UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          June 30, 2008

Date of reporting period:         June 30, 2008


ITEM 1.  REPORT TO SHAREHOLDERS
===============================


                                                              [WELLS FARGO LOGO]

[LOGO]          ANNUAL REPORT
                JUNE 30, 2008

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

-     Wells Fargo Advantage California Limited-Term Tax-Free Fund

-     Wells Fargo Advantage California Tax-Free Fund

-     Wells Fargo Advantage Colorado Tax-Free Fund

-     Wells Fargo Advantage Minnesota Tax-Free Fund

-     Wells Fargo Advantage National Limited-Term Tax-Free Fund

-     Wells Fargo Advantage National Tax-Free Fund

WANT TO RECEIVE YOUR ANNUAL AND SEMI-ANNUAL REPORTS FASTER?

Sign up for e-delivery at www.wellsfargo.com/advantagefunds, Keyword: eDocs.

CONTENTS

LETTER TO SHAREHOLDERS ...........................................      2
PERFORMANCE HIGHLIGHTS
California Limited-Term Tax-Free Fund ............................      6
California Tax-Free Fund .........................................     12
Colorado Tax-Free Fund ...........................................     18
Minnesota Tax-Free Fund ..........................................     22
National Limited-Term Tax-Free Fund ..............................     26
National Tax-Free Fund ...........................................     30

FUND EXPENSES (UNAUDITED) ........................................     35

PORTFOLIO OF INVESTMENTS
California Limited-Term Tax-Free Fund ............................     38
California Tax-Free Fund .........................................     42
Colorado Tax-Free Fund ...........................................     49
Minnesota Tax-Free Fund ..........................................     52
National Limited-Term Tax-Free Fund ..............................     56
National Tax-Free Fund ...........................................     62

FINANCIAL STATEMENTS
Statements of Assets and Liabilities .............................     70
Statements of Operations .........................................     72
Statements of Changes in Net Assets ..............................     74
Financial Highlights .............................................     80

NOTES TO FINANCIAL STATEMENTS ....................................     88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........     97

OTHER INFORMATION (UNAUDITED) ....................................     98

LIST OF ABBREVIATIONS ............................................    104

------------
The views expressed are as of June 30, 2008, and are those of the Fund managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Municipal Income Funds.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

[GRAPHIC OMITTED]

WELLS FARGO
     INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 120 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

Integrity. Expertise. Solutions.
--------------------------------------------------------------------------------

GUIDED BY A DISTINGUISHED HERITAGE. Since 1852 Wells Fargo has distinguished itself by safely delivering people and their valuables to distant destinations. To meet the needs of a vibrant, expanding nation, the company successfully forged partnerships with local specialists who knew the terrain.

Although much has changed since then, WELLS FARGO ADVANTAGE FUNDS continues to put the same time and effort into selecting independent portfolio management teams who oversee our Funds. It's our way of maintaining this early commitment to integrity and expertise and to providing solutions that help you reach your destination.

INDEPENDENT THINKING. With a primary focus on delivering long-term performance and risk management, our approach offers investors access to the strategic thinking of independent investment teams from 15 different management firms. While each of our teams concentrates on a specific strategy, collectively they provide in-depth knowledge and insight across distinct investment styles.

TIME-TESTED APPROACH. Our teams are chosen for their expertise in particular investment styles and for their consistent, repeatable processes. All remain independent and free to concentrate solely on managing money and producing results. Our strict adherence to this approach provides a consistent focus on long-term results and allows investors to tap into the expertise of leading institutional investment managers to create fully diversified portfolios.

SOLUTIONS FOR EVERY STAGE. WELLS FARGO ADVANTAGE FUNDS provides investors with strategic investment solutions that help navigate the complex and ever-changing investment landscape. Our diverse family of mutual funds includes more than 100 Funds that cover a broad spectrum of investment styles and asset classes, and each Fund has its own disciplined approach to investing.


NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $150 BILLION IN ASSETS UNDER MANAGEMENT, AS OF June 30, 2008.

EQUITY FUNDS
--------------------------------------------------------------------------------
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS
--------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund 1
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund 1
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio
WealthBuilder Equity Portfolio
WealthBuilder Growth Allocation Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Moderate Balanced Portfolio
WealthBuilder Tactical Equity Portfolio
Target Today Fund 2
Target 2010 Fund 2
Target 2015 Fund 2
Target 2020 Fund 2
Target 2025 Fund 2
Target 2030 Fund 2
Target 2035 Fund 2
Target 2040 Fund 2
Target 2045 Fund 2
Target 2050 Fund 2

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
100% Treasury Money Market Fund 1
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund 1
Heritage Money Market Fund
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund 1

VARIABLE TRUST FUNDS 3
--------------------------------------------------------------------------------
VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

--------------------------------------------------------------------------------

1 The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

2 The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

3 The Variable Trust Funds are generally available only through insurance company variable contracts.


NOT PART OF THE SEMI-ANNUAL REPORT.

2 Wells Fargo Advantage Municipal Income Funds            Letter to Shareholders

[PHOTO OF KARLA M. RABUSCH]

KARLA M. RABUSCH,
President
Wells Fargo Advantage Funds

DURING THE PERIOD, THE ECONOMY STRUGGLED TO ABSORB SLOWER GROWTH, HIGH ENERGY AND COMMODITY PRICES, A CONTINUING CORRECTION IN THE HOUSING MARKET, AND TIGHTER LENDING PRACTICES THAT PRESENTED FINANCIAL CHALLENGES TO BUSINESSES, CONSUMERS, AND GOVERNMENT ENTITIES.

DEAR VALUED SHAREHOLDER,

We're pleased to offer you this annual report for the Wells Fargo Advantage Municipal Income Funds that covers the 12-month period that ended June 30, 2008. During the period, the economy struggled to absorb slower growth, high energy and commodity prices, a continuing correction in the housing market, and tighter lending practices that presented financial challenges to businesses, consumers, and government entities.

ECONOMIC HIGHLIGHTS

The fixed-income markets weathered many ups and downs during the last 12 months. Last summer, credit market liquidity began to dry up, sparking a global credit crunch. As a result, bond spreads widened while U.S. Treasuries rallied. This flight to quality in fixed-income markets continued and deepened throughout the end of the second half of 2007 and into the first quarter of 2008.

The ignition of the credit crunch came from massive defaults in subprime mortgages that had been securitized and levered through derivatives across a broad swath of the financial system. Global financial markets appeared to collectively discover that these debt obligations were held in many different types of structured debt products and that their expected cash flows were not likely to come in as promised. Thus, a broad deleveraging of financial exposure spread throughout the markets as investors fled risk and sought safety in U.S. Treasuries and the highest-quality securities. As a result, corporate bond and structured product spreads widened while municipal bonds fell out of favor compared with U.S. Treasuries.

These trends continued through both the third and fourth quarters of 2007 before reaching heightened levels of distress in the first quarter of 2008. Spreads widened substantially across the full breadth of the fixed-income markets, reaching their collective peaks around mid-March. The Fed intervened with substantive rate cuts throughout this period but accelerated its pace of monetary policy intervention in January by announcing an unscheduled 75 basis point (100 basis points equals 1.00%) cut in the federal funds rate on January 22, eight days before its scheduled meeting. At the scheduled meeting of January 30, the governing body cut the federal funds rate by another 50 basis points.

Liquidity problems in the credit markets peaked in mid-March 2008, punctuated by the insolvency of Bear Stearns. Because of the potential for systemic consequences to the whole financial system, the Federal Reserve orchestrated a buyout of the firm's assets to bolster market liquidity. These moves appeared to provide precisely the tonic that the markets needed. The second quarter of 2008 began with a strong rally in lower-quality bonds and a decline in prices of U.S. Treasuries. For the first quarter since the credit crunch began, lower-quality securities outperformed higher-grade securities. Municipal bonds rallied and led performance in most investment-grade fixed-income sectors for the first time in several quarters. However, by the end of June, credit concerns returned to the markets and bonds gave back a good amount of the April and May rallies. The second quarter of 2008 finished with generally lower spreads than those of the first quarter, but with a noticeable return to some of the credit concerns that had been the theme since the summer of 2007.

Letter to Shareholders            Wells Fargo Advantage Municipal Income Funds 3

FIXED-INCOME AND MUNICIPAL BOND MARKETS

Although credit markets were under liquidity pressures for most of the 12-month period, high-quality, fixed-income investments generally outpaced the returns in the U.S. stock markets during the same time period.

Market distress from the credit crunch peaked in the first quarter of 2008, which spurred a tremendous rally in U.S. Treasuries that significantly lowered their yields. At the same time, however, risk aversion in the municipal bond market was increasing sharply, fueled by a crisis of confidence in certain monoline insurers. This resulted in municipal bond yields that were significantly higher than U.S. Treasury yields. In fact, the ratios of municipal bond yields to those of U.S. Treasuries hit all-time highs in the middle of March. Typically, yields on municipal bonds are lower than U.S. Treasuries to account for their tax benefits, but the first quarter produced some extraordinary conditions. Municipal bonds with maturities shorter than three years reached yields that were 1.3 times the yield of the equivalent-maturity U.S. Treasury yield--an unprecedented level.

While the heightened volatility in the municipal bond market was challenging, conditions like these often produce potential relative value opportunities. Thus, active investment styles that opportunistically search for long-term relative value may be able to add securities with the potential for favorable long-term performance during periods of short-term volatility.

In April 2008, the risk aversion in fixed-income markets finally subsided. Municipal bonds and lower-quality bonds rallied for the first time in several months. U.S. Treasuries declined in value while lower-quality bonds rallied more than higher-quality bonds. Investors who had moved into municipal bonds during their strained valuations in March and over the previous months were rewarded by the price rally. While this was a welcome event in the municipal bond market, it was by no means an end to the potential risks in credit conditions. The April rally lasted through the beginning of May before risk aversion began to creep back in mid June. We continue to be in a challenging environment; however, with the volatility comes the potential for opportunities to find value.

PLANNING AHEAD

The uncertainty of future Fed action combined with other market forces supports our belief that successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes. Each Fund is managed according to a disciplined approach to investing that features the strategic thinking of portfolio managers chosen for their in-depth knowledge and methodology. We believe that our insistence on seeking investment teams who share our dedication to pursuing consistent long-term results offers you a way to navigate changing market conditions and move forward with your financial planning.

ALTHOUGH CREDIT MARKETS WERE UNDER LIQUIDITY PRESSURES FOR MOST OF THE 12-MONTH PERIOD, HIGH-QUALITY, FIXED-INCOME INVESTMENTS GENERALLY OUTPACED THE RETURNS IN THE U.S. STOCK MARKETS DURING THE SAME TIME PERIOD.

4 Wells Fargo Advantage Municipal Income Funds            Letter to Shareholders

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch
Karla M. Rabusch
President
Wells Fargo Advantage Funds

                                          This page is intentionally left blank.

6 Wells Fargo Advantage Municipal Income Funds            Performance Highlights

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage California Limited-Term Tax-Free Fund (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Julio C. Bonilla, CFA
Stephen Galiani

FUND INCEPTION

November 18, 1992

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2008
(EXCLUDING SALES CHARGES)

CALIFORNIA LIMITED-TERM TAX-FREE FUND                           1 Year
Class A                                                          3.09%

Lehman Brothers 3-Year Municipal Bond Index (1)                  5.58%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 3.00%. Net and gross expense ratios for Class A shares are 0.85% and 0.94%, respectively. The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF JUNE 30, 2008)

[LINE GRAPH]

                             WELLS FARGO ADVANTAGE
                          WELLS FARGO ADVANTAGE CALIFORNIA       CALIFORNIA LIMITED-TERM
                            LIMITED-TERM TAX-FREE FUND -      TAX-FREE FUND - ADMINISTRATOR    LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
                                       CLASS A                             CLASS                                INDEX


               6/30/1998                 9703                                                                   10,000
               7/31/1998                 9744                               10043                              $10,036
               8/31/1998                 9875                               10181                              $10,134
               9/30/1998                 9989                               10291                              $10,198
              10/31/1998                10003                               10314                              $10,248
              11/30/1998                10032                               10345                              $10,272
              12/31/1998                10045                               10356                              $10,297
               1/31/1999                10144                               10460                              $10,390
               2/28/1999                10115                               10429                              $10,402
               3/31/1999                10137                               10463                              $10,411
               4/30/1999                10141                               10457                              $10,443
               5/31/1999                10103                               10417                              $10,428
               6/30/1999                 9978                               10296                              $10,366
               7/31/1999                10039                               10350                              $10,417
               8/31/1999                10021                               10330                              $10,430
               9/30/1999                10062                               10383                              $10,469
              10/31/1999                10034                               10355                              $10,470
              11/30/1999                10085                               10399                              $10,516
              12/31/1999                10048                               10371                              $10,499
               1/31/2000                10081                               10406                              $10,518
               2/29/2000                10123                               10451                              $10,551
               3/31/2000                10200                               10532                              $10,606
               4/30/2000                10176                               10508                              $10,607
               5/31/2000                10195                               10528                              $10,618
               6/30/2000                10344                               10686                              $10,752
               7/31/2000                10424                               10770                              $10,839
               8/31/2000                10534                               10887                              $10,922
               9/30/2000                10510                               10862                              $10,925
              10/31/2000                10560                               10915                              $10,986
              11/30/2000                10609                               10967                              $11,031
              12/31/2000                10732                               11097                              $11,154
               1/31/2001                10862                               11223                              $11,323
               2/28/2001                10882                               11246                              $11,367
               3/31/2001                10915                               11292                              $11,447
               4/30/2001                10821                               11195                              $11,430
               5/31/2001                10905                               11284                              $11,535
               6/30/2001                10966                               11349                              $11,586
               7/31/2001                11059                               11448                              $11,680
               8/31/2001                11185                               11581                              $11,802
               9/30/2001                11191                               11577                              $11,861
              10/31/2001                11272                               11675                              $11,937
              11/30/2001                11213                               11602                              $11,900
              12/31/2001                11183                               11583                              $11,889
               1/31/2002                11311                               11706                              $12,040
               2/28/2002                11402                               11804                              $12,130
               3/31/2002                11193                               11595                              $11,949
               4/30/2002                11361                               11774                              $12,125
               5/31/2002                11454                               11861                              $12,195
               6/30/2002                11514                               11937                              $12,300
               7/31/2002                11606                               12035                              $12,396
               8/31/2002                11710                               12134                              $12,475
               9/30/2002                11866                               12300                              $12,573
              10/31/2002                11681                               12118                              $12,505
              11/30/2002                11694                               12133                              $12,508
              12/31/2002                11862                               12301                              $12,688
               1/31/2003                11831                               12270                              $12,728
               2/28/2003                11931                               12378                              $12,810
               3/31/2003                11909                               12370                              $12,795
               4/30/2003                11964                               12419                              $12,830
               5/31/2003                12086                               12551                              $12,929
               6/30/2003                12060                               12526                              $12,908
               7/31/2003                11853                               12322                              $12,792
               8/31/2003                11917                               12381                              $12,857
               9/30/2003                12106                               12582                              $13,050
              10/31/2003                12070                               12548                              $12,988
              11/30/2003                12114                               12596                              $13,000
              12/31/2003                12140                               12626                              $13,028
               1/31/2004                12185                               12676                              $13,073
               2/29/2004                12286                               12786                              $13,184
               3/31/2004                12241                               12741                              $13,148
               4/30/2004                12069                               12573                              $13,016
               5/31/2004                12048                               12542                              $12,964
               6/30/2004                12073                               12571                              $12,987
               7/31/2004                12168                               12674                              $13,084
               8/31/2004                12323                               12841                              $13,222
               9/30/2004                12361                               12885                              $13,237
              10/31/2004                12412                               12942                              $13,274
              11/30/2004                12333                               12861                              $13,210
              12/31/2004                12445                               12982                              $13,262
               1/31/2005                12459                               13012                              $13,243
               2/28/2005                12425                               12966                              $13,203
               3/31/2005                12369                               12909                              $13,160
               4/30/2005                12477                               13027                              $13,227
               5/31/2005                12528                               13084                              $13,251
               6/30/2005                12580                               13142                              $13,320
               7/31/2005                12523                               13085                              $13,288
               8/31/2005                12587                               13167                              $13,331
               9/30/2005                12564                               13145                              $13,338
              10/31/2005                12532                               13113                              $13,318
              11/30/2005                12546                               13131                              $13,330
              12/31/2005                12616                               13193                              $13,377
               1/31/2006                12634                               13228                              $13,406
               2/28/2006                12662                               13259                              $13,417
               3/31/2006                12632                               13230                              $13,393
               4/30/2006                12639                               13240                              $13,416
               5/31/2006                12696                               13302                              $13,463
               6/30/2006                12653                               13259                              $13,438
               7/31/2006                12763                               13378                              $13,530
               8/31/2006                12885                               13510                              $13,635
               9/30/2006                12934                               13564                              $13,698
              10/31/2006                12971                               13607                              $13,739
              11/30/2006                13020                               13661                              $13,787
              12/31/2006                13021                               13664                              $13,784
               1/31/2007                13023                               13668                              $13,784
               2/28/2007                13095                               13734                              $13,878
               3/31/2007                13109                               13765                              $13,918
               4/30/2007                13148                               13808                              $13,946
               5/31/2007                13138                               13799                              $13,945
               6/30/2007                13126                               13790                              $13,956
               7/31/2007                13191                               13861                              $14,045
               8/31/2007                13218                               13892                              $14,123
               9/30/2007                13309                               13991                              $14,221
              10/31/2007                13350                               14037                              $14,290
              11/30/2007                13402                               14095                              $14,400
              12/31/2007                13418                               14114                              $14,473
               1/31/2008                13602                               14299                              $14,783
               2/29/2008                13370                               14067                              $14,585
               3/31/2008                13466                               14172                              $14,797
               4/30/2008                13519                               14232                              $14,780
               5/31/2008                13586                               14305                              $14,832
               6/30/2008                13532                               14250                              $14,734



----------------
(1) Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage California Limited-Term Tax-Free Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

Performance Highlights            Wells Fargo Advantage Municipal Income Funds 7

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- For the 12-month period the Fund lagged its benchmark primarily because of the Fund's defensive posture as well as the general underperformance of California bonds.

- We took a conservative approach to managing the Fund, maintaining a substantial liquidity position, increasing the Fund's holdings of the highest quality prerefunded and escrowed-to-maturity paper, and carefully diversifying the Fund's holdings of insured municipal bonds.

- Our bias remains toward higher-quality assets and defensive portfolio positioning; we continue to seek opportunities to realize relative value and thus improve total return.

DECLINES IN THE HOUSING MARKET AND CONCURRENT PROBLEMS IN THE SUBPRIME MORTGAGE SECTOR SPAWNED VOLATILITY IN THE FIXED-INCOME MARKETS DURING THE PERIOD AND CONTRIBUTED TO DISLOCATIONS IN THE FINANCIAL MARKETS.

The Fed stepped in and lowered the federal funds rate from 5.25% to 2.00% over the course of the period, which caused what had been a flat yield curve to steepen as short-term interest rates fell in all income sectors and rates on longer-term bonds rose as concerns about inflation increased.

Fear that the housing market collapse would spread throughout the economy caused yields on corporate bonds and mortgage-backed securities to rise; subsequently, municipal bonds began to underperform over the course of the second half of 2007. This relative underperformance of municipals, combined with downgrades of some of the monoline insurers that came about as the result of their exposure to deteriorating subprime mortgage securities, produced a wave of forced liquidations of municipal bond portfolios from hedge funds and other leveraged players, as well as more traditional market participants.

By February 2008, the underperformance of municipals had brought them to attractive levels relative to U.S. Treasury bonds, which brought new and traditional buyers into the municipal marketplace. Even though municipals outperformed U.S. Treasuries over the following months, municipal bond prices remained relatively attractive as the 12-month period came to a close.

CREDIT QUALITY (3)
(AS OF JUNE 30, 2008)

[PIE CHART]
A                 8%
AA               22%
AAA              35%
BBB              11%
Cash              6%
SPI/MIGI/AI/PI    7%
Unrated          11%
-------------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

8 Wells Fargo Advantage Municipal Income Funds            Performance Highlights

      Within the municipal market, longer-maturity and lower-quality bonds were the poorest performers as the yield curve steepened and credit spreads widened. Insured paper also underperformed. Bonds covered by monoline insurers that were downgraded traded to levels cheaper than what was dictated by their underlying credit ratings; but even bonds insured by the monolines that maintained their AAA-ratings suffered some spread widening. Conversely, shorter-maturity, high-quality bonds, especially prerefunded bonds, were generally the best performers during the period.

      Overall, California tax-free bonds tended to underperform national municipal bonds. This underperformance was partially a function of increased supply. The par value of new issues sold by the state of California and local municipalities--already the highest of any state in the United States--increased by 37% from 2006 to 2007. This increase is high when compared with an overall national increase in new issues of just 10% during the same period. Also negatively impacting the overall performance of the California market was the generally longer-maturity structures of issues from California.

      IN MANAGING THE FUND DURING THIS UNUSUALLY VOLATILE PERIOD, WE TOOK A CONSERVATIVE, DEFENSIVE APPROACH.

      During the third calendar quarter of 2007 (the first quarter of the Fund's 12-month reporting period), we shortened the portfolio's affective duration, which had been long at 108% of the benchmark and reduced it to about 95% of the benchmark by the end of the same quarter and to 88% by the end of 2007. We kept the Fund at this 88% level until the final quarter of the 12-month reporting period (second calendar quarter of 2008), when we further reduced it to between 80% and 85%. We also increased the Fund's holdings of the highest-quality prerefunded and escrowed-to-maturity paper, from 23% on June 30, 2007, to 30% by the end of 2007. This number has since moved down to 25%, primarily because of bond maturities and calls. We also maintained a careful diversification among the insured-bond positions and avoided exposure in excess of about 15% to any single monoline insurer.

      No major portfolio restructurings were initiated. At times during the 12-month period, we maintained long or short positions in U.S. Treasury note futures contracts to help manage the Fund's duration. Throughout the period, we maintained a substantial liquidity position, generally about 15% of the portfolio, to add stability to the Fund's net asset value (NAV) during periods of market volatility as well to provide ready reserves to take advantage of distress situations and meet shareholder redemptions.

      As in previous reporting periods, most individual bond trades were executed to realize relative value opportunities or to add yield. Most secondary market bond purchases were concentrated in "cushion" bonds, which we defined as generally 5% or higher coupon bonds with final maturities in the six- to ten-year maturity

Performance Highlights            Wells Fargo Advantage Municipal Income Funds 9
range, priced to short calls (four years or less). While maintaining short modified durations, these securities offered higher current income streams as well as substantial yield "kicks" (increments) to maturity; their higher coupons combined with the steepness of the front end of the municipal yield curve helped to minimize extension risk.

We occasionally participated in new issues when they were offered at favorable yields relative to secondary market levels and subsequently liquidated these positions by distributing them to retail dealers at tighter spreads. Recently, we began adding positions in high-grade, noncallable zero-coupon bonds, primarily in the four- to five-year maturity range, based on their increasingly attractive spreads and potential for tightening as they roll down the steepened yield curve.

FOR NOW, OUR BIAS IS TOWARD HIGHER-QUALITY ASSETS AND MAINTAINING A SUBSTANTIAL LIQUIDITY POSITION.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary.

Although we do not anticipate further easing by the Fed, it appears that job losses, housing foreclosures, and tighter credit might keep the Fed on hold in the near term. Conversely, higher commodity and energy costs along with rising import prices may push inflation beyond acceptable levels and put pressure on longer-term rates in the coming months. We are maintaining a portfolio duration that is short relative to the Fund's benchmark and also maintaining the Fund's substantial liquidity position. Within the tax-exempt marketplace, our bias remains toward higher-quality assets, and we continue to seek trading opportunities that might add relative value and improve total return.

MATURITY DISTRIBUTION (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

1-3 Years             23%
5-10 Years            11%
20+ Years              3%
0-1 Year              26%
3-5 Years             30%
10-20 Years            7%

10 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

AVERAGE ANNUAL TOTAL RETURN 4 (%) (AS OF JUNE 30, 2008)

CALIFORNIA LIMITED-TERM                   Including Sales Charge              Excluding Sales Charge          Expense Ratio
TAX-FREE FUND                       6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross (5)  Net (6)
--------------------------------    ---------  ------  ------  -------  ---------  ------  ------  -------  ---------  -------
Class A (SFCIX)                      (2.16)    0.00     1.71    3.07     0.85      3.09     2.33     3.38    0.94%      0.85%

Class C (SFCCX)                      (0.53)    1.32     1.57    2.56     0.47      2.32     1.57     2.56    1.69%      1.60%

Administrator Class (SCTIX)                                              0.96      3.34     2.61     3.60    0.86%      0.60%

Lehman Brothers 3-Year Municipal
  Bond Index (1)                                                         1.80      5.58     2.68     3.95

*     Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to California municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

-------------
(4) Performance shown prior to the inception of the Class C shares on August 30, 2002, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

(5) For Class A and Class C shares, reflects the gross expense ratio as stated in the June 20, 2008, prospectus. For Administrator Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          This page is intentionally left blank.

12 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage California Tax-Free Fund (the Fund) seeks current income exempt from federal income tax and California individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Stephen Galiani

FUND INCEPTION

October 6, 1988

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2008
(EXCLUDING SALES CHARGES)

CALIFORNIA TAX-FREE FUND                           1 Year
------------------------                          --------
Class A                                             1.25%
Lehman Brothers Municipal Bond Index (1)            3.23%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. Net and gross expense ratios for Class A shares are 0.80% and 0.89%, respectively. The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the necessary to maintain the net operating expense ratio shown, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF JUNE 30, 2008)

[LINE GRAPH]

[LINE GRAPH]

                      WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
                       CALIFORNIA TAX-FREE    CALIFORNIA TAX-FREE FUND -  LEHMAN BROTHERS MUNICIPAL
                          FUND - CLASS A        ADMINISTRATOR CLASS              BOND INDEX
                      ---------------------   --------------------------  -------------------------
 6/30/1998                     9547                     10000                    10,000
 7/31/1998                     9561                     10024                    10,025
 8/31/1998                     9722                     10192                    10,180
 9/30/1998                     9875                     10354                    10,308
10/31/1998                     9871                     10350                    10,308
11/30/1998                     9906                     10387                    10,344
12/31/1998                     9914                     10396                    10,370
 1/31/1999                    10038                     10517                    10,493
 2/28/1999                     9984                     10470                    10,447
 3/31/1999                    10022                     10501                    10,461
 4/30/1999                    10025                     10515                    10,488
 5/31/1999                     9937                     10423                    10,427
 6/30/1999                     9771                     10249                    10,277
 7/31/1999                     9801                     10282                    10,314
 8/31/1999                     9687                     10163                    10,231
 9/30/1999                     9698                     10166                    10,235
10/31/1999                     9558                     10020                    10,125
11/30/1999                     9668                     10147                    10,232
12/31/1999                     9552                     10027                    10,155
 1/31/2000                     9501                      9976                    10,111
 2/29/2000                     9668                     10142                    10,228
 3/31/2000                     9912                     10408                    10,451
 4/30/2000                     9823                     10307                    10,389
 5/31/2000                     9782                     10275                    10,335
 6/30/2000                    10074                     10573                    10,609
 7/31/2000                    10238                     10747                    10,756
 8/31/2000                    10459                     10990                    10,922
 9/30/2000                    10397                     10916                    10,865
10/31/2000                    10469                     11003                    10,984
11/30/2000                    10558                     11099                    11,067
12/31/2000                    10860                     11407                    11,341
 1/31/2001                    10905                     11466                    11,453
 2/28/2001                    10945                     11510                    11,490
 3/31/2001                    11009                     11569                    11,593
 4/30/2001                    10849                     11403                    11,468
 5/31/2001                    10971                     11543                    11,592
 6/30/2001                    11033                     11610                    11,669
 7/31/2001                    11206                     11792                    11,842
 8/31/2001                    11457                     12058                    12,037
 9/30/2001                    11421                     12022                    11,996
10/31/2001                    11536                     12144                    12,139
11/30/2001                    11450                     12045                    12,037
12/31/2001                    11316                     11917                    11,923
 1/31/2002                    11464                     12074                    12,129
 2/28/2002                    11577                     12194                    12,275
 3/31/2002                    11327                     11934                    12,034
 4/30/2002                    11506                     12124                    12,269
 5/31/2002                    11594                     12207                    12,344
 6/30/2002                    11659                     12289                    12,474
 7/31/2002                    11780                     12417                    12,635
 8/31/2002                    11943                     12590                    12,787
 9/30/2002                    12230                     12894                    13,067
10/31/2002                    11965                     12617                    12,850
11/30/2002                    11949                     12593                    12,796
12/31/2002                    12169                     12838                    13,066
 1/31/2003                    12109                     12766                    13,033
 2/28/2003                    12267                     12936                    13,216
 3/31/2003                    12271                     12942                    13,224
 4/30/2003                    12390                     13070                    13,311
 5/31/2003                    12641                     13348                    13,623
 6/30/2003                    12565                     13260                    13,564
 7/31/2003                    12111                     12784                    13,089
 8/31/2003                    12211                     12892                    13,187
 9/30/2003                    12540                     13242                    13,575
10/31/2003                    12490                     13191                    13,507
11/30/2003                    12647                     13360                    13,648
12/31/2003                    12721                     13441                    13,761
 1/31/2004                    12769                     13494                    13,839
 2/29/2004                    13004                     13745                    14,048
 3/31/2004                    12939                     13679                    13,999
 4/30/2004                    12589                     13312                    13,667
 5/31/2004                    12558                     13283                    13,618
 6/30/2004                    12617                     13347                    13,667
 7/31/2004                    12803                     13547                    13,848
 8/31/2004                    13070                     13832                    14,125
 9/30/2004                    13165                     13935                    14,200
10/31/2004                    13282                     14062                    14,322
11/30/2004                    13167                     13943                    14,204
12/31/2004                    13338                     14127                    14,378
 1/31/2005                    13505                     14307                    14,511
 2/28/2005                    13468                     14270                    14,463
 3/31/2005                    13375                     14175                    14,372
 4/30/2005                    13626                     14443                    14,599
 5/31/2005                    13759                     14587                    14,703
 6/30/2005                    13843                     14692                    14,794
 7/31/2005                    13797                     14633                    14,728
 8/31/2005                    13955                     14804                    14,876
 9/30/2005                    13810                     14653                    14,777
10/31/2005                    13738                     14580                    14,686
11/30/2005                    13810                     14660                    14,757
12/31/2005                    13949                     14823                    14,884
 1/31/2006                    13987                     14867                    14,924
 2/28/2006                    14108                     14985                    15,024
 3/31/2006                    13997                     14870                    14,920
 4/30/2006                    13959                     14834                    14,916
 5/31/2006                    14024                     14905                    14,983
 6/30/2006                    13948                     14841                    14,926
 7/31/2006                    14153                     15048                    15,104
 8/31/2006                    14383                     15296                    15,327
 9/30/2006                    14472                     15394                    15,435
10/31/2006                    14551                     15494                    15,532
11/30/2006                    14666                     15606                    15,661
12/31/2006                    14633                     15575                    15,606
 1/31/2007                    14608                     15552                    15,566
 2/28/2007                    14774                     15731                    15,771
 3/31/2007                    14736                     15694                    15,732
 4/30/2007                    14788                     15753                    15,779
 5/31/2007                    14710                     15688                    15,709
 6/30/2007                    14630                     15592                    15,627
 7/31/2007                    14724                     15695                    15,749
 8/31/2007                    14619                     15586                    15,681
 9/30/2007                    14819                     15803                    15,913
10/31/2007                    14874                     15865                    15,984
11/30/2007                    14915                     15912                    16,086
12/31/2007                    14922                     15922                    16,130
 1/31/2008                    15073                     16087                    16,334
 2/29/2008                    14292                     15258                    15,586
 3/31/2008                    14678                     15659                    16,031
 4/30/2008                    14829                     15852                    16,219
 5/31/2008                    14940                     15959                    16,317
 6/30/2008                    14814                     15828                    16,133

----------
(1) Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage California Tax-Free Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 13

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- For the 12-month period the Fund lagged its benchmark primarily because of the Fund's defensive posture as well as its overweighting at the longer end of the yield curve, which underperformed the overall municipal market. In general, California bonds underperformed the broader municipal market.

- We took a conservative approach to managing the Fund, maintaining substantial positions in liquidity instruments and the highest quality prerefunded and escrowed-to-maturity paper, and carefully diversifying the Fund's holdings of insured municipal bonds.

- Our bias remains toward higher-quality assets and defensive portfolio positioning; we continue to seek opportunities to realize relative value and thus improve total return.

DECLINES IN THE HOUSING MARKET AND CONCURRENT PROBLEMS IN THE SUBPRIME MORTGAGE SECTOR SPAWNED VOLATILITY IN THE FIXED INCOME MARKETS DURING THE PERIOD AND CONTRIBUTED TO DISLOCATIONS IN THE FINANCIAL MARKETS.

The Fed stepped in and lowered the federal funds rate from 5.25% to 2.00% over the course of the period, which caused what had been a flat yield curve to steepen as short-term interest rates fell in all income sectors and rates on longer-term bonds rose as concerns about inflation increased.

CREDIT QUALITY (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

A                     16%
AA                    30%
AAA                   27%
BBB                   17%
Cash                   1%
SP1/MIG1/A1/P1         4%
Unrated                5%

Fear that the housing market collapse would spread throughout the economy caused yields on corporate bonds and mortgage-backed securities to rise; subsequently, municipal bonds began to underperform over the course of the second half of 2007. This relative underperformance of municipals, combined with downgrades of some of the monoline insurers that came about as the result of their exposure to deteriorating subprime mortgage securities, produced a wave of forced liquidations of municipal bond portfolios from hedge funds and other leveraged players, as well as more traditional market participants.

By February of 2008, the underperformance of municipals had brought them to attractive levels relative to U.S. Treasury bonds, which brought new and traditional buyers into the municipal marketplace. Even though municipals outperformed U.S. Treasuries over the following months, municipal bond prices remained relatively attractive as the 12-month period came to a close.

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

14 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

      Within the municipal market, longer-maturity and lower-quality bonds were the poorest performers as the yield curve steepened and credit spreads widened. Insured paper also underperformed. Bonds covered by monoline insurers that were downgraded traded to levels cheaper than what was dictated by their underlying credit ratings; but even bonds insured by the monolines that maintained their AAA-ratings suffered some spread widening. Conversely, shorter-maturity, high-quality bonds, especially prerefunded bonds, were generally the best performers during the period.

      Overall, California tax-free bonds tended to underperform national municipal bonds. This underperformance was partially a function of increased supply. The par value of new issues sold by the state of California and local municipalities--already the highest of any state in the United States--increased by 37% from 2006 to 2007. This increase is high when compared with an overall national increase in new issues of just 10% during the same period. Also negatively impacting the overall performance of the California market was the generally longer-maturity structures of issues from California.

      IN MANAGING THE FUND DURING THIS UNUSUALLY VOLATILE PERIOD, WE TOOK A CONSERVATIVE, DEFENSIVE APPROACH.

      During the third calendar quarter of 2007 (the first quarter of the Fund's fiscal year), we shortened the portfolio's affective duration, which had been long at 110% of the benchmark, and maintained it at about 90% for most of the 12-month period, except for early 2008, when we temporarily moved back to a more neutral position. We reduced the Fund's overall exposure to lower-quality bonds rated in the bottom two investment-grade categories and increased the holdings of the highest-quality prerefunded and escrowed-to-maturity paper. We also maintained a careful diversification among the insured-bond positions and avoided exposure in excess of about 15% to any single monoline insurer.

      No major portfolio restructurings were initiated. For much (but not all) of the 12-month period, we sustained short positions of varying sizes in U.S. Treasury note and bond futures contracts to help reduce the Fund's duration.

      As in previous reporting periods, most trades were executed to realize relative value opportunities or to add yield. Most bond purchases were concentrated around the 20-year maturity range, where we found the valuations most attractive. For the most part, we avoided the 30-year portion of the yield curve because of its longer duration, relative flatness, and generally more narrow spreads. We frequently participated in new issues when they were offered at favorable yields relative to secondary-market levels and subsequently often liquidated these positions by distributing them to retail dealers at tighter spreads.

      In the fall of 2007, we made a play on tobacco bonds, adding a full position based on their widening spreads. Around the turn of the year, we sold part of the

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 15
position based on its relative outperformance, then added to it in the spring of 2008 when spreads widened again. More recently, we began adding positions in high-grade, noncallable zero-coupon bonds, primarily in the ten-year maturity range. We based this decision on the increasing attractiveness of spreads and potential for tightening as the noncallable zero-coupon bonds roll down the steepened yield curve.

FOR NOW OUR BIAS IS TOWARD HIGHER-QUALITY ASSETS AND MAINTAINING A SUBSTANTIAL LIQUIDITY POSITION.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary.

Although we do not anticipate further easing by the Fed, it appears that job losses, housing foreclosures, and tighter credit might keep the Fed on hold in the near-term. Conversely, higher commodity and energy costs along with rising import prices may push inflation beyond acceptable levels and put pressure on longer-term rates in the coming months. We are maintaining a portfolio duration that is short relative to the Fund's benchmark, and also maintaining the Fund's substantial liquidity position. Within the tax-exempt marketplace, our bias remains toward higher-quality assets and we continue to seek trading opportunities that might add relative value and improve total return.

MATURITY DISTRIBUTION (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

1-3 Years              5%
5-10 Years             7%
20+ Years             30%
0-1 Year              10%
3-5 Years              4%
10-20 Years           44%

16 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JUNE 30, 2008)

                                    Including Sales Charge               Excluding Sales Charge         Expense Ratio
CALIFORNIA TAX-FREE FUND    6 Months *  1 Year  5 Year  10 Year  6 Months *  1 Year  5 Year  10 Year  Gross (4)  Net (5)
-------------------------   ----------  ------  ------  -------  ----------  ------  ------  -------  ---------  ------
Class A (SCTAX)               (5.22)    (3.31)   2.39    4.01      (0.72)     1.25    3.35    4.49     0.89%     0.80%
Class B (SGCBX) **            (6.04)    (4.43)   2.20    3.71      (1.04)     0.57    2.57    3.71     1.64%     1.55%
Class C (SCTCX)               (2.04)    (0.53)   2.55    3.69      (1.04)     0.47    2.55    3.69     1.64%     1.55%
Administrator
Class (SGCAX)                                                      (0.59)     1.51    3.60    4.70     0.81%     0.55%
Lehman Brothers Municipal
Bond Index (1)                                                      0.02      3.23    3.53    4.90

*     Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value.The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to California municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For Administrator Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus.

(5) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

                                          This page is intentionally left blank.

18 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Colorado Tax-Free Fund (the Fund) seeks current income exempt from federal income tax and Colorado individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani
Adrian Van Poppel

FUND INCEPTION

June 1, 1993

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2008
(EXCLUDING SALES CHARGES)

CALIFORNIA TAX-FREE FUND                           1 Year
------------------------                          --------
Class A                                             1.85%
Lehman Brothers Municipal Bond Index (1)            3.23%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. Net and gross expense ratios for Class A shares are 0.85% and 0.94%, respectively. The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF JUNE 30, 2008)

[LINE GRAPH]

                     WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
                    COLORADO TAX-FREE FUND   COLORADO TAX-FREE FUND -   LEHMAN BROTHERS MUNICIPAL
                          - CLASS A            ADMINISTRATOR CLASS            BOND INDEX
                    ----------------------   ------------------------   -------------------------
 6/30/1998                   9550                     10000                     10,000
 7/31/1998                   9563                     10013                     10,025
 8/31/1998                   9727                     10186                     10,180
 9/30/1998                   9873                     10338                     10,308
10/31/1998                   9793                     10255                     10,308
11/30/1998                   9866                     10331                     10,344
12/31/1998                   9892                     10359                     10,370
 1/31/1999                   9996                     10467                     10,493
 2/28/1999                   9912                     10379                     10,447
 3/31/1999                   9905                     10372                     10,461
 4/30/1999                   9935                     10413                     10,488
 5/31/1999                   9873                     10338                     10,427
 6/30/1999                   9678                     10134                     10,277
 7/31/1999                   9691                     10148                     10,314
 8/31/1999                   9573                     10024                     10,231
 9/30/1999                   9501                      9949                     10,235
10/31/1999                   9373                      9814                     10,125
11/30/1999                   9472                      9918                     10,232
12/31/1999                   9350                      9801                     10,155
 1/31/2000                   9250                      9686                     10,111
 2/29/2000                   9428                      9872                     10,228
 3/31/2000                   9657                     10122                     10,451
 4/30/2000                   9594                     10046                     10,389
 5/31/2000                   9491                      9938                     10,335
 6/30/2000                   9762                     10232                     10,609
 7/31/2000                   9927                     10405                     10,756
 8/31/2000                  10122                     10599                     10,922
 9/30/2000                  10046                     10530                     10,865
10/31/2000                  10173                     10652                     10,984
11/30/2000                  10259                     10743                     11,067
12/31/2000                  10635                     11136                     11,341
 1/31/2001                  10706                     11221                     11,453
 2/28/2001                  10773                     11281                     11,490
 3/31/2001                  10864                     11376                     11,593
 4/30/2001                  10671                     11173                     11,468
 5/31/2001                  10780                     11298                     11,592
 6/30/2001                  10889                     11413                     11,669
 7/31/2001                  11103                     11626                     11,842
 8/31/2001                  11339                     11873                     12,037
 9/30/2001                  11278                     11821                     11,996
10/31/2001                  11410                     11948                     12,139
11/30/2001                  11307                     11840                     12,037
12/31/2001                  11207                     11735                     11,923
 1/31/2002                  11364                     11900                     12,129
 2/28/2002                  11506                     12048                     12,275
 3/31/2002                  11284                     11827                     12,034
 4/30/2002                  11483                     12036                     12,269
 5/31/2002                  11553                     12108                     12,344
 6/30/2002                  11688                     12250                     12,474
 7/31/2002                  11935                     12509                     12,635
 8/31/2002                  12095                     12665                     12,787
 9/30/2002                  12388                     12972                     13,067
10/31/2002                  12137                     12709                     12,850
11/30/2002                  12082                     12654                     12,796
12/31/2002                  12355                     12942                     13,066
 1/31/2003                  12290                     12877                     13,033
 2/28/2003                  12457                     13055                     13,216
 3/31/2003                  12447                     13047                     13,224
 4/30/2003                  12537                     13144                     13,311
 5/31/2003                  12799                     13422                     13,623
 6/30/2003                  12695                     13315                     13,564
 7/31/2003                  12292                     12895                     13,089
 8/31/2003                  12420                     13032                     13,187
 9/30/2003                  12734                     13364                     13,575
10/31/2003                  12676                     13307                     13,507
11/30/2003                  12816                     13456                     13,648
12/31/2003                  12922                     13570                     13,761
 1/31/2004                  12957                     13609                     13,839
 2/29/2004                  13154                     13819                     14,048
 3/31/2004                  13058                     13721                     13,999
 4/30/2004                  12745                     13407                     13,667
 5/31/2004                  12731                     13384                     13,618
 6/30/2004                  12813                     13473                     13,667
 7/31/2004                  12994                     13665                     13,848
 8/31/2004                  13234                     13921                     14,125
 9/30/2004                  13293                     13985                     14,200
10/31/2004                  13376                     14076                     14,322
11/30/2004                  13251                     13947                     14,204
12/31/2004                  13410                     14117                     14,378
 1/31/2005                  13507                     14222                     14,511
 2/28/2005                  13451                     14167                     14,463
 3/31/2005                  13363                     14077                     14,372
 4/30/2005                  13558                     14286                     14,599
 5/31/2005                  13656                     14392                     14,703
 6/30/2005                  13741                     14484                     14,794
 7/31/2005                  13688                     14431                     14,728
 8/31/2005                  13824                     14578                     14,876
 9/30/2005                  13732                     14483                     14,777
10/31/2005                  13641                     14390                     14,686
11/30/2005                  13688                     14443                     14,757
12/31/2005                  13814                     14579                     14,884
 1/31/2006                  13851                     14621                     14,924
 2/28/2006                  13921                     14698                     15,024
 3/31/2006                  13829                     14618                     14,920
 4/30/2006                  13813                     14604                     14,916
 5/31/2006                  13877                     14675                     14,983
 6/30/2006                  13823                     14607                     14,926
 7/31/2006                  13993                     14803                     15,104
 8/31/2006                  14187                     15012                     15,327
 9/30/2006                  14276                     15095                     15,435
10/31/2006                  14340                     15165                     15,532
11/30/2006                  14429                     15277                     15,661
12/31/2006                  14400                     15236                     15,606
 1/31/2007                  14382                     15220                     15,566
 2/28/2007                  14523                     15386                     15,771
 3/31/2007                  14520                     15386                     15,732
 4/30/2007                  14570                     15428                     15,779
 5/31/2007                  14499                     15356                     15,709
 6/30/2007                  14440                     15296                     15,627
 7/31/2007                  14519                     15383                     15,749
 8/31/2007                  14433                     15296                     15,681
 9/30/2007                  14648                     15527                     15,913
10/31/2007                  14714                     15600                     15,984
11/30/2007                  14736                     15626                     16,086
12/31/2007                  14752                     15647                     16,130
 1/31/2008                  14859                     15763                     16,334
 2/29/2008                  14178                     15043                     15,586
 3/31/2008                  14610                     15521                     16,031
 4/30/2008                  14746                     15668                     16,219
 5/31/2008                  14840                     15757                     16,317
 6/30/2008                  14707                     15618                     16,133

----------
(1) Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Colorado Tax-Free Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 19

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark and Colorado bonds underperformed the broader municipal market.

- With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing bonds for the Fund during the period. On the flipside, long-term bonds and lower-quality bonds performed poorly. Longer maturing zero-coupon bonds experienced significant spread widening and were among the worst performers.

- A housing-led economic slowdown, combined with massive deleveraging, contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

A DECLINING HOUSING MARKET AND PROBLEMS IN THE SUBPRIME MORTGAGE SECTOR MOVED TO CENTER STAGE LAST SUMMER AND CAUSED INVESTOR EXPECTATIONS TO CHANGE.

Fears that the Fed would increase the federal funds interest rate gave way to expectations that the Fed would ease interest rates in the hope of averting a U.S. recession. The Treasury yield curve between 2 and 30 years steepened as short-term interest rates declined faster than long-term rates. By the end of the period, the Fed had lowered short-term interest rates by a total of 3.25% to 2.00%.

During this time, yields on lower-quality bonds moved higher as credit fears spread throughout the marketplace. Corporate bonds and mortgage-backed securities were the first to be affected, followed by lower-quality municipal bonds. It's important to understand that the underperformance of municipals was not limited to lower-quality credits. By late 2007, the AAA rating of several monoline insurers were put on the watchlist for downgrade by the rating agencies. Further downgrades occurred in early 2008, which forced many investors to liquidate these bonds. These forced liquidations caused municipal bonds to substantially underperform U.S. Treasuries in February 2008. With valuations (relative to U.S. Treasuries) at the most attractive levels the market has ever seen, we saw widespread buying in March, and this buying continued into the second quarter of 2008. While valuations had improved by the end of the period, we still believed that they remained attractive relative to taxable alternatives.

CREDIT QUALITY (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

A                     25%
AA                    37%
AAA                   17%
B                      1%
BBB                    9%
Cash                   1%
SP1/MIG1/A1/P1         2%
Unrated                8%

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

20 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

      With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing bonds for the Fund during the period. On the flipside, long-term bonds and lower-quality bonds performed poorly. Longer maturing zero-coupon bonds experienced significant spread widening and were among the worst performers.

      DURING THE PERIOD, WE EXTENDED THE FUND'S DURATION APPROXIMATELY NINE MONTHS BY ADDING SOME LONGER POSITIONS AS THE YIELD CURVE STEEPENED.

      The Fund's duration had declined and this allowed us to move closer to that of the Fund's benchmark. Additionally, we continued to use U.S. Treasury futures as a way of managing duration in the Fund. The size and liquidity of the U.S. Treasury futures market enabled us to be more nimble and allowed us to make more tactical moves than we would have been able to make in the "cash" market during times of volatility.

      When liquidity concerns plagued the auction rate market early in 2008, we took advantage of historically attractive rates on issues with strong underlying credits and clearly defined, high maximum rates.

MATURITY DISTRIBUTION (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

1-3 Years             13%
5-10 Years            12%
20+ Years             24%
0-1 Year               6%
3-5 Years              1%
10-20 Years           44%

      We have also started to look more closely at some of the higher-rated (AA or better) health care offerings. There has been a tremendous amount of supply within this sector, and this has caused yield premiums to increase. Also, bonds insured by troubled monoline insurers have come under pressure. We expect to look for opportunities to buy bonds from solid issuers who have seen their spreads widen due to the insurance on their bonds.

      FOR NOW, OUR BIAS IS TOWARD HIGHER-QUALITY ASSETS.

      The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary.

      Although we do not anticipate further easing by the Fed, it appears that job losses, housing foreclosures, and tighter credit might keep the Fed on hold in the near term. Conversely, higher commodity and energy costs along with rising import prices may push inflation beyond acceptable levels and put pressure on longer-term rates in the coming months. We are maintaining a portfolio duration that is short relative to the Fund's benchmark and also maintaining the Fund's substantial liquidity position. Within the tax-exempt marketplace, our bias remains toward higher-quality assets, and we continue to seek trading opportunities that might add relative value and improve total return.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 21

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF JUNE 30, 2008)

                                         Including Sales Charge               Excluding Sales Charge          Expense Ratio
COLORADO TAX-FREE FUND           6 Months *  1 Year  5 Year  10 Year  6 Months *  1 Year  5 Year  10 Year  Gross (5)   Net (6)
------------------------------   ----------  ------  ------  -------  ----------  ------  ------  -------  ---------  --------
Class A (NWCOX)                    (4.80)    (2.73)   2.04     3.93     (0.31)     1.85    2.99     4.41    0.94%      0.85%
Class B (NWCBX) **                 (5.77)    (3.91)   1.85     3.63     (0.77)     1.09    2.22     3.63    1.69%      1.60%
Class C (WCOTX)                    (1.81)     0.05    2.21     3.63     (0.81)     1.05    2.21     3.63    1.69%      1.60%
Administrator Class (NCOTX)                                             (0.19)     2.10    3.24     4.56    0.86%      0.60%
Lehman Brothers Municipal
Bond Index (1)                                                           0.02      3.23    3.53     4.90

*     Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to Colorado municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class C shares on March 31, 2008, reflects the performance of the Class B shares, adjusted to reflect Class C sales charges and expenses.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios, excluding acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For Administrator Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

22 Wells Fargo Advantage Municipal Income Funds          Performance Highlights

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Minnesota Tax-Free Fund (the Fund) seeks current income exempt from federal income tax and Minnesota individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta
Adrian Van Poppel

FUND INCEPTION

January 12, 1988

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2008
(EXCLUDING SALES CHARGES)

MINNESOTA TAX-FREE FUND                            1 Year
---------------------------------------            ------
Class A                                             3.32%
Lehman Brothers Municipal Bond Index (1)            3.23%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. Net and gross expense ratios for Class A shares are 0.85% and 0.93%, respectively. The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF JUNE 30, 2008)

[LINE GRAPH]

                                            WELLS FARGO ADVANTAGE
                  WELLS FARGO ADVANTAGE       MINNESOTA TAX-FREE
                MINNESOTA TAX-FREE FUND -    FUND - ADMINISTRATOR   LEHMAN BROTHERS MUNICIPAL
                         CLASS A                    CLASS                   BOND INDEX
                -------------------------   ---------------------   -------------------------
   6/30/1998              9550                       10000                    10,000
   7/31/1998              9562                       10013                    10,025
   8/31/1998              9731                       10198                    10,180
   9/30/1998              9873                       10338                    10,308
  10/31/1998              9806                       10268                    10,308
  11/30/1998              9851                       10315                    10,344
  12/31/1998              9871                       10337                    10,370
   1/31/1999              9963                       10433                    10,493
   2/28/1999              9918                       10385                    10,447
   3/31/1999              9921                       10389                    10,461
   4/30/1999              9950                       10418                    10,488
   5/31/1999              9890                       10356                    10,427
   6/30/1999              9729                       10187                    10,277
   7/31/1999              9723                       10181                    10,314
   8/31/1999              9564                       10014                    10,231
   9/30/1999              9475                        9922                    10,235
  10/31/1999              9306                        9744                    10,125
  11/30/1999              9392                        9835                    10,232
  12/31/1999              9286                        9723                    10,155
   1/31/2000              9207                        9641                    10,111
   2/29/2000              9396                        9839                    10,228
   3/31/2000              9646                       10100                    10,451
   4/30/2000              9565                       10015                    10,389
   5/31/2000              9485                        9932                    10,335
   6/30/2000              9727                       10185                    10,609
   7/31/2000              9876                       10341                    10,756
   8/31/2000             10025                       10498                    10,922
   9/30/2000              9972                       10441                    10,865
  10/31/2000             10083                       10559                    10,984
  11/30/2000             10156                       10634                    11,067
  12/31/2000             10445                       10947                    11,341
   1/31/2001             10490                       10985                    11,453
   2/28/2001             10561                       11058                    11,490
   3/31/2001             10646                       11147                    11,593
   4/30/2001             10521                       11017                    11,468
   5/31/2001             10646                       11148                    11,592
   6/30/2001             10731                       11236                    11,669
   7/31/2001             10907                       11421                    11,842
   8/31/2001             11084                       11606                    12,037
   9/30/2001             11027                       11546                    11,996
  10/31/2001             11153                       11679                    12,139
  11/30/2001             11054                       11574                    12,037
  12/31/2001             10996                       11514                    11,923
   1/31/2002             11122                       11646                    12,129
   2/28/2002             11266                       11797                    12,275
   3/31/2002             11073                       11594                    12,034
   4/30/2002             11263                       11794                    12,269
   5/31/2002             11330                       11864                    12,344
   6/30/2002             11437                       11976                    12,474
   7/31/2002             11588                       12134                    12,635
   8/31/2002             11718                       12270                    12,787
   9/30/2002             11953                       12528                    13,067
  10/31/2002             11763                       12318                    12,850
  11/30/2002             11698                       12252                    12,796
  12/31/2002             11977                       12535                    13,066
   1/31/2003             11933                       12504                    13,033
   2/28/2003             12123                       12705                    13,216
   3/31/2003             12132                       12717                    13,224
   4/30/2003             12249                       12831                    13,311
   5/31/2003             12521                       13118                    13,623
   6/30/2003             12408                       13014                    13,564
   7/31/2003             11955                       12542                    13,089
   8/31/2003             12086                       12682                    13,187
   9/30/2003             12427                       13042                    13,575
  10/31/2003             12347                       12961                    13,507
  11/30/2003             12478                       13101                    13,648
  12/31/2003             12577                       13208                    13,761
   1/31/2004             12619                       13255                    13,839
   2/29/2004             12828                       13477                    14,048
   3/31/2004             12757                       13394                    13,999
   4/30/2004             12458                       13094                    13,667
   5/31/2004             12431                       13069                    13,618
   6/30/2004             12484                       13126                    13,667
   7/31/2004             12630                       13283                    13,848
   8/31/2004             12869                       13537                    14,125
   9/30/2004             12922                       13596                    14,200
  10/31/2004             13012                       13681                    14,322
  11/30/2004             12891                       13569                    14,204
  12/31/2004             13056                       13745                    14,378
   1/31/2005             13159                       13857                    14,511
   2/28/2005             13093                       13789                    14,463
   3/31/2005             12983                       13677                    14,372
   4/30/2005             13169                       13876                    14,599
   5/31/2005             13274                       13989                    14,703
   6/30/2005             13366                       14076                    14,794
   7/31/2005             13304                       14027                    14,728
   8/31/2005             13446                       14179                    14,876
   9/30/2005             13358                       14089                    14,777
  10/31/2005             13270                       14000                    14,686
  11/30/2005             13315                       14050                    14,757
  12/31/2005             13431                       14175                    14,884
   1/31/2006             13454                       14202                    14,924
   2/28/2006             13534                       14289                    15,024
   3/31/2006             13458                       14212                    14,920
   4/30/2006             13443                       14199                    14,916
   5/31/2006             13504                       14253                    14,983
   6/30/2006             13463                       14213                    14,926
   7/31/2006             13599                       14373                    15,104
   8/31/2006             13773                       14560                    15,327
   9/30/2006             13858                       14653                    15,435
  10/31/2006             13944                       14734                    15,532
  11/30/2006             14042                       14840                    15,661
  12/31/2006             14000                       14799                    15,606
   1/31/2007             13972                       14772                    15,566
   2/28/2007             14120                       14946                    15,771
   3/31/2007             14106                       14921                    15,732
   4/30/2007             14142                       14962                    15,779
   5/31/2007             14063                       14894                    15,709
   6/30/2007             14020                       14838                    15,627
   7/31/2007             14110                       14937                    15,749
   8/31/2007             14082                       14924                    15,681
   9/30/2007             14236                       15091                    15,913
  10/31/2007             14300                       15162                    15,984
  11/30/2007             14389                       15245                    16,086
  12/31/2007             14395                       15269                    16,130
   1/31/2008             14608                       15498                    16,334
   2/29/2008             14145                       15010                    15,586
   3/31/2008             14428                       15313                    16,031
   4/30/2008             14505                       15398                    16,219
   5/31/2008             14598                       15500                    16,317
   6/30/2008             14485                       15383                    16,133

----------

(1) Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Minnesota Tax-Free Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 23

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Minnesota Tax-Free Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index.

- We overweighted bonds with shorter maturities and underweighted bonds with longer maturities and the short-to-intermediate parts of the curve outperformed the longer-term bonds during most of the period; this helped performance.

- Lower-rated and nonrated bonds with longer maturities were among the worst-performing bonds in the Fund. They suffered from widening credit spreads and from price depreciation because interest rates rose the most in longer maturities.

THE CREDIT CRUNCH AND LIQUIDITY CONCERNS FROM THE SECOND HALF OF 2007 ESCALATED DURING THE FIRST HALF OF 2008, WHICH LED TO FURTHER INTERVENTION BY THE FED.

The Fed began cutting the federal funds interest rate in August 2007 and began 2008 with an unscheduled, emergency federal funds rate cut of 75 basis points on January 22. Only eight days later, the Fed dropped the rate by another 50 basis points. By the close of the period, the federal funds rate was down to 2.00%. Volatility in other fixed-income markets spilled over into the municipal market as it was discovered that the municipal bond insurers had more exposure to the mortgage market than previously thought. This resulted in lack of liquidity and repricing of risk throughout the municipal market. Despite the volatility in the market, the Fund performed well for the 12-month period and slightly outperformed its benchmark.

Lower-rated and nonrated bonds with longer maturities were among the worst-performing bonds in the Fund. They suffered from credit spreads widening and from price depreciation because interest rates rose the most in longer maturities. Corporate-backed bonds and charter-school bonds performed poorly as new volume increased in these sectors and yields had to rise in order to place new supply. Prerefunded bonds backed by U.S. Treasuries were the best-performing bonds in the portfolio, and many investors looked for high-quality holdings during the period.

The Fund's yield-curve positioning relative to its benchmark was more "bulleted" during the period. The Fund was overweighted in bonds with shorter maturities and

CREDIT QUALITY (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

A                     16%
AA                    19%
AAA                   37%
BBB                   11%
Cash                   2%
SP1/MIG1/A1/P1         1%
Unrated               14%

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

24 Wells Fargo Advantage Municipal Income Funds           Performance Highlights
underweighted in longer-term bonds. Throughout most of the period, the Fund maintained a duration that was shorter than benchmark. This positioning helped our performance because the short and intermediate parts of the curve outperformed longer maturities for most of the period.

WE CONTINUED TO USE U.S. TREASURY FUTURES AS A WAY OF MANAGING DURATION IN THE FUND.

We shifted around the Fund's interest-rate exposure during the period by decreasing exposure when rates moved lower and increasing exposure when rates moved higher. The size and liquidity of the U.S. Treasury futures market enabled us to be more nimble and allowed us to make more tactical moves than we would have been able to make in the "cash" market during this time of volatility.

MATURITY DISTRIBUTION (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

1-3 Years            19%
5-10 Years           23%
20+ Years            10%
0-1 Year             13%
3-5 Years             2%
10-20 Years          33%

During the 12-month period, we added to our positions in bonds issued by the territories of the United States. These bonds are both state- and federal-exempt for residents of Minnesota. Demand for these bonds is great when supply in high-tax states such as California and New York is low, and we like to take advantage of these opportunities to sell our bonds at higher prices.

We have also started to look more closely at some health care offerings. There has been a tremendous amount of supply within this sector due to auction-rate and note restructurings, and this has caused yield premiums to increase. Also, bonds insured by troubled monoline insurers came under pressure during the period. We expect to look for opportunities to buy bonds from solid issuers who have seen their spreads widen due to the insurance on their bonds.

ECONOMIC DATA WERE MIXED DURING THE 12-MONTH PERIOD AND SIGNALED TO US THAT HIGHER INFLATION AND SLOWER GROWTH WILL BE AMONG OUR CHALLENGES FOR A WHILE.

In response to this data, the Fed lowered the federal funds rate from 5.25% at the end of August 2007 to the current level of 2.00% with the hope of stimulating the economy. The Fed recently shifted from its assessment of monetary policy to an inflation-risk bias. We believe that the Fed is more likely to adopt a wait-and-see approach instead of raising interest rates in the face of declining home prices, a declining stock market, rising energy costs, and a pessimistic consumer.

Within the tax-exempt marketplace, we were rewarded for assuming additional risk for the period. We currently anticipate that we will selectively add lower-quality positions that we believe are trading at attractive levels and will remain tuned in to interest-rate trends so that we can actively manage the Fund by striving to maintain the Fund's competitive dividend yield and by taking advantage of relative-value trading opportunities.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 25

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF JUNE 30, 2008)


                                         Including Sales Charge               Excluding Sales Charge          Expense Ratio
MINNESOTA TAX-FREE FUND          6 Months *  1 Year  5 Year  10 Year  6 Months *  1 Year  5 Year  10 Year  Gross (5)   Net (6)
------------------------------   ----------  ------  ------  -------  ----------  ------  ------  -------  ---------  --------
Class A (NMTFX)                    (3.90)    (1.33)   2.20     3.77      0.62      3.32    3.14     4.25    0.93%      0.85%
Class B (NWMBX) **                 (4.75)    (2.36)   2.01     3.49      0.25      2.64    2.37     3.49    1.68%      1.60%
Class C (WMTCX)                    (0.76)     1.63    2.37     3.47      0.24      2.63    2.37     3.47    1.68%      1.60%
Class Z (WMTZX)                                                          0.67      3.42    3.20     4.28    1.03%      0.75%
Administrator Class (NWMIX)                                              0.75      3.67    3.40     4.40    0.85%      0.60%
Lehman Brothers Municipal
Bond Index (1)                                                           0.02      3.23    3.53     4.90

*     Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class Z and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Effective July 18, 2008, Class Z shares are no longer offered.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class C shares on April 11, 2005, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Class Z shares on April 11, 2005, reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Class Z shares.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For Class Z shares, ratio reflects the gross expense ratio, including acquired fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the November 1, 2007, prospectus, which has been discontinued as of July 18, 2008. At the close of business on July 18, 2008, each Class Z share of the Minnesota Tax-Free Fund then outstanding automatically converted to a number of full and/or fractional Administrator Class shares of the Minnesota Tax-Free Fund (the "Conversion") at the relative net asset values per share of a Class Z share and an Administrator Class share. Following the Conversion, Class Z shares of the Minnesota Tax-Free Fund are no longer offered. For Administrator Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

26 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage National Limited-Term Tax-Free Fund (the Fund) seeks current income exempt from federal income taxes, consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

October 1, 1996

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2008
(EXCLUDING SALES CHARGES)

NATIONAL LIMITED-TERM TAX-FREE FUND                     1 Year
-----------------------------------------------         ------
Class A                                                  3.58%
Lehman Brothers 3-Year Municipal Bond Index (1)          5.58%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 3.00%. Net and gross expense ratios for Class A shares are 0.80% and 0.97%, respectively. The investment adviser has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF JUNE 30, 2008)

[LINE GRAPH]

                                         WELLS FARGO ADVANTAGE
                WELLS FARGO ADVANTAGE    NATIONAL LIMITED-TERM  LEHMAN BROTHERS 3-
                NATIONAL LIMITED-TERM       TAX-FREE FUND -     YEAR MUNICIPAL BOND
                TAX-FREE FUND - CLASS A   ADMINISTRATOR CLASS          INDEX
                -----------------------  ---------------------  -------------------
   6/30/1998             9700                    10000               $10,000
   7/31/1998             9725                    10028               $10,036
   8/31/1998             9834                    10142               $10,134
   9/30/1998             9914                    10227               $10,198
  10/31/1998             9929                    10245               $10,248
  11/30/1998             9944                    10262               $10,272
  12/31/1998             9978                    10300               $10,297
   1/31/1999            10059                    10385               $10,390
   2/28/1999            10042                    10369               $10,402
   3/31/1999            10037                    10366               $10,411
   4/30/1999            10059                    10392               $10,443
   5/31/1999            10025                    10359               $10,428
   6/30/1999             9915                    10247               $10,366
   7/31/1999             9969                    10305               $10,417
   8/31/1999             9946                    10284               $10,430
   9/30/1999             9951                    10291               $10,469
  10/31/1999             9929                    10270               $10,470
  11/30/1999             9983                    10328               $10,516
  12/31/1999             9961                    10308               $10,499
   1/31/2000             9940                    10288               $10,518
   2/29/2000             9985                    10336               $10,551
   3/31/2000            10051                    10407               $10,606
   4/30/2000            10038                    10396               $10,607
   5/31/2000            10026                    10386               $10,618
   6/30/2000            10152                    10518               $10,752
   7/31/2000            10259                    10631               $10,839
   8/31/2000            10346                    10724               $10,922
   9/30/2000            10342                    10722               $10,925
  10/31/2000            10400                    10784               $10,986
  11/30/2000            10436                    10823               $11,031
  12/31/2000            10585                    10980               $11,154
   1/31/2001            10704                    11107               $11,323
   2/28/2001            10739                    11145               $11,367
   3/31/2001            10818                    11229               $11,447
   4/30/2001            10771                    11183               $11,430
   5/31/2001            10869                    11287               $11,535
   6/30/2001            10925                    11348               $11,586
   7/31/2001            11035                    11464               $11,680
   8/31/2001            11155                    11591               $11,802
   9/30/2001            11200                    11641               $11,861
  10/31/2001            11268                    11714               $11,937
  11/30/2001            11186                    11631               $11,900
  12/31/2001            11138                    11583               $11,889
   1/31/2002            11268                    11721               $12,040
   2/28/2002            11386                    11845               $12,130
   3/31/2002            11166                    11619               $11,949
   4/30/2002            11392                    11858               $12,125
   5/31/2002            11449                    11919               $12,195
   6/30/2002            11569                    12047               $12,300
   7/31/2002            11690                    12175               $12,396
   8/31/2002            11789                    12280               $12,475
   9/30/2002            11952                    12453               $12,573
  10/31/2002            11811                    12309               $12,505
  11/30/2002            11789                    12288               $12,508
  12/31/2002            12018                    12530               $12,688
   1/31/2003            12006                    12519               $12,728
   2/28/2003            12143                    12665               $12,810
   3/31/2003            12117                    12641               $12,795
   4/30/2003            12179                    12708               $12,830
   5/31/2003            12362                    12902               $12,929
   6/30/2003            12333                    12873               $12,908
   7/31/2003            12071                    12603               $12,792
   8/31/2003            12154                    12692               $12,857
   9/30/2003            12393                    12944               $13,050
  10/31/2003            12352                    12904               $12,988
  11/30/2003            12399                    12956               $13,000
  12/31/2003            12411                    12972               $13,028
   1/31/2004            12469                    13035               $13,073
   2/29/2004            12602                    13168               $13,184
   3/31/2004            12535                    13113               $13,148
   4/30/2004            12364                    12925               $13,016
   5/31/2004            12307                    12868               $12,964
   6/30/2004            12317                    12881               $12,987
   7/31/2004            12399                    12969               $13,084
   8/31/2004            12549                    13117               $13,222
   9/30/2004            12564                    13147               $13,237
  10/31/2004            12602                    13190               $13,274
  11/30/2004            12526                    13113               $13,210
  12/31/2004            12600                    13193               $13,262
   1/31/2005            12581                    13164               $13,243
   2/28/2005            12548                    13132               $13,203
   3/31/2005            12495                    13079               $13,160
   4/30/2005            12558                    13160               $13,227
   5/31/2005            12587                    13193               $13,251
   6/30/2005            12639                    13250               $13,320
   7/31/2005            12633                    13247               $13,288
   8/31/2005            12663                    13269               $13,331
   9/30/2005            12657                    13266               $13,338
  10/31/2005            12629                    13251               $13,318
  11/30/2005            12646                    13272               $13,330
  12/31/2005            12702                    13321               $13,377
   1/31/2006            12710                    13345               $13,406
   2/28/2006            12728                    13365               $13,417
   3/31/2006            12724                    13352               $13,393
   4/30/2006            12744                    13388               $13,416
   5/31/2006            12791                    13441               $13,463
   6/30/2006            12779                    13430               $13,438
   7/31/2006            12864                    13510               $13,530
   8/31/2006            12950                    13616               $13,635
   9/30/2006            13012                    13671               $13,698
  10/31/2006            13050                    13714               $13,739
  11/30/2006            13087                    13768               $13,787
  12/31/2006            13089                    13773               $13,784
   1/31/2007            13103                    13778               $13,784
   2/28/2007            13176                    13857               $13,878
   3/31/2007            13204                    13903               $13,918
   4/30/2007            13243                    13933               $13,946
   5/31/2007            13221                    13914               $13,945
   6/30/2007            13211                    13919               $13,956
   7/31/2007            13288                    13990               $14,045
   8/31/2007            13304                    14023               $14,123
   9/30/2007            13420                    14135               $14,221
  10/31/2007            13462                    14195               $14,290
  11/30/2007            13529                    14255               $14,400
  12/31/2007            13547                    14290               $14,473
   1/31/2008            13686                    14439               $14,783
   2/29/2008            13511                    14243               $14,585
   3/31/2008            13645                    14386               $14,797
   4/30/2008            13688                    14448               $14,780
   5/31/2008            13758                    14511               $14,832
   6/30/2008            13684                    14449               $14,734

----------
(1) Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage National Limited-Term Tax-Free Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflect all operating expenses and for Class A, assumes the maximum initial sales charge of 3.00%.

Performance Highlights          Wells Fargo Advantage Municipal Income Funds  27

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Positive sector and security selection could not offset the Fund's overweight, which hampered performance relative to its benchmark.

- Dislocations in the auction rate securities (ARS) market and variable rate demand note (VRDN) market provided opportunities for investors who could properly analyze different structures and credits.

- A housing-led economic slowdown combined with massive deleveraging contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

- The demise of several AAA monoline insurers affected municipal bond investors and forced several of them to liquidate their holdings.

SHORT-TERM INTEREST RATES DECLINED RAPIDLY IN THE LATTER HALF OF 2007 AND EARLY 2008 AS THE FED PROVIDED SHORT-TERM LENDING TO FINANCIAL INSTITUTIONS AS A WAY OF INCREASING LIQUIDITY AND COUNTERACTING THE CONTRACTING CREDIT MARKETS AND A SLOWING U.S. ECONOMY.

The federal funds rate declined from 5.25% in August 2007 to 2.00% by end of April 2008. These rate reductions combined with growing inflation fears caused the treasury yield curve in the 2- to 30-year range to steepen by almost 200 basis points and the similar municipal curve to steepen by about 140 basis points (100 basis points equals 1.00%). The short end of the municipal curve (one year versus five years) also steepened by about 140 basis points. At the beginning of the period, investors only received an additional 20 basis points of yield to extend their maturity by four years. By the end of the period, they were getting paid 160 basis points to do the same extension.

While rates for short-term, high-quality municipal bonds were moving lower, the same rates on lower-quality bonds were unchanged or higher as investors became more adverse to risk. This aversion to risk was prevalent across all asset classes but became more pronounced in the municipal market when several of the monoline insurers were downgraded in late 2007 and early 2008. The initial impact of the downgrades was felt by money market and other short-term investment vehicles that have mandated liquidity and ratings standards that they must maintain. ARS and VRDN yields increased very quickly as investors tried to liquidate their downgraded holdings. As yields increased, investors -- who could distinguish the good bonds from the bad -- were able to purchase short-term holdings at very attractive yields. While many issuers were quick to refinance these securities, with the downgrade of AMBAC and MBIA in May 2008, several new opportunities presented themselves.

28 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

MATURITY DISTRIBUTION (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

0-1 Year       20%
1-3 Year       31%
3-5 Year       43%
5-10 Year       6%

With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing bonds in the municipal universe. Within the lower quality sectors, corporate-backed, health care, and tobacco bonds were some of the worst performers.

THE COMBINED IMPACT OF BEING OVERWEIGHT CREDIT AND MAKING SOME OF OUR PURCHASES A LITTLE TOO EARLY NEGATIVELY AFFECTED THE FUND'S NEAR-TERM PERFORMANCE.

Based on our relative value approach to investing, we had increased the Fund's exposure to higher-quality bonds in late 2006 and early 2007. The additional yield (spread) for buying a lower-quality bond relative to the associated credit risk did not look attractive to us. Our opinion changed as these spreads increased during the latter half of 2007 and early 2008, and we once again started to buy some of them. We specifically increased our exposure to health care, tobacco, and bonds with good underlying ratings that were insured by weak monoline insurers. Within the health care sector, we primarily focused on credits rated BBB or A. Within the tobacco sector, we targeted bonds with shorter maturities that have minimal credit impact from a long-term decline in cigarette consumption. To pay for these purchases, we sold primarily prerefunded bonds.

CREDIT QUALITY (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

AAA             31%
AA              22%
A               19%
BBB             13%
BB/Ba            1%
Unrated         14%


While we did increase the Fund's duration, we were still slightly short relative to the stated benchmark. In a period of declining rates, this contributed to the Fund's underperformance relative to its benchmark.

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE-VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain unpredictable.

----------
(3) The ratings indicated are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 29

AVERAGE ANNUAL TOTAL RETURN (4)(%) (AS OF JUNE 30, 2008)

NATIONAL LIMITED-TERM                 Including Sales Charge                Excluding Sales Charge             Expense Ratio
TAX-FREE FUND                 6 Months *   1 Year   5 Year   10 Year   6 Months*  1 Year   5 Year   10 Year   Gross (5)  Net (6)
---------------------------   ----------  --------  ------   -------   ---------  ------   ------   -------   ---------  -------
Class A (WNLAX)                  (2.02)      0.48     1.48      3.19        1.01    3.58     2.10     3.50       0.97%     0.80%
Class B (WNLBX)**                (2.36)     (0.19)    1.33      2.72        0.64    2.81     1.33     2.72       1.72%     1.55%
Class C (WNLCX)                  (0.27)      1.81     1.32      2.72        0.73    2.81     1.32     2.72       1.72%     1.55%
Administrator Class (NVLIX)                                                 1.11    3.81     2.34     3.75       0.89%     0.60%
Lehman Brothers 3-Year
Municipal Bond Index (1)                                                    1.80    5.58     2.68     3.95

*     Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Currently, Class B shares are closed to new investors and new investments.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class A, Class B and Class C shares on January 30, 2004, reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For the Administrator Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus.

(6) The investment adviser has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective November 1, 2007, the net operating expense ratio for the National Limited-Term Tax-Free Fund Class A, Class B and Class C shares decreased from 0.85% to 0.80%, from 1.60% to 1.55% and from 1.60% to 1.55%, respectively. The weighted blended net operating expense ratios for the year ended June 30, 2008, for the National Limited-Term Tax-Free Fund Class A, Class B and Class C shares were 0.82%, 1.57% and 1.57%, respectively.

30  Wells Fargo Advantage Municipal Income Funds          Performance Highlights

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage National Tax-Free Fund (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

August 1, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2008
(EXCLUDING SALES CHARGES)

NATIONAL TAX-FREE FUND                       1 Year
---------------------------------------      -------
Class A                                       2.09%
Lehman Brothers Municipal Bond Index (1)      3.23%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. Net and gross expense ratios for Class A shares are 0.85% and 0.92%, respectively. The investment adviser has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF JUNE 30, 2008)

[LINE GRAPH]


                     WELLS FARGO ADVANTAGE      WELLS FARGO ADVANTAGE
                   NATIONAL TAX-FREE FUND -     NATIONAL TAX-FREE FUND -         LEHMAN BROTHERS
                            CLASS A               ADMINISTRATOR CLASS          MUNICIPAL BOND INDEX
                   ------------------------     ------------------------       --------------------
  6/30/1998                    9550                     10000                         $10,000
  7/31/1998                    9563                     10014                         $10,025
  8/31/1998                    9740                     10209                         $10,180
  9/30/1998                    9889                     10364                         $10,308
 10/31/1998                    9836                     10309                         $10,308
 11/30/1998                    9902                     10368                         $10,344
 12/31/1998                    9905                     10381                         $10,370
  1/31/1999                   10010                     10481                         $10,493
  2/28/1999                    9943                     10412                         $10,447
  3/31/1999                    9937                     10416                         $10,461
  4/30/1999                    9977                     10457                         $10,488
  5/31/1999                    9895                     10362                         $10,427
  6/30/1999                    9727                     10186                         $10,277
  7/31/1999                    9723                     10181                         $10,314
  8/31/1999                    9585                     10047                         $10,231
  9/30/1999                    9532                      9991                         $10,235
 10/31/1999                    9383                      9836                         $10,125
 11/30/1999                    9495                      9944                         $10,232
 12/31/1999                    9372                      9817                         $10,155
  1/31/2000                    9250                      9701                         $10,111
  2/29/2000                    9409                      9858                         $10,228
  3/31/2000                    9661                     10135                         $10,451
  4/30/2000                    9607                     10069                         $10,389
  5/31/2000                    9522                      9993                         $10,335
  6/30/2000                    9776                     10261                         $10,609
  7/31/2000                    9963                     10448                         $10,756
  8/31/2000                   10120                     10625                         $10,922
  9/30/2000                   10043                     10546                         $10,865
 10/31/2000                   10151                     10650                         $10,984
 11/30/2000                   10227                     10742                         $11,067
 12/31/2000                   10572                     11106                         $11,341
  1/31/2001                   10640                     11169                         $11,453
  2/28/2001                   10684                     11217                         $11,490
  3/31/2001                   10762                     11312                         $11,593
  4/30/2001                   10633                     11167                         $11,468
  5/31/2001                   10733                     11285                         $11,592
  6/30/2001                   10842                     11390                         $11,669
  7/31/2001                   11027                     11587                         $11,842
  8/31/2001                   11223                     11795                         $12,037
  9/30/2001                   11193                     11765                         $11,996
 10/31/2001                   11305                     11896                         $12,139
 11/30/2001                   11189                     11777                         $12,037
 12/31/2001                   11065                     11636                         $11,923
  1/31/2002                   11202                     11782                         $12,129
  2/28/2002                   11322                     11922                         $12,275
  3/31/2002                   11131                     11723                         $12,034
  4/30/2002                   11289                     11880                         $12,269
  5/31/2002                   11370                     11967                         $12,344
  6/30/2002                   11484                     12101                         $12,474
  7/31/2002                   11655                     12283                         $12,635
  8/31/2002                   11782                     12418                         $12,787
  9/30/2002                   12008                     12658                         $13,067
 10/31/2002                   11795                     12425                         $12,850
 11/30/2002                   11738                     12367                         $12,796
 12/31/2002                   11956                     12611                         $13,066
  1/31/2003                   11878                     12520                         $13,033
  2/28/2003                   12059                     12713                         $13,216
  3/31/2003                   12037                     12692                         $13,224
  4/30/2003                   12129                     12792                         $13,311
  5/31/2003                   12362                     13041                         $13,623
  6/30/2003                   12311                     12989                         $13,564
  7/31/2003                   11946                     12607                         $13,089
  8/31/2003                   12038                     12706                         $13,187
  9/30/2003                   12330                     13017                         $13,575
 10/31/2003                   12261                     12948                         $13,507
 11/30/2003                   12388                     13085                         $13,648
 12/31/2003                   12481                     13198                         $13,761
  1/31/2004                   12550                     13261                         $13,839
  2/29/2004                   12782                     13509                         $14,048
  3/31/2004                   12718                     13457                         $13,999
  4/30/2004                   12363                     13071                         $13,667
  5/31/2004                   12348                     13071                         $13,618
  6/30/2004                   12405                     13121                         $13,667
  7/31/2004                   12574                     13303                         $13,848
  8/31/2004                   12820                     13566                         $14,125
  9/30/2004                   12939                     13695                         $14,200
 10/31/2004                   13022                     13798                         $14,322
 11/30/2004                   12893                     13651                         $14,204
 12/31/2004                   13064                     13835                         $14,378
  1/31/2005                   13173                     13954                         $14,511
  2/28/2005                   13129                     13923                         $14,463
  3/31/2005                   13026                     13803                         $14,372
  4/30/2005                   13236                     14029                         $14,599
  5/31/2005                   13360                     14163                         $14,703
  6/30/2005                   13529                     14345                         $14,794
  7/31/2005                   13448                     14262                         $14,728
  8/31/2005                   13598                     14425                         $14,876
  9/30/2005                   13503                     14327                         $14,777
 10/31/2005                   13382                     14202                         $14,686
 11/30/2005                   13441                     14267                         $14,757
 12/31/2005                   13592                     14430                         $14,884
  1/31/2006                   13639                     14497                         $14,924
  2/28/2006                   13708                     14560                         $15,024
  3/31/2006                   13611                     14460                         $14,920
  4/30/2006                   13591                     14441                         $14,916
  5/31/2006                   13652                     14509                         $14,983
  6/30/2006                   13605                     14476                         $14,926
  7/31/2006                   13759                     14629                         $15,104
  8/31/2006                   13953                     14838                         $15,327
  9/30/2006                   14039                     14933                         $15,435
 10/31/2006                   14140                     15044                         $15,532
 11/30/2006                   14254                     15168                         $15,661
 12/31/2006                   14208                     15122                         $15,606
  1/31/2007                   14176                     15105                         $15,566
  2/28/2007                   14351                     15280                         $15,771
  3/31/2007                   14319                     15249                         $15,732
  4/30/2007                   14366                     15317                         $15,779
  5/31/2007                   14306                     15242                         $15,709
  6/30/2007                   14230                     15164                         $15,627
  7/31/2007                   14308                     15250                         $15,749
  8/31/2007                   14234                     15174                         $15,681
  9/30/2007                   14437                     15394                         $15,913
 10/31/2007                   14503                     15467                         $15,984
 11/30/2007                   14541                     15511                         $16,086
 12/31/2007                   14539                     15513                         $16,130
  1/31/2008                   14654                     15638                         $16,334
  2/29/2008                   13970                     14911                         $15,586
  3/31/2008                   14353                     15324                         $16,031
  4/30/2008                   14508                     15493                         $16,219
  5/31/2008                   14648                     15645                         $16,317
  6/30/2008                   14528                     15536                         $16,133

----------
(1) Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage National Tax-Free Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights         Wells Fargo Advantage Municipal Income Funds   31

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Positive sector and security selection could not offset the Fund's credit overweight, which hampered performance relative to its benchmark.

- A tough credit environment combined with increased rate volatility highlighted the benefits of our diversification strategy.

- A housing-led economic slowdown combined with massive deleveraging contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

- The demise of several AAA-rated monoline insurers affected municipal bond investors and forced several of them to liquidate their holdings.

MUNICIPAL BONDS UNDERPERFORMED U.S. TREASURIES DURING THE PERIOD AS THE RESULT OF CREDIT RATING DOWNGRADES AND LIQUIDATIONS.

A declining housing market and problems in the subprime mortgage sector moved to center stage last summer, causing investor expectations to change. Fears that the Fed would increase the federal funds interest rate gave way to expectations that the Fed would ease interest rates in the hope of averting a recession. The treasury yield curve between 2 and 30 years quickly steepened as short-term interest rates declined faster than long-term rates. By the end of the period, the Fed had lowered short-term interest rates by a total of 3.25% to 2.00%.

During this time, yields on lower-quality bonds moved higher as credit fears spread throughout the marketplace. Corporate bonds and mortgage-backed securities were the first to be affected, followed by lower-quality municipal bonds. It's important to understand that the underperformance of municipals was not limited to lower-quality credits. By late 2007, the AAA- rating of several monoline insurers was put on the watchlist for downgrade by the rating agencies. Further downgrades occurred in early 2008, which forced many investors to liquidate these bonds. These forced liquidations caused municipal bonds to substantially underperform U.S. Treasuries in February 2008. With valuations (relative to U.S. Treasuries) at the most attractive levels the market has ever seen, we saw widespread buying in March, and this buying continued into the second quarter of 2008. While valuations had improved by the end of the period, we still believed that they remained attractive relative to taxable alternatives

CREDIT QUALITY (3)(AS OF JUNE 30, 2008)

[PIE CHART]

AAA           13%
AA            32%
A             17%
BBB           21%
BB/Ba          1%
B              1%
Unrated       15%

----------
(3) The ratings indicated are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

32 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

      With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing bonds in the municipal universe during the period. On the flipside, long-term bonds and lower-quality bonds performed poorly. Within the lower-quality sectors, corporate-backed, health care, and tobacco bonds were some of the worst performers.

      THE COMBINED IMPACT OF BEING OVERWEIGHT CREDIT AND MAKING SOME OF OUR PURCHASES A LITTLE TOO EARLY NEGATIVELY AFFECTED THE FUND'S NEAR-TERM PERFORMANCE.

      Based on our relative-value approach to investing, we had increased the Fund's exposure to higher-quality bonds in late 2006 and early 2007. The additional yield (spread) for buying a lower-quality bond relative to the associated credit risk did not look attractive to us. Our opinion changed as these spreads increased during the latter half of 2007 and early 2008, and we once again started to buy some of them. We specifically increased our exposure to charter schools, tobacco, and health care. Tobacco bonds continued to be a sector that we liked even though it was out-of-favor during the period. Relatively speaking, our tobacco bond allocation had a shorter overall duration than the benchmark's tobacco holdings which helped our relative performance in that sector. Charter school bonds came under pressure in late 2007 as new issue volume increased and yields had to increase in order to attract investors. In most cases, these schools receive funding directly from the state as long as they are in compliance with their charter's performance criteria. We look for schools that have an established history, solid board, strong demand characteristics, and sound financial performance. Within the health care sector, we have primarily focused on credits rated BBB or A. To pay for these purchases, we sold primarily insured or prerefunded bonds.

Performance Highlights           Wells Fargo Advantage Municipal Income Funds 33

The Fund's duration was at or slightly below the benchmark's index during the period, and we were also underweight longer-term bonds (20+ years). This helped the Fund because the yield curve steepened and long-term rates increased in late 2007 and early 2008. That changed during the second quarter of 2008, when the yield curve flattened, long bonds did very well, and Fund performance suffered.

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain volatile.

MATURITY DISTRIBUTION (3)
(AS OF JUNE 30, 2008)

[PIE CHART]

0-1 Year         5%
1-3 Year        11%
3-5 Year        17%
5-10 Year       41%
10-20 Year      26%

34 Wells Fargo Advantage Municipal Income Funds           Performance Highlights

AVERAGE ANNUAL TOTAL RETURN4 (%) (AS OF JUNE 30, 2008)

                                        Including Sales Charge               Excluding Sales Charge         Expense Ratio
     NATIONAL TAX-FREE FUND       6 Months *  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross (5)  Net (6)
--------------------------------  ----------  ------  ------  -------  ---------  ------  ------  -------  ---------  -------
Class A (NWTFX)                    (4.57)     (2.50)   2.42     3.81     (0.08)    2.09    3.37     4.28      0.92%    0.85%
Class B (NWTBX)**                  (5.35)     (3.67)   2.25     3.52     (0.35)    1.33    2.62     3.52      1.67%    1.60%
Class C (WFNTX)                    (1.36)      0.33    2.60     3.51     (0.36)    1.33    2.60     3.51      1.67%    1.60%
Administrator Class (NTFTX)                                               0.15     2.45    3.64     4.50      0.84%    0.60%
Lehman Brothers Municipal
  Bond Index (1)                                                          0.02     3.23    3.53     4.90

*     Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------------
(4) Performance shown prior to the inception of the Class C shares on November 8, 1999, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For Administrator Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus.

(6) The investment adviser has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

Fund Expenses (Unaudited)        Wells Fargo Advantage Municipal Income Funds 35

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Beginning         Ending        Expenses
                                                               Account Value    Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND     01-01-2008       06-30-2008      Period (1)   Expense Ratio
-----------------------------------------------------------    -------------    -------------   -----------   -------------
CLASS A
   Actual                                                       $ 1,000.00        $ 1,008.50      $ 4.24          0.85%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,020.64      $ 4.27          0.85%

CLASS C
   Actual                                                       $ 1,000.00        $ 1,004.70      $ 7.97          1.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,016.91      $ 8.02          1.60%

ADMINISTRATOR CLASS
   Actual                                                       $ 1,000.00        $ 1,009.60      $ 3.00          0.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,021.88      $ 3.02          0.60%

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

CLASS A
   Actual                                                       $ 1,000.00        $   992.80      $ 3.96          0.80%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,020.89      $ 4.02          0.80%

CLASS B
   Actual                                                       $ 1,000.00        $   989.70      $ 7.67          1.55%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,017.16      $ 7.77          1.55%

CLASS C
   Actual                                                       $ 1,000.00        $   989.60      $ 7.67          1.55%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,017.16      $ 7.77          1.55%

36 Wells Fargo Advantage Municipal Income Funds        Fund Expenses (Unaudited)

                                                                 Beginning         Ending        Expenses
                                                               Account Value    Account Value   Paid During      Net Annual
WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (continued)      01-01-2008       06-30-2008      Period (1)    Expense Ratio
-----------------------------------------------------------    -------------    -------------   -----------    -------------
ADMINISTRATOR CLASS
   Actual                                                       $ 1,000.00        $   994.10       $ 2.73          0.55%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,022.13       $ 2.77          0.55%

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

CLASS A
   Actual                                                       $ 1,000.00        $   996.90       $ 4.42 (2)      0.89% (3)
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,020.44       $ 4.47 (2)      0.89% (3)

CLASS B
   Actual                                                       $ 1,000.00        $   992.30       $ 8.12 (2)      1.64% (3)
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,016.71       $ 8.22 (2)      1.64% (3)

CLASS C (4)
   Actual                                                       $ 1,000.00        $ 1,005.80       $ 4.21 (2)      1.69% (3)
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,008.23       $ 4.22 (2)      1.69% (3)

ADMINISTRATOR CLASS
   Actual                                                       $ 1,000.00        $   998.10       $ 3.18 (2)      0.64% (3)
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,021.68       $ 3.22 (2)      0.64% (3)

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

CLASS A
   Actual                                                       $ 1,000.00        $ 1,006.20       $ 4.24          0.85%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,020.64       $ 4.27          0.85%

CLASS B
   Actual                                                       $ 1,000.00        $ 1,002.40       $ 7.97          1.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,016.91       $ 8.02          1.60%

CLASS C
   Actual                                                       $ 1,000.00        $ 1,002.40       $ 7.97          1.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,016.91       $ 8.02          1.60%

CLASS Z
   Actual                                                       $ 1,000.00        $ 1,006.70       $ 3.74          0.75%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,021.13       $ 3.77          0.75%

ADMINISTRATOR CLASS
   Actual                                                       $ 1,000.00        $ 1,007.50       $ 2.99          0.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,021.88       $ 3.02          0.60%

WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND

CLASS A
   Actual                                                       $ 1,000.00        $ 1,010.10       $ 4.00          0.80%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,020.89       $ 4.02          0.80%

CLASS B
   Actual                                                       $ 1,000.00        $ 1,006.40       $ 7.73          1.55%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,017.16       $ 7.77          1.55%

CLASS C
   Actual                                                       $ 1,000.00        $ 1,007.30       $ 7.74          1.55%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,017.16       $ 7.77          1.55%

ADMINISTRATOR CLASS
   Actual                                                       $ 1,000.00        $ 1,011.30       $ 3.00          0.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,021.88       $ 3.02          0.60%

Fund Expenses (Unaudited)        Wells Fargo Advantage Municipal Income Funds 37

                                                                 Beginning         Ending        Expenses
                                                               Account Value    Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND                    01-01-2008       06-30-2008      Period (1)   Expense Ratio
--------------------------------------------                   -------------    -------------   -----------   -------------
CLASS A
   Actual                                                       $ 1,000.00        $   999.20      $ 4.23        0.85%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,020.64      $ 4.27        0.85%

CLASS B
   Actual                                                       $ 1,000.00        $   996.10      $ 7.94        1.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,016.91      $ 8.02        1.60%

CLASS C
   Actual                                                       $ 1,000.00        $   996.40      $ 7.94        1.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,016.91      $ 8.02        1.60%

ADMINISTRATOR CLASS
   Actual                                                       $ 1,000.00        $ 1,001.50      $ 2.99        0.60%
   Hypothetical (5% return before expenses)                     $ 1,000.00        $ 1,021.88      $ 3.02        0.60%

----------------
(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2) Actual and hypothetical ratios shown in the table include interest expenses and fees for the period. Actual expenses paid during the period using the net expense ratios excluding interest expense and fees for Class A, Class B, Class C and Administrator Class were $4.22, $7.93, $3.99 and $2.98, respectively. Hypothetical expenses paid during the period using the net expenses ratios excluding interest expense and fees for Class A, Class B, Class C and Administration Class would have been $4.27, $8.02, $3.99 and $3.02, respectively.

(3) Actual and hypothetical ratios shown in the table include interest expenses and fees for the period. The net expense ratios excluding interest expense and fees for Class A, Class B, Class C and Administrator Class were 0.85%, 1.60%, 1.60% and 0.60%, respectively.

(4) This class commenced operations on April 1, 2008. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 91/366 (to reflect the period from April 1, 2008 to June 30, 2008).

38 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008


CALIFORNIA LIMITED-TERM TAX-FREE FUND

  PRINCIPAL                             SECURITY NAME                           INTEREST RATE  MATURITY DATE      VALUE
MUNICIPAL BONDS & NOTES: 94.37%

CALIFORNIA: 91.01%

$   1,105,000   ABAG Finance Authority for Nonprofit Corporations
                Episcopal Homes Foundation Project (HCFR)                            5.00%       07/01/2008   $  1,105,044
    1,250,000   Adelanto CA Utility Systems Project Series A (Other
                Revenue, AMBAC Insured) +/-ss.(m)                                    5.24        11/01/2034      1,250,000
    1,500,000   Alameda-Contra Costa CA Transit District FHR Computer
                System Project (Lease Revenue)                                       4.00        08/01/2012      1,511,505
      550,000   Baldwin Park CA Unified School District Capital
                Appreciation Election of 2008 (Property Tax Revenue, First
                Security Bank LOC) /\%%                                              3.49        08/01/2011        494,302
      605,000   Baldwin Park CA Unified School District Capital
                Appreciationi Election of 2006
                (Property Tax Revenue, First Security Bank LOC) /\%%                 3.75        08/01/2012        519,846
      760,000   Burbank Glendale Pasadena CA Airport Authority Series B
                (Airport Revenue, AMBAC Insured)                                     5.00        07/01/2011        774,083
    1,340,000   Calaveras County CA Community Facilities District #2
                Prerefunded (Tax Revenue) ss.                                        7.00        09/01/2026      1,499,889
      600,000   California Casa Colina Project (HCFR)                                5.50        04/01/2013        615,048
       85,000   California Catholic West Prerefunded (HFFA Revenue) +/-ss.           4.45        07/01/2026         88,589
      915,000   California Catholic West Unrefunded Balance (HFFA
                Revenue) +/-ss.                                                      4.45        07/01/2026        932,769
      800,000   California Housing Finance Agency Home Mortgage Series-J
                AMT (Housing Revenue, First Security Bank LOC)                       4.13        08/01/2011        805,096
      500,000   California Housing Finance Agency Home Mortgage Series-J
                AMT (Housing Revenue, First Security Bank LOC)                       4.38        08/01/2012        503,145
    1,000,000   California Infrastructure & Economic Development Bank
                California Infrastructure & Economic Development Series A
                (Electric Revenue)                                                   5.00        02/01/2010      1,031,320
      465,000   California Infrastructure & Economic Development J. Paul
                Getty Series A (Other Revenue) +/-ss.                                4.00        10/01/2023        473,900
    2,035,000   California Municipal Finance Authority Community
                Hospitals Central California (HFFA Revenue)                          5.00        02/01/2012      2,057,589
    1,000,000   California PCFA Solid Waste Disposal Waste Management
                Project Series A (PCR) +/-ss.                                        5.13        07/01/2031        970,150
    1,000,000   California Pollution Control Financing Authority USA
                Waste Services Incorporated Project B (Industrial Development
                Revenue) +/-ss.                                                      4.00        06/01/2018        995,530
    1,950,000   California Rural Home Mortgage Finance Authority
                Mortgage-Backed Program Series A (SFHR, FNMA Insured)                4.20        02/01/2027      1,922,544
      975,000   California Rural Home Mortgage Finance Authority
                Mortgage-Backed Program Series C Puttable (Housing Revenue,
                GNMA Insured) ss.                                                    4.10        08/01/2039        952,234
      340,000   California State DWR Power Supply Revenue Series B6
                (Water & Wastewater Authority Revenue) +/-ss.                        1.60        05/01/2022        340,000
    1,000,000   California State DWR Power Supply Subseries G4 (Water
                Revenue, First Security Bank LOC) +/-ss.                             1.57        05/01/2016      1,000,000
      250,000   California State DWR Water System Series T (Water Revenue)           5.00        12/01/2010        255,015
      900,000   California State Economic Recovery Series A (Sales Tax
                Revenue)                                                             5.25        07/01/2014        982,062
    1,000,000   California State Series A (HFFA Revenue LOC, MBIA
                Insured) +/-ss.                                                      7.75        09/01/2028      1,000,000
      745,000   California State University Fresno Association
                Incorporated Auxiliary Organization Event Center
                (College & University Revenue)                                       5.00        07/01/2010        778,778
      800,000   California State Veterans Bonds Series BG (Tax Revenue,
                First Security Bank LOC)                                             5.15        12/01/2015        816,000
      200,000   California Statewide CDA (ACA Radian Insured) +/-ss.(m)              7.44        05/15/2029        200,000
    1,000,000   California Statewide CDA Disposal Republic Services
                Series A (Solid Waste Revenue)(i)                                    4.95        12/01/2012        967,980
    1,150,000   California Statewide CDA Health Facilities (Lease
                Revenue, MBIA Insured)                                               5.50        09/01/2014      1,241,529
      875,000   California Statewide CDA International School Peninsula
                Project (GO - States, Territories)                                   4.60        11/01/2013        851,944
      600,000   California Statewide CDA Irvine Apartment Communities
                Series A3 (Housing Revenue) +/-ss.                                   5.10        05/15/2025        606,054
    1,000,000   California Statewide CDA John Muir Mt. Diablo Health
                Systems (HFFA Revenue, MBIA Insured)                                 5.50        08/15/2012      1,041,340
      700,000   California Statewide CDA Multi-Family Revenue Fund for
                Housing Series A  Prerefunded (Housing Revenue) ss.(i)               6.50        12/01/2029        751,947
      620,000   California Statewide CDA Quail Ridge Apartments Series E1
                (Housing Revenue)                                                    4.25        07/01/2012        622,691
      700,000   California Statewide CDA Retirement Housing Foundation
                (HCFR, ACA Insured) +/-ss.(m)                                        7.35        12/01/2028        700,000
    1,390,000   California Statewide CDA Sherman Oaks Project Series A
                (Other Revenue, AMBAC Insured)                                       5.50        08/01/2011      1,434,800

Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal Income
                                          Funds 39

CALIFORNIA LIMITED-TERM TAX-FREE FUND

 PRINCIPAL                              SECURITY NAME                                INTEREST RATE   MATURITY DATE      VALUE
CALIFORNIA (continued)
$  225,000   California Statewide Communities Development Authority Culinary
             Institute (College & University Revenue, XLCA Insured)(m)                   6.00%         10/01/2035    $   225,000
   505,000   California University of the Pacific (College & University Revenue)         4.10          11/01/2010        521,453
 1,000,000   Central Valley CA Financing Authority Carson Ice General Project
             (Electric Revenue, MBIA Insured)                                            5.25          07/01/2010      1,011,770
   515,000   Compton CA Solid Waste Management Facilities (Solid Waste Revenue)          4.80          08/01/2020        485,624
   235,000   Daly City CA Housing Development Finance Agency Franciscan
             Acquisition Project Series A (Housing Revenue)                              5.00          12/15/2010        247,518
   395,000   Daly City CA Housing Development Finance Agency Franciscan Mobile
             Series A (Housing Revenue)                                                  3.25          12/15/2008        394,542
   300,000   Desert CA Community College District Capital Appreciation Bonds
             Series C (Property Tax Revenue) /\                                          2.32          08/01/2008        299,403
 1,000,000   Dinuba CA Merged City Redevelopment #2 (Tax Incremental Revenue)            4.40          10/01/2011      1,003,900
   500,000   Eastern Municipal Water District California Water & Sewer Revenue
             Certificates Series B (Water Revenue LOC) +/-ss.                            1.80          07/01/2020        500,000
 4,230,000   Golden State Tobacco Securitization Corporation CA Series 2003 A1
             Prerefunded (Excise Tax Revenue)                                            6.25          06/01/2033      4,571,953
 1,350,000   Golden State Tobacco Securitization Corporation CA Series A2
             Prerefunded (Excise Tax Revenue) ss.                                        7.90          06/01/2042      1,594,971
 2,180,000   Golden State Tobacco Securitization Corporation CA Tobacco
             Settlement Revenue Prerefunded Series 2003 A1 (Excise Tax Revenue)
             ss.                                                                         6.75          06/01/2039      2,469,962
   100,000   Highland CA Community Facilities District 90-1 Series A (Special
             Facilities Revenue, AMBAC Insured)                                          4.25          09/01/2011        101,866
 2,595,000   Inland Empire CA Solid Waste Financing Authority Landfill
             Improvement Project Series B (Lease Revenue, First Security Bank
             LOC)                                                                        6.25          08/01/2011      2,720,157
   500,000   Lake Elsinore CA School Financing Authority Horsethief Canyon
             (Special Tax Revenue)                                                       5.35          09/01/2010        506,080
 1,045,000   Long Beach CA Bond Finance Authority Aquarium of The South Pacific
             (Lease Revenue, AMBAC Insured)                                              5.50          11/01/2015      1,096,205
   230,000   Los Angeles CA (Electric Revenue, MBIA Insured)                             4.75          08/15/2011        230,363
   410,000   Los Angeles CA Hollywood Presbyterian Medical Center (Lease
             Revenue, INDLC Insured)                                                     9.63          07/01/2013        473,808
   100,000   Los Angeles CA Municipal Improvement Corporation Special Tax-Police
             Emergency Series D (Lease Revenue)                                          4.13          09/01/2008        100,170
   500,000   Los Angeles CA Sub Series C (Sewer Revenue, Bank of Nova Scotia)
             +/-ss.                                                                      1.55          06/01/2028        500,000
   500,000   Los Angeles CA USD COP Series C (Lease Revenue, First Security Bank
             LOC) +/-ss.                                                                 1.27          10/01/2025        500,000
 1,000,000   Los Angeles County CA Community Facilities District # 5 Rowland
             Heights Area (Special Tax Revenue, First Security Bank LOC)                 5.00          09/01/2019      1,012,530
   500,000   Los Angeles County CA Public Works Financing Authority Master Project
             Series A (Lease Revenue, FGIC Insured)                                      5.00          09/01/2014        519,940
   405,000   Los Angeles County CA Transportation Commission Series B (Sales Tax
             Revenue)                                                                    6.50          07/01/2010        421,241
 1,275,000   Los Angeles County Metropolitan Transportation Authority Capital
             Grant Recipient Goldline Series B1 (Sales Tax Revenue, FGIC Insured)
             +/-ss.(m)                                                                   3.23          10/01/2010      1,275,000
   500,000   Mojave CA Unified School District Cops (Lease Revenue, First Security
             Bank LOC) /\                                                                3.92          09/01/2012        425,245
 1,000,000   Napa Vallejo CA Waste Management Authority Solid Waste Transfer
             Facility (Solid Waste Revenue)                                              5.10          02/15/2011      1,001,780
 1,000,000   New Haven CA USD (Property Tax Revenue, First Security Bank LOC)           12.00          08/01/2013      1,397,200
 1,400,000   Northern CA Transmission California Oregon Transmission Project
             Series A (Power Revenue, MBIA Insured)                                      7.00          05/01/2013      1,535,464
   500,000   Orange County CA Local Transportation Authority Lined Savers & Ribs
             (Sales Tax Revenue)                                                         6.06          02/14/2011        537,865
   875,000   Oxnard CA Financing Authority (Water & Sewer Revenue LOC, AMBAC
             Insured) +/-ss.                                                             6.00          06/01/2034        875,000
   290,000   Palm Springs CA Airport Sub Palm Springs International Airport
             (Airport Revenue)                                                           5.10          07/01/2012        285,720
   410,000   Palm Springs CA Airport Sub Palm Springs International Airport
             (Airport Revenue)                                                           5.20          07/01/2013        402,546
   430,000   Palm Springs CA Airport Sub Palm Springs International Airport
             (Airport Revenue)                                                           5.30          07/01/2014        421,357
   200,000   Palm Springs CA Palm Springs International Airport (Airport Revenue)        5.30          07/01/2013        197,242
   491,366   Palo Verde CA USD FlexFund Program (Educational Facilities
             Revenue)(i)                                                                 4.80          09/01/2027        489,656
 1,000,000   Pasadena CA City Hall & Park Improvement Projects (Lease Revenue,
             AMBAC Insured) +/-ss.                                                       5.00          02/01/2033      1,000,000

40 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008

CALIFORNIA LIMITED-TERM TAX-FREE FUND

 PRINCIPAL                               SECURITY NAME                               INTEREST RATE   MATURITY DATE      VALUE
CALIFORNIA (continued)
$1,500,000   Pittsburg Redevelopment Agency Los Medanos Community Series A (Tax
             Incremental Revenue, AMBAC Insured) +/-ss.(m)                               5.00%         09/01/2036    $ 1,500,000
   700,000   Rocklin CA USD Capital Appreciation (Property Tax Revenue, FGIC
             Insured) /\                                                                 5.34          08/01/2017        433,790
   475,000   Sacramento CA City Financing Authority Convention Center Hotel Series
             A Prerefunded (Parking Facilities Revenue) ss.                              6.25          01/01/2030        505,837
 1,000,000   Sacramento County CA Sanitation District Financing Authority Series A
             (Sewer Revenue)                                                             6.00          12/01/2014      1,076,120
 1,000,000   Sacramento County CA Sanitation District Financing Authority
             Regulation B (Other Revenue, FGIC Insured) +/-ss.                           2.33          12/01/2035        800,000
   435,000   Sacramento Municipal Utility District Escrow To Maturity Series C
             (Electric Revenue, MBIA Insured)                                            5.75          11/15/2009        453,949
   985,000   Salinas Valley CA Solid Waste Authority (Solid Waste Revenue, AMBAC
             Insured)                                                                    5.00          08/01/2012      1,001,065
 1,000,000   San Bernardino County CA Financing Authority Facilities Project
             (Other Revenue)                                                             5.10          06/01/2017        926,350
 1,000,000   San Diego CA CTF Undivided Interest (Water Revenue, FGIC Insured)           5.00          08/01/2017      1,011,590
 1,200,000   San Diego County CA Certificates Partnership (Lease Revenue, AMBAC
             Insured)                                                                    5.63          09/01/2012      1,215,516
   700,000   San Francisco CA Airport Improvement United Airlines Incorporated
             Project (Airport Revenue)                                                   8.00          07/01/2013        781,480
   500,000   San Francisco CA City & County Airports Commission Second Series 34E
             (Airport Revenue, Assured Guaranty)                                         4.00          05/01/2013        491,005
   100,000   San Francisco CA City & County Airports Commission Series A (Airport
             Revenue, FGIC Insured)                                                      5.00          05/01/2016         98,422
   110,000   San Francisco CA City & County Airports Commission Series Issue 20
             (Airport Revenue, MBIA Insured)                                             4.25          05/01/2009        111,261
   185,000   School Facilities Financing Authority Grant Joint Union High Series A
             (Other Revenue, First Security Bank LOC) /\                                 3.54          08/01/2011        165,993
   240,000   School Facilities Financing Authority Grant Joint Union High Series
             A (Other Revenue, First Security Bank LOC) /\                               3.75          08/01/2012        206,172
 2,000,000   Torrance CA Redevelopment Agency Referendum Series C (Tax Allocation
             Revenue, MBIA Insured)                                                      5.45          09/01/2018      2,084,680
   315,000   Tracy CA Joint USD Election 2006 (Property Tax Revenue, First Security
             Bank LOC)                                                                   6.00          08/01/2013        352,901
   345,000   Tracy CA Joint USD Election 2006 (Property Tax Revenue, First Security
             Bank LOC)                                                                   8.00          08/01/2012        406,827
   245,000   Whittier CA PFA Greenleaf Avenue Whittier Redevelopment Agency Series A
             (Lease Revenue)                                                             5.00          11/01/2012        246,406
 1,000,000   Yosemite CA Community College District Capital Appreciation (College &
             University Revenue, First Security Bank LOC) /\                             4.05          08/01/2014        783,330
                                                                                                                      78,097,948
                                                                                                                     -----------
PUERTO RICO: 3.36%
   805,000   Puerto Rico Commonwealth Public Improvement (Property Tax Revenue, MBIA
             Insured)                                                                    5.75          07/01/2020        849,974
 1,500,000   Puerto Rico Electric Power Authority Series UU (Other Revenue, First
             Security Bank LOC) +/-ss.                                                   2.23          07/01/2029      1,275,000
   750,000   Puerto Rico Infrastructure Financing Authority Series A (Sales Tax
             Revenue, AMBAC Insured)                                                     5.25          07/01/2010        758,550
                                                                                                                       2,883,524
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS & NOTES (COST $81,611,609)                                                                      80,981,472
                                                                                                                     -----------

Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal Income
                                          Funds 41

CALIFORNIA LIMITED-TERM TAX-FREE FUND

   SHARES                         SECURITY NAME                             MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS: 5.96%
  5,111,517   Wells Fargo Advantage California Tax-Free Money Market
              Trust ~++                                                      07/01/2008     $ 5,111,517
                                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,111,517)                                                5,111,517
                                                                                            -----------
TOTAL INVESTMENTS IN SECURITIES
(COST $86,723,126)*                                   100.33%                               $86,092,989

Other Assets and Liabilities, Net                      (0.33)                                  (284,591)
                                                      ------                                -----------
TOTAL NET ASSETS                                      100.00%                               $85,808,398
                                                      ------                                -----------

----------------
+/-     Variable rate investments.

ss. These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

/\      Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

(i)     Illiquid security.

%%      Securities issued on a when-issued (TBA) basis. (See Note 2)

++ Short-term security of an affiliate of the Fund with a cost of $5,111,517.

* Cost for federal income tax purposes is $86,751,846 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                   $ 315,332
Gross unrealized depreciation                    (974,189)
                                                ---------
Net unrealized appreciation (depreciation)      $(658,857)

The accompanying notes are an integral part of these financial statements.

42 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008

CALIFORNIA TAX-FREE FUND

   PRINCIPAL                                SECURITY NAME                               INTEREST RATE  MATURITY DATE     VALUE
MUNICIPAL BONDS & NOTES: 98.77%

CALIFORNIA: 97.48%
$     4,000,000  ABAG Finance Authority for Nonprofit Corporations Channing House
                 (Nursing Home Revenue)                                                       5.50%      02/15/2029   $  3,862,960
      2,180,000  ABAG Finance Authority for Nonprofit Corporations School of Mechanic
                 Arts (Educational Facilities Revenue)                                        5.30       10/01/2032      2,150,526
      4,500,000  ABAG Finance Authority for Nonprofit Corporations Senior Windemere
                 Ranch  Financing Program Series A (Special Facilities Revenue,
                 CIFG Insured)                                                                4.75       09/02/2034      3,879,855
      1,500,000  ABC USD Capital Appreciation Series B (Property Tax Revenue, FGIC
                 Insured) /\                                                                  5.02       08/01/2018        910,095
      2,000,000  Acalanes CA Union High School District (First Security Bank LOC)             5.25       08/01/2025      2,097,480
      4,000,000  Adelanto CA Utility Systems Project Series A (Other Revenue, AMBAC
                 Insured) +/-ss.(m)                                                           5.24       11/01/2034      4,000,000
      3,000,000  Alameda Corridor Transportation Authority Sub Lien Series A
                 (Transportation Revenue)                                                     5.02       10/01/2018      1,773,060
      1,000,000  Alvord CA Unified School District Series D (Property Tax Revenue,
                 First Security Bank LOC)                                                     5.55       08/01/2030      1,027,580
      4,345,000  Aztec CA Shops Limited San Diego State University (College &
                 University Revenue)                                                          5.88       09/01/2020      4,407,785
        500,000  Bay Area Toll Authority San Francisco Bay Area Series G-3 (Toll Road
                 Revenue, AMBAC Insured) +/-ss.                                               9.00       04/01/204         500,000
      3,190,000  Belmont CA Community Facilities Special Tax District #2000-1 Library
                 Project Series A (Tax Incremental Revenue, AMBAC Insured)                    5.75       08/01/2030      3,576,373
      1,500,000  Cabrillo CA USD Series A (Property Tax Revenue, AMBAC Insured) /\            5.16       08/01/2021        770,115
      4,000,000  California Adventist Health Systems Series A (HCFR)                          5.00       03/01/2028      3,858,960
      3,000,000  California Casa Colina Project (HCFR)                                        6.00       04/01/2022      3,050,940
      3,000,000  California Commerce Joint Power Financing Authority (Other Revenue,
                 AMBAC Insured)                                                               5.00       08/01/2026      2,957,730
      1,190,000  California Educational Facilities Authority Occidental College
                 (College & University Revenue)                                               5.20       10/01/2028      1,230,044
      3,000,000  California Educational Facilities Authority Pomona College Series A
                 (College & University Revenue) /\                                            4.63       01/01/2018      1,941,870
      1,000,000  California Educational Facilities Authority University Redlands
                 Series A (Other Revenue)                                                     5.13       08/01/2038        948,610
      1,085,000  California Educational Facilities Pooled College Projects Series B
                 (College & University Revenue)                                               5.13       04/01/2017      1,073,618
        725,000  California Educational Facilities Pooled College Projects Series B
                 (College & University Revenue)                                               5.25       04/01/2024        681,979
        415,000  California Educational Facilities Pooled College Projects Series B
                 Prerefunded (College & University Revenue) ss.                               5.13       04/01/2009        429,417
        275,000  California Educational Facilities Pooled College Projects Series B
                 Prerefunded (College & University Revenue) ss.                               5.25       04/01/2009        284,809
      4,000,000  California Home Mortgage Finance Authority Series E (Housing Revenue,
                 Government National Mortgage Association)                                    6.10       02/01/2046      3,907,360
      3,500,000  California Housing Finance Agency Home Mortgage Series G (GO - Bond
                 Bank)                                                                        4.95       12/01/2028      3,445,050
      1,250,000  California Housing Finance Agency Home Mortgage Series J (Housing
                 Revenue, First Security Bank LOC)                                            5.13       08/01/2018      1,252,375
      2,000,000  California Housing Finance Agency Home Mortgage Series K AMT
                 (Housing Revenue)                                                            5.30       08/01/2023      2,000,180
        805,000  California Housing Finane Agency Home Mortgage Series J (Housing
                 Revenue, First Security Bank LOC)                                            5.00       08/01/2017        804,211
      5,000,000  California Infrastructure & Economic Development Bank J. David
                 Gladstone Institute Project (HCFR)                                           5.25       10/01/2034      4,999,550
      5,000,000  California Infrastructure & Economic Development Bank Prerefunded
                 (Lease Revenue, MBIA Insured) ss.                                            5.50       06/01/2025      5,312,700
      4,140,000  California Municipal Finance Authority Bennett House Project Series
                 E (Housing Revenue, FNMA)                                                    4.90       08/15/2037      3,877,938
      1,500,000  California Municipal Finance Authority Community Hospitals Central
                 California (Hospital Revenue)                                                5.00       02/01/2020      1,431,345
      2,000,000  California Pooled College & University Project Series B Prerefunded
                 (College & University Revenue) ss.                                           6.75       06/01/2030      2,167,620

Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal Income
                                          Funds 43

CALIFORNIA TAX-FREE FUND

   PRINCIPAL                                SECURITY NAME                               INTEREST RATE  MATURITY DATE     VALUE
CALIFORNIA (continued)

$     6,760,000  California Rural Home Mortgage Finance Authority Homebuyers Fund
                 (SFMR, GNMA Insured)                                                         5.40%      06/01/2048   $  6,524,144
      2,395,000  California Rural Home Mortgage Finance Authority Mortgage-Backed
                 Securities Series A (SFMR, FNMA Insured)                                     5.40       02/01/2037      2,317,043
         80,000  California Rural Home Mortgage Finance Authority Mortgage-Backed
                 Securities Series B (Housing Revenue, GNMA Insured)                          6.25       12/01/2031         82,101
        105,000  California Rural Home Mortgage Finance Authority Mortgage-Backed
                 Securities Series B5 (Housing Revenue, GNMA Insured) +/-ss.                  6.35       12/01/2029        107,855
      3,550,000  California Rural Home Mortgage Finance Authority Mortgage-Backed
                 Securities Series C Puttable (Housing Revenue, GNMA) ss.                     5.40       02/01/2046     3,279,348
      3,610,000  California Rural Home Mortgage Finance Authority Mortgage-Backed
                 Securities Series E (Housing Revenue, GNMA) +/-ss.                           5.80       08/01/2043      3,591,589
      1,090,000  California Special District Association Finance Corporation
                 Program Series MM (Lease Revenue)                                            5.50       06/01/2021      1,090,665
      3,000,000  California State Department of Veteran Affairs Home Purchase
                 Series A (Other Revenue, AMBAC Insured)                                      5.30       12/01/2021      3,086,610
        500,000  California State DWR Power Supply Revenue Series C7 (Water
                 Revenue LOC, FSA Insured) +/-ss.                                             1.30       05/01/2022        500,000
        450,000  California State Prerefunded (GO - States, Territories, AMBAC
                 Insured) ss.                                                                 5.25       12/01/2024        462,938
      3,550,000  California State Prerefunded (Other Revenue, AMBAC Insured) ss.              5.25       12/01/2024      3,739,215
      3,200,000  California State University Fresno Association Incorporated
                 Senior Auxiliary Organization Event Center Prerefunded
                 (College & University Revenue) ss.                                           6.00       07/01/2022      3,555,936
      2,000,000  California State University Fullerton Foundation Series B
                 (College & University Revenue, MBIA Insured)                                 6.63       07/01/2030      2,280,000
        250,000  California Statewide (ACA Radian Insured) CDA +/-ss.(m)                      7.44       05/15/2029        250,000
      4,255,000  California Statewide CDA Catholic West Prerefunded (HCFR) ss.#               6.50       07/01/2020      4,611,995
      1,745,000  California Statewide CDA Catholic West Unrefunded Balance
                 (HCFR) ss.                                                                   6.50       07/01/2020      1,887,828
      2,175,000  California Statewide CDA Cedars Sinai Medical Center (HCFR)                  6.50       08/01/2012      2,307,914
      2,000,000  California Statewide CDA Childrens Hospital Los Angeles (HCFR,
                 MBIA Insured)                                                                5.25       08/15/2029      2,019,360
      2,000,000  California Statewide CDA Childrens Hospital Los Angeles (HCFR,
                 MBIA Insured)                                                                5.25       08/15/2029      2,019,360
      3,375,000  California Statewide CDA Housing Development Nido Apartments
                 Series C (Housing Revenue, FNMA)                                             5.55       05/01/2028      3,456,675
      2,010,000  California Statewide CDA Pioneer Park Project Series T (Housing
                 Revenue, GNMA Insured)                                                       6.10       12/20/2035      2,031,788
      1,190,000  California Statewide CDA Referendum International School
                 Peninsula Project (Other Revenue)                                            5.00       11/01/2016      1,143,626
      1,450,000  California Statewide CDA Retirement Housing Foundation (HCFR, ACA
                 Insured) +/-ss.(m)                                                           7.35       12/01/2028      1,450,000
      4,210,000  California Statewide CDA Series B (Water & Wastewater Authority
                 Revenue, First Security Bank LOC)                                            5.25       10/01/2027      4,370,612
      4,000,000  California Statewide CDA The Internext Group (HCFR)                          5.38       04/01/2017      4,014,360
      4,000,000  California Statewide Communities Development Authority (Hospital
                 Revenue)                                                                     5.25       12/01/2027      3,862,880
      1,020,000  California Statewide Communities Development Authority Catholic
                 Healthcare West Series A (Hospital Revenue)                                  5.50       07/01/2030      1,023,590
      3,100,000  California Statewide Communities Development Authority Culinary
                 Institute (College & University Revenue, XLCA Insured) +/-ss.(m)             1.37       10/01/2035      3,100,000
      1,000,000  California Statewide Communities Development Authority John Muir
                 Health Series B (Hospital Revenue, Ubs AG LOC) +/-ss.                        1.50       08/15/2036      1,000,000
      1,000,000  California Stockton Public Financing Authority (Other Revenue,
                 Guarantee Agreement) +/-ss.                                                  1.60       09/01/2048      1,000,000
      6,000,000  California Sutter Health Series A (HCFR)                                     6.25       08/15/2031      6,311,040
      2,750,000  California Sutter Health Series C (HCFR, First Security Bank LOC)            5.13       08/15/2022      2,784,788
      2,000,000  California The Episcopal Home (HCFR, California Mortgage Insured)            5.25       02/01/2021      2,025,880
      1,000,000  Campbell CA Union High School District Election of 1999 (Property
                 Tax Revenue, FGIC Insured)                                                   5.00       08/01/2032      1,003,520
        115,000  Capitol Area Development Authority Series A (Lease Revenue, MBIA
                 Insured)                                                                     6.50       04/01/2012        115,370
      1,140,000  Carson CA RDA Series A (Tax Incremental Revenue, MBIA Insured)               5.25       10/01/2020      1,185,440

44 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008

CALIFORNIA TAX-FREE FUND

   PRINCIPAL                             SECURITY NAME                                  INTEREST RATE  MATURITY DATE      VALUE
CALIFORNIA (continued)
$     5,000,000  Center CA USD Capital Appreciation Series C (Property Tax
                 Revenue, MBIA Insured) /\                                                    5.14%      09/01/2021   $  2,562,750
      3,600,000  Center CA USD Election 1991 Series D (Property Tax Revenue,
                 MBIA Insured) /\                                                             5.85       08/01/2028      1,130,400
      2,645,000  Central Valley CA School District Financing Authority GO
                 Program Series A (Educational Facilities Revenue, MBIA Insured)              6.45       02/01/2018      2,987,157
      3,000,000  Chico PFA Redevelopment Project Area (Tax Incremental Revenue,
                 MBIA Insured)                                                                5.13       04/01/2021      3,091,980
      1,800,000  Chino Basin CA Regional Financing Authority Municipal Water
                 District Sewer System Project (Sewer Revenue, AMBAC Insured)                 6.00       08/01/2016      1,805,004
      1,250,000  City & County of San Francisco CA Laguna Honda Hospital Series
                 D(Property Tax Revenue, MBIA Insured) +/-ss.                                 5.00       06/15/2030      1,250,000
      3,000,000  City of San Jose CA Series A (Airport Revenue, AMBAC Insured)                5.50       03/01/2026      3,005,910
      2,985,000  Colton CA Joint USD Election of 2001 Series C (Property Tax
                 Revenue, FGIC Insured)                                                       5.25       02/01/2025      3,014,641
        655,000  Compton CA Solid Waste Management Facilities (Solid Waste
                 Revenue)                                                                     4.80       08/01/2020        617,639
        270,000  Contra Costa County CA (Housing Revenue, GNMA Insured)                       7.75       05/01/2022        333,631
      5,400,000  Contra Costa County CA Home Management Financing Authority
                 (Other Revenue, MBIA Insured) /\                                             6.88       09/01/2017      2,904,012
        885,000  Contra Costa County CA PFA Prerefunded Pleasant Hill BART (Tax
                 Allocation Revenue) ss.                                                      5.25       08/01/2028        932,781
      1,995,000  Contra Costa County CA Public Financing Authority (Tax
                 Allocation Revenue) +/-ss.                                                   5.25       08/01/2009      2,102,710
      2,620,000  Contra Costa County CA Public Financing Authority (Tax
                 Incremental Revenue)                                                         5.25       08/01/2028      2,572,054
      1,425,000  Contra Costa County CA Transportation Authority Series A (Sales
                 Tax Revenue)                                                                 6.50       03/01/2009      1,461,737
      1,035,000  Daly City CA Housing Development Finance Agency Franciscan
                 Acquisition Project Series A Prerefunded (Housing Revenue) ss.               5.65       12/15/2019      1,166,880
      5,000,000  Daly City Housing Development Finance Agency Franciscan Mobile
                 Series A (Other Revenue)                                                     5.25       12/15/2031      4,566,150
      4,000,000  Duarte CA RDA Capital Appreciation Sub Merged Redevelopment
                 Project (Tax Incremental Revenue) /\                                         5.00       12/01/2016      2,638,560
      5,250,000  Duarte CA Series A (HCFR)                                                    5.25       04/01/2024      5,253,570
      2,000,000  Duarte CA Series A (HCFR, ACA Insured)                                       5.25       04/01/2019      1,912,720
      3,300,000  East Palo Alto CA University Circle Gateway 101 Corridor
                 Project (Tax Incremental Revenue)                                            6.63       10/01/2029      3,506,415
      4,430,000  East Side CA Union High School District Santa Clara County
                 Capital Appreciation Series A (Property Tax Revenue, MBIA Insured) /\        4.71       09/01/2018      2,760,067
      5,185,000  East Side CA Union High School District Santa Clara County
                 Capital Appreciation Series A (Property Tax Revenue, MBIA Insured) /\        4.83       09/01/2019      3,043,543
      5,420,000  East Side CA Union High School District Santa Clara County
                 Capital Appreciation Series A (Property Tax Revenue, MBIA Insured) /\        4.94       09/01/2020      2,994,442
      1,525,000  East Side CA Union High School District Santa Clara County
                 Capital Appreciation Series F (Property Tax Revenue,
                 First Security Bank LOC)                                                     5.00       08/01/2026      1,567,822
      1,200,000  Eastern Municipal Water District California Water & Sewer
                 Revenue Certificates Series B (Water Revenue LOC) +/-ss.                     1.80       07/01/2020      1,200,000
      2,500,000  El Monte CA Department of Public Services Facilities Project
                 Phase II (Lease Revenue, AMBAC Insured)(i)                                   5.25       01/01/2034      2,502,325
        500,000  Emeryville CA PFA Assessment Distribution Refinancing (Special
                 Facilities Revenue)                                                          5.75       09/02/2014        509,545
      1,750,000  Emeryville CA PFA Assessment Distribution Refinancing (Special
                 Facilities Revenue)                                                          5.90       09/02/2021      1,746,658
      1,655,000  Escondido CA Joint Powers Financing Authority Civic Center
                 Project Series B (Lease Revenue, AMBAC Insured)                              6.13       09/01/2011      1,740,398
      3,000,000  Etiwanda School District Public Financing Authority (Other
                 Revenue, Guarantee Agreement)                                                5.00       09/15/2032      3,018,870
      1,000,000  Fairfield CA Fairfield Water Series A (Water Revenue, XLCA
                 Company Insured) /\                                                          5.33       04/01/2021        511,030
      2,455,000  Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax
                 Incremental Revenue)                                                         5.50       10/01/2017      2,544,804
      5,040,000  Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax
                 Incremental Revenue)                                                         5.50       10/01/2027      5,072,861
      4,785,000  Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax
                 Incremental Revenue)                                                         5.60       10/01/2027      4,867,876
      5,400,000  Fontana Unified School District CA Election 2006 Series B
                 (Other Revenue, First Security Bank LOC)                                     5.25       08/01/2026      5,738,742

Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal Income
                                          Funds 45

CALIFORNIA TAX-FREE FUND

   PRINCIPAL                               SECURITY NAME                                INTEREST RATE  MATURITY DATE      VALUE
CALIFORNIA (continued)

$     5,000,000  Foothill-De Anza CA Community College District Series B
                 (Property Tax Revenue, AMBAC Insured)                                        5.00%      08/01/2027   $  5,113,400
        710,000  Fresno CA Street Improvement Project (Lease Revenue)                         6.63       12/01/2011        721,488
      5,000,000  Golden State Tobacco Securitization Corporation California
                 Asset-Backed Series A-1 (Other Revenue)                                      5.13       06/01/2047      3,805,250
      4,000,000  Golden State Tobacco Securitization Corporation California
                 Asset-Backed Series A1 (Other Revenue)                                       5.75       06/01/2047      3,390,000
      2,010,000  Golden State Tobacco Securitization Corporation Series A1
                 (Other Revenue)                                                              4.50       06/01/2027      1,789,061
      2,000,000  Golden West CA Schools Capital Appreciation Series A (Other
                 Revenue, MBIA Insured) /\                                                    4.40       08/01/2015      1,469,740
      2,500,000  Hawaiian Gardens CA RDA (Tax Incremental Revenue)                            6.00       12/01/2013      2,613,275
      4,245,000  Hawthorne CA School District Prerefunded (Lease Revenue, First
                 Security Bank LOC) ss.                                                       6.00       11/01/2025      4,599,670
      3,000,000  Hesperia CA PFA (Other Revenue, XLCA)                                        5.00       09/01/2031      2,720,790
      1,915,000  Inland Empire Tobacco Securitization Authority Series A (Other
                 Revenue)                                                                     4.63       06/01/2021      1,778,154
      1,000,000  Irvine CA Improvement Board ACT 1915 Assessment District #05-21
                 Series A (Other Revenue, Bank of New York LOC) +/-ss.                        2.30       09/02/2031      1,000,000
        500,000  Irvine Ranch Water District CA (Water & Wastewater Authority
                 Revenue, Landesbank Hessen-Thueringen LOC) +/-ss.                            2.85       10/01/2010        500,000
        220,000  Jamul-Dulzura CA Union School District Series C (Property Tax
                 Revenue)                                                                     6.40       08/01/2016        220,691
      1,780,000  Kern CA High School District Series A (Property Tax Revenue,
                 MBIA Insured)                                                                6.50       08/01/2015      1,920,033
      2,000,000  Kern CA High School District Series D (Property Tax Revenue,
                 MBIA Insured)                                                                5.60       08/01/2012      2,132,320
      4,000,000  Lake Elsinore CA PFA Series A (Tax Incremental Revenue)                      5.50       09/01/2030      4,002,080
      3,010,000  Lake Elsinore CA School Financing Authority Horsethief Canyon
                 (Special Tax Revenue)                                                        5.63       09/01/2016      3,042,809
      1,000,000  Long Beach Bond Finance Authority CA (Lease Revenue, AMBAC
                 Insured)                                                                     6.00       11/01/2008      1,011,450
      1,500,000  Long Beach Bond Finance Authority CA (Lease Revenue, AMBAC
                 Insured)                                                                     6.00       11/01/2017      1,650,480
      2,900,000  Los Altos CA School District Capital Appreciation Election of
                 1998 Series B Prerefunded (Property Tax Revenue, MBIA
                 Insured) /\ss.                                                               4.89       08/01/2021      1,540,422
      4,740,000  Los Angeles CA Community Redevelopment Agency (Housing Revenue,
                 FNMA) +/-ss.                                                                 4.90       08/15/2039      4,674,256
      1,000,000  Los Angeles CA Series F-2 (Other Revenue) +/-ss.                             1.35       06/01/2032      1,000,000
        475,000  Los Angeles County Metropolitan Transportation Authority
                 Capital Grant Recipient Goldline Series B1 (Sales Tax Revenue,
                 FGIC Insured) +/-ss.(m)                                                      3.23       10/01/2010        475,000
      1,000,000  Los Angeles County Public Works Financing Authority Master
                 Project Series B (Lease Revenue, FGIC Insured)                               5.00       09/01/2018      1,020,570
      2,135,000  Merced CA Union High School District Capital Appreciation
                 Series A (Property Tax Revenue, FGIC Insured) /\                             5.08       08/01/2018      1,287,725
        575,000  Merced County CA (Lease Revenue, First Security Bank LOC)                    6.00       10/01/2012        585,091
        500,000  Metropolitan Water District Southern California Waterworks
                 Revenue Series C2 (Water Revenue LOC) +/-ss.                                 1.90       07/01/2036        500,000
      4,375,000  Monrovia CA RDA Central Redevelopment Project Area 1 (Tax
                 Incremental Revenue, AMBAC Insured)                                          5.00       05/01/2021      4,446,050
      1,080,000  Napa Vallejo CA Waste Management Authority Solid Waste Transfer
                 Facility (Solid Waste Revenue)                                               5.50       02/15/2013      1,084,126
      6,135,000  Norwalk-La Mirada Unified School District CA Capital
                 Appreciation (Property Tax Revenue, First Security Bank LOC) /\              5.35       08/01/2029      2,015,225
      1,540,000  Oak Grove Union School District Flexfund Program (Other
                 Revenue)(i)                                                                  4.75       08/01/2027      1,471,947
      1,500,000  Ontario CA RDA Ontario Redevelopment Project #1 (Special Tax
                 Revenue, MBIA Insured)                                                       6.00       08/01/2015      1,611,675
      1,000,000  Orange County CA Referendum (Airport Revenue, MBIA Insured)                  5.50       07/01/2011      1,010,630
        250,000  Orange County CA Sanitation District Series A (Lease
                 Revenue) +/-ss.                                                              1.60       08/01/2029        250,000
      3,000,000  Oxnard CA Financing Authority (Water & Sewer Revenue LOC, AMBAC
                 Insured) +/-ss.                                                              6.00       06/01/2034      3,000,000
     11,000,000  Palm Springs CA (Hospital Revenue) /\                                        4.69       04/15/2021      6,079,370
        250,000  Palm Springs CA Palm Springs International Airport (Airport
                 Revenue)                                                                     6.40       07/01/2023        241,688
        290,000  Palm Springs CA Palm Springs International Arport (Airport
                 Revenue)                                                                     6.00       07/01/2018        285,511
        995,683  Palo Verde CA USD FlexFund Program (Educational Facilities
                 Revenue)(i)                                                                  4.80       09/01/2027        992,218
      2,000,000  Pasadena CA City Hall & Park Improvement Projects (Lease
                 Revenue, AMBAC Insured) +/-ss.                                               5.00       02/01/2033      2,000,000
      1,525,000  Pasadena CA Old Pasadena Parking Facilities Project (Lease
                 Revenue)                                                                     6.25       01/01/2018      1,711,279
      2,045,000  Perris CA PFA Series A (Tax Incremental Revenue)                             5.75       10/01/2031      2,130,583

46 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008

CALIFORNIA TAX-FREE FUND

   PRINCIPAL                                SECURITY NAME                               INTEREST RATE  MATURITY DATE      VALUE
CALIFORNIA (continued)

$     1,030,000  Perris CA PFA Series A (Tax Incremental Revenue, MBIA Insured)               5.25%      10/01/2020   $  1,071,056
      5,500,000  Pico Rivera CA Water Authority Series A (Water Revenue)                      6.25       12/01/2032      5,391,760
      2,000,000  Pico Rivera CA Water Authority Series A (Water Revenue, MBIA
                 Insured)                                                                     5.50       05/01/2019      2,164,660
      3,000,000  Pittsburg Redevelopment Agency Los Medanos Community Series A
                 (Tax Incremental Revenue, AMBAC Insured) +/-ss.(m)                           5.00       09/01/2036      3,000,000
      2,515,000  Placentia CA RDA Series A (Tax Incremental Revenue)                          5.85       08/01/2032      2,537,937
      2,480,000  Pomona CA USD Series A (Property Tax Revenue, MBIA Insured)                  6.55       08/01/2029      2,856,836
      9,105,000  Port of Oakland (Airport Revenue, FGIC Insured)                              5.75       11/01/2021      9,117,474
      2,000,000  Port of Oakland CA Series L (Harbor Department Revenue, FGIC
                 Insured)                                                                     5.50       11/01/2020      1,973,080
      3,600,000  Port of Redwood City CA (Harbor Department Revenue)                          5.13       06/01/2030      3,363,948
      1,175,000  Rancho CA Water District Financing Authority Series A (Water
                 Revenue, First Security Bank LOC)                                            5.00       08/01/2026      1,214,457
      1,500,000  Rancho Mirage CA Joint Powers Financing Authority Eisenhower
                 Medical Center Series B (Hospital Revenue, MBIA Insured)                     4.88       07/01/2022      1,465,050
        920,000  Redlands CA RDA Project Area Series A (Tax Revenue, AMBAC
                 Insured)                                                                     4.63       08/01/2022        895,353
      1,150,000  Redlands Unified School District CA Election of 2008 (Property
                 Tax Revenue) /\%%                                                            4.71       07/01/2018        722,223
        535,000  Redlands Unified School District CA Election of 2008 (Property
                 Tax Revenue, First Security Bank LOC) /\%%                                   4.59       07/01/2017        355,566
      1,000,000  Rialto CA RDA Merged Project Area Series A (Tax Incremental
                 Revenue)                                                                     5.00       09/01/2021        970,820
        260,000  Richmond CA Joint Powers Financing Authority Series A (Lease
                 Revenue)                                                                     5.25       05/15/2013        260,255
      8,595,000  Riverside County CA Asset Leasing Corporation Riverside County
                 Hospital Project (HCFR, MBIA Insured) /\                                     5.39       06/01/2026      3,313,802
      1,250,000  Riverside County CA Mortgage GNMA-Backed Security Series A
                 (Housing Revenue, GNMA)                                                      7.80       05/01/2021      1,587,013
        710,000  Rocklin CA Redevelopment Agency Tax Allocation Rocklin
                 Redevelopment Series A (Tax Incremental Revenue)                             5.50       09/01/2031        709,943
      3,280,000  Rocklin CA Redevelopment Agency Tax Allocation Rocklin
                 Redevelopment Series A Prerefunded (Tax Incremental Revenue) ss.             5.50       09/01/2009      3,463,516
      2,535,000  Sacramento CA MUD Series A (Electric Revenue, MBIA Insured)                  6.25       08/15/2010      2,627,604
        300,000  Sacramento CA MUD Series C (Electric Revenue, FGIC Insured)                  5.75       11/15/2008        304,185
        740,000  Sacramento CA MUD Series F (Electric Revenue)                                5.38       12/01/2013        781,418
      1,985,000  Sacramento CA Series A (Other Revenue)                                       8.25       01/01/2021      2,593,105
      1,085,000  Sacramento County CA Animal Care Youth Detention (Lease
                 Revenue, AMBAC Insured)                                                      5.00       10/01/2025      1,092,107
      2,870,000  Sacramento County CA Housing Authority Verandas Apartments
                 Project Series H (Housing Revenue, FNMA Insured)                             5.70       03/01/2034      2,853,670
      2,360,000  Sacramento County CA Sanitation District Financing Authority
                 Prerefunded (Sewer Revenue) ss.                                              4.75       12/01/2023      2,361,416
      2,000,000  Sacramento County CA Sanitation District Financing Authority
                 Regulation B (Other Revenue, FGIC Insured) +/-ss.                            2.33       12/01/2035      1,600,000
        550,000  Salinas Valley CA Solid Waste Authority CA (Sewer Revenue,
                 AMBAC Insured)                                                               5.13       08/01/2022        532,026
      3,000,000  San Bernardino County CA Financing Authority CT Housing
                 Facilities Project (Other Revenue, MBIA Insured)                             5.50       06/01/2037      3,148,050
      2,500,000  San Diego CA RDA Centre (Tax Incremental Revenue, First
                 Security Bank LOC) /\                                                        5.11       09/01/2023      1,162,850
      1,060,000  San Diego CA RDA Centre City Sub Parking Series B (Parking
                 Facilities Revenue)                                                          5.30       09/01/2020      1,066,360
      3,200,000  San Diego County CA Burnham Institute Project Prerefunded
                 (Lease Revenue) ss.                                                          6.25       09/01/2029      3,382,688
      2,500,000  San Francisco CA City & County Airport Commission Second Series
                 27B (Airport Revenue, FGIC Insured)                                          5.00       05/01/2019      2,526,150
      5,460,000  San Joaquin Hills CA Transportation Corridor Agency Toll Road
                 (Toll Road Revenue) /\                                                       4.47       01/01/2019      3,431,992
      5,055,000  San Joaquin Hills CA Transportation Corridor Agency Toll Road
                 (Toll Road Revenue) /\                                                       4.79       01/01/2023      2,544,384
      6,000,000  San Joaquin Hills CA Transportation Corridor Agency Toll Road
                 (Toll Road Revenue) /\                                                       4.84       01/01/2024      2,858,700
      5,000,000  San Joaquin Hills CA Transportation Corridor Agency Toll Road
                 (Toll Road Revenue) /\                                                       4.88       01/01/2025      2,256,400
      3,470,000  San Jose CA Capital Accumulator (Housing Revenue, GEMIC
                 Insured) /\                                                                  4.29       04/01/2016      2,496,596
      3,300,000  San Jose CA El Parador Apartments Project Series A (Housing
                 Revenue)                                                                     6.20       01/01/2041      3,252,777
      3,315,000  San Jose CA Evergreen Community College District Capital
                 Appreciation Series A (Property Tax Revenue) /\                              5.16       09/01/2021      1,694,761
      1,205,000  San Jose CA USD (Lease Revenue, First Security Bank LOC) /\                  5.04       01/01/2021        646,711

Portfolio of Investments--June 30, 2008          Wells Fargo Advantage Municipal
                                                 Income Funds 47

CALIFORNIA TAX-FREE FUND

  PRINCIPAL                                  SECURITY NAME                                INTEREST RATE  MATURITY DATE     VALUE
CALIFORNIA (continued)
$   1,310,000  San Marcos CA PFA (State & Local Governments) /\                               4.14%        01/01/2015   $  1,003,565
    1,300,000  San Marcos CA PFA (State & Local Governments) /\                               4.59         01/01/2019        807,131
    5,315,000  San Marcos CA Series A (GO - States, Territories)                              6.25         09/02/2022      6,171,991
    3,000,000  Santa Ana CA Financing Authority Inner City Commuter Series C (Lease
               Revenue)                                                                       5.60         09/01/2019      3,022,260
    3,000,000  Santa Clara County CA Housing Authority Blossom River Apartments Series A
               (Housing Revenue)                                                              6.50         09/01/2039      2,883,750
    7,500,000  Santa Clara County Financing Authority (Other Revenue, AMBAC Insured)          5.75         02/01/2041      7,679,100
    1,070,000  School Facilities Financing Authority Grant Joint Union High School-
               Series A (Other Revenue, First Security Bank LOC) /\                           4.82         08/01/2019        630,786
    1,505,000  School Facilities Financing Authority Grant Joint Union High School-
               Series A (Other Revenue, First Security Bank LOC) /\                           4.95         08/01/2020        833,845
    1,970,000  Simi Valley CA USD Capital Improvement Projects (Lease Revenue,
               AMBAC Insured)                                                                 5.25         08/01/2022      2,080,616
    1,765,000  South Gate CA PFA South Gate Redevelopment Project #1 (Tax Incremental
               Revenue, XLCA Insured)                                                         5.25         09/01/2019      1,799,965
    1,000,000  South Pasadena CA USD Series A (Property Tax Revenue, FGIC Insured)            5.55         11/01/2020      1,104,240
      980,000  Southeast Resource Recovery Facilities Authority (Lease Revenue, AMBAC
               Insured)                                                                       5.38         12/01/2014      1,005,441
    3,000,000  Southern CA Logistics Airport Authority Housing Set Aside Revenue
               (Airport Revenue, XLCA Insured)                                                5.00         12/01/2036      2,769,330
    1,270,000  Southern CA Public Power Authority (Electric Revenue)                          6.75         07/01/2011      1,396,187
    1,200,000  State of California Series BH (Other Revenue, First Security Bank LOC)         5.40         12/01/2016      1,208,964
   13,500,000  State of California Veterans Series BZ (GO State, MBIA Insured)                5.35         12/01/2021     13,501,485
    5,690,000  Sulphur Springs CA Union School District Interest Accrual Series A
               (Property Tax Revenue, MBIA Insured) /\                                        4.06         09/01/2013      4,623,182
    2,590,000  Sweetwater CA Unified High School District PFA Special Tax Revenue
               (Special Tax Revenue, First Security Bank LOC)                                 5.00         09/01/2026      2,630,352
    3,000,000  Tulare CA PFFA Project (Property Tax Revenue, Guarantee Agreement)             5.25         04/01/2027      3,101,580
    5,400,000  Union City CA Community RDA Series A (Special Facilities Revenue,
               AMBAC Insured)                                                                 5.38         10/01/2034      5,417,442
    1,000,000  Ventura County CA Area Housing Authority Series A (Housing Revenue, AMBAC
               Insured)                                                                       5.05         12/01/2026        958,300
    2,500,000  Vista CA Community Development Commission Vista Redevelopment Project
               Area (Tax Incremental Revenue)                                                 5.88         09/01/2037      2,503,025
    1,135,000  Walnut Valley CA USD Series C (Property Tax Revenue, FGIC Insured)             5.75         08/01/2015      1,138,076
    2,000,000  West Sacramento CA Financing Authority Series A (Tax Revenue, XLCA
               Insured)                                                                       5.00         09/01/2034      1,985,420
      600,000  Westminster CA RDA Rose Gardens Apartment Project Series A (Housing
               Revenue)                                                                       6.50         08/01/2010        600,144
    2,395,000  Windsor CA Joint Powers Financing Authority Windsor Civic Center Series A
               (Lease Revenue, First Security Bank LOC)                                       5.38         10/01/2018      2,528,210
    1,600,000  Yorba Linda CA RDA Capital Appreciation Redevelopment Series A (Special
               Tax Revenue, MBIA Insured) /\                                                  5.04         09/01/2019        917,536

                                                                                                                         495,685,968
                                                                                                                        ------------
PUERTO RICO: 1.29%
    3,800,000  Children's Trust Tobacco Settlement Asset-Backed Prerefunded ss.               6.00        07/01/2010       4,004,814
    3,000,000  Puerto Rico Electric Power Authority Series UU (Other Revenue, First
               Security Bank LOC) +/-ss.                                                      2.33        07/01/2029       2,550,000

                                                                                                                           6,554,814
                                                                                                                        ------------

TOTAL MUNICIPAL BONDS & NOTES (COST $495,345,297)                                                                        502,240,782
                                                                                                                        ------------

48  Wells Fargo Advantage Municipal Income Funds        Portfolio of Investments
                                                        --June 30, 2008

CALIFORNIA TAX-FREE FUND

    SHARES                   SECURITY NAME                                                                                 VALUE
SHORT-TERM INVESTMENTS: 0.50%
    2,524,565  Wells Fargo Advantage California Tax-Free
               Money Market Trust ~++                                                                                   $  2,524,565
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,524,565)                                                                             2,524,565
                                                                                                                        ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $497,869,862)*                                                                 99.27%                             $504,765,347

Other Assets and Liabilities, Net                                                     0.73                                 3,715,669
                                                                                    ------                              ------------
TOTAL NET ASSETS                                                                    100.00%                             $508,481,016
                                                                                    ------                              ------------

----------
/\       Zero coupon bond. Interest rate presented is yield to maturity.

+/-      Variable rate investments.

ss. These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

#        Security pledged as collateral for futures transactions. (See Note 2)

(i)      Illiquid security.

%%       Securities issued on a when-issued (TBA) basis. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++ Short-term security of an affiliate of the Fund with a cost of $2,524,565.

* Cost for federal income tax purposes is $498,239,488 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                           $  14,821,316
Gross unrealized depreciation                              (8,295,457)
                                                        -------------
Net unrealized appreciation (depreciation)              $   6,525,859

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--June 30, 2008          Wells Fargo Advantage Municipal
                                                 Income Funds 49

COLORADO TAX-FREE FUND

  PRINCIPAL                                 SECURITY NAME                                 INTEREST RATE  MATURITY DATE     VALUE
MUNICIPAL BONDS & NOTES: 99.69%
COLORADO: 98.32%
    1,250,000  Adams & Weld Counties CO School District #27J Brighton Prerefunded
               (Property Tax Revenue, MBIA Insured) ss.                                        5.50%       12/01/2019   $  1,345,575
    1,000,000  Adams & Weld Counties CO School District #27J Brighton Series C (Property
               Tax Revenue, MBIA Insured)                                                      5.38        12/01/2026      1,051,420
      500,000  Arapahoe County CO Centennial 25 Metropolitan District (Property Tax
               Revenue)                                                                        6.38        12/01/2016        497,240
      500,000  Arapahoe County CO Water & Wastewater Authority (Water Revenue, First
               Security Bank LOC)                                                              5.00        12/01/2033        505,975
    2,000,000  Arkansas CO River Power Authority (Power Revenue)                               6.00        10/01/2040      1,960,100
    1,000,000  Boulder CO Prerefunded (Water Revenue) ss.                                      5.60        12/01/2017      1,065,280
    1,000,000  Boulder County CO University Corporation for Atmospheric Project (Other
               Revenue, MBIA Insured)                                                          5.50        09/01/2020      1,044,180
    1,000,000  Boulder Larimer & Weld Counties St. Vrain Valley School District
               (Property Tax Revenue, FGIC Insured)                                            5.25        12/15/2020      1,069,920
      500,000  Bromley Park CO Metropolitan District #2 Series A (Property Tax Revenue,
               Radian Insured)                                                                 5.13        12/01/2037        461,195
      500,000  Canon City CO Finance Authority (Lease Revenue, Assured Guaranty)               5.00        12/01/2032        501,190
      500,000  Castle Pines North Metro District Colorado Refunded Limited Tax Series B
               (Property Tax Revenue, First Security Bank LOC)                                 5.00        12/01/2026        512,435
    1,250,000  Colorado ECFA (Other Revenue)                                                   5.25        06/01/2021      1,261,713
      755,000  Colorado ECFA Academy Charter School Project Prerefunded (Private School
               Revenue) ss.                                                                    6.25        12/15/2012        802,829
    3,750,000  Colorado ECFA Alexander Dawson School Project (Private School Revenue)          5.30        02/15/2029      3,778,950
      500,000  Colorado ECFA Cerebral Palsy Project Series A (Other Revenue)                   6.25        05/01/2036        453,525
      500,000  Colorado ECFA Charter School Banning Lewis (Other Revenue) ++                   6.13        12/15/2035        455,960
    1,040,000  Colorado ECFA Charter School Collegiate Project (Educational Facilities
               Revenue, XLCA Insured)                                                          5.00        06/15/2019      1,055,870
    1,165,000  Colorado ECFA Charter School Collegiate Project (Educational Facilities
               Revenue, XLCA Insured)                                                          5.25        06/15/2024      1,178,025
      750,000  Colorado ECFA Charter School Community Leadership (Educational Facilities
               Revenue)                                                                        6.25        07/01/2028        708,383
      500,000  Colorado ECFA Charter School Core Knowledge Project Prerefunded (Lease
               Revenue) ss.                                                                    7.00        11/01/2029        530,540
    1,000,000  Colorado ECFA Charter School University Lab School Project Prerefunded
               (Private School Revenue) ss.                                                    5.75        06/01/2016      1,068,780
      800,000  Colorado ECFA Cheyenne Mountain Charter Series A (Lease Revenue, Moral
               Obligation)                                                                     5.25        06/15/2029        799,976
      100,000  Colorado ECFA Johnson & Wales University Project Series A (College &
               University Revenue, XLCA Insured)                                               5.00        04/01/2023         98,252
      200,000  Colorado ECFA National Jewish Federal Board Series B3 (HCFR, City
               National Bank LOC) ss.+/-                                                       2.00        12/01/2034        200,000
    1,445,000  Colorado ECFA Parker Core Charter (Educational Facilities Revenue,
               XLCA Insured)                                                                   5.00        11/01/2024      1,440,116
    1,500,000  Colorado ECFA Pinnacle Charter School Project Prerefunded (Lease Revenue)
               ss.                                                                             6.00        12/01/2021      1,634,265
    1,000,000  Colorado ECFA Prerefunded (Private School Revenue) ss.                          7.13        12/15/2030      1,108,500
      600,000  Colorado ECFA Renaissance School Project (Lease Revenue)(i)                     6.75        06/01/2029        538,308
    3,455,000  Colorado ECFA University Denver Project (College & University Revenue,
               FGIC Insured)                                                                   5.25        03/01/2026      3,625,919
    1,040,000  Colorado Exempla Incorporated Series A (HCFR)                                   5.50        01/01/2023      1,050,722
    1,000,000  Colorado Health Facilities Authority Catholic Health Initiatives Series A
               (HFFA Revenue)                                                                  5.00        09/01/2041        962,360
    1,500,000  Colorado Health Facilities Authority Catholic Health Series C5
               (Healthcare Facilities Revenue, First Security Bank LOC)                        5.00        09/01/2036      1,490,925
      750,000  Colorado Health Facilities Authority Evangelical Lutheran Project
               (Hospital Revenue)                                                              5.25        06/01/2031        711,675
    1,000,000  Colorado Health Facilities Authority Hospital Parkview Medical Center
               Incorporation (Hospital Revenue)                                                5.00        09/01/2025        963,110
      205,000  Colorado Health Facilities Authority Income Project (HCFR, First
               Security Bank LOC) ss.+/-                                                       1.50        05/15/2024        205,000
      480,000  Colorado HFA (Housing Revenue)                                                  4.80        05/01/2030        482,179
    2,590,000  Colorado HFA Series A2 (Housing Revenue)(h)                                     6.45        04/01/2030      2,720,407
      275,000  Colorado HFA Series A2 (Housing Revenue)                                        6.50        08/01/2031        286,523
      540,000  Colorado HFA Series A3 (Housing Revenue)                                        5.25        05/01/2032        544,714
       90,000  Colorado HFA Series A3 (Housing Revenue)                                        6.50        05/01/2016         93,652
      465,000  Colorado HFA Series B2 (Housing Revenue)                                        6.10        08/01/2023        480,033

50  Wells Fargo Advantage Municipal Income Funds        Portfolio of Investments
                                                        --June 30, 2008

COLORADO TAX-FREE FUND

  PRINCIPAL                                 SECURITY NAME                                 INTEREST RATE  MATURITY DATE     VALUE
COLORADO (continued)
$     310,000  Colorado HFA Series B3 (Housing Revenue)                                        6.55%       08/01/2033   $    322,946
      950,000  Colorado HFA Series B3 (Housing Revenue) ss.+/-                                 6.70        08/01/2017        991,601
      345,000  Colorado HFA Series C3 (Housing Revenue, FHA Insured)                           6.38        08/01/2033        363,389
       10,000  Colorado HFA Series D2 (Housing Revenue, GO of Authority)                       7.10        06/01/2014         10,345
      360,000  Colorado HFA Series E3 (Housing Revenue)                                        6.60        08/01/2017        367,092
    1,320,000  Colorado Mountain Junior College District Student Housing Facilities
               (College & University Revenue, MBIA Insured)                                    5.00        06/01/2023      1,344,130
    2,000,000  Colorado Parkview Medical Center Project (HCFR) ss.                             6.50        09/01/2020      2,199,840
    1,250,000  Colorado Sisters Charity Healthcare Series A (HCFR, AMBAC Insured)              6.25        05/15/2011      1,360,513
    1,000,000  Colorado Springs CO Series B (Other Revenue, Dexia Insured) ss.+/-              1.70        11/01/2026      1,000,000
      100,000  Colorado Springs College Project CO College Project (College & University
               Revenue, JPMorgan Chase Bank LOC) ss.+/-                                        2.90        06/01/2029        100,000
    1,000,000  Colorado State COP (Lease Revenue, MBIA Insured)                                5.00        11/01/2030      1,002,370
      500,000  Colorado Steamboat Springs Health Project Prerefunded (HCFR) ss.                5.75        09/15/2022        508,930
      970,000  Colorado Water Reserve Power Development Authority Clean Water Prere
               funded (Water Revenue) ss.                                                      5.00        09/01/2019        975,345
    1,410,000  Colorado Water Reserve Power Development Authority Clean Water Series A
               (Water Revenue)                                                                 4.50        09/01/2024      1,415,922
       30,000  Colorado Water Reserve Power Development Authority Clean Water Series B
               (Other Revenue)                                                                 5.00        09/01/2019         30,082
       55,000  Colorado Water Reserve Power Development Authority Clean Water Unrefunded
               Series A (Water Revenue)                                                        5.13        09/01/2018         55,168
    1,000,000  Colorado Water Reserve Power Development Authority Drinking Water Series
               A (Water Revenue)                                                               5.50        09/01/2022      1,104,970
    1,810,000  Colorado Water Reserve Power Development Authority Series A
               (Water Revenue)                                                                 4.88        09/01/2017      1,868,463
    1,000,000  Colorado Water Reserve Power Development Authority Series A
               (Water Revenue)                                                                 5.00        09/01/2019      1,012,510
    1,000,000  Denver City & County CO Helen G. Bonfils Foundation Project Series B
               (Recreational Facilities Revenue)                                               5.13        12/01/2017      1,001,800
    1,000,000  Denver CO City & County Series A (Airport Revenue, AMBAC Insured)               6.00        11/15/2012      1,029,960
    1,250,000  Denver CO City & County Series A (Airport Revenue, XLCA Insured)                5.00        11/15/2022      1,241,075
    1,500,000  Denver CO Convention Center (Other Revenue, XLCA Insured)                       5.00        12/01/2030      1,359,165
    1,475,000  Douglas County CO Parker Hilltop Project (Housing Revenue, FHA Insured)         5.35        08/01/2018      1,484,514
    1,000,000  Douglas County CO School District #1 Douglas & Elbert Counties (Property
               Tax Revenue, FGIC Insured)                                                      5.75        12/15/2022      1,079,820
      400,000  Douglas County CO School District #1 Douglas & Elbert Counties Series B
               (Property Tax Revenue, State Aid Withholding) /\                                3.80        12/15/2014        313,712
    6,000,000  E-470 Public Highway Authority CO Capital Appreciation Series A (Other
               Revenue, MBIA Insured) /\                                                       6.08        09/01/2034      1,251,540
    2,500,000  E-470 Public Highway Authority CO Capital Appreciation Series B (Other
               Revenue, MBIA Insured) /\                                                       5.45        09/01/2020      1,299,450
      500,000  E-470 Public Highway Authority CO Series D1 (Toll Road Revenue,
               MBIA Insured)                                                                   5.50        09/01/2024        508,845
    2,500,000  El Paso County CO School District #11 Colorado Springs (Property Tax
               Revenue, State Aid Withholding)                                                 7.10        12/01/2017      3,066,325
    1,000,000  Fort Collins CO Series A (Lease Revenue, AMBAC Insured)                         5.38        06/01/2025      1,019,220
    1,200,000  Garfield County CO Building Corporation Prerefunded (Lease Revenue, AMBAC
               Insured) ss.                                                                    5.75        12/01/2019      1,269,180
    1,395,000  Garfield County CO School District RE002 (Property Tax Revenue, First
               Security Bank LOC)                                                              5.25        12/01/2021      1,462,155
    1,000,000  Glendale CO COP (Lease Revenue, XLCA Insured)                                   5.00        12/01/2025        991,920
    1,165,000  Green Valley CO Metropolitan District (Property Tax Revenue, AMBAC
               Insured)                                                                        5.75        12/01/2019      1,201,278
      525,000  Highlands Ranch Metropolitan District #2 CO Prerefunded (Property Tax
               Revenue, First Security Bank LOC) ss.                                           6.50        06/15/2011        576,245
      475,000  Highlands Ranch Metropolitan District #2 CO Unrefunded (Property Tax
               Revenue, First Security Bank LOC)                                               6.50        06/15/2011        519,536
      500,000  Inverness Water & Sanitation District CO Arapahoe & Douglas Counties
               Series A (Property Tax Revenue, Radian Insured)                                 4.60        12/01/2019        471,920
    2,000,000  Jefferson County CO School District #R001 (Property Tax Revenue, MBIA
               Insured)                                                                        6.50        12/15/2011      2,209,040
      500,000  La Junta CO Ark Valley Regional Medical Center Project (HCFR)                   6.00        04/01/2019        506,125

Portfolio of Investments--June 30, 2008        Wells Fargo Advantage Municipal
                                               Income Funds 51

COLORADO TAX-FREE FUND

  PRINCIPAL                          SECURITY NAME                                       INTEREST RATE  MATURITY DATE      VALUE
COLORADO (continued)
$   1,000,000  Lincoln Park CO Metropolitan District (Property Tax Revenue)                   5.25%       12/01/2017   $    988,990
    1,000,000  Mountain Village Metropolitan District CO San
               Miquel City Series B (Property Tax Revenue, XLCA Insured)                      4.75        12/01/2031        905,520
    1,250,000  North Range Metropolitan District #1 CO (Property Tax
               Revenue, ACA Insured)                                                          5.00        12/15/2024      1,066,675
      375,000  Park Meadows Business Improvement District (Sales Tax Revenue)                 5.00        12/01/2017        364,830
      360,000  Park Meadows Business Improvement District (Sales Tax Revenue)                 5.35        12/01/2031        331,171
    1,190,000  Pinery West Metropolitan District #2 Colorado
               (Property Tax Revenue, Radian Insured)                                         5.00        12/01/2027      1,126,276
      210,000  Pueblo CO Public Parking Lease Purchase & Sublease
               (Lease Revenue)                                                                6.90        07/01/2015        211,980
    1,000,000  Regional Transportation District Colorado (Transportation Revenue)             5.00        12/01/2022      1,018,010
    1,000,000  Sterling Hills West Metropolitan District CO
               (Property Tax Revenue, First Security Bank LOC)                                5.00        12/01/2031      1,016,490
      600,000  Summit County CO Keystone Resorts Management Project
               (Other Revenue)                                                                7.38        09/01/2010        648,258
    1,000,000  Superior Metropolitan District #1 Colorado Special Revenue
               (Water & Wastewater Authority Revenue, AMBAC Insured)                          5.00        12/01/2028        983,620
    1,730,000  University of Northern Colorado Auxiliary Facilities System
               (College & University Revenue, AMBAC Insured)                                  5.50        06/01/2019      1,799,321
    2,030,000  Vista Ridge Metropolitan District CO Series A (Property
               Tax Revenue, Radian Insured)                                                   5.00        12/01/2036      1,805,032

                                                                                                                         92,908,335
                                                                                                                       ------------

PUERTO RICO: 1.37%
    1,305,000  Puerto Rico Highway & Transportation Authority Series L
               (Toll Road Revenue, MBIA Insured)                                              5.25        07/01/2023      1,290,332
                                                                                                                       ------------

TOTAL MUNICIPAL BONDS & NOTES (COST $94,328,954)                                                                         94,198,667
                                                                                                                       ------------
      SHARES

SHORT-TERM INVESTMENTS: 0.87%
      819,484  Wells Fargo Advantage National Tax-Free Money
               Market Trust ~++                                                                                             819,484
                                                                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS (COST $819,484)                                                                                819,484
                                                                                                                       ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $95,148,438)*                                                              100.56%                               $ 95,018,151

Other Assets and Liabilities, Net                                                 (0.56)                                   (527,382)
                                                                                -------                                ------------
TOTAL NET ASSETS                                                                 100.00%                               $ 94,490,769
                                                                                -------                                ------------

----------
ss. These securities are subject to a demand feature which reduces the effective maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to ss. 4(2) of the Securities Act of 1933, as amended.

+/-      Variable rate investments.

(i)      Illiquid security.

(h) Security represents underlying bonds transferred to a separate securitization trust established in an inverse floater transaction in which the Portfolio acquired the residual interest certificates. This security serves as collateral for floating rate notes issued. See note 2.

/\       Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++ Short-term security of an affiliate of the Fund with a cost of $819,484.

* Cost for federal income tax purposes is $95,013,294 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                $  2,825,292
Gross unrealized depreciation                                  (2,820,435)
                                                             ------------
Net unrealized appreciation (depreciation)                   $      4,857

The accompanying notes are an integral part of these financial statements.

52 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008

MINNESOTA TAX-FREE FUND

    PRINCIPAL                           SECURITY NAME                                 INTEREST RATE   MATURITY DATE       VALUE
MUNICIPAL BONDS & NOTES: 97.07%

GUAM: 0.16%
      $   300,000      Guam Government Series A (Property Tax Revenue)                     5.25%        11/15/2037     $   265,851

MICHIGAN: 0.86%
        1,550,000      Flint MI International Academy (Educational Facilities
                       Revenue)                                                            5.50         10/01/2027       1,417,475

MINNESOTA: 93.27%
          200,000      Albert Lea MN St. Johns Lutheran Home Series A (HCFR)               4.70         11/01/2016         184,384
          200,000      Albert Lea MN St. Johns Lutheran Home Series A (HCFR)               4.75         11/01/2017         184,466
          200,000      Albert Lea MN St. Johns Lutheran Home Series A (HCFR)               4.80         11/01/2018         180,778
          200,000      Albert Lea MN St. Johns Lutheran Home Series A (HCFR)               4.85         11/01/2019         179,150
          250,000      Anoka County MN Capital Import Series A (Property Tax
                       Revenue)                                                            5.00         02/01/2018         268,848
          500,000      Anoka County MN Capital Import Series A (Property Tax
                       Revenue)                                                            5.00         02/01/2024         520,855
        2,845,000      Anoka-Hennepin MN Independent School District #11 Series A
                       (Property Tax Revenue, First Security Bank LOC)                     5.00         02/01/2018       2,918,373
          635,000      Austin MN Housing & RDA Courtyard Residence Project Series A
                       (Housing Revenue)                                                   7.15         01/01/2020         648,811
        1,500,000      Austin MN Housing & RDA Courtyard Residence Project Series A
                       (Housing Revenue)                                                   7.25         01/01/2032       1,525,050
        1,350,000      Becker MN Northern States Power Series A (IDR)                      8.50         03/01/2019       1,580,054
        3,000,000      Bloomington MN Independent School District #271 Series B
                       (Property Tax Revenue, School District Credit Program Insured)      5.00         02/01/2016       3,102,390
          785,000      Brooklyn Park EDFA MN Series A (Economic Development Revenue)       4.50         02/01/2009         791,209
          185,000      Buffalo MN Housing & RDA Public Facility Buffalo Wild Marsh
                       Golf Course (Lease Revenue)                                         4.38         05/01/2024         170,916
          945,000      Chaska MN Series A Prerefunded (Electric Revenue) ss.               5.63         10/01/2014       1,000,292
          995,000      Chaska MN Series A Prerefunded (Electric Revenue) ss.               5.70         10/01/2015       1,054,839
        1,115,000      City of Minneapolis MN Series 2A (Other Revenue)                    5.00         06/01/2028       1,023,949
          515,000      Cuyuna Range Hospital District MN (Hospital Revenue)                4.50         06/01/2011         508,202
          470,000      Cuyuna Range Hospital District MN (Hospital Revenue)                4.75         06/01/2013         460,802
          949,124      Dakota County MN Community Development Agency (SFMR, GNMA
                       Insured)                                                            5.30         12/01/2039         915,288
          290,000      Duluth MN Housing & RDA Benedictine Health Center Project
                       (HCFR)                                                              5.50         11/01/2017         281,132
          385,000      Duluth MN Housing & RDA Benedictine Health Center Project
                       (HCFR)                                                              5.70         11/01/2022         363,991
          750,000      Duluth MN Housing & RDA Benedictine Health Center Project
                       (HCFR)                                                              5.88         11/01/2033         694,958
          155,000      East Grand Forks M N Prerefunded (Electric Revenue) ss.             5.90         02/01/2015         161,995
          255,000      East Grand Forks M N Prerefunded (Electric Revenue) ss.             6.00         02/01/2018         266,901
          300,000      East Grand Forks M N Prerefunded (Electric Revenue) ss.             6.10         02/01/2021         314,463
        1,000,000      Elk River MN Independent School District #728 Series A
                       (Property Tax Revenue, MBIA Insured)                                5.00         02/01/2018       1,046,990
          800,000      Falcon Heights MN Series A (Lease Revenue)                          6.00         11/01/2027         738,888
          580,000      Fergus Falls MN Housing & RDA Lake Region Healthcare (HCFR)         5.10         09/01/2014         595,277
          605,000      Fergus Falls MN Housing & RDA Lake Region Healthcare (HCFR)         5.20         09/01/2015         619,417
          560,000      Fergus Falls MN Housing & RDA Lake Region Healthcare (HCFR)         5.30         09/01/2016         571,782
        1,250,000      Fridley MN Banfill Crossing Homes Project Prerefunded
                       (Housing Revenue) ss.                                               6.75         09/01/2034       1,328,150
          700,000      Glencoe MN Glencoe Regional Health Services Project
                       Prerefunded (Lease Revenue) ss.                                     7.20         04/01/2016         775,201
          600,000      Glencoe MN Glencoe Regional Health Services Project
                       Prerefunded (Lease Revenue) ss.                                     7.40         04/01/2021         667,482
          585,000      Glencoe MN Glencoe Regional Health Services Project
                       Prerefunded (Lease Revenue) ss.                                     7.50         04/01/2031         652,316
        2,430,000      Hennepin County Mn Second Lien Ballpark Project Series B
                       (Sales Tax Revenue)                                                 5.00         12/15/2024       2,530,310
        1,075,000      Hibbing MN Duluth Clinic Limited Prerefunded (HCFR, First
                       Security Bank LOC) ss.                                              5.50         11/01/2013       1,180,253
        2,785,000      Itasca County MN Independent School District #318 (Property
                       Tax Revenue, First Security Bank LOC)                               5.00         02/01/2017       2,895,592
          160,000      Lakeville MN (Other Revenue)                                        5.00         02/01/2013         161,427
          180,000      Lakeville MN (Other Revenue)                                        5.00         02/01/2016         178,983
          800,000      Meeker County MN Memorial Hospital Project (Hospital Revenue)       5.63         11/01/2022         772,472
        1,000,000      Minneapolis & St. Paul MN Housing & RDA Allina Health System
                       Series B1 (Other Revenue, MBIA Insured) +/-ss.                      9.00         11/15/2034       1,000,000
          500,000      Minneapolis & St. Paul MN Housing & RDA Health Partners
                       Obligation Group Project (HCFR)                                     5.25         12/01/2016         503,725


Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal
                                          Income Funds 53

MINNESOTA TAX-FREE FUND

    PRINCIPAL                             SECURITY NAME                               INTEREST RATE   MATURITY DATE       VALUE
MINNESOTA (continued)
      $   500,000      Minneapolis & St. Paul MN Housing & RDA Health Partners
                       Obligation Group
                       Project (HCFR)                                                      5.63%        12/01/2022     $   503,335
          600,000      Minneapolis & St. Paul MN Housing & RDA Health Partners
                       Obligation Group Project (HCFR)                                     5.88         12/01/2029         601,314
          320,000      Minneapolis & St. Paul MN Metropolitan Airports Commission
                       Series A (Airport Revenue, MBIA Insured)                            5.25         01/01/2017         330,342
        2,000,000      Minneapolis & St. Paul MN Metropolitan Airports Commission
                       Series B (Airport Revenue, AMBAC Insured)                           5.00         01/01/2020       1,938,760
        2,000,000      Minneapolis & St. Paul MN Metropolitan Airports Commission
                       Series C (Airport Revenue, FGIC Insured)                            5.00         01/01/2022       1,953,960
        1,000,000      Minneapolis & St. Paul MN Metropolitan Airports Commission
                       Sub Series B (Airport Revenue, FGIC Insured)                        5.00         01/01/2018       1,002,750
        1,000,000      Minneapolis & St. Paul MN Metropolitan Airports Commission
                       Sub Series D (Airport Revenue, FGIC Insured)                        5.75         01/01/2012       1,022,630
        4,660,000      Minneapolis & St. Paul MN Metropolitan Airports Commission
                       Subseries C Prerefunded (Airport Revenue, FGIC
                       Insured) ss.                                                        5.25         01/01/2021       4,919,049
        1,000,000      Minneapolis MN Allina Health Systems Series A (HCFR) ss.            6.00         11/15/2023       1,101,190
        1,000,000      Minneapolis MN Health Care System Fairview Health Services
                       Series B (HCFR, AMBAC Insured) +/-ss.                               9.00         11/15/2029       1,000,000
          530,000      Minneapolis MN Limited Tax Supported Common Board Series 1A
                       (Other Revenue)                                                     4.75         12/01/2015         536,726
          555,000      Minneapolis MN Limited Tax Supported Common Board Series 1A
                       (Other Revenue)                                                     4.80         12/01/2016         560,223
          500,000      Minneapolis MN St. Anthony Falls Project (Tax Incremental
                       Revenue)                                                            5.65         02/01/2027         458,125
            5,000      Minneapolis MN St. Mary's Hospital & Rehabilitation                10.00         06/01/2013           5,919
        2,000,000      Minneapolis St. Paul Housing Finance Board MN
                       Mortgage-Backed City Living A2 (Housing Revenue, GNMA)              5.52         03/01/2041       1,938,660
        1,000,000      Minneapolis St. Paul Metropolitan Airports Commission
                       Series A (Airport Revenue, AMBAC Insured)                           5.00         01/01/2018       1,038,580
        2,600,000      Minnesota Agricultural & Economic Board Series E
                       (Economic Development Revenue, Assured Guaranty)                    5.00         02/15/2037       2,599,844
        1,210,000      Minnesota Agricultural & Economic Development Board
                       Evangelical Lutheran Project (HCFR)                                 6.00         02/01/2022       1,256,125
        2,025,000      Minnesota Agricultural & Economic Development Board Health
                       Care System Series A (HCFR)                                         5.88         11/15/2010       2,138,805
        1,935,000      Minnesota Agricultural & Economic Development Board Health
                       Care System Series A Prerefunded (Economic Development
                       Revenue) ss.                                                        6.38         11/15/2022       2,110,214
        1,095,000      Minnesota Agricultural & Economic Development Board Health
                       Care System Unrefunded Series A (Economic Development
                       Revenue, MBIA Insured)                                              5.50         11/15/2017       1,119,243
        1,005,000      Minnesota Housing Finance Agency Series B (Housing Revenue,
                       MBIA Insured)                                                       4.75         07/01/2025       1,008,578
        1,000,000      Minnesota Iron Range Resource & Rehabilitation Giants Ridge
                       Recreation Area (Recreational Facilities Revenue)                   7.25         11/01/2016       1,050,210
        1,000,000      Minnesota State HFA Series B (Hospital Revenue, GO of Agency)       4.75         07/01/2026         926,840
          635,000      Minnesota State Higher Education Facilities Authority State
                       Benedict College Series V (College and University Revenue)          5.00         03/01/2018        657,111
        3,000,000      Minnesota State Housing Finance Agency Residential Housing
                       Finance Series Q (Housing Revenue, GO of Agency)                    5.25         07/01/2033       2,875,170
        1,100,000      Minnesota State Municipal Power Agency (Electric Revenue)           5.00         10/01/2037       1,073,490
          725,000      Minnesota State Series A (Housing Revenue, MBIA Insured)            5.35         07/01/2017         742,813
          745,000      Minnesota State Series D2 (Housing Revenue, AMBAC Insured)          5.80         07/01/2021         761,830
            5,000      Minnesota State Series E (Housing Revenue, GO of Agency)            5.90         07/01/2025           5,118
          895,000      Minnesota State St. Marys University Series 5E (College &
                       University Revenue)                                                 6.75         03/01/2019         916,247
          505,000      Monticello MN Big Lake Community Hospital District Series A
                       (HCFR)                                                              5.20         12/01/2009         505,646
          725,000      Monticello MN Big Lake Community Hospital District Series A
                       (HCFR)                                                              5.40         12/01/2011         727,675
          500,000      Monticello MN Big Lake Community Hospital District Series A
                       (Housing Revenue)                                                   5.30         12/01/2010         501,480
          840,000      Moorhead MN (Housing Revenue, FHA Insured)                          7.10         08/01/2011         900,035
        2,040,000      Mounds View MN Independent School District #621 Series A
                       (Property Tax Revenue, School District Credit Program
                       Insured)                                                            5.38         02/01/2019       2,154,730


54  Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--
                                                    June 30, 2008

MINNESOTA TAX-FREE FUND

    PRINCIPAL                            SECURITY NAME                                INTEREST RATE   MATURITY DATE       VALUE
MINNESOTA (continued)
     $    560,000      Mountain Iron MN Housing & RDA Northeast Services Coop
                       Project Series A (Lease Revenue)                                    6.25%        10/01/2019     $   561,938
        2,000,000      Northern MN Municipal Power Agency (Electric Revenue, First
                       Security Bank LOC)                                                  5.40         01/01/2015       2,067,580
        1,500,000      Northern MN Municipal Power Agency Series A (Electric
                       Revenue, Guarantee Agreement)                                       5.00         01/01/2021       1,546,935
          360,000      Osseo MN Economic Development Authority Series B (Lease
                       Revenue)                                                            5.90         02/01/2018         368,593
          455,000      Osseo MN Economic Development Authority Series B (Lease
                       Revenue)                                                            6.00         02/01/2022         464,842
          500,000      Pine City MN Lease Revenue Series A (Lease Revenue)                 6.00         05/01/2026         466,290
          500,000      Pine City MN Lease Revenue Series A (Lease Revenue)                 6.25         05/01/2035         448,735
        1,475,000      Pine County MN Housing & RDA Public Project Revenue (Lease
                       Revenue)                                                            5.00         02/01/2028       1,462,212
        1,890,000      Ramsey MN Capital Improvement Plan Series A (Property Tax
                       Revenue)                                                            5.00         02/01/2017       1,971,497
          300,000      Robbinsdale MN Economic Development Authority Housing
                       Project Series A Prerefunded (Housing Revenue) ss.                  6.63         01/01/2019         316,182
        2,805,000      Robbinsdale MN Independent School District #281 (Property
                       Tax Revenue, First Security Bank LOC)                               5.00         02/01/2019       2,884,522
        1,195,000      Robbinsdale MN Independent School District #281 (Property
                       Tax Revenue, School District Credit Program Insured)                5.60         02/01/2018       1,218,804
        2,900,000      Robbinsdale MN Independent School District #281 (Property
                       Tax Revenue, School District Credit Program Insured)                5.63         02/01/2020       2,958,203
        2,000,000      Rochester MN Mayo Foundation Mayo Medical Center Series I
                       (HCFR)                                                              5.90         11/15/2010       2,121,660
        2,000,000      Rosemount MN Independent School District #196 Series A
                       (Property Tax Revenue, School District Credit Program
                       Insured) /\                                                         2.33         04/01/2009       1,965,420
        2,000,000      Rosemount MN Independent School District #196 Series A
                       (Property Tax Revenue, School District Credit Program
                       Insured) /\                                                         3.37         04/01/2011       1,824,220
          950,000      Shakopee MN St. Francis Regional Medical Center (HCFR)              5.25         09/01/2034         881,211
          710,000      South St. Paul MN Housing & RDA Airport Project (Lease
                       Revenue, Assured Guaranty)                                          4.70         09/01/2019         683,482
          500,000      South St. Paul MN Housing & RDA Airport Project (Lease
                       Revenue, Assured Guaranty)                                          5.13         09/01/2029         487,665
        5,000,000      Southern MN Municipal Power Agency Series A (Electric
                       Revenue, MBIA Insured) /\                                           4.71         01/01/2020       2,927,850
        1,500,000      St Paul MN Housing & RDA Community Peace Academy Project
                       Series A (Lease Revenue)                                            5.00         12/01/2036       1,238,385
        1,335,000      St. Cloud MN St. Cloud Hospital Obligation Group Series A
                       (HCFR, First Security Bank LOC)                                     5.75         05/01/2010       1,402,498
        1,750,000      St. Cloud MN St. Cloud Hospital Obligation Group Series A
                       (HCFR, First Security Bank LOC)                                     5.38         05/01/2011       1,831,533
        4,875,000      St. Cloud MN St. Cloud Hospital Obligation Group Series A
                       (HCFR, First Security Bank LOC)                                     5.75         05/01/2026       5,060,835
        2,025,000      St. Louis Park MN Independent School District #283 (Property
                       Tax Revenue, School District Credit Program Insured)                5.45         02/01/2013       2,063,597
        1,050,000      St. Michael MN Independent School District #885 (Property
                       Tax Revenue, First Security Bank LOC)                               5.00         02/01/2018       1,104,642
        2,000,000      St. Michael MN Independent School District #885 (Property
                       Tax Revenue, First Security Bank LOC)                               5.00         02/01/2019       2,104,080
        2,000,000      St. Paul MN Housing & RDA (Housing Revenue)                         5.00         10/01/2024       2,011,620
        2,000,000      St. Paul MN Housing & RDA Community of Peace Academy Project
                       A Prerefunded (Tax Revenue) ss.                                     7.88         12/01/2030       2,262,300
          225,000      St. Paul MN Housing & RDA Gillette Childrens Specialty
                       (Housing Revenue)                                                   5.00         02/01/2012         223,751
          200,000      St. Paul MN Housing & RDA Gillette Childrens Specialty
                       (Housing Revenue)                                                   5.00         02/01/2013         198,056
          225,000      St. Paul MN Housing & RDA Gillette Childrens Specialty
                       (Housing Revenue)                                                   5.00         02/01/2014         221,657
          200,000      St. Paul MN Housing & RDA Gillette Childrens Specialty
                       (Housing Revenue)                                                   5.00         02/01/2015         194,850
          360,000      St. Paul MN Housing & RDA Marian Center Project A (Housing
                       Revenue)                                                            5.05         11/01/2017         342,137
          485,000      St. Paul MN Housing & RDA Marian Center Project A (Housing
                       Revenue)                                                            5.20         11/01/2022         432,717
        1,700,000      St. Paul MN Housing & RDA Regions Hospital Project (HCFR)           5.25         05/15/2018       1,683,136
        3,000,000      St. Paul MN Housing & RDA Regions Hospital Project (HCFR)           5.30         05/15/2028       2,847,900
          650,000      St. Paul MN Housing & RDA Series A (Lease Revenue)                  5.75         09/01/2026         590,668
        2,500,000      St. Paul MN Housing & RDA St. Paul Academy & Summit School
                       Project Prerefunded (Private School Revenue) ss.                    5.50         10/01/2024       2,599,400
           95,000      Steele County MN Elderly Housing Project Prerefunded (HCFR)         6.63         06/01/2020         101,165
           10,000      Steele County MN Elderly Housing Project Unrefunded (HCFR)          6.63         06/01/2020          10,332
        1,000,000      Todd Morrison Cass & Wadena Counties MN United Hospital
                       District Health Care Facility Lakewood (Property
                       Tax Revenue)                                                        5.13         12/01/2024         970,260

Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal Income
                                          Funds 55

MINNESOTA TAX-FREE FUND

    PRINCIPAL                           SECURITY NAME                                 INTEREST RATE   MATURITY DATE       VALUE
MINNESOTA (continued)
       $1,000,000      University of Minnesota Series
                       A (College & University Revenue, GO of University)                  5.75%        07/01/2011    $  1,077,510
        2,795,000      University of Minnesota Series A
                       (College & University Revenue, GO of University)                    5.75         07/01/2017       3,193,539
        7,310,000      University of Minnesota Series A (College
                       & University Revenue, GO of University)                             5.50         07/01/2021       8,143,998
        2,085,000      Virginia MN Housing & RDA Healthcare Facility
                       (Lease Revenue)                                                     5.25         10/01/2025       2,011,462
           25,000      Washington County MN Housing & RDA Briar
                       Pond Series A (Housing Revenue, GNMA Insured)                       5.55         08/20/2028          25,130
          280,000      Western MN Municipal Power Agency
                       (Electric Plant Revenue, MBIA Insured)                              9.75         01/01/2016         378,367
        2,420,000      Western MN Municipal Power Agency Series
                       A (Electric Revenue)                                                6.38         01/01/2016       2,674,342
          135,000      Winona MN Winona Health Obligated Group (HCFA)                      4.25         07/01/2008         135,003
          200,000      Winona MN Winona Health Obligated Group (HCFA)                      4.35         07/01/2009         201,680
          330,000      Winona MN Winona Health Obligated Group (HCFA)                      4.40         07/01/2010         333,656
                                                                                                                       153,761,175
                                                                                                                      ------------
PUERTO RICO: 1.49%
        1,000,000      Commonwealth of Puerto Rico Series A
                       (Property Tax Revenue)                                              5.00         07/01/2018         984,170
           25,000      Puerto Rico Electric Power Authority
                       Series II Prerefunded ss.                                           5.25         07/01/2022          27,053
        1,400,000      Puerto Rico Public Buildings Authority
                       Government Facilities Series M2 (Lease Revenue)                     5.75         07/01/2034       1,441,608
                                                                                                                         2,452,831
                                                                                                                      ------------

VIRGIN ISLANDS: 0.46%
          750,000      Virgin Islands PFA Senior Lien Notes Series A                       5.00         10/01/2014         759,585
                                                                                                                      ------------

Wisconsin: 0.83%
        1,390,000      Badger WI Tobacco Asset Securitization
                       Corporation Asset-Backed (Other Revenue)                            6.13         06/01/2027       1,368,365
                                                                                                                      ------------

TOTAL MUNICIPAL BONDS & NOTES (COST $ 156,438,330)                                                                     160,025,282
                                                                                                                      ------------


     SHARES
SHORT-TERM INVESTMENTS: 1.39%
        2,288,024      Wells Fargo Advantage Minnesota Tax-Free
                       Money Market Trust ~++                                                                            2,288,024
                                                                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS (COST $ 2,288,024)                                                                          2,288,024
                                                                                                                      ------------


TOTAL INVESTMENTS IN SECURITIES
(COST $158,726,354)*                                                          98.46%                                 $ 162,313,306

Other Assets and Liabilities, Net                                              1.54                                      2,531,352
                                                                             ------                                  -------------
TOTAL NET ASSETS                                                             100.00%                                 $ 164,844,658
                                                                             ------                                  -------------

-------------
+/-      Variable rate investments.

/\       Zero coupon bond. Interest rate presented is yield to maturity.

ss. These securities are subject to a demand feature which reduces the effective maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++ Short-term security of an affiliate of the Fund with a cost of $2,288,024.

* Cost for federal income tax purposes is $158,949,711 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation           $  5,508,323
Gross unrealized depreciation             (2,144,728)
                                        ------------
Net unrealized appreciation
(depreciation)                          $  3,363,595

The accompanying notes are an integral part of these financial statements.

56  Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--
                                                   June 30, 2008

NATIONAL LIMITED-TERM TAX-FREE FUND

    PRINCIPAL                                   SECURITY NAME                         INTEREST RATE   MATURITY DATE      VALUE

MUNICIPAL BONDS & NOTES: 97.69%

ALABAMA: 2.10%

    $     500,000      Jefferson County AL Series B8 (Sewer Revenue, First
                       Security Bank LOC)                                                  5.25%        02/01/2016     $   499,975
        1,000,000      Mobile AL Industrial Development Board Alabama Power
                       Company Barry Series A (Power Revenue) +/-ss.                       4.75         06/01/2034       1,010,460
          380,000      University of Alabama Series A (Other Revenue) %%                   5.00         09/01/2013         389,356
                                                                                                                         1,899,791
                                                                                                                       -----------

ALASKA: 1.26%
          380,000      Alaska Energy Authority (Electric Revenue, First Security
                       Bank LOC)                                                           7.00         07/01/2009         388,470
          716,000      Northern Tobacco Securitization Corporation AK Tobacco
                       Settlement Revenue Asset-Backed Prerefunded
                       (Excise Tax Revenue) ss.                                            6.20         06/01/2022         752,043
                                                                                                                         1,140,513
                                                                                                                       -----------

ARIZONA: 3.60%
        1,275,000      Arizona Health Facilities Authority Phoenix Children's
                       Hospital Series B (Hospital Revenue) +/-ss.                         2.40         02/01/2042       1,195,313
          750,000      Gilbert AZ Water Reserve Municipal Property Corporation Sub
                       Lien (Water Revenue)                                                4.75         10/01/2032         719,648
          690,000      Quail Creek Community Facilities Distribution AZ (Other
                       Revenue)                                                            4.85         07/15/2012         678,670
          675,000      Verrado AZ Community Facilities District #1 (Other Revenue)         4.85         07/15/2014         661,298
                                                                                                                         3,254,929
                                                                                                                       -----------


ARKANSAS: 1.04%
          540,000      Arkansas State Development Financial Authority Public
                       Health Laboratory (HCFR, AMBAC Insured)                             3.90         12/01/2024         539,768
          400,000      Fayetteville AR (Sales Tax Revenue, First Security Bank LOC)        4.13         11/01/2026         403,272
                                                                                                                           943,040
                                                                                                                       -----------


CALIFORNIA: 7.10%
          435,000      California Statewide CDA International School Peninsula
                       Project (GO - States, Territories)                                  4.60         11/01/2013         423,538
          500,000      Foothill CA Eastern Transportation Corridor Agency (Toll
                       Road Revenue)                                                       5.25         07/15/2010         491,165
        3,390,000      Golden State Tobacco Securitization Corporation CA Series
                       2003 A1 Prerefunded (Excise Tax Revenue)                            6.25         06/01/2033       3,664,048
          500,000      Monrovia CA Redevelopment Agency Century Redevelopment
                       Project Area #1 (Tax Incremental Revenue)                           4.40         06/01/2012         497,425
        1,000,000      Northern CA Gas Authority #1 (Utilities Revenue) +/-ss.             3.80         07/01/2019         840,000
          500,000      Richmond CA Joint Powers Financing Authority +/-ss.                 4.13         08/01/2037         500,000
                                                                                                                         6,416,176
                                                                                                                       -----------

COLORADO: 3.87%
          500,000      Colorado E-470 Public Highway Authority Series B2 (Other
                       Revenue, MBIA Insured) +/-ss.                                       5.00         09/01/2039         507,570
           70,000      Colorado Health Facilities Evangelical Unrefunded (HFFA)            6.25         12/01/2010          73,235
          280,000      Colorado Health Facilities Health Evangelical
                       Prerefunded(HFFA) ss.                                               6.25         12/01/2010         293,930
          215,000      Colorado Hospital Steamboat Springs Health Prerefunded
                       (HCFR) ss.                                                          5.30         09/15/2009         217,980
          530,000      Denver City & County CO (Housing Revenue)                           7.00         08/01/2010         560,740
          720,000      Eagle County CO Airport Terminal Project Series A (Airport
                       Revenue)                                                            5.00         05/01/2011         702,058
        1,115,000      Meridian Metropolitan District CO Series A (Property Tax
                       Revenue, Radian Insured)                                            5.38         12/01/2013       1,145,807
                                                                                                                         3,501,320
                                                                                                                       -----------

CONNECTICUT: 0.83%
          750,000      Connecticut State HEFA Hospital For Special Care Series D
                       (Educational Facilities
                       Revenue, Radian Insured) +/-ss.                                     4.15         07/01/2037         750,000
                                                                                                                       -----------

Portfolio of Investments--June 30, 2008         Wells Fargo Advantage Municipal
                                                Income Funds 57


NATIONAL LIMITED-TERM TAX-FREE FUND

 PRINCIPAL                        SECURITY NAME                       INTEREST RATE   MATURITY DATE         VALUE
FLORIDA: 9.07%
$    400,000   Ave Maria Stewardship Community Development
               District FL (Other Revenue)                                 4.80%         11/01/2012      $    366,836
     630,000   Boynton Beach FL (Water Revenue, FGIC Insured)              5.00          11/01/2012           647,483
      80,000   Bradford County FL Sante Fe Healthcare Facilities
               Project (HCFR)                                              6.00          11/15/2009            82,423
     500,000   Broward County FL Health Facilities Authority
               Catholic Health Services (HCFR,
               SunTrust Bank LOC)                                          5.50          08/15/2014           518,700
   1,000,000   Capital Trust Agency FL Seminole Tribe Convention
               Series A Prerefunded (Other
               Revenue LOC) ss.                                            8.95          10/01/2033         1,216,140
     710,000   Charlotte County FL IDA Bond Anticipation Notes
               (Other Revenue)                                             5.75          10/01/2008           707,203
   1,000,000   Citizens Property Insurance Corporation FL High
               Risk Account Series A (Other
               Revenue, MBIA Insured)                                      5.00          03/01/2012         1,031,240
     120,000   Hillsborough County FL (Sewer Revenue)                      6.20          12/01/2008           121,862
   1,000,000   Palm Beach County FL School Board Series B (Lease
               Revenue, FGIC Insured) +/-ss.                               5.00          08/01/2025         1,020,430
   1,000,000   South Broward Hospital District FL Series A
               (Hospital Revenue, MBIA Insured)                            5.00          05/01/2011         1,040,940
   1,450,000   Volusia County FL IDA (HCFR LOC,
               ACA Insured) +/-ss.(m)                                      7.35          12/01/2028         1,450,000

                                                                                                            8,203,257
                                                                                                         ------------

ILLINOIS: 7.02%
   1,050,000   Aurora IL (Tax Allocation Revenue)                          5.00          12/30/2010         1,029,998
     200,000   Chicago IL Charter School Project (Educational
               Facilities Revenue)                                         4.50          12/01/2012           196,460
   1,200,000   Chicago IL Series A (Property Tax Revenue, MBIA
               Insured)                                                    5.38          01/01/2013         1,263,348
     360,000   Illinois Chicago Charter School Project
               (Educational Facilities Revenue)                            5.00          12/01/2014           356,483
   1,000,000   Illinois Development Finance Authority (Other
               Revenue) +/- ss.                                            3.75          02/01/2033           975,710
     540,000   Illinois Lutheran General Health Systems Series A
               (HCFR, First Security Bank LOC)                             6.13          04/01/2012           573,707
     500,000   Illinois Methodist Medical Center (HFFA Revenue,
               MBIA Insured)                                               5.50          11/15/2010           509,905
   1,385,000   North Chicago IL (Property Tax Revenue, FGIC
               Insured)                                                    5.75          01/01/2010         1,436,010

                                                                                                            6,341,621
                                                                                                         ------------

IOWA: 3.53%
   2,000,000   Tobacco Settlement Authority IA Tobacco Settlement
               Revenue Asset-Backed Series B
               (Excise Tax Revenue LOC)                                    5.50          06/01/2011         2,126,620
   1,000,000   Tobacco Settlement Authority IA Tobacco Settlement
               Revenue Asset-Backed Series B
               Prerefunded (Excise Tax Revenue LOC)ss.                     5.30          06/01/2025         1,061,210

                                                                                                            3,187,830
                                                                                                         ------------

KANSAS: 2.13%
   1,000,000   Burlington KS Kansas City Power & Light Series A
               (Other Revenue, XLCA Insured) +/-ss.                        5.25          12/01/2023         1,008,910
     100,000   Olathe KS Special Obligation West Village Center
               Project (Tax Incremental Revenue)                           5.00          03/01/2012           100,093
     100,000   Olathe KS Special Obligation West Village Center
               Project (Tax Incremental Revenue)                           5.00          09/01/2012           100,105
     750,000   Wyandotte County KS United Government Referendum
               Sales Tax Second Lien Area B
               (Sales Tax Revenue)                                         5.00          12/01/2020           712,005

                                                                                                            1,921,113
                                                                                                         ------------

KENTUCKY: 0.54%
     475,000   Kenton County KY Airport Board Series A (Airport
               Revenue, MBIA Insured)                                      5.63          03/01/2014           486,196

LOUISIANA: 1.36%
     160,000   Louisiana PFA Revenue Archdiocese of New Orleans
               Project (HCFR, CIFG Insured)                                5.00          07/01/2010           164,136
     100,000   Louisiana PFA Revenue Archdiocese of New Orleans            5.00          07/01/2012           103,068
               Project (HCFR, CIFG Insured)
     910,000   Port New Orleans LA Board Commerce Special Project
               CG Railway Incorporated
               (Other Revenue, MBIA Insured)                               5.25          08/15/2013           958,121

                                                                                                            1,225,325
                                                                                                         ------------

58  Wells Fargo Advantage Municipal Income Funds     Portfolio of Investments--
                                                     June 30, 2008


NATIONAL LIMITED-TERM TAX-FREE FUND

 PRINCIPAL                        SECURITY NAME                       INTEREST RATE   MATURITY DATE      VALUE
MARYLAND: 1.58%
$    400,000   Maryland Community Development Administration
               Residential Series H (Housing Revenue)                       4.55%        09/01/2012   $    402,944
   1,000,000   Montgomery County MD Housing Opportunities
               Aston Woods Apartment Project
               Series A Puttable (MFHR, FNMA Insured)ss.                    4.90         05/15/2031      1,021,130

                                                                                                         1,424,074
                                                                                                      ------------

MASSACHUSETTS: 0.49%
     430,000   Massachusetts Development Finance Agency
               Devens Electric Systems (Electric Revenue)                   5.13         12/01/2011        440,139
                                                                                                      ------------

MICHIGAN: 3.74%
     500,000   Detroit MI Capital Improvement Limited Tax
               Series A-1 (Other Revenue)                                   5.00         04/01/2013        502,900
   1,000,000   Flint MI International Academy (Educational
               Facilities Revenue)                                          5.00         10/01/2017        953,570
     600,000   Michigan State Building Authority Facilities
               Program Series 1 (Lease Revenue)                             5.13         10/15/2015        613,056
     300,000   Michigan State Hospital Finance Authority
               Charity Obligation Group Series A
               Prerefunded (Hospital Revenue) ss.                           5.13         11/01/2029        308,655
     500,000   Michigan State Housing Development
               Authorities Limited Obligation Benton Harbor
               Project (MFHR, Fifth Third Bank LOC) +/- ss.                 4.35         06/01/2041        500,030
     500,000   Michigan State Housing Development Authority
               Greenwood Villa Project (Housing
               Revenue, First Security Bank LOC)                            4.75         09/15/2017        504,625

                                                                                                         3,382,836
                                                                                                      ------------

MINNESOTA: 2.55%
     290,000   Marshall MN Medical Center Avera Marshall
               Regional Medical Center Project (HCFR)                       4.50         11/01/2011        293,477
     690,000   Minneapolis & St. Paul MN Metropolitan
               Airports Commission Sub Series D (Airport
               Revenue, FGIC Insured)                                       5.75         01/01/2012        705,615
     635,000   Western MN Municipal Power Agency Series A
               (Electric Revenue)                                           6.38         01/01/2016        701,739
     600,000   Western MN Municipal Power Agency Series A
               (Power Revenue, AMBAC Insured)                               5.40         01/01/2009        600,678

                                                                                                         2,301,509
                                                                                                      ------------
MISSISSIPPI: 1.14%
   1,000,000   Mississippi Hospital Equipment & Facilities
               Authority Mississippi Baptist Health System
               Incorporated Series A (Hospital Revenue)                     5.00         08/15/2012      1,033,790
                                                                                                      ------------

MISSOURI: 1.40%
  1,250,000    Chesterfield Valley Transportation
               Development District MO (Sales Tax Revenue,
               CIFG Insured)                                                4.00         04/15/2026      1,263,525
                                                                                                      ------------

MONTANA: 0.99%
     135,000   Flathead MT Municipal Airport Authority
               Montana Glacier Park International Airport
               Series A (Airport Revenue)                                   5.00         06/01/2011        136,026
     310,000   Flathead MT Municipal Airport Authority
               Montana Glacier Park International Airport
               Series A (Airport Revenue)                                   5.00         06/01/2012        310,642
     150,000   Flathead MT Municipal Airport Authority
               Montana Glacier Park International Airport
               Series B (Airport Revenue)                                   5.00         06/01/2012        149,678
     305,000   Montana State Board Housing Series A2 (SFMR)                 4.20         12/01/2013        301,267

                                                                                                           897,613
                                                                                                      ------------

NEBRASKA: 0.55%
     500,000   Central Plains Energy Project No 1 Series A
               (Other Revenue)                                              5.00         12/01/2012        497,185
                                                                                                      ------------

NEVADA: 0.57%
     500,000   Reno NV Washoe Medical Center Series A
               (Hospital Revenue, AMBAC Insured)                            5.25         06/01/2013        513,635
                                                                                                      ------------

Portfolio of Investments--June 30, 2008              Wells Fargo Advantage
                                                     Municipal Income Funds 59

NATIONAL LIMITED-TERM TAX-FREE FUND

 PRINCIPAL                        SECURITY NAME                       INTEREST RATE   MATURITY DATE      VALUE
NEW JERSEY: 6.30%

$    500,000   City of Bayonne NJ (Property Tax Revenue)                    5.00%        10/24/2008   $    503,335
     250,000   New Jersey Economic Development Authority (Excise
               Tax Revenue)                                                 5.63         06/15/2019        247,878
     995,000   New Jersey State Higher Education Assistance
               Authority Series A (Other Revenue,
               AMBAC Insured)                                               5.20         06/01/2013        996,731
     165,000   New Jersey State Highway Authority Garden State
               Parkway General (Toll Road Revenue)                          6.20         01/01/2010        171,168
   3,550,000   Tobacco Settlement Financing Corporation NJ
               (Excise Tax Revenue)                                         5.75         06/01/2032      3,775,638

                                                                                                         5,694,750
                                                                                                      ------------

NEW MEXICO: 1.49%
   1,375,000   New Mexico Mortgage Finance Authority (Housing
               Revenue, GNMA Insured)                                       4.20         07/01/2028      1,345,616
                                                                                                      ------------
NEW YORK: 0.96%
     360,000   New York City NY IDAG Civic Facilities Vaughn
               College Aeronautics Series A (College &
               University Revenue)                                          5.00         12/01/2016        341,240
     520,000   Niagara NY Frontier Transit Authority Buffalo
               Niagara International Airport Series A
               (Airport Revenue, MBIA Insured)                              5.75         04/01/2011        530,868

                                                                                                           872,108
                                                                                                      ------------

NORTH CAROLINA: 1.44%
   1,250,000   Pitt County NC Memorial Hospital (Hospital
               Revenue)                                                     5.38         12/01/2010      1,299,725
                                                                                                      ------------

NORTH DAKOTA: 1.13%
   1,000,000   City of Fargo ND Meritcare Obligated Group Series
               A (Nursing Home Revenue, MBIA Insured)                       5.50         06/01/2011      1,020,980
                                                                                                      ------------

OHIO: 1.11%
   1,000,000   American Municipal Power Ohio Incorporated
               Prepayment Series A (Electric Revenue)                       5.00         02/01/2010      1,006,280
                                                                                                      ------------

OKLAHOMA: 0.82%
     687,204   Comanche County OK Independent School District #4
               Geronimo (Educational Facilities Revenue)                    6.25         08/15/2014        745,472
                                                                                                      ------------

OREGON: 0.66%
     190,000   Grants Pass OR Urban Renewal Agency Parkway
               Redevelopment Area (Tax
               Incremental Revenue)                                         5.00         08/01/2008        190,342
     415,000   Western Generation Agency Oregon Wauna
               Cogeneration Project Series B
               (Electric Revenue)                                           5.00         01/01/2012        405,380

                                                                                                           595,722
                                                                                                      ------------

OTHER: 0.57%
     500,000   Charter Mac Equity Issuer Trust ++                           7.10         06/30/2009        516,305
                                                                                                      ------------

PENNSYLVANIA: 2.06%
     200,000   Allegheny County PA Airport Authority Pittsburgh
               International Airport (Airport
               Revenue, FGIC Insured)                                       6.00         01/01/2013        203,382
     750,000   Cumberland County PA Municipal Authority
               Presbyterian Homes Project Series B
               (HCFR, Radian Insured) +/-ss.                                4.25         12/01/2026        753,510
     400,000   Delaware County PA Resource Recovery Facility
               Series A (IDR)                                               6.10         07/01/2013        401,248
     500,000   Pennsylvania Housing Finance Agency Series L
               (MFHR, GO of Authority)                                      4.20         07/01/2009        500,595

                                                                                                         1,858,735
                                                                                                      ------------

PUERTO RICO: 3.77%
     350,000   Children's Trust Fund Puerto Rico Tobacco
               Settlement Asset-Backed Prerefunded ss.                      5.75         07/01/2010        364,140
     750,000   Puerto Rico Electric Power Authority Series UU
               (Other Revenue, First Security Bank LOC) +/-ss.              3.69         07/01/2029        637,500
   1,280,000   Puerto Rico Highway & Transportation Authority
               (Fuel Sales Tax Revenue, MBIA Insured)                       5.50         07/01/2013      1,349,478
   1,020,000   Puerto Rico Highway & Transportation Authority
               Series CC (Toll Road Revenue)                                5.00         07/01/2012      1,056,241

                                                                                                         3,407,359
                                                                                                      ------------

 60  Wells Fargo Advantage Municipal Income Funds    Portfolio of Investments--
                                                     June 30, 2008



NATIONAL LIMITED-TERM TAX-FREE FUND

 PRINCIPAL                        SECURITY NAME                       INTEREST RATE   MATURITY DATE      VALUE
RHODE ISLAND: 0.80%
$    350,000   Woonsocket RI Housing Authority Capital
               Funds Housing (Housing Revenue)                              4.50%        09/01/2008   $    351,502
     365,000   Woonsocket RI Housing Authority Capital
               Funds Housing (Housing Revenue)                              4.50         09/01/2009        374,362

                                                                                                           725,864
                                                                                                      ------------

SOUTH CAROLINA: 2.43%
     600,000   Connector 2000 Association Incorporated
               Capital Appreciation Series B /\                             8.72         01/01/2028        113,556
   1,000,000   South Carolina Jobs Economic Development
               Authority Palmetto Health
               (Hospital Revenue) +/-ss.                                    2.30         08/01/2039        962,500
   1,000,000   South Carolina Jobs Economic Development
               Authority Palmetto Health Alliance
               Series A Prerefunded (Nursing Home Revenue) ss.              7.13         12/15/2015      1,116,540

                                                                                                         2,192,596
                                                                                                      ------------

SOUTH DAKOTA: 1.23%
     330,000   Heartland SD Consumers Power District
               (Electric Revenue, First Security Bank LOC)                  6.00         01/01/2009        335,386
     830,000   Lower Brule Sioux Tribe SD Series B (Other
               Revenue)                                                     5.15         05/01/2014        776,407

                                                                                                         1,111,793
                                                                                                      ------------

TENNESSEE: 0.22%
     200,000   Metropolitan Nashville Airport Authority
               Improvement Series C (Airport Revenue,
               FGIC Insured)                                                5.38         07/01/2013        201,942
                                                                                                      ------------

TEXAS: 5.14%
   1,000,000   Arlington TX Special Obligation Dallas
               Cowboys Series A                                             5.00         08/15/2034      1,025,560
      80,000   Denison TX Housing Authority Manning Park
               Plaza (Housing Revenue, HUD Insured)                         5.00         10/01/2009         80,094
     180,000   Duncanville TX Hospital Authority Methodist
               Hospitals Dallas Project (Hospital
               Revenue, GO of Hospital)                                     9.00         01/01/2010        191,599
   1,000,000   Harris County TX Health Facilities
               Development Corporation Texas Medical Center
               Project Series A (Hospital Revenue, First
               Security Bank LOC)                                           5.20         05/15/2020      1,023,610
     995,000   Houston TX Housing Finance Corporation
               Series A (SFMR, GNMA Insured) +/-ss.                         6.75         06/01/2033      1,019,945
     750,000   North Texas Tollway Authority First Tier
               Series E2 (Toll Road Revenue) +/-ss.                         5.25         01/01/2038        763,425
     100,000   Sam Rayburn TX Municipal Power Agency
               (Electric Revenue, MBIA Insured)                             6.00         09/01/2010        105,091
     435,000   State of Texas Affordable Housing
               Corporation (State Agency Housing Revenue,
               GNMA Insured)                                                5.50         09/01/2038        436,779

                                                                                                         4,646,103
                                                                                                      ------------

UTAH: 0.15%
     140,000   Utah Housing Corporation Series D Class 1
               (SFMR)                                                       2.95         07/01/2033        139,289
                                                                                                      ------------

VIRGINIA: 1.05%
     395,000   Virginia College Building Authority
               Educational Facilities (College & University
               Revenue)                                                     4.50         06/01/2012        399,799
     535,000   Virginia College Building Authority Regent
               University Project (College & University
               Revenue)                                                     5.00         06/01/2014        551,548

                                                                                                           951,347
                                                                                                      ------------

WASHINGTON: 5.74%
     950,000   Port Anacortes WA Series A (Airport Revenue)                 5.13         09/01/2009        960,545
     500,000   Port Kalama WA Series B (Airport Revenue)                    5.25         12/01/2015        516,405
     260,000   Port Moses Lake WA Series A (Property Tax
               Revenue, XLCA Insured)                                       4.25         12/01/2011        262,938
     200,000   Port Moses Lake WA Series A (Property Tax
               Revenue, XLCA Insured)                                       4.25         12/01/2012        201,172
     185,000   Port Moses Lake WA Series A (Property Tax
               Revenue, XLCA Insured)                                       4.25         12/01/2013        185,191
     395,000   Quinault WA Indian Nation Refunded Quinault
               Beach Series A (Other Revenue,
               ACA Insured)                                                 5.80         12/01/2015        373,792
   1,685,000   Tobacco Settlement Authority WA Tobacco
               Settlement Revenue Asset-Backed                              6.50         06/01/2026      1,703,906
     205,000   Washington State Public Power Supply System
               Nuclear Project #1 Series B
               (Electric Revenue)                                           7.25         07/01/2009        210,123
     735,000   Washington State Series A & AT6 (Tax Revenue)                6.25         02/01/2011        774,109

                                                                                                         5,188,181
                                                                                                      ------------

Portfolio of Investments--June 30, 2008              Wells Fargo Advantage
                                                     Municipal Income Funds 61


NATIONAL LIMITED-TERM TAX-FREE FUND

   SHARES                         SECURITY NAME                                                           VALUE
------------   ---------------------------------------                                                ------------
WEST VIRGINIA: 1.91%
$    630,000   Berkeley County WV Public Sewer
               (Sewer Revenue)                                              4.50%        10/01/2013   $    621,564
     545,000   Berkeley County WV Public Sewer
               (Sewer Revenue)                                              4.55         10/01/2014        535,948
     200,000   Kanawha County WV (Housing Revenue,
               FGIC Insured)                                                7.38         09/01/2011        225,286
     330,000   West Virginia Water Development
               Authority Sewer Systems Loan Program
               (Sewer Revenue)                                              7.10         11/01/2009        342,520

                                                                                                         1,725,318
                                                                                                      ------------

WISCONSIN: 2.25%
   2,065,000   Badger WI Tobacco Asset Securitization
               Corporation Asset-Backed (Other Revenue)                     6.13         06/01/2027      2,032,862
                                                                                                      ------------

TOTAL MUNICIPAL BONDS & NOTES (COST $89,125,096)                                                        88,303,764
                                                                                                      ------------

  SHARES

SHORT-TERM INVESTMENTS: 0.86%

MUTUAL FUNDS: 0.86%
     777,760   Wells Fargo Advantage National Tax-Free
               Money Market Trust ~++                                                                      777,760
                                                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS (COST $777,760)                                                               777,760
                                                                                                      ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $89,902,856)*                                           98.55%                                  $ 89,081,524
Other Assets and Liabilities, Net                              1.45                                      1,312,122
                                                             ------                                   ------------
TOTAL NET ASSETS                                             100.00%                                  $ 90,393,646
                                                             ------                                   ------------

----------------
+/-      Variable rate investments.

ss. These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end. that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to ss. 4(2) of the Securities Act of 1933, as amended.

/\       Zero coupon bond. Interest rate presented is yield to maturity.

%%       Securities issued on a when-issued (TBA) basis. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $777,760.

* Cost for federal income tax purposes is $89,931,113 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $     367,966
Gross unrealized depreciation                   (1,217,555)
                                             -------------
Net unrealized appreciation (depreciation)   $    (849,589)

The accompanying notes are an integral part of these financial statements.

62 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--
                                                  June 30, 2008


NATIONAL TAX-FREE FUND

  PRINCIPAL                          SECURITY NAME                          INTEREST RATE   MATURITY DATE      VALUE
MUNICIPAL BONDS & NOTES:100.05%

ALABAMA: 2.40%
$   800,000   Alabama Drinking Water Finance Revolving Federal Loan
              Series A (Water Revenue, AMBAC Insured)                           4.85%        08/15/2022     $   800,432
    850,000   Birmingham AL Series A (Water Revenue)                            5.00         01/01/2018         865,011
  2,860,000   Jefferson County AL Series B8 (Water & Sewer Revenue, First
              Security Bank LOC)                                                5.25         02/01/2014       2,859,857
    800,000   University of Alabama at Birmingham Series A (Hospital
              Revenue) %%                                                       5.75         09/01/2022         828,592
    800,000   University of Alabama at Birmingham Series A (Hospital
              Revenue) %%                                                       5.25         09/01/2025         782,240

                                                                                                              6,136,132
                                                                                                            -----------
ARIZONA: 3.10%
    675,000   Arizona HFA Mortgage-Backed Securities Program Series B
              (Housing Revenue, FHLMC)                                          5.15         12/01/2035         662,148
  1,000,000   Estrella AZ Mountain Ranch Community Facilities District
              Series B (Property Tax Revenue)                                   6.20         07/15/2032         933,420
    548,000   Mohave County AZ IDA Mohave Prison LLC Project Series C
              (IDR) /\                                                          6.18         04/01/2015         363,264
    548,000   Mohave County AZ IDA Mohave Prison LLC Project Series C
              (IDR) /\                                                          6.18         05/01/2015         361,422
    548,000   Mohave County AZ IDA Mohave Prison LLC Project Series C
              (IDR) /\                                                          6.18         06/01/2015         359,592
    215,000   Navajo County AZ Municipal Property Corporation (Lease
              Revenue, ACA Insured)                                             5.63         07/01/2010         219,068
  1,248,185   Phoenix AZ & Pima County AZ IDA Series 2007-1 (SFHR, GNMA
              Insured)                                                          5.25         08/01/2038       1,224,120
     35,000   Phoenix AZ IDA Statewide Series C (Housing Revenue, GNMA
              Insured)                                                          5.30         04/01/2020          35,438
    400,000   Pima County AZ IDA Acclaim Charter School Project
              (Educational Facilities Revenue)                                  5.60         12/01/2016         384,620
    810,000   Pima County AZ IDA Global Water Resources LLC Project
              (Water & Sewer Revenue)                                           5.75         12/01/2032         663,479
    225,000   Pima County AZ IDA Global Water Resources LLC Project
              (Water & Sewer Revenue)                                           6.55         12/01/2037         203,123
    165,000   Pinal County AZ Electric District #4 (Electric Revenue)           6.00         12/01/2023         168,840
    245,000   Pinal County AZ Electric District #4 (Electric Revenue)           6.00         12/01/2028         246,495
  1,000,000   Surprise AZ Municipal Property Corporation (Water &
              Wastewater Authority Revenue)                                     4.70         04/01/2022         921,080
    725,000   Surprise AZ Municipal Property Corporation (Water &
              Wastewater Authority Revenue)                                     4.90         04/01/2032         641,538
    500,000   Tucson AZ Series 1994C (Fuel Sales Tax Revenue, FGIC
              Insured)                                                          7.00         07/01/2012         556,345

                                                                                                              7,943,992
                                                                                                            -----------

CALIFORNIA: 12.49%
  2,500,000   Access to Loans for Learning Student Loan Corporation
              Student Loan Program Series D2 (College & University Revenue,
              Guaranteed Student Loans)                                         7.85         07/01/2025       2,553,050
    350,000   California Infrastructure & Economic Development Bank
              Capital Appreciation
              Series A (Other Revenue, ACA Insured) /\                          5.04         12/01/2022          34,797
    125,000   Dinuba CA Financing Authority (Sewer Revenue)                     5.38         09/01/2038         110,529
  3,175,000   Fillmore CA PFA Fillmore Water Recycling Financing (Other
              Revenue, CIFG Insured)                                            5.25         05/01/2030       3,070,638
    500,000   Foothill CA Eastern Transportation Corridor Agency (Toll
              Road Revenue)                                                     5.25         07/15/2010         491,165
    280,000   Hesperia USD CA Capital Improvement Project (Lease Revenue,
              AMBAC Insured)                                                    5.00         02/01/2031         270,791
  2,000,000   Inland CA Empire Tobacco Securitization Authority Series C2
              (Other Revenue) /\                                                7.95         06/01/2047          96,220
    620,000   Lompoc CA Unified School District Capital Appreciation
              (Property Tax Revenue, Assured Guaranty) /\                       5.04         08/01/2021         323,225
  6,900,000   Metropolitan Water District of Southern CA Waterworks
              Series A6 (Water Revenue) +/-++                                   9.25         08/10/2018       8,584,014
  1,000,000   Northern CA Gas Authority #1 (Other Revenue) +/-ss.               2.41         07/01/2017         850,000
  3,200,000   Northern CA Gas Authority #1 (Utilities Revenue) +/-ss.           3.80         07/01/2019       2,688,000
    570,000   Pico Rivera CA Water Authority Series A (Water Revenue)           5.75         12/01/2012         591,540
  1,025,000   Poway CA USD Public Financing Authority Tranche Series B
              (Lease Revenue, First
              Security Bank LOC) /\ss.                                          4.40         12/01/2042         775,095
  1,360,000   Rancho Cucamonga CA Redevelopment Agency (Housing Revenue,
              MBIA Insured)                                                     5.00         09/01/2034       1,323,715
    530,000   Roseville CA Finance Authority Series A (Special Tax
              Revenue, AMBAC Insured)                                           5.00         09/01/2019         529,830
  3,150,000   San Bernardino County CA Financing Authority Housing
              Facilities Project (Other Revenue, MBIA Insured)                  5.50         06/01/2037       3,305,453
    165,000   San Francisco CA Airport Improvement United Airlines
              Incorporated Project (Airport Revenue)                            8.00         07/01/2013         184,206
    600,000   Santa Rosa CA Rancheria Tachi Yokut Tribe Enterprise (Other
              Revenue)                                                          4.50         03/01/2011         597,432

Portfolio of Investments--June 30, 2008     Wells Fargo Advantage Municipal
                                            Income Funds 63


NATIONAL TAX-FREE FUND

 PRINCIPAL                          SECURITY NAME                           INTEREST RATE   MATURITY DATE      VALUE
CALIFORNIA (CONTINUED)
$ 4,975,000   Student Education Loan Marketing Corporation CA Series IV
              D1 (HEFAR,Guaranteed Student Loans)                               5.88%        01/01/2018     $ 4,856,695
    750,000   West Sacramento CA Financing Authority Series A (Tax
              Revenue, XLCA Insured)                                            5.00         09/01/2026         758,903

                                                                                                             31,995,298
                                                                                                            -----------

COLORADO: 3.65%
  1,550,000   Arkansas CO River Power Authority (Power Revenue)                 6.00         10/01/2040       1,519,078
    650,000   Colorado ECFA Charter School Banning Lewis (Other
              Revenue) ++                                                       6.13         12/15/2035         592,748
    500,000   Colorado ECFA Union Colony Charter School Project (ECFR)++        5.75         12/01/2037         419,775
     15,000   Colorado HFA Series A2 (Housing Revenue)                          7.15         11/01/2014          15,273
    775,000   Colorado HFA Series A2 (SFHR, MBIA Insured)                       6.50         08/01/2031         785,990
    315,000   Colorado HFA Series B2 (Housing Revenue)                          7.10         04/01/2017         326,113
  1,010,000   Colorado HFA Series B3 (Housing Revenue, First Security
              Bank LOC) +/-ss.                                                  6.70         08/01/2017       1,054,228
    500,000   Colorado HFA Series D2 (SFHR)                                     6.90         04/01/2029         521,345
    500,000   Denver City & County CO The Boston Lofts Project Series A
              (Housing Revenue,FHA Insured)                                     5.75         10/01/2027         500,785
  2,500,000   E-470 Public Highway Authority CO Series C2 (Other
              Revenue, MBIA Insured) +/-ss.                                     5.00         09/01/2039       2,515,650
    690,000   Eagle County CO Airport Terminal Corporate Project Series
              A (Airport Revenue)                                               5.15         05/01/2017         636,132
    420,000   Summit County CO Keystone Resorts Management Project
              (Other Revenue)                                                   7.38         09/01/2010         453,781

                                                                                                              9,340,898
                                                                                                            -----------

FLORIDA: 7.69%
  1,275,000   Ave Maria Stewardship Community Development District FL
              (Other Revenue)                                                   4.80         11/01/2012       1,169,290
  1,300,000   Charlotte County FL IDA Bond Anticipation Notes (Other
              Revenue)                                                          5.75         10/01/2008       1,294,878
  2,230,000   Clay County FL Housing Finance Authority Series A2
              (Housing Revenue, FNMA)                                           4.85         04/01/2028       2,172,622
  1,350,000   Connerton West Community Development District FL Series B
              (Other Revenue)                                                   5.13         05/01/2016       1,182,843
    490,000   Florida Housing Financing Corporation Homeowner Mortgage
              Series 4 (Housing Revenue, GNMA Insured)                          4.70         01/01/2015         486,212
    600,000   Fountainbleau Lakes FL Community Development District
              Series B (Special Tax Revenue)                                    6.00         05/01/2015         547,974
    800,000   Hillsborough County FL IDA (Electric Revenue)                     5.65         05/15/2018         792,312
  4,220,000   Hillsborough County FL IDA (Other Revenue, AMBAC
              Insured) +/-ss.                                                   5.00         12/01/2034       4,197,128
    460,000   Hillsborough County FL IDA Health Facilities University
              Community Hospital Series A
              (Healthcare Facilities Revenue)                                   5.63         08/15/2029         438,352
  2,240,000   Jacksonville FL HFA AMT Series A2 (Housing Revenue, GNMA)         5.00         04/01/2030       2,273,488
  1,000,000   Lee County FL Series A (Airport Revenue, First Security
              Bank LOC)                                                         6.00         10/01/2029       1,023,860
    600,000   Miami Dade County FL AMT Miami International Airport
              Series B (Airport Revenue, XLCA)                                  5.00         10/01/2012         601,092
  1,600,000   Palm Beach County FL Series A (Housing Revenue, GNMA
              Insured)                                                          4.85         04/01/2032       1,605,552
  1,950,000   Putnam County FL Development Authority Seminole Project
              Series A (Other Revenue,AMBAC Insured) +/-ss.                     5.35         03/15/2042       1,920,594

                                                                                                             19,706,197
                                                                                                            -----------

GEORGIA: 3.40%
  3,000,000   Atlanta GA AMT Series B (Airport Revenue, FGIC Insured)           6.00         01/01/2018       3,052,020
  4,000,000   Atlanta GA General Series A (Airport Revenue, FGIC
              Insured)                                                          5.50         01/01/2021       4,113,720
  1,000,000   Atlanta GA Series A Prerefunded (Airport Revenue, FGIC
              Insured) ss.                                                      5.75         01/01/2020       1,038,570
    500,000   Fulton County GA Concorde Place Apartments Project Series
              C Prerefunded (Housing Revenue) ss.                               6.90         07/01/2008         500,065

                                                                                                              8,704,375
                                                                                                            -----------

GUAM: 0.02%
     60,000   Guam Housing Corporation Guaranteed Mortgage-Backed
              Securities Series A (Housing Revenue, FHLMC Insured)              5.75         09/01/2031          61,390
                                                                                                            -----------

64 Wells Fargo Advantage Municipal Income Funds       Portfolio of Investments--
                                                      June 30, 2008


NATIONAL TAX-FREE FUND

 PRINCIPAL                           SECURITY NAME                          INTEREST RATE   MATURITY DATE      VALUE
HAWAII:0.03%
$    70,000   Hawaii State Housing Finance & Development Corporation
              Series A(Housing Revenue,FNMA Insured)                            5.75%        07/01/2030     $    71,504
                                                                                                            -----------

IDAHO: 0.17%
    150,000   Idaho Housing & Finance Association Series H2 (Housing
              Revenue, FHA Insured)                                             6.15         01/01/2028         153,779
    105,000   Idaho Housing Agency Series C2 (Housing Revenue)                  6.35         07/01/2015         105,069
    150,000   Idaho IHC Hospitals Incorporated (HCFR)                           6.65         02/15/2021         184,190

                                                                                                                443,038
                                                                                                            -----------
ILLINOIS:11.08%
    500,000   Chicago IL Bryne Mawr Belle Project (Housing Revenue,
              GNMA Insured)                                                     6.13         06/01/2039         515,945
  1,000,000   Eureka IL Eureka College Project Series 1998B (College &
              University Revenue, MBIA Insured)                                 7.00         01/01/2019       1,020,130
    500,000   Hampshire IL Special Service Area #18 Crown Development
              Project Tamms Farm Series A (Special Tax Revenue)                 6.00         03/01/2044         413,490
  2,280,000   Harvey IL Series A (Property Tax Revenue)                         5.50         12/01/2027       2,167,687
  1,610,000   Harvey IL Series A (Property Tax Revenue)                         5.63         12/01/2032       1,517,328
    202,577   Illinois Development Finance Authority Balance Community
              Rehabilitation Series A                                           7.88         07/01/2020         168,538
  1,000,000   Illinois Finance Authority Charter Schools Uno Charter
              Series C Prerefunded (Other Revenue, ACA Insured)ss.              5.38         09/01/2032         813,750
  1,090,000   Illinois Finance Authority Resurrection Health Care
              Series A (HCFR, First Security Bank LOC)                          5.00         05/15/2017       1,124,793
  1,250,000   Illinois Finance Authority Resurrection Health Care
              Series A (HCFR, First Security Bank LOC)                          5.00         05/15/2018       1,283,563
  1,550,000   Illinois Finance Authority Silver Cross Hospital &
              Medical (HCFR)                                                    5.50         08/15/2030       1,515,001
  1,315,000   Lake County IL Community High School District Number 117
              Capital Appreciation Series B (Property Tax Revenue,
              FGIC Insured) /\                                                  5.02         12/01/2016         866,585
    400,000   Markham IL Series B (Property Tax Revenue)                        4.75         02/01/2018         379,576
    545,000   Markham IL Series C (Property Tax Revenue)                        4.75         02/01/2017         522,699
    565,000   McCook IL (Property Tax Revenue)                                  5.20         12/01/2030         558,401
  1,000,000   McHenry County IL Community High School District #157
              (Property Tax Revenue, First Security Bank LOC)                   9.00         12/01/2017       1,334,890
  1,155,000   Peoria IL Metropolitan Airport Authority (Airport Revenue)        4.50         12/01/2020       1,135,654
  1,200,000   Peoria IL Metropolitan Airport Authority (Airport Revenue)        4.50         12/01/2021       1,165,800
  7,350,000   Regional Transportation Authority Series D (Sales Tax
              Revenue, FGIC Insured)                                            7.75         06/01/2019       9,217,635
    875,000   Rockford IL Faust Lamark Apartments Project Series A
               Housing & Urban Development (Housing Revenue, MBIA Insured)      6.75         01/01/2018         893,288
    410,000   Southwestern IL Development Finance Authority Local
              Government Program Collinsville Limited (Sales Tax Revenue)       5.00         03/01/2025         368,738
    600,000   Southwestern IL Development Finance Authority Local
              Government Program Collinsville Limited (Sales Tax Revenue)       5.35         03/01/2031         537,624
    605,000   Tazewell County IL School District #51 (Property Tax
              Revenue, FGIC Insured)                                            9.00         12/01/2023         873,705

                                                                                                             28,394,820
                                                                                                            -----------

INDIANA: 0.13%
    290,000   Indianapolis IN Local Public Improvement Series B (Other
              Revenue)                                                          6.00         01/10/2020         327,004
                                                                                                            -----------
IOWA: 1.27%
    300,000   Coralville IA COP Series D (Other Revenue)                        5.00         06/01/2014         306,927
    360,000   Coralville IA COP Series D (Other Revenue)                        5.25         06/01/2016         370,793
  2,905,000   Xenia IA Rural Water District (Water Revenue, CIFG
              Insured)                                                          5.00         12/01/2041       2,577,055

                                                                                                              3,254,775
                                                                                                            -----------

Portfolio of Investments--June 30, 2008     Wells Fargo Advantage Municipal
                                            Income Funds 65

NATIONAL TAX-FREE FUND

  PRINCIPAL                         SECURITY NAME                           INTEREST RATE   MATURITY DATE     VALUE
KANSAS: 2.03%
$   500,000   City of Olathe KS Special Obligation West Village Center
              Project (Tax Incremental Revenue)                                 5.50%        09/01/2026     $   458,040
  1,245,000   Sedgwick & Shawnee Counties KS Mortgage-Backed Securities
              Series A (SFHR, GNMA)                                             5.40         12/01/2037       1,204,674
    460,000   Sedgwick & Shawnee Counties KS Series A2 (Housing Revenue,
              GNMA Insured)                                                     6.70         06/01/2029         467,176
  1,360,000   Wyandotte County Kansas City KS United Government
              Transportation Development  Strict Legends Village
              West Project (Other Revenue)                                      4.88         10/01/2028       1,158,502
  2,000,000   Wyandotte County KS United Government Referendum Sales Tax
              Second Lien Area B (Sales Tax Revenue)                            5.00         12/01/2020       1,898,680

                                                                                                              5,187,072
                                                                                                            -----------

KENTUCKY: 0.99%
    500,000   Louisville & Jefferson County KY Metropolitan Government
              Bellarmine University Series A (College and
              University Revenue)%%                                             6.00         05/01/2038         489,090
  2,065,000   Louisville & Jefferson County KY Metropolitan Government
              Jewish Hospital State Mary's Healthcare (HCFR)%%                  6.13         02/01/2037       2,057,958

                                                                                                              2,547,048
                                                                                                            -----------

LOUISIANA:2.50%
    700,000   Louisiana PFA Black & Gold Facilities Project Series A
              (HEFAR, CIFG Insured)                                             5.00         07/01/2030         649,754
  3,000,000   Louisiana Public Facilities Authority Black & Gold
              Facilities Project Series A (College &
              University Revenue, CIFG Insured)                                 5.00         07/01/2032       2,709,060
    555,000   Louisiana State Citizens Property Insurance Corporation
              Series B (Other Revenue, AMBAC Insured)                           5.00         06/01/2015         566,328
  2,000,000   Louisiana State Citizens Property Insurance Corporation
              Series B (Other Revenue, AMBAC Insured)#                          5.00         06/01/2019       1,986,460
    500,000   New Orleans LA (Property Tax Revenue, FGIC Insured)               5.50         12/01/2021         490,315

                                                                                                              6,401,917
                                                                                                            -----------

MASSACHUSETTS:1.65%
  2,500,000   Massachusetts College Building Authority Series (College &
              University Revenue, Commonwealth of Massachusetts)                7.50         05/01/2014       2,918,175
    800,000   Massachusetts HEFA Boston Medical Center Project (HCFR)%%         5.25         07/01/2038         743,128
    325,000   Massachusetts State HEFA Caregroup Series B-2 (HCFR, MBIA
              Insured)                                                          5.38         02/01/2027         324,795
    150,000   Massachusetts State HEFA Caregroup Series B-2 (HCFR, MBIA
              Insured)                                                          5.38         02/01/2028         147,938
     90,000   Massachusetts Water Pollution Abatement MWRA Program
              Series A Prerefunded (Water Revenue) ss.                          6.00         08/01/2023          94,810

                                                                                                              4,228,846
                                                                                                            -----------

MICHIGAN: 3.93%
    560,000   Cesar Chavez Academy MI Incorporated Certificate
              Participation (Lease Revenue)                                     8.00         02/01/2033         598,170
  1,180,000   Crescent Academy MI COP (Other Revenue)(i)                        5.75         12/01/2036         884,788
  2,220,000   Detroit MI Capital Improvement Limited Tax Series A-1
              (Other Revenue)                                                   5.00         04/01/2015       2,212,297
  1,760,000   Flint MI International Academy (Educational Facilities
              Revenue)                                                          5.75         10/01/2037       1,602,902
    965,000   Michigan Public Educational Facilities Authority Limited
              Obligation Bradford (Educational Facilities Revenue)++            6.50         09/01/2037         881,885
  1,100,000   Michigan Strategic Fund Series A (Housing Revenue,
              Guarantee Agreement)                                              5.25         10/15/2021       1,157,277
    560,000   Star International Academy MI Full Term (Lease Revenue)           6.13         03/01/2037         501,564
  2,085,000   Wayland MI Union School District (Property Tax Revenue,
              FGIC Insured)                                                     8.00         05/01/2010       2,233,077

                                                                                                             10,071,960
                                                                                                            -----------

MINNESOTA:0.59%
    500,000   Austin MN Housing & RDA Courtyard Residence Project Series
              A (Housing Revenue)                                               7.25         01/01/2032         508,350
    960,000   St. Paul MN Housing & RDA Allina Health Systems Series A
              (HCFR, MBIA Insured)                                              5.00         11/15/2015       1,007,357

                                                                                                              1,515,707
                                                                                                            -----------

66 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--
                                                  June 30, 2008

NATIONAL TAX-FREE FUND

PRINCIPAL                              SECURITY NAME                               INTEREST RATE   MATURITY DATE     VALUE
MISSOURI: 2.74%
$   370,000   Cass County MO (Hospital Revenue)                                          5.00%      05/01/2014     $  369,419
    900,000   Cass County MO (Hospital Revenue)                                          5.50       05/01/2027        858,330
  1,000,000   Chesterfield Valley Transportation Development District MO (Sales
              Tax Revenue, CIFG Insured)                                                 4.00       04/15/2026      1,010,820
    300,000   Cottleville MO COP (Lease Revenue)                                         5.00       08/01/2020        288,765
    250,000   Cottleville MO COP (Lease Revenue)                                         5.10       08/01/2023        235,425
  1,800,000   Independence MO Thirty-Ninth Street Transportation District
              Improvement Development Road Improvement Project
              (Transportation Revenue)                                                   6.88       09/01/2032      1,800,000
    830,000   Missouri Housing Development Commission AMT Homeownership Loan
              Program Series B (Housing Revenue, GNMA)                                   6.05       03/01/2037        850,609
    500,000   Ozark MO COP Community Center Project (Lease Revenue)                      4.80       09/01/2023        481,190
  1,070,000   Saint Louis MO Lambert Saint Louis International Series B (Airport
              Revenue, FGIC Insured)                                                     6.00       07/01/2013      1,121,660

                                                                                                                    7,016,218
                                                                                                                   ----------

MONTANA: 0.13%
    325,000   Flathead MT Municipal Airport Authority Glacier Park International
              Airport A (Airport Revenue)                                                5.00       06/01/2013        324,425
                                                                                                                   ----------

NEVADA: 0.30%
    800,000   Reno-Sparks NV Indian Colony Governmental (Other Revenue, US Bank
              NA LOC)                                                                    5.13       06/01/2027        760,448
                                                                                                                   ----------

NEW JERSEY: 2.41%
  1,150,000   Higher Education Student Assistance Authority NJ Series A (HEFAR,
              MBIA Insured)                                                              6.10       06/01/2016      1,167,388
  3,150,000   New Jersey Economic Development Authority Cigarette Tax (Other
              Revenue)                                                                   5.63       06/15/2018      3,125,084
    880,000   New Jersey State Higher Education Assistance Authority Series A
              (College & University Revenue, AMBAC Insured)                              5.15       06/01/2012        893,429
    925,000   Tobacco Settlement Financing Corporation NJ (Excise Tax Revenue)           5.75       06/01/2032        983,793
                                                                                                                    6,169,694
                                                                                                                   ----------

NEW MEXICO: 0.54%
  1,400,000   New Mexico Mortgage Finance Authority SFMR Series A2 Class I
              (Housing Revenue, GNMA Insured)                                            4.40       01/01/2027      1,376,312
                                                                                                                   ----------

NEW YORK: 4.29%
    650,000   Erie County NY Development Agency Global Concepts Charter School
              Project (IDR)                                                              6.25       10/01/2037        594,828
  1,190,000   Genesee County NY IDA United Memorial Medical Center Project (HFFA
              Revenue)                                                                   4.75       12/01/2014      1,106,855
  2,095,000   New York State Dormitory Authority Manhattan College Series B
              (Hospital Revenue) +/-ss.                                                  2.90       05/01/2018      1,843,600
  1,315,000   Port Authority of New York & New Jersey Thirty-Seventh Series
              (Other Revenue, First Security Bank LOC)                                   5.50       07/15/2016      1,390,547
  1,125,000   Seneca Nation Indians NY Capital Improvements Authority Series A
              (Other Revenue) ++                                                         5.25       12/01/2016      1,082,014
  1,250,000   Tobacco Settlement Financing Authority Corporation Series B-1C
              (Other Revenue)                                                            5.50       06/01/2020      1,307,925
    800,000   Tobacco Settlement Financing Corporation NY Series A (Excise Tax
              Revenue)                                                                   5.50       06/01/2018        837,192
  2,700,000   Tobacco Settlement Financing Corporation NY Series B1C
              (Excise Tax Revenue)                                                       5.50       06/01/2019      2,837,295

                                                                                                                   11,000,256
                                                                                                                   ----------

NORTH DAKOTA: 0.42%
  1,000,000   North Dakota State HFA (Housing Revenue)                                   4.70       07/01/2031      1,003,670
     40,000   North Dakota State Home Mortgage Financing Program Series C
              (Housing Revenue)                                                          5.95       07/01/2017         40,982
     20,000   North Dakota State Home Mortgage Financing Program Series C
              (Housing Revenue)                                                          6.10       07/01/2028         20,520

                                                                                                                    1,065,172
                                                                                                                   ----------

OHIO: 2.43%
    300,000   Deerfield Township OH (Tax Allocation Revenue)                             5.00       12/01/2025        290,829
    250,000   Johnstown OH Mortgage (Sewer Revenue)                                      6.00       12/01/2017        251,493
    660,000   Lake County OH Lake Hospital System Series C (Other Revenue)               5.75       08/15/2038        632,656

Portfolio of Investments--June 30, 2008   Wells Fargo Advantage Municipal
                                          Income Funds 67

NATIONAL TAX-FREE FUND

  PRINCIPAL                            Security Name                               INTEREST RATE   MATURITY DATE     VALUE
OHIO (continued)
$ 2,125,000   Lorain County OH Catholic Healthcare Series A (Healthcare
              Facilities Revenue)                                                        5.75%      10/01/2018     $2,216,779
  1,800,000   Ohio Enterprise Bond Series 2A (Economic Development Revenue)              5.50       12/01/2019      1,711,998
  1,200,000   Toledo-Lucas County OH Port Authority Town Square at Levis Commons
              (Other Revenue)                                                            5.40       11/01/2036      1,122,468

                                                                                                                    6,226,223
                                                                                                                   ----------

OKLAHOMA: 1.22%
    500,000   Chickasaw Nation OK Health Systems (HCFR) ++                               6.00       12/01/2025        489,930
  1,500,000   Chickasaw Nation OK Health Systems (HCFR) ++                               6.25       12/01/2032      1,472,295
  1,079,891   Comanche County OK Independent School District #4 Geronimo
              (Educational Facilities Revenue)                                           6.25       08/15/2014      1,171,455

                                                                                                                    3,133,680
                                                                                                                   ----------

OREGON: 1.24%
    510,000   Jackson County OR Series B (Airport Revenue)                               5.13       12/01/2023        484,169
  1,370,000   Oregon State Health Housing ECFA Aspen Foundation II Series A
              (HCFR)                                                                     6.13       04/15/2029        894,966
    475,000   Oregon State Housing & Community Services Department Series M
              (Housing Revenue)                                                          6.20       07/01/2028        478,244
  1,325,000   Oregon State Housing & Community Services Department Series N
              (Housing Revenue)                                                          3.90       07/01/2029      1,324,099

                                                                                                                    3,181,478
                                                                                                                   ----------

PENNSYLVANIA: 1.78%
  1,835,000   Allegheny County PA Airport Authority Pittsburgh International
              Airport (Airport Revenue, FGIC Insured)                                    6.13       01/01/2016      1,858,066
    650,000   Harrisburg PA Harrisburg University of Science Series A (College &
              University Revenue)                                                        5.40       09/01/2016        642,356
  1,320,000   Pennsylvania State IDA Economic Development (Other Revenue)                5.50       07/01/2023      1,355,759
    750,000   Philadelphia PA First Philadelphia Charter Series A (Other Revenue)        5.85       08/15/2037        695,775

                                                                                                                    4,551,956
                                                                                                                   ----------

PUERTO RICO: 3.18%
    210,000   Children's Trust Tobacco Settlement Asset-Backed Prerefunded
              (Excise Tax Revenue)ss.                                                    5.75       07/01/2010        218,484
  1,500,000   Puerto Rico Commonwealth (Other Revenue, FGIC Insured)                     5.50       07/01/2012      1,536,180
      5,000   Puerto Rico Commonwealth Aqueduct & Sewer Authority (Sewer Revenue)       10.25       07/01/2009          5,207
  4,000,000   Puerto Rico Electric Power Authority Series NN (Electric Plant
              Revenue, MBIA Insured)                                                     5.25       07/01/2023      4,169,160
  2,000,000   Puerto Rico Electric Power Authority Series UU (Other Revenue,
              First Security Bank LOC) +/-ss.                                            2.33       07/01/2029      1,700,000
    500,000   Puerto Rico Public Finance Corporation Commonwealth Appropriation
              Series A (Other Revenue, AMBAC Insured)                                    5.13       06/01/2024        528,075

                                                                                                                    8,157,106
                                                                                                                   ----------

SOUTH CAROLINA: 4.46%
  7,800,000   Connector 2000 Association Incorporated SC Capital Appreciation
              Series B (Toll Road Revenue) /\                                            8.41       01/01/2034        954,252
  1,850,000   Connector 2000 Association Incorporated SC Capital Appreciation
              Series B (Toll Road Revenue) /\                                            8.21       01/01/2038        172,291
    700,000   Greenville County SC School District Installment Purchase Building
              Equity Sooner (Other Revenue)                                              5.50       12/01/2016        763,693
    705,000   Laurens County SC School District #055 (Lease Revenue)                     5.25       12/01/2030        656,665
    400,000   SCAGO Educational Facilities Corporation for School Project (Lease
              Revenue, Guarantee Agreement)                                              5.00       12/01/2015        418,052
  1,835,000   Three Rivers SC Solid Waste Authority Capital Appreciation
              Landfill Gas Project (Solid Waste Revenue) /\                              5.84       10/01/2030        509,708
  1,835,000   Three Rivers SC Solid Waste Authority Capital Appreciation
              Landfill Gas Project (Solid Waste Revenue) /\                              5.84       10/01/2031        481,210
  4,000,000   Tobacco Settlement Revenue Management Authority (Other Revenue)            5.00       06/01/2018      3,897,040
  3,395,000   Tobacco Settlement Revenue Management Authority SC Series B (Other
              Revenue)                                                                   6.00       05/15/2011      3,579,518

                                                                                                                   11,432,429
                                                                                                                   ----------

68 Wells Fargo Advantage Municipal Income Funds   Portfolio of Investments--June
                                                  30, 2008

NATIONAL TAX-FREE FUND

 PRINCIPAL                             SECURITY NAME                               INTEREST RATE   MATURITY DATE      VALUE
SOUTH DAKOTA: 1.78%
$ 1,440,000   Lower Brule Sioux Tribe SD Series B                                        5.60%      05/01/2020     $1,286,870
  1,445,000   South Dakota EDFA Spearfish Forest Series A (Other Revenue)                5.88       04/01/2028      1,434,842
    220,000   South Dakota Housing Development Authority Series B (Housing
              Revenue)                                                                   4.75       05/01/2025        221,401
  1,000,000   South Dakota State HEFA Avera Health Series B (Other Revenue)              5.50       07/01/2035        993,040
    660,000   South Dakota State HEFA Avera Health Series B (Other Revenue)              5.25       07/01/2038        628,452

                                                                                                                    4,564,605
                                                                                                                   ----------

TEXAS: 7.80%
  3,000,000   Arlington TX Special Obligation Dallas Cowboys Series A (Sales Tax
              Revenue, MBIA Insured)                                                     5.00       08/15/2034      3,076,680
  2,110,000   Bexar County TX Revenue Project (Other Revenue, MBIA Insured)              5.75       08/15/2022      2,208,432
     20,000   Galveston TX Property Finance Authority Series A (Housing Revenue)         8.50       09/01/2011         19,569
  1,400,000   Garza County TX Public Facilities Corporation (Lease Revenue)              5.50       10/01/2019      1,364,370
    825,000   Garza County TX Public Facility Corporation (Nursing Home Revenue)         5.50       10/01/2016        822,764
  1,550,000   Gateway Public Facility Corporation Stonegate Villas Apartments
              Project (State & Local Governments, FNMA) +/-ss.                           4.55       07/01/2034      1,565,004
    960,000   Harris County Health Facilities Development Corporation Teco
              Project (HCFR, Assured Guaranty)                                           5.00       11/15/2020        997,862
    500,000   Harris County TX Health Facilities Development Corporation
              Memorial Hospital Systems Project Series A (HCFR, MBIA Insured)            6.00       06/01/2013        530,190
    110,000   Longview TX Water & Sewer (Water & Sewer Revenue, MBIA Insured)            5.25       03/01/2022        113,612
  2,000,000   North TX Tollway Authority System First Tier Series E3 (Other
              Revenue) +/-ss.                                                            5.75       01/01/2038      2,091,620
    340,000   Parmer County Hospital District (HCFR)                                     5.50       02/15/2027        336,852
  2,350,000   Sabine River TX Authority Southwestern Electric Company (Electric
              Revenue, MBIA Insured)                                                     4.95       03/01/2018      2,309,839
    160,000   Texarkana TX Health Facilities Development Corporation Wadley
              Regional Medical Center Series B (HCFR, MBIA Insured)                      6.00       10/01/2017        179,054
  2,365,000   Texas Housing Authority Student Series B (College & University
              Revenue) /\/\                                                              6.75       01/01/2033        118,250
  1,500,000   Texas Municipal Gas Acquisition & Supply Corporation Series B
              (Utilities Revenue) +/-ss.                                                 2.41       12/15/2017      1,285,890
  1,250,000   Texas Municipal Gas Acquisition & Supply Corporation Series C
              (Utilities Revenue) +/-ss.                                                 3.34       12/15/2026        948,863
    435,000   Texas State PFA Charter School Finance Corporation Kipp
              Incorporated Education Series A (Private School Revenue,
              ACA Insured)                                                               4.65       02/15/2019        389,386
    520,000   Texas State PFA Charter School Finance Corporation Uplift
              Education Series A (Other Revenue)                                         5.75       12/01/2027        494,884
    330,000   Texas State PFA Charter School Finance Corporation Uplift
              Education Series A (Other Revenue)                                         5.88       12/01/2036        309,062
    925,000   Texas State PFA Cosmos Foundation Series A (Other Revenue)                 5.00       02/15/2018        826,791
                                                                                                                   19,988,974
                                                                                                                   ----------
UTAH: 1.41%
  2,500,000   Utah State Building Ownership Authority State Facilities Series B
              (Lease Revenue)                                                            5.25       05/15/2024      2,612,900
    250,000   Utah State Building Ownership Authority State Facilities Series C
              (Lease Revenue, First Security Bank LOC)                                   5.50       05/15/2019        274,731
    800,000   West Valley City UT Monticello Academy (Educational Facilities
              Revenue) ++                                                                6.38       06/01/2037        733,214
                                                                                                                    3,620,845
                                                                                                                    ---------
VIRGINIA: 0.09%
    250,000   White Oak Village VA Shops CDA (Special Tax Revenue)                       5.30       03/01/2017        238,120
                                                                                                                   ----------
WASHINGTON: 3.21%
  1,000,000   Port of Seattle Series B (Airport Revenue, AMBAC Insured)                  5.30       12/01/2016      1,005,000
    590,000   Tobacco Settlement Authority WA Tobacco Settlement Revenue
              Asset-Backed                                                               5.50       06/01/2012        600,984
  4,040,000   Tobacco Settlement Authority WA Tobacco Settlement Revenue
              Asset-Backed                                                               6.50       06/01/2026      4,085,327
  1,195,000   Washington State HCFR Series B (HCFR, MBIA Insured)                        5.00       02/15/2027      1,192,060

Portfolio of Investments--June 30, 2008      Wells Fargo Advantage Municipal
                                             Income Funds 69

NATIONAL TAX-FREE FUND

 PRINCIPAL                           SECURITY NAME                                      INTEREST RATE   MATURITY DATE      VALUE
WASHINGTON (continued)
$   660,000   Washington State Health Care Facilities Authority Multicare
              Health System Series B (HCFR, First Security Bank LOC)                          5.25%      08/15/2027     $    671,372
    660,000   Washington State Health Care Facilities Authority Multicare
              Health System Series B (HCFR, First Security Bank LOC)                          5.25       08/15/2028          669,280
                                                                                                                           8,224,023
                                                                                                                        ------------
WEST VIRGINIA: 0.34%
    500,000   Berkley County WV Public Sewer Berkley County Referendum (Sewer
               Revenue)                                                                       5.00       10/01/2022          467,040
    400,000   Ohio County WV Commission Sewage System Fort Henry Centre
              Financing District Series A (Tax Incremental Revenue)                           5.85       06/01/2034          393,686
                                                                                                                             860,726
                                                                                                                        ------------

WISCONSIN: 2.01%
  3,235,000   Badger WI Tobacco Asset Securitization Corporation Asset-Backed                 6.00        06/01/2017       3,238,170
  2,000,000   Wisconsin State HEFA Wheaton Franciscan Healthcare (HCFR)                       5.25        08/15/2018       1,907,680
                                                                                                                           5,145,850
                                                                                                                        ------------
WYOMING: 1.15%
  3,000,000   Evansville WY Polypipe Incorporated Project (IDR, JPMorgan Chase
               Bank LOC)                                                                      4.65       12/01/2016        2,944,590
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $261,740,665)
                                                                                                                         256,315,103
                                                                                                                        ------------

     SHARES
SHORT-TERM INVESTMENTS: 0.33%

MUTUAL FUNDS: 0.33%

    850,612   Wells Fargo Advantage National Tax-Free Money Market Trust ~++                                                850,612
                                                                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS (COST $850,612)                                                                                850,612
                                                                                                                      -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $262,591,277)*                                                                        100.38%                   $ 257,165,715

Other Assets and Liabilities, Net                                                            (0.38)                        (963,381)
                                                                                            ------                    -------------
TOTAL NET ASSETS                                                                            100.00%                   $ 256,202,334
                                                                                            ------                    -------------

%%      Securities issued on a when-issued (TBA) basis. (See Note 2)

/\      Zero coupon bond. Interest rate presented is yield to maturity.

+/-     Variable rate investments.

++ Securiries that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to ss. 4(2) of the Securities Act of 1933, as amended.

ss. These securities are subject to a demand feature which reduces the effective maturity.

(i)     Illiquid security.

/\/\ This security is currently in default with regards to scheduled interest and/or principal payments.

#       Security pledged as collateral for futures transactions. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++      Short-term security of an affiliate of the Fund with a cost of $850,612.

* Cost for federal income tax purposes is $262,530,199 and net unrealized appreciation (depreciation) consists of:


Gross unrealized appreciation              $    4,536,627
Gross unrealized depreciation                  (9,901,111)
                                           --------------
Net unrealized appreciation
  (depreciation)                           $   (5,364,484)


The accompanying notes are an integral part of these financial statements.

70 Wells Fargo Advantage Municipal Income Funds    Statements of Assets and
                                                   Liabilities--June 30, 2008


                                                                                        California
                                                                                        Limited-Term       California
                                                                                       Tax-Free Fund      Tax-Free Fund
                                                                                       -------------      -------------
ASSETS
   Investments
     In securities, at market value ................................................   $  80,981,472      $ 502,240,782
     Investments in affiliates .....................................................       5,111,517          2,524,565
                                                                                       -------------      -------------
   Total investments at market value (see cost below) ..............................      86,092,989        504,765,347
                                                                                       -------------      -------------
   Cash ............................................................................          50,000             50,000
   Receivable for Fund shares issued ...............................................       1,049,831            735,300
   Receivable for investments sold .................................................         235,115          4,633,425
   Receivables for dividends and interest ..........................................       1,067,962          6,131,227
                                                                                       -------------      -------------
Total assets .......................................................................      88,495,897        516,315,299
                                                                                       -------------      -------------

LIABILITIES
   Payable for floating rate notes issued (Note 2) .................................               0                  0
   Payable for daily variation margin on futures contracts .........................               0                625
   Payable for Fund shares redeemed ................................................         185,707            956,169
   Payable for investments purchased ...............................................       2,320,632          5,805,898
   Dividends payable ...............................................................         111,988            687,984
   Payable to investment advisor and affiliates (Note 3) ...........................          30,155            236,439
   Accrued expenses and other liabilities ..........................................          39,017            147,168
                                                                                       -------------      -------------
Total liabilities ..................................................................       2,687,499          7,834,283
                                                                                       -------------      -------------
TOTAL NET ASSETS ...................................................................   $  85,808,398      $ 508,481,016
                                                                                       -------------      -------------

NET ASSETS CONSIST OF
   Paid-in capital .................................................................   $  86,711,531      $ 504,715,361
   Undistributed net investment income (loss) ......................................         133,876             60,287
   Undistributed net realized gain (loss) on investments ...........................        (406,872)        (3,024,973)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and
     translation of assets and liabilities denominated in foreign currencies .......        (630,137)         6,895,485
   Net unrealized appreciation (depreciation) of futures ...........................               0           (165,144)
                                                                                       -------------      -------------
TOTAL NET ASSETS ...................................................................   $  85,808,398      $ 508,481,016
                                                                                       -------------      -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ............................................................   $  37,376,076        375,441,223
   Shares outstanding - Class A ....................................................       3,628,661         35,273,417
   Net asset value per share - Class A .............................................   $       10.30      $       10.64
   Maximum offering price per share - Class A ......................................   $       10.62 (2)  $       11.14 (3)
   Net assets - Class B ............................................................              NA      $  25,900,357
   Shares outstanding - Class B ....................................................              NA          2,385,131
   Net asset value and offering price per share - Class B ..........................              NA      $       10.86
   Net assets - Class C ............................................................   $   4,631,857      $  29,437,711
   Shares outstanding - Class C ....................................................         449,774          2,712,044
   Net asset value and offering price per share - Class C ..........................   $       10.30      $       10.85
   Net assets - Class Z ............................................................              NA                 NA
   Shares outstanding - Class Z ....................................................              NA                 NA
   Net asset value and offering price per share - Class Z ..........................              NA                 NA
   Net assets - Administrator Class ................................................   $  43,800,465      $  77,701,725
   Shares outstanding - Administrator Class ........................................       4,319,175          7,286,394
   Net asset value and offering price per share - Administrator Class ..............   $       10.14      $       10.66
                                                                                       -------------      -------------

Investments at cost ................................................................   $  86,723,126      $ 497,869,862
                                                                                       -------------      -------------

---------
(1)   Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities--June 30, 2008   Wells Fargo Advantage
                                                      Municipal Income Funds 71

                                        National
   Colorado          Minnesota         Limited-Term         National
Tax-Free Fund      Tax-Free Fund      Tax-Free Fund      Tax-Free Fund
-------------      -------------      -------------      -------------

$  94,198,667      $ 160,025,282      $  88,303,764      $ 256,315,103
      819,484          2,288,024            777,760            850,612
-------------      -------------      -------------      -------------
   95,018,151        162,313,306         89,081,524        257,165,715
-------------      -------------      -------------      -------------
       50,000             50,000             50,000             65,076
      170,287            288,031            905,355            369,684
            0             48,026                  0          3,902,442
      859,232          2,611,688          1,060,828          3,351,247
-------------      -------------      -------------      -------------
   96,097,670        165,311,051         91,097,707        264,854,164
-------------      -------------      -------------      -------------


    1,295,000                  0                  0                  0
            0                  0                  0              3,750
       39,185             18,768             30,857            514,920
            0                  0            388,440          7,310,320
      206,593            348,877            242,149            652,649
       33,648             51,501             15,437             92,065
       32,475             47,247             27,178             78,126
-------------      -------------      -------------      -------------
    1,606,901            466,393            704,061          8,651,830
-------------      -------------      -------------      -------------
$  94,490,769      $ 164,844,658      $  90,393,646      $ 256,202,334
-------------      -------------      -------------      -------------


$  94,330,407      $ 160,927,432      $  92,540,122      $ 261,630,009
      209,481            505,807            (34,995)           934,282
       81,168           (175,533)        (1,290,149)          (910,694)

     (130,287)         3,586,952           (821,332)        (5,425,562)
            0                  0                  0            (25,701)
-------------      -------------      -------------      -------------
$  94,490,769      $ 164,844,658      $  90,393,646      $ 256,202,334
-------------      -------------      -------------      -------------


$  46,173,905      $  43,616,949      $   4,144,440      $  87,490,623
    4,476,357          4,130,452            392,267          8,701,875
$       10.32      $       10.56      $       10.57      $       10.05
$       10.81 (3)  $       11.06 (3)  $       10.90 (2)  $       10.52 (3)
$   2,870,270      $   4,166,365      $     146,013      $   7,042,880
      277,837            394,559             13,834            700,289
$       10.33      $       10.56      $       10.55      $       10.06
$     401,061      $   2,103,286      $     839,179      $   6,938,099
       38,843            199,209             79,574            690,216
$       10.33      $       10.56      $       10.55      $       10.05
           NA      $   3,763,958                 NA                 NA
           NA            356,434                 NA                 NA
           NA      $       10.56                 NA                 NA
$  45,045,533      $ 111,194,100      $  85,264,014      $ 154,730,732
    4,366,379         10,532,579          8,073,303         15,387,750
$       10.32      $       10.56      $       10.56      $       10.06
-------------      -------------      -------------      -------------
$  95,148,438      $ 158,726,354      $  89,902,856      $ 262,591,277
-------------      -------------      -------------      -------------

72 Wells Fargo Advantage Municipal Income Funds   Statements of Operations--For
                                                  the Year Ended June 30, 2008

                                                                                     California
                                                                                    Limited-Term     California
                                                                                   Tax-Free Fund   Tax-Free Fund
                                                                                   -------------   -------------
INVESTMENT INCOME
   Dividends ...................................................................   $           0    $      9,446
   Interest ....................................................................       3,209,778      25,370,123
   Interest from affiliated securities .........................................          52,254         146,854
                                                                                   -------------   -------------
Total investment income ........................................................       3,262,032      25,526,423
                                                                                   -------------   -------------

EXPENSES
   Advisory fees ...............................................................         288,726       1,930,092
   Administration fees
     Fund Level ................................................................          36,506         243,860
     Class A ...................................................................         106,239         993,463
     Class B ...................................................................              NA          95,728
     Class C ...................................................................          12,858          79,042
     Class Z ...................................................................              NA              NA
     Administrator Class .......................................................          29,303          58,288
   Custody fees ................................................................          14,603          97,544
   Shareholder servicing fees (Note 3) .........................................         181,062       1,216,372
   Accounting fees .............................................................          23,845          42,945
   Distribution fees (Note 3)
     Class B ...................................................................              NA         262,068
     Class C ...................................................................          35,420         217,998
   Interest expenses and fees ..................................................               0               0
   Professional fees ...........................................................          25,152          30,767
   Registration fees ...........................................................           2,965          10,804
   Shareholder reports .........................................................           5,783          50,240
   Trustees' fees ..............................................................           8,646           8,646
   Other fees and expenses .....................................................           5,181          13,836
                                                                                   -------------   -------------
Total expenses .................................................................         776,289       5,351,693
                                                                                   -------------   -------------

LESS
   Waived fees and reimbursed expenses (Note 3) ................................        (193,410)     (1,114,803)
   Net expenses ................................................................         582,879       4,236,890
                                                                                   -------------   -------------
Net investment income (loss) ...................................................       2,679,153      21,289,533
                                                                                   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation .............         (66,888)     (2,499,477)
   Futures transactions ........................................................         (71,524)       (139,375)
   Options, swap agreements and short sale transactions ........................               0               0
                                                                                   -------------   -------------
Net realized gain and loss from investments ....................................        (138,412)     (2,638,852)
                                                                                   -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation .............        (417,411)    (12,723,218)
   Futures transactions ........................................................              38        (196,905)
                                                                                   -------------   -------------
Net change in unrealized appreciation (depreciation) of investments ............        (417,373)    (12,920,123)
                                                                                   -------------   -------------
Net realized and unrealized gain (loss) on investment ..........................        (555,785)    (15,558,975)
                                                                                   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $   2,123,368   $   5,730,558
                                                                                   =============   =============

The accompanying notes are an integral part of these financial statements.

Statements of Operations--For the Year   Wells Fargo Advantage Municipal
Ended June 30, 2008                      Income Funds 73



                                         National
   Colorado          Minnesota         Limited-Term         National
Tax-Free Fund      Tax-Free Fund      Tax-Free Fund      Tax-Free Fund
-------------      -------------      -------------      -------------

$           0      $           0      $           0      $           0
    4,694,324          8,159,862          3,958,135         13,438,686
       72,940             63,038             41,008            261,062
-------------      -------------      -------------      -------------
    4,767,264          8,222,900          3,999,143         13,699,748
-------------      -------------      -------------      -------------


      370,377            637,430            342,935          1,027,335

       46,766             80,497             43,311            129,707
      132,385            109,666              9,798            245,883
       12,856             14,284                518             28,904
          124              4,097              1,829             18,767
           NA             14,876                 NA                 NA
       40,214            110,147             82,161            151,641
       18,706             32,199             17,324             51,883
      232,455            402,144            215,548            648,075
       24,982             41,842             43,876             36,354

       35,084             39,151              1,418             78,957
          407             11,393              5,070             51,750
       47,612                  0                  0                  0
       26,266             30,959             26,235             31,552
        1,049             18,696             36,511             42,796
        8,603             15,537              7,078             28,156
        8,646              8,646              8,646              8,646
        4,896              6,758              5,214              9,720
-------------      -------------      -------------      -------------
    1,011,428          1,578,322            847,472          2,590,126
-------------      -------------      -------------      -------------


     (233,848)          (438,393)          (311,602)          (632,734)
      777,580          1,139,929            535,870          1,957,392
-------------      -------------      -------------      -------------
    3,989,684          7,082,971          3,463,273         11,742,356
-------------      -------------      -------------      -------------



      (31,080)           (44,691)            25,345          2,022,675
       98,236            415,650            163,057            930,192
            0            124,152           (112,534)          (919,449)
-------------      -------------      -------------      -------------
       67,156            495,111             75,868          2,033,418
-------------      -------------      -------------      -------------


   (2,547,453)        (2,188,699)          (391,800)        (8,139,718)
       70,829             75,187             18,796            (25,701)
-------------      -------------      -------------      -------------
   (2,476,624)        (2,113,512)          (373,004)        (8,165,419)
-------------      -------------      -------------      -------------
   (2,409,468)        (1,618,401)          (297,136)        (6,132,001)
-------------      -------------      -------------      -------------
$   1,580,216      $   5,464,570      $   3,166,137      $   5,610,355
-------------      -------------      -------------      -------------

74 Wells Fargo Advantage Municipal Income Funds    Statements of Changes in Net
                                                   Assets

                                                                                               CALIFORNIA LIMITED-TERM TAX-FREE FUND
                                                                                               -------------------------------------
                                                                                                  For the                For the
                                                                                                Year Ended             Year Ended
                                                                                               June 30, 2008          June 30, 2007
                                                                                               -------------          --------------
 INCREASE (DECREASE) IN NET ASSETS
  Beginning net asset .......................................................................  $  70,745,990          $  67,004,795

 OPERATIONS
  Net investment income (loss) ..............................................................      2,679,153              2,447,609
  Net realized gain (loss) on investments ...................................................       (138,412)               (22,753)
  Net change in unrealized appreciation (depreciation) of investments .......................       (417,373)                61,285
                                                                                               -------------          -------------
 Net increase (decrease) in net assets resulting from operations ............................      2,123,368              2,486,141
                                                                                               -------------          -------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
   Class A ..................................................................................     (1,412,253)            (1,430,991)
   Class B ..................................................................................             NA                     NA
   Class C ..................................................................................       (135,651)              (159,354)
   Class Z ..................................................................................             NA                     NA
   Administrator Class ......................................................................     (1,128,574)              (846,739)
  Net realized gain on sales of investments
   Class A ..................................................................................             NA                     NA
   Class B ..................................................................................             NA                     NA
   Class C ..................................................................................             NA                     NA
   Class Z ..................................................................................             NA                     NA
   Administrator Class ......................................................................             NA                     NA
                                                                                               -------------          -------------
Total distributions to shareholders .........................................................     (2,676,478)            (2,437,084)
                                                                                               -------------          -------------

CAPITAL SHARES TRANSACTIONS
  Proceeds from shares sold - Class A .......................................................      4,191,282             10,486,453
  Reinvestment of distributions - Class A ...................................................      1,089,563              1,107,490
  Cost of shares redeemed - Class A .........................................................     (8,806,343)            (9,926,732)
                                                                                               -------------          -------------
  Net increase (decrease) in net assets resulting from capital share transactions -
    Class A .................................................................................     (3,525,498)             1,667,211
                                                                                               -------------          -------------
  Proceeds from shares sold - Class B .......................................................             NA                     NA
  Reinvestment of distributions - Class B ...................................................             NA                     NA
  Cost of shares redeemed - Class B .........................................................             NA                     NA
                                                                                               -------------          -------------
  Net increase (decrease) in net assets resulting from capital share transactions -
    Class B..................................................................................             NA                     NA
                                                                                               -------------          -------------
  Proceeds from shares sold - Class C .......................................................        311,572                192,926
  Reinvestment of distributions - Class C ...................................................        110,105                118,737
  Cost of shares redeemed - Class C .........................................................       (771,121)            (2,224,408)
                                                                                               -------------          -------------
  Net increase (decrease) in net assets resulting from capital share transactions -
    Class C..................................................................................       (349,444)            (1,912,745)
                                                                                               -------------          -------------
  Proceeds from shares sold - Class Z .......................................................             NA                     NA
  Reinvestment of distributions - Class Z ...................................................             NA                     NA
  Cost of shares redeemed - Class Z .........................................................             NA                     NA
                                                                                               -------------          -------------
  Net increase (decrease) in net assets resulting from capital share transactions -
     Class Z.................................................................................             NA                     NA
                                                                                               -------------          -------------
  Proceeds from shares sold - Administrator Class ...........................................     29,265,107             12,268,014
  Reinvestment of distributions - Administrator Class .......................................        284,302                233,014
  Cost of shares redeemed - Administrator Class .............................................    (10,058,949)            (8,563,356)
                                                                                               -------------          -------------
  Net increase (decrease) in net assets resulting from capital share transactions -
    Administrator Class .....................................................................     19,490,460              3,937,672
                                                                                               -------------          -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .....     15,615,518              3,692,138
                                                                                               -------------          -------------
NET INCREASE (DECREASE) IN NET ASSETS .......................................................     15,062,408              3,741,195
                                                                                               -------------          -------------
ENDING NET ASSETS ...........................................................................  $  85,808,398           $ 70,745,990
                                                                                               -------------          -------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets    Wells Fargo Advantage Municipal Income
                                       Funds 75

   CALIFORNIA TAX-FREE FUND              COLORADO TAX-FREE FUND               MINNESOTA TAX-FREE FUND
------------------------------        ------------------------------        ------------------------------
   For the          For the              For the          For the              For the         For the
 Year Ended       Year Ended           Year Ended       Year Ended            Year Ended      Year Ended
June 30, 2008    June 30, 2007        June 30, 2008    June 30, 2007        June 30, 2008    June 30, 2007
-------------    -------------        -------------    -------------        -------------    -------------

$ 488,523,151    $ 480,150,096        $  91,329,704    $  83,519,066        $ 163,872,387    $ 160,447,308


   21,289,533       20,428,745            3,989,684        3,753,471            7,082,971        7,152,404
   (2,638,852)       2,476,069               67,156          265,904              495,111          472,449
  (12,920,123)        (509,156)          (2,476,624)        (318,246)          (2,113,512)        (758,622)
-------------    -------------        -------------    -------------        -------------    -------------
    5,730,558       22,395,658            1,580,216        3,701,129            5,464,570        6,866,231
-------------    -------------        -------------    -------------        -------------    -------------



  (16,210,375)     (15,465,282)          (2,022,098)      (1,963,739)          (1,718,090)      (1,626,585)
   (1,286,517)      (1,757,868)            (159,621)        (247,267)            (182,869)        (266,233)
   (1,071,189)      (1,041,143)              (1,729)              NA              (52,885)         (29,894)
           NA               NA                   NA               NA             (161,160)        (162,017)
   (2,721,257)      (2,163,667)          (1,769,816)      (1,514,353)          (4,956,836)      (5,056,413)

   (1,122,341)      (1,046,418)             (26,749)               0             (130,128)        (104,817)
     (111,125)        (151,160)              (2,626)               0              (17,560)         (21,599)
      (89,727)         (85,865)                   0               NA               (4,240)          (2,203)
           NA               NA                   NA               NA              (12,155)         (10,332)
     (164,580)        (134,808)             (20,939)               0             (355,212)        (309,015)
-------------    -------------        -------------    -------------        -------------    -------------
  (22,777,111)     (21,846,211)          (4,003,578)      (3,725,359)          (7,591,135)      (7,589,108)
-------------    -------------        -------------    -------------        -------------    -------------


   62,503,869       53,442,456            9,342,465       15,087,648           10,415,904        4,999,230
   11,476,116       10,702,973            1,250,574        1,188,372            1,389,572        1,300,665
  (51,186,766)     (48,940,101)         (13,033,009)      (9,923,848)          (5,517,826)      (6,384,428)
-------------    -------------        -------------    -------------        -------------    -------------

   22,793,219       15,205,328           (2,439,970)       6,352,172            6,287,650          (84,533)
-------------    -------------        -------------    -------------        -------------    -------------
      682,005        1,276,772               17,845           69,954              126,132          229,594
      975,771        1,316,213              100,833          164,483              137,555          195,254
  (17,477,678)     (14,332,021)          (3,210,399)      (1,870,661)          (2,249,797)      (3,020,008)
-------------    -------------        -------------    -------------        -------------    -------------

  (15,819,902)     (11,739,036)          (3,091,721)      (1,636,224)          (1,986,110)      (2,595,160)
-------------    -------------        -------------    -------------        -------------    -------------
    4,893,637        5,344,484              404,838               NA            1,233,640          693,194
      801,534          777,301                1,536               NA               49,183           27,976
   (4,983,604)      (5,579,964)                   0               NA             (403,731)        (100,003)
-------------    -------------        -------------    -------------        -------------    -------------

      711,567          541,821              406,374               NA              879,092          621,167
-------------    -------------        -------------    -------------        -------------    -------------
           NA               NA                   NA               NA            1,180,177          956,596
           NA               NA                   NA               NA              154,363          142,878
           NA               NA                   NA               NA             (918,214)      (1,437,003)
-------------    -------------        -------------    -------------        -------------    -------------

           NA               NA                   NA               NA              416,326         (337,529)
-------------    -------------        -------------    -------------        -------------    -------------
   45,852,418       21,187,667           19,355,530        9,907,317           22,268,687       26,359,069
      675,584          416,110              162,991          125,664            1,285,449        1,111,565
  (17,208,468)     (17,788,282)          (8,808,777)      (6,914,061)         (26,052,258)     (20,926,623)
-------------    -------------        -------------    -------------        -------------    -------------

   29,319,534        3,815,495           10,709,744        3,118,920           (2,498,122)       6,544,011
-------------    -------------        -------------    -------------        -------------    -------------
   37,004,418        7,823,608            5,584,427        7,834,868            3,098,836        4,147,956
-------------    -------------        -------------    -------------        -------------    -------------
   19,957,865        8,373,055            3,161,065        7,810,638              972,271        3,425,079
=============    =============        =============    =============        =============    =============
$ 508,481,016    $ 488,523,151        $  94,490,769    $  91,329,704        $ 164,844,658    $ 163,872,387
=============    =============        =============    =============        =============    =============

76 Wells Fargo Advantage Municipal Income Funds       Statements of Changes
                                                      in Net Assets

                                                                            CALIFORNIA LIMITED-TERM TAX-FREE FUND
                                                                            -------------------------------------
                                                                                  For the            For the
                                                                                Year Ended          Year Ended
                                                                               June 30, 2008       June 30, 2007
                                                                            -----------------    -----------------
SHARES ISSUED AND REDEEMED
 Shares sold - Class A ..................................................          403,369            1,003,336
 Shares issued in reinvestment of distributions - Class A ...............          104,946              106,064
 Shares redeemed - Class A ..............................................         (851,081)            (949,826)
                                                                               -----------          -----------
 Net increase (decrease) in shares outstanding - Class A ................         (342,766)             159,574
                                                                               -----------          -----------
 Shares sold - Class B ..................................................               NA                   NA
 Shares issued in reinvestment of distributions - Class B ...............               NA                   NA
 Shares redeemed - Class B ..............................................               NA                   NA
                                                                               -----------          -----------
 Net increase (decrease) in shares outstanding - Class B ................               NA                   NA
                                                                               -----------          -----------
 Shares sold - Class C ..................................................           30,090               18,471
 Shares issued in reinvestment of distributions - Class C ...............           10,609               11,372
 Shares redeemed - Class C ..............................................          (74,306)            (213,057)
                                                                               -----------          -----------
 Net increase (decrease) in shares outstanding - Class C ................          (33,607)            (183,214)
                                                                               -----------          -----------
 Shares sold - Class Z ..................................................               NA                   NA
 Shares issued in reinvestment of distributions - Class Z ...............               NA                   NA
 Shares redeemed - Class Z ..............................................               NA                   NA
                                                                               -----------          -----------
 Net increase (decrease) in shares outstanding - Class Z ................               NA                   NA
                                                                               -----------          -----------
 Shares sold - Administrator Class ......................................        2,862,441            1,190,886
 Shares issued in reinvestment of distributions - Administrator Class....           27,837               22,681
 Shares redeemed - Administrator Class ..................................         (983,045)            (832,043)
                                                                               -----------          -----------
 Net increase (decrease) in shares outstanding - Administrator Class.....        1,907,233              381,524
                                                                               -----------          -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
  CAPITAL SHARE TRANSACTION .............................................      $ 1,530,860          $   357,884
                                                                               ===========          ===========

Ending balance of undistributed net investment income (loss) ............          133,876              132,281
                                                                               -----------          -----------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets     Wells Fargo Advantage Municipal Income
                                        Funds 77

   CALIFORNIA TAX-FREE FUND               COLORADO TAX-FREE FUND               MINNESOTA TAX-FREE FUND
------------------------------        ------------------------------        ------------------------------
   For the          For the              For the          For the              For the         For the
 Year Ended       Year Ended           Year Ended       Year Ended           Year Ended       Year Ended
June 30, 2008    June 30, 2007        June 30, 2008    June 30, 2007        June 30, 2008    June 30, 2007
-------------    -------------        -------------    -------------        -------------    -------------
    5,741,406        4,769,916              890,154        1,403,188              971,882          459,203
    1,056,915          953,337              119,336          110,811              130,036          119,501
   (4,690,874)      (4,364,540)          (1,248,756)        (923,892)            (514,750)        (588,339)
-------------    -------------        -------------    -------------        -------------    -------------
    2,107,447        1,358,713             (239,266)         590,107              587,168           (9,635)
-------------    -------------        -------------    -------------        -------------    -------------
       60,729          111,590                1,690            6,584               11,713           21,121
       87,909          114,934                9,591           15,306               12,863           17,931
   (1,574,693)      (1,251,769)            (305,878)        (174,360)            (209,774)        (277,854)
-------------    -------------        -------------    -------------        -------------    -------------
   (1,426,055)      (1,025,245)            (294,597)        (152,470)            (185,198)        (238,802)
-------------    -------------        -------------    -------------        -------------    -------------
      443,216          467,829               38,696               NA              115,833           63,807
       72,366           67,889                  147               NA                4,603            2,574
     (449,824)        (488,705)                   0               NA              (37,612)          (9,192)
-------------    -------------        -------------    -------------        -------------    -------------
       65,758           47,013               38,843               NA               82,824           57,189
-------------    -------------        -------------    -------------        -------------    -------------
           NA               NA                   NA               NA              110,032           88,091
           NA               NA                   NA               NA               14,443           13,129
           NA               NA                   NA               NA              (85,629)        (132,292)
-------------    -------------        -------------    -------------        -------------    -------------
           NA               NA                   NA               NA               38,846          (31,072)
-------------    -------------        -------------    -------------        -------------    -------------
    4,221,756        1,890,287            1,835,229          923,653            2,079,860        2,423,744
       62,345           36,992               15,586           11,710              120,289          102,185
   (1,578,040)      (1,581,291)            (838,576)        (643,435)          (2,435,036)      (1,926,743)
-------------    -------------        -------------    -------------        -------------    -------------
    2,706,061          345,988            1,012,239          291,928             (234,887)         599,186
-------------    -------------        -------------    -------------        -------------    -------------
$   3,453,211    $     726,469        $     517,219    $     729,565        $     288,753    $     376,866
=============    =============        =============    =============        =============    =============

       60,287           60,588              209,481          173,059              505,807          504,775
-------------    -------------        -------------    -------------        -------------    -------------

78 Wells Fargo Advantage Municipal Income Funds    Statements of Changes in
                                                   Net Assets

                                                         NATIONAL LIMITED-TERM TAX-FREE FUND         NATIONAL TAX-FREE FUND
                                                         -----------------------------------    --------------------------------
                                                             For the            For the           For the            For the
                                                           Year Ended         Year Ended         Year Ended         Year Ended
                                                          June 30, 2008      June 30, 2007      June 30, 2008      June 30, 2007
                                                          -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
 Beginning net assets ................................    $  84,664,018      $ 100,205,582      $ 262,057,307      $ 276,949,333

OPERATIONS
 Net investment income (loss) ........................        3,463,273          3,446,945         11,742,356         11,246,096
 Net realized gain (loss) on investments .............           75,868           (167,714)         2,033,418          2,566,101
 Net change in unrealized appreciation (depreciation)
  of investments .....................................         (373,004)            72,984         (8,165,419)        (1,069,976)
                                                          -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting from
 operations ..........................................        3,166,137          3,352,215          5,610,355         12,742,221
                                                          -------------      -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
  Class A ............................................         (137,243)           (93,091)        (3,998,915)        (3,739,885)
  Class B ............................................           (5,732)           (11,495)          (384,695)          (549,862)
  Class C ............................................          (20,643)           (19,214)          (253,564)          (229,396)
  Administrator Class ................................       (3,302,124)        (3,318,106)        (7,084,110)        (6,702,906)
                                                          -------------      -------------      -------------      -------------
Total distributions to shareholders ..................       (3,465,742)        (3,441,906)       (11,721,284)       (11,222,049)
                                                          -------------      -------------      -------------      -------------
CAPITAL SHARES TRANSACTIONS
 Proceeds from shares sold - Class A .................        2,344,214          2,261,351         14,604,314          8,255,007
 Reinvestment of distributions - Class A .............          118,022             80,958          2,508,508          2,306,366
 Cost of shares redeemed - Class A ...................       (2,147,247)          (703,078)       (17,187,190)       (17,311,533)
                                                          -------------      -------------      -------------      -------------
 Net increase (decrease) in net assets resulting from
  capital share transactions - Class A ...............          314,989          1,639,231            (74,368)        (6,750,160)
                                                          -------------      -------------      -------------      -------------
 Proceeds from shares sold - Class B .................                0            124,769            242,367            514,947
 Reinvestment of distributions - Class B .............            4,394              9,295            221,448            313,459
 Cost of shares redeemed - Class B ...................         (130,318)          (238,815)        (6,724,150)        (6,843,437)
                                                          -------------      -------------      -------------      -------------
 Net increase (decrease) in net assets resulting from
  capital share transactions - Class B ...............         (125,924)          (104,751)        (6,260,335)        (6,015,031)
                                                          -------------      -------------      -------------      -------------
 Proceeds from shares sold - Class C .................          246,184             40,095          1,984,808            244,873
 Reinvestment of distributions - Class C .............           19,133             19,206            139,260            129,163
 Cost of shares redeemed - Class C ...................          (59,841)          (278,099)        (1,736,650)          (859,420)
                                                          -------------      -------------      -------------      -------------
 Net increase (decrease) in net assets resulting from
  capital share transactions - Class C ...............          205,476           (218,798)           387,418           (485,384)
                                                          -------------      -------------      -------------      -------------
 Proceeds from shares sold - Administrator Class .....       25,933,351         23,703,701         43,613,524         31,095,119
 Reinvestment of distributions - Administrator
  Class ..............................................          378,811            428,674            771,628            834,990
 Cost of shares redeemed - Administrator Class .......      (20,677,470)       (40,899,930)       (38,181,911)       (35,091,732)
                                                          -------------      -------------      -------------      -------------
 Net increase (decrease) in net assets resulting from
  capital share transactions - Administrator Class ...        5,634,692        (16,767,555)         6,203,241         (3,161,623)
                                                          -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting
  from capital share transactions - Total ............        6,029,233        (15,451,873)           255,956        (16,412,198)
                                                          -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS ................        5,729,628        (15,541,564)        (5,854,973)       (14,892,026)
                                                          -------------      -------------      -------------      -------------
ENDING NET ASSETS ....................................    $  90,393,646      $  84,664,018      $ 256,202,334      $ 262,057,307
                                                          -------------      -------------      -------------      -------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets   Wells Fargo Advantage Municipal Income
                                      Funds 79

                                                            NATIONAL LIMITED-TERM TAX-FREE FUND          NATIONAL TAX-FREE FUND
                                                            -----------------------------------     --------------------------------
                                                               For the             For the            For the            For the
                                                              Year Ended          Year Ended         Year Ended         Year Ended
                                                             June 30, 2008       June 30, 2007      June 30, 2008      June 30, 2007
                                                            --------------       -------------      -------------      -------------
SHARES ISSUED AND REDEEMED
 Shares sold - Class A ...................................        220,993              211,810          1,427,182           790,452
 Shares issued in reinvestment of distributions - Class A          11,094                7,590            246,217           220,988
 Shares redeemed - Class A ...............................       (201,863)             (65,829)        (1,683,168)       (1,660,021)
                                                              -----------          -----------        -----------       -----------
 Net increase (decrease) in shares outstanding - Class A           30,224              153,571             (9,769)         (648,581)
                                                              -----------          -----------        -----------       -----------
 Shares sold - Class B ...................................              0               11,690             23,590            49,491
 Shares issued in reinvestment of distributions - Class B             413                  872             21,705            30,018
 Shares redeemed - Class B ...............................        (12,240)             (22,432)          (658,700)         (656,287)
                                                              -----------          -----------        -----------       -----------
 Net increase (decrease) in shares outstanding - Class B          (11,827)              (9,870)          (613,405)         (576,778)
                                                              -----------          -----------        -----------       -----------
 Shares sold - Class C ...................................         23,146                3,758            194,333            23,480

 Shares issued in reinvestment of distributions - Class C           1,802                1,803             13,678            12,379

 Shares redeemed - Class C ...............................         (5,642)             (26,076)          (170,327)          (82,464)
                                                              -----------          -----------        -----------       -----------
 Net increase (decrease) in shares outstanding - Class C           19,306              (20,515)            37,684           (46,605)
                                                              -----------          -----------        -----------       -----------
 Shares sold - Administrator Class .......................      2,434,853            2,221,247          4,262,198         2,978,686

 Shares issued in reinvestment of
  distributions - Administrator Class ....................         35,623               40,182             75,713            79,972

 Shares redeemed - Administrator Class ...................     (1,942,734)          (3,837,744)        (3,728,704)       (3,363,332)
                                                              -----------          -----------        -----------       -----------

 Net increase (decrease) in shares
  outstanding - Administrator Class ......................        527,742           (1,576,315)           609,207          (304,674)
                                                              -----------          -----------        -----------       -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
 RESULTING FROM CAPITAL SHARE TRANSACTIONS ...............    $   565,445          $(1,453,129)       $    23,717       $(1,576,638)
                                                              ===========          ===========        ===========       ===========

Ending balance of undistributed net investment
 income (loss) ...........................................        (34,995)             (40,234)           934,282           856,777
                                                              -----------          -----------        -----------       -----------


----------
The accompanying notes are an integral part of these financial statements.

80 Wells Fargo Advantage Municipal Income Funds   Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset       Net         and Unrealized     from Net
                                              Value Per    Investment      Gain (Loss)      Investment
                                                Share     Income (Loss)   on Investments      Income
                                              ---------   -------------   --------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND

Class A
July 1, 2007 to June 30, 2008 ..........       $  10.36       0.38           (0.06)          (0.38)
July 1, 2006 to June 30, 2007 ..........       $  10.34       0.36            0.02           (0.36)
July 1, 2005 to June 30, 2006 ..........       $  10.60       0.30           (0.24)          (0.29)
July 1, 2004 to June 30, 2005 ..........       $  10.46       0.28            0.15           (0.27)
July 1, 2003 to June 30, 2004 ..........       $  10.74       0.23           (0.22)          (0.23)

Class C
July 1, 2007 to June 30, 2008 ..........       $  10.36       0.31           (0.07)          (0.30)
July 1, 2006 to June 30, 2007 ..........       $  10.34       0.30            0.01           (0.29)
July 1, 2005 to June 30, 2006 ..........       $  10.59       0.22           (0.23)          (0.21)
July 1, 2004 to June 30, 2005 ..........       $  10.46       0.20            0.14           (0.19)
July 1, 2003 to June 30, 2004 ..........       $  10.74       0.15           (0.22)          (0.15)
Administrator Class
July 1, 2007 to June 30, 2008 ..........       $  10.20       0.39           (0.05)          (0.40)
July 1, 2006 to June 30, 2007 ..........       $  10.18       0.38            0.02           (0.38)
July 1, 2005 to June 30, 2006 ..........       $  10.43       0.32           (0.23)          (0.31)
July 1, 2004 to June 30, 2005 ..........       $  10.29       0.31            0.15           (0.30)
July 1, 2003 to June 30, 2004 ..........       $  10.57       0.26           (0.22)          (0.26)

CALIFORNIA TAX-FREE FUND

Class A
July 1, 2007 to June 30, 2008 ..........       $  11.02       0.48           (0.35)          (0.48)
July 1, 2006 to June 30, 2007 ..........       $  11.00       0.48            0.05           (0.48)
July 1, 2005 to June 30, 2006 ..........       $  11.51       0.48           (0.40)          (0.48)
July 1, 2004 to June 30, 2005 ..........       $  11.01       0.49            0.56           (0.49)
July 1, 2003 to June 30, 2004 ..........       $  11.57       0.50           (0.46)          (0.50)

Class B
July 1, 2007 to June 30, 2008 ..........       $  11.24       0.42           (0.36)          (0.41)
July 1, 2006 to June 30, 2007 ..........       $  11.22       0.41            0.05           (0.41)
July 1, 2005 to June 30, 2006 ..........       $  11.74       0.41           (0.41)          (0.41)
July 1, 2004 to June 30, 2005 ..........       $  11.22       0.40            0.58           (0.40)
July 1, 2003 to June 30, 2004 ..........       $  11.79       0.41           (0.46)          (0.41)

Class C
July 1, 2007 to June 30, 2008 ..........       $  11.24       0.41           (0.36)          (0.41)
July 1, 2006 to June 30, 2007 ..........       $  11.22       0.41            0.05           (0.41)
July 1, 2005 to June 30, 2006 ..........       $  11.74       0.41           (0.41)          (0.41)
July 1, 2004 to June 30, 2005 ..........       $  11.22       0.40            0.58           (0.40)
July 1, 2003 to June 30, 2004 ..........       $  11.79       0.41           (0.46)          (0.41)

Administrator Class
July 1, 2007 to June 30, 2008 ..........       $  11.04       0.51           (0.35)          (0.51)
July 1, 2006 to June 30, 2007 ..........       $  11.03       0.51            0.04           (0.51)
July 1, 2005 to June 30, 2006 ..........       $  11.54       0.51           (0.40)          (0.51)
July 1, 2004 to June 30, 2005 ..........       $  11.03       0.52            0.57           (0.52)
July 1, 2003 to June 30, 2004 ..........       $  11.59       0.53           (0.46)          (0.53)

----------
(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3)   Commencement of operations.

(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(5)   Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights             Wells Fargo Advantage Municipal Income Funds 81


                  Ending           Ratio to Average Net Assets (Annualized) (1)
Distributions    Net Asset   ---------------------------------------------------------                 Portfolio      Net Assets at
  from Net       Value Per   Net Investment       Gross       Expenses          Net         Total       Turnover     End of Period
Realized Gains     Share      Income (Loss)      Expenses      Waived         Expenses    Return (2)    Rate (4)    (000's omitted)
-------------    ---------   --------------      --------     --------        --------    ----------   ---------    ---------------

     0.00         $ 10.30        3.63%            1.09%        (0.24)%         0.85%        3.09%         69%          $ 37,376
     0.00         $ 10.36        3.50%            1.09%        (0.24)%         0.85%        3.74%         80%          $ 41,140
    (0.03)        $ 10.34        2.85%            1.09%        (0.24)%         0.85%        0.58%         82%          $ 39,433
    (0.02)        $ 10.60        2.63%            1.08%        (0.23)%         0.85%        4.20%        111%          $ 52,029
    (0.06)        $ 10.46        2.13%            1.05%        (0.20)%         0.85%        0.11%         48%          $ 63,231

     0.00         $ 10.30        2.88%            1.83%        (0.23)%         1.60%        2.32%         69%          $  4,632
     0.00         $ 10.36        2.75%            1.84%        (0.24)%         1.60%        2.97%         80%          $  5,006
    (0.03)        $ 10.34        2.09%            1.85%        (0.25)%         1.60%       (0.08)%        82%          $  6,894
    (0.02)        $ 10.59        1.88%            1.83%        (0.23)%         1.60%        3.33%        111%          $ 10,273
    (0.06)        $ 10.46        1.41%            1.80%        (0.20)%         1.60%       (0.64)%        48%          $ 11,523

     0.00         $ 10.14        3.85%            0.91%        (0.31)%         0.60%        3.34%         69%          $ 43,800
     0.00         $ 10.20        3.74%            0.91%        (0.31)%         0.60%        4.00%         80%          $ 24,600
    (0.03)        $ 10.18        3.11%            0.91%        (0.31)%         0.60%        0.89%         82%          $ 20,677
    (0.02)        $ 10.43        2.93%            0.79%        (0.19)%         0.60%        4.54%        111%          $ 17,707
    (0.06)        $ 10.29        2.40%            0.73%        (0.13)%         0.60%        0.36%         48%          $ 15,425

    (0.03)        $ 10.64        4.42%            1.02%        (0.22)%         0.80%        1.25%         43%          $375,441
    (0.03)        $ 11.02        4.31%            1.03%        (0.23)%         0.80%        4.89%         49%          $365,396
    (0.11)        $ 11.00        4.32%            1.04%        (0.24)%         0.80%        0.76%         48%          $350,038
    (0.06)        $ 11.51        4.36%            1.05%        (0.25)%         0.80%        9.72%         30%          $371,633
    (0.10)        $ 11.01        4.46%            1.03%        (0.23)%         0.80%        0.41%         41%          $357,779

    (0.03)        $ 10.86        3.68%            1.77%        (0.22)%         1.55%        0.57%         43%          $ 25,900
    (0.03)        $ 11.24        3.57%            1.78%        (0.23)%         1.55%        4.11%         49%          $ 42,839
    (0.11)        $ 11.22        3.56%            1.79%        (0.24)%         1.55%       (0.00)%        48%          $ 54,258
    (0.06)        $ 11.74        3.52%            1.79%        (0.24)%         1.55%        8.90%         30%          $ 66,182
    (0.11)        $ 11.22        3.60%            1.77%        (0.22)%         1.55%       (0.43)%        41%          $ 91,719

    (0.03)        $ 10.85        3.69%            1.76%        (0.21)%         1.55%        0.47%         43%          $ 29,438
    (0.03)        $ 11.24        3.56%            1.78%        (0.23)%         1.55%        4.11%         49%          $ 29,732
    (0.11)        $ 11.22        3.56%            1.79%        (0.24)%         1.55%       (0.00)%        48%          $ 29,168
    (0.06)        $ 11.74        3.52%            1.79%        (0.24)%         1.55%        8.89%         30%          $ 31,904
    (0.11)        $ 11.22        3.60%            1.77%        (0.22)%         1.55%       (0.43)%        41%          $ 34,089

    (0.03)        $ 10.66        4.67%            0.84%        (0.29)%         0.55%        1.51%         43%          $ 77,702
    (0.03)        $ 11.04        4.56%            0.85%        (0.30)%         0.55%        5.06%         49%          $ 50,556
    (0.11)        $ 11.03        4.58%            0.86%        (0.31)%         0.55%        1.02%         48%          $ 46,686
    (0.06)        $ 11.54        4.60%            0.75%        (0.20)%         0.55%       10.07%         30%          $ 41,926
    (0.10)        $ 11.03        4.69%            0.70%        (0.15)%         0.55%        0.66%         41%          $ 36,408

82 Wells Fargo Advantage Municipal Income Funds             Financial Highlights

                                           Beginning                     Net Realized     Distributions
                                           Net Asset         Net        and Unrealized       from Net
                                           Value Per     Investment      Gain (Loss)        Investment
                                             Share      Income (Loss)   on Investments        Income
                                           ---------    -------------  ----------------   --------------
COLORADO TAX-FREE FUND

Class A
July 1, 2007 to June 30, 2008 .........    $  10.57       0.44 (5)         (0.24)            (0.44)
July 1, 2006 to June 30, 2007 .........    $  10.55       0.45              0.02             (0.45)
July 1, 2005 to June 30, 2006 .........    $  10.94       0.46             (0.40)            (0.45)
July 1, 2004 to June 30, 2005 .........    $  10.64       0.46              0.30             (0.46)
July 1, 2003 to June 30, 2004 .........    $  11.01       0.47             (0.37)            (0.47)

Class B
July 1, 2007 to June 30, 2008 .........    $  10.58       0.36 (5)         (0.24)            (0.36)
July 1, 2006 to June 30, 2007 .........    $  10.57       0.37              0.01             (0.37)
July 1, 2005 to June 30, 2006 .........    $  10.95       0.38             (0.39)            (0.37)
July 1, 2004 to June 30, 2005 .........    $  10.65       0.38              0.30             (0.38)
July 1, 2003 to June 30, 2004 .........    $  11.02       0.39             (0.37)            (0.39)

Class C
April 1, 20083 to June 30, 2008 .......    $  10.35       0.08 (5)         (0.01)            (0.09)
Administrator Class
July 1, 2007 to June 30, 2008 .........    $  10.57       0.47 (5)         (0.25)            (0.46)
July 1, 2006 to June 30, 2007 .........    $  10.55       0.48              0.02             (0.48)
July 1, 2005 to June 30, 2006 .........    $  10.94       0.49             (0.40)            (0.48)
July 1, 2004 to June 30, 2005 .........    $  10.64       0.49              0.30             (0.49)
July 1, 2003 to June 30, 2004 .........    $  11.01       0.50             (0.37)            (0.50)

MINNESOTA TAX-FREE FUND

Class A
July 1, 2007 to June 30, 2008 .........    $  10.70       0.45 (5)         (0.10)            (0.46)
July 1, 2006 to June 30, 2007 .........    $  10.74       0.45             (0.01)            (0.45)
July 1, 2005 to June 30, 2006 .........    $  11.15       0.45             (0.37)            (0.45)
July 1, 2004 to June 30, 2005 .........    $  10.89       0.45              0.30             (0.44)
July 1, 2003 to June 30, 2004 .........    $  11.27       0.46             (0.39)            (0.45)

Class B
July 1, 2007 to June 30, 2008 .........    $  10.69       0.38 (5)         (0.10)            (0.38)
July 1, 2006 to June 30, 2007 .........    $  10.74       0.38             (0.03)            (0.37)
July 1, 2005 to June 30, 2006 .........    $  11.15       0.37             (0.37)            (0.37)
July 1, 2004 to June 30, 2005 .........    $  10.89       0.38              0.29             (0.36)
July 1, 2003 to June 30, 2004 .........    $  11.27       0.37             (0.39)            (0.36)

----------
(6)   Following represents ratios excluding interest expenses and fees (see Note
      2) - Inverse Floating Rate Obligations:

                                                 Gross Expenses Excluding        Net Expenses Excluding
                                                Interest Expense and Fees      Interest Expense and Fees
                                                -------------------------      --------------------------
Class A
July 1, 2007 to June 30, 2008 .............               1.07%                           0.85%
July 1, 2006 to June 30, 2007 .............               1.08%                           0.85%
July 1, 2005 to June 30, 2006 .............               1.09%                           0.85%
July 1, 2004 to June 30, 2005 .............               1.07%                           0.85%
July 1, 2003 to June 30, 2004 .............               1.06%                           0.85%

Class B
July 1, 2007 to June 30, 2008 .............               1.82%                           1.60%
July 1, 2006 to June 30, 2007 .............               1.83%                           1.60%
July 1, 2005 to June 30, 2006 .............               1.84%                           1.60%
July 1, 2004 to June 30, 2005 .............               1.82%                           1.60%
July 1, 2003 to June 30, 2004 .............               1.81%                           1.60%

Class C
April 1, 2008 (3) to June 30, 2008 ........               1.74%                           1.60%

Administrator Class
July 1, 2007 to June 30, 2008 .............               0.89%                           0.60%
July 1, 2006 to June 30, 2007 .............               0.90%                           0.60%
July 1, 2005 to June 30, 2006 .............               0.90%                           0.60%
July 1, 2004 to June 30, 2005 .............               0.77%                           0.60%
July 1, 2003 to June 30, 2004 .............               0.73%                           0.60%

The accompanying notes are an integral part of these financial statements.

Financial Highlights             Wells Fargo Advantage Municipal Income Funds 83


                     Ending         Ratio to Average Net Assets (Annualized) (1)
Distributions       Net Asset   ----------------------------------------------------                 Portfolio    Net Assets at
   from Net         Value Per   Net Investment    Gross       Expenses        Net         Total       Turnover    End of Period
Realized Gains        Share      Income (Loss)   Expenses      Waived      Expenses    Return (2)     Rate (4)   (000's omitted)
--------------      ---------   --------------   --------     --------     ---------   ----------    ---------   ---------------
    (0.01)          $  10.32         4.20%       1.12% (6)     (0.23)%     0.89% (6)        1.85%          15%       $  46,174
     0.00           $  10.57         4.21%       1.15% (6)     (0.23)%     0.92% (6)        4.46%          21%       $  49,827
     0.00           $  10.55         4.28%       1.17% (6)     (0.24)%     0.93% (6)        0.60%          23%       $  43,538
     0.00           $  10.94         4.24%       1.13% (6)     (0.22)%     0.91% (6)        7.24%          33%       $  50,410
     0.00           $  10.64         4.37%       1.10% (6)     (0.21)%     0.89% (6)        0.93%          31%       $  51,120

    (0.01)          $  10.33         3.45%       1.87% (6)     (0.23)%     1.64% (6)        1.09%          15%       $   2,870
     0.00           $  10.58         3.47%       1.90% (6)     (0.23)%     1.67% (6)        3.59%          21%       $   6,057
     0.00           $  10.57         3.53%       1.92% (6)     (0.24)%     1.68% (6)       (0.05)%         23%       $   7,661
     0.00           $  10.95         3.49%       1.88% (6)     (0.22)%     1.66% (6)        6.43%          33%       $   9,095
     0.00           $  10.65         3.62%       1.85% (6)     (0.21)%     1.64% (6)        0.17%          31%       $  10,672

     0.00           $  10.33         2.25%       1.74% (6)     (0.13)%     1.61% (6)        0.58%          15%       $     401

    (0.01)          $  10.32         4.44%       0.94% (6)     (0.30)%     0.64% (6)        2.10%          15%       $  45,046
     0.00           $  10.57         4.46%       0.97% (6)     (0.30)%     0.67% (6)        4.72%          21%       $  35,446
     0.00           $  10.55         4.53%       0.98% (6)     (0.30)%     0.68% (6)        0.85%          23%       $  32,321
     0.00           $  10.94         4.49%       0.83% (6)     (0.17)%     0.66% (6)        7.50%          33%       $  36,304
     0.00           $  10.64         4.62%       0.77% (6)     (0.13)%     0.64% (6)        1.18%          31%       $  41,196


    (0.03)          $  10.56         4.26%       1.06%         (0.21)%     0.85%            3.32%          39%       $  43,617
    (0.03)          $  10.70         4.18%       1.07%         (0.22)%     0.85%            4.14%          19%       $  37,897
    (0.04)          $  10.74         4.17%       1.08%         (0.23)%     0.85%            0.73%          20%       $  38,145
    (0.05)          $  11.15         4.06%       1.06%         (0.21)%     0.85%            7.06%          18%       $  37,829
     0.00           $  10.89         4.11%       1.04%         (0.19)%     0.85%            0.61%          12%       $  37,468

    (0.03)          $  10.56         3.51%       1.82%         (0.22)%     1.60%            2.64%          39%       $   4,166
    (0.03)          $  10.69         3.43%       1.82%         (0.22)%     1.60%            3.27%          19%       $   6,200
    (0.04)          $  10.74         3.41%       1.83%         (0.23)%     1.60%           (0.02)%         20%       $   8,787
    (0.05)          $  11.15         3.31%       1.81%         (0.21)%     1.60%            6.27%          18%       $  10,987
     0.00           $  10.89         3.36%       1.79%         (0.19)%     1.60%           (0.14)%         12%       $  15,059

84 Wells Fargo Advantage Municipal Income Funds             Financial Highlights

                                                      Beginning                     Net Realized     Distributions
                                                      Net Asset         Net        and Unrealized      from Net
                                                      Value Per     Investment       Gain (Loss)      Investment
                                                        Share      Income (Loss)   on Investments       Income
                                                      ---------    -------------   --------------    -------------
MINNESOTA TAX-FREE FUND (continued)

Class C
July 1, 2007 to June 30, 2008 ...................     $  10.69        0.37 (5)         (0.10)           (0.37)
July 1, 2006 to June 30, 2007 ...................     $  10.73        0.36             (0.01)           (0.36)
July 1, 2005 to June 30, 2006 ...................     $  11.15        0.37             (0.38)           (0.37)
April 8, 2005 (3) to June 30, 2005 ..............     $  10.97        0.08              0.18            (0.08)

Class Z
July 1, 2007 to June 30, 2008 ...................     $  10.70        0.47 (5)         (0.11)           (0.47)
July 1, 2006 to June 30, 2007 ...................     $  10.74        0.46             (0.01)           (0.46)
July 1, 2005 to June 30, 2006 ...................     $  11.15        0.47             (0.38)           (0.46)
April 8, 2005 (3) to June 30, 2005 ..............     $  10.97        0.10              0.18            (0.10)

Administrator Class
July 1, 2007 to June 30, 2008 ...................     $  10.69        0.48 (5)         (0.10)           (0.48)
July 1, 2006 to June 30, 2007 ...................     $  10.73        0.48             (0.01)           (0.48)
July 1, 2005 to June 30, 2006 ...................     $  11.14        0.48             (0.37)           (0.48)
July 1, 2004 to June 30, 2005 ...................     $  10.89        0.48              0.29            (0.47)
July 1, 2003 to June 30, 2004 ...................     $  11.27        0.49             (0.39)           (0.48)

NATIONAL LIMITED-TERM TAX-FREE FUND

Class A
July 1, 2007 to June 30, 2008 ...................     $  10.59        0.41             (0.02)           (0.41)
July 1, 2006 to June 30, 2007 ...................     $  10.61        0.38             (0.02)           (0.38)
July 1, 2005 to June 30, 2006 ...................     $  10.81        0.32             (0.20)           (0.32)
July 1, 2004 to June 30, 2005 ...................     $  10.81        0.28             (0.00)           (0.28)
January 30, 2004 (3) to June 30, 2004 ...........     $  11.03        0.10             (0.22)           (0.10)

Class B
July 1, 2007 to June 30, 2008 ...................     $  10.58        0.33             (0.03)           (0.33)
July 1, 2006 to June 30, 2007 ...................     $  10.60        0.29             (0.02)           (0.29)
July 1, 2005 to June 30, 2006 ...................     $  10.80        0.24             (0.20)           (0.24)
July 1, 2004 to June 30, 2005 ...................     $  10.80        0.20             (0.00)           (0.20)
January 30, 2004 (3) to June 30, 2004 ...........     $  11.03        0.07             (0.23)           (0.07)

Class C
July 1, 2007 to June 30, 2008 ...................     $  10.58        0.32             (0.03)           (0.32)
July 1, 2006 to June 30, 2007 ...................     $  10.59        0.29             (0.01)           (0.29)
July 1, 2005 to June 30, 2006 ...................     $  10.80        0.24             (0.21)           (0.24)
July 1, 2004 to June 30, 2005 ...................     $  10.79        0.20              0.01            (0.20)
January 30, 2004 (3) to June 30, 2004  ..........     $  11.03        0.06             (0.24)           (0.06)

Administrator Class
July 1, 2007 to June 30, 2008 ...................     $  10.59        0.43             (0.03)           (0.43)
July 1, 2006 to June 30, 2007 ...................     $  10.61        0.40             (0.02)           (0.40)
July 1, 2005 to June 30, 2006 ...................     $  10.81        0.34             (0.20)           (0.34)
July 1, 2004 to June 30, 2005 ...................     $  10.81        0.31              0.00            (0.31)
July 1, 2003 to June 30, 2004 ...................     $  11.09        0.29             (0.28)           (0.29)

NATIONAL TAX-FREE FUND

Class A
July 1, 2007 to June 30, 2008 ...................     $  10.29        0.45 (5)         (0.24)           (0.45)
July 1, 2006 to June 30, 2007 ...................     $  10.24        0.42              0.05            (0.42)
July 1, 2005 to June 30, 2006 ...................     $  10.61        0.43             (0.37)           (0.43)
July 1, 2004 to June 30, 2005 ...................     $  10.16        0.45              0.45            (0.45)
July 1, 2003 to June 30, 2004 ...................     $  10.53        0.45             (0.37)           (0.45)

Class B
July 1, 2007 to June 30, 2008 ...................     $  10.30        0.37 (5)         (0.23)           (0.38)
July 1, 2006 to June 30, 2007 ...................     $  10.25        0.38              0.04            (0.37)
July 1, 2005 to June 30, 2006 ...................     $  10.61        0.36             (0.37)           (0.35)
July 1, 2004 to June 30, 2005 ...................     $  10.16        0.39              0.44            (0.38)
July 1, 2003 to June 30, 2004 ...................     $  10.53        0.38             (0.38)           (0.37)

The accompanying notes are an integral part of these financial statements.

Financial Highlights             Wells Fargo Advantage Municipal Income Funds 85


                     Ending         Ratio to Average Net Assets (Annualized) (1)
Distributions       Net Asset   -----------------------------------------------------                  Portfolio     Net Assets at
   from Net         Value Per   Net Investment    Gross       Expenses         Net         Total       Turnover     End of Period
Realized Gains        Share      Income (Loss)   Expenses      Waived        Expenses    Return (2)    Rate (4)     (000's omitted)
--------------      ---------   --------------   ---------    --------       --------    ----------   ----------    ---------------
    (0.03)          $  10.56        3.49%          1.79%       (0.19)%         1.60%       2.63%          39%          $  2,103
    (0.03)          $  10.69        3.41%          1.82%       (0.22)%         1.60%       3.35%          19%          $  1,245
    (0.04)          $  10.73        3.40%          1.83%       (0.23)%         1.60%      (0.13)%         20%          $    635
     0.00           $  11.15        3.36%          1.82%       (0.22)%         1.60%       2.38%          18%          $    389

    (0.03)          $  10.56        4.36%          1.19%       (0.44)%         0.75%       3.42%          39%          $  3,764
    (0.03)          $  10.70        4.28%          1.24%       (0.49)%         0.75%       4.24%          19%          $  3,397
    (0.04)          $  10.74        4.25%          1.25%       (0.47)%         0.78%       0.82%          20%          $  3,743
     0.00           $  11.15        4.17%          1.24%       (0.46)%         0.78%       2.57%          18%          $  4,511

    (0.03)          $  10.56        4.49%          0.89%       (0.29)%         0.60%       3.67%          39%          $111,194
    (0.03)          $  10.69        4.43%          0.89%       (0.29)%         0.60%       4.40%          19%          $115,134
    (0.04)          $  10.73        4.42%          0.90%       (0.30)%         0.60%       0.98%          20%          $109,137
    (0.05)          $  11.14        4.31%          0.76%       (0.16)%         0.60%       7.23%          18%          $128,854
     0.00           $  10.89        4.35%          0.71%       (0.11)%         0.60%       0.86%          12%          $143,410


     0.00           $  10.57        3.82%          1.12%       (0.30)%         0.82%       3.58%          46%          $  4,144
     0.00           $  10.59        3.54%          1.11%       (0.26)%         0.85%       3.38%          77%          $  3,836
     0.00           $  10.61        2.96%          1.12%       (0.27)%         0.85%       1.11%          69%          $  2,212
     0.00           $  10.81        2.61%          1.14%       (0.29)%         0.85%       2.61%          26%          $  3,978
     0.00           $  10.81        2.15%          1.05%       (0.20)%         0.85%      (1.20)%         24%          $  1,147

     0.00           $  10.55        3.04%          1.88%       (0.31)%         1.57%       2.81%          46%          $    146
     0.00           $  10.58        2.77%          1.86%       (0.26)%         1.60%       2.61%          77%          $    272
     0.00           $  10.60        2.21%          1.88%       (0.28)%         1.60%       0.35%          69%          $    377
     0.00           $  10.80        1.85%          1.88%       (0.28)%         1.60%       1.85%          26%          $    759
     0.00           $  10.80        1.52%          1.82%       (0.22)%         1.60%      (1.57)%         24%          $    628

     0.00           $  10.55        3.05%          1.88%       (0.31)%         1.57%       2.81%          46%          $    839
     0.00           $  10.58        2.77%          1.86%       (0.26)%         1.60%       2.71%          77%          $    637
     0.00           $  10.59        2.21%          1.88%       (0.28)%         1.60%       0.25%          69%          $    856
     0.00           $  10.80        1.89%          1.89%       (0.29)%         1.60%       1.95%          26%          $    960
     0.00           $  10.79        1.36%          1.79%       (0.19)%         1.60%      (1.69)%         24%          $    163

     0.00           $  10.56        4.02%          0.96%       (0.36)%         0.60%       3.81%          46%          $ 85,264
     0.00           $  10.59        3.77%          0.93%       (0.33)%         0.60%       3.64%          77%          $ 79,919
     0.00           $  10.61        3.23%          0.94%       (0.34)%         0.60%       1.36%          69%          $ 96,761
     0.00           $  10.81        2.82%          0.83%       (0.23)%         0.60%       2.87%          26%          $121,244
     0.00           $  10.81        2.60%          0.71%       (0.11)%         0.60%       0.06%          24%          $170,340


     0.00           $  10.05        4.43%          1.05%       (0.20)%         0.85%       2.09%         129%          $ 87,491
     0.00           $  10.29        4.03%          1.06%       (0.21)%         0.85%       4.60%          84%          $ 89,674
     0.00           $  10.24        4.17%          1.05%       (0.20)%         0.85%       0.56%          85%          $ 95,887
     0.00           $  10.61        4.38%          1.04%       (0.19)%         0.85%       9.06%          59%          $101,814
     0.00           $  10.16        4.35%          1.03%       (0.18)%         0.85%       0.76%          63%          $103,469

     0.00           $  10.06        3.66%          1.80%       (0.20)%         1.60%       1.33%         129%          $  7,043
     0.00           $  10.30        3.28%          1.81%       (0.21)%         1.60%       3.82%          84%          $ 13,525
     0.00           $  10.25        3.41%          1.81%       (0.21)%         1.60%      (0.09)%         85%          $ 19,369
     0.00           $  10.61        3.62%          1.79%       (0.19)%         1.60%       8.24%          59%          $ 24,488
     0.00           $  10.16        3.61%          1.78%       (0.18)%         1.60%       0.01%          63%          $ 31,420

86 Wells Fargo Advantage Municipal Income Funds             Financial Highlights

                                                 Beginning                       Net Realized        Distributions
                                                 Net Asset         Net          and Unrealized         from Net
                                                 Value Per     Investment        Gain (Loss)          Investment
                                                   Share      Income (Loss)     on Investments           Income
                                                 ---------    -------------     --------------       -------------
NATIONAL TAX-FREE FUND (continued)

Class C
July 1, 2007 to June 30, 2008 ....               $  10.29         0.38 (5)          (0.24)              (0.38)
July 1, 2006 to June 30, 2007 ....               $  10.24         0.34               0.05               (0.34)
July 1, 2005 to June 30, 2006 ....               $  10.61         0.36              (0.38)              (0.35)
July 1, 2004 to June 30, 2005 ....               $  10.16         0.39               0.44               (0.38)
July 1, 2003 to June 30, 2004 ....               $  10.53         0.38              (0.38)              (0.37)

Administrator Class
July 1, 2007 to June 30, 2008 ....               $  10.29         0.48 (5)          (0.23)              (0.48)
July 1, 2006 to June 30, 2007 ....               $  10.25         0.44               0.04               (0.44)
July 1, 2005 to June 30, 2006 ....               $  10.61         0.46              (0.37)              (0.45)
July 1, 2004 to June 30, 2005 ....               $  10.16         0.48               0.45               (0.48)
July 1, 2003 to June 30, 2004 ....               $  10.53         0.47              (0.36)              (0.48)


The accompanying notes are an integral part of these financial statements.

Financial Highlights             Wells Fargo Advantage Municipal Income Funds 87


                    Ending          Ratio to Average Net Assets (Annualized) (1)
Distributions      Net Asset    -----------------------------------------------------                    Portfolio    Net Assets at
   from Net        Value Per    Net Investment     Gross      Expenses         Net         Total         Turnover     End of Period
Realized Gains       Share      Income (Loss)    Expenses      Waived        Expenses    Return (2)      Rate (4)    (000's omitted)
--------------     ---------    --------------   ---------    --------       --------    ----------      ---------   ---------------
     0.00          $   10.05        3.68%          1.79%       (0.19)%        1.60%        1.33%           129%       $    6,938
     0.00          $   10.29        3.28%          1.81%       (0.21)%        1.60%        3.82%            84%       $    6,715
     0.00          $   10.24        3.42%          1.81%       (0.21)%        1.60%       (0.18)%           85%       $    7,160
     0.00          $   10.61        3.63%          1.79%       (0.19)%        1.60%        8.25%            59%       $    8,497
     0.00          $   10.16        3.62%          1.78%       (0.18)%        1.60%        0.02%            63%       $    9,829

     0.00          $   10.06        4.68%          0.88%       (0.28)%        0.60%        2.45%           129%       $  154,731
     0.00          $   10.29        4.27%          0.88%       (0.28)%        0.60%        4.75%            84%       $  152,143
     0.00          $   10.25        4.41%          0.87%       (0.27)%        0.60%        0.91%            85%       $  154,533
     0.00          $   10.61        4.62%          0.74%       (0.14)%        0.60%        9.33%            59%       $  182,359
     0.00          $   10.16        4.60%          0.70%       (0.10)%        0.60%        1.01%            63%       $  183,520

88 Wells Fargo Advantage Municipal Income Funds    Notes to Financial Statements


1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2008, was comprised of 113 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, and National Tax-Free Fund.

Each Fund, except the National Limited-Term Tax-Free Fund and National Tax-Free Fund, is a non-diversified series of the Trust. The National Limited-Term Tax-Free Fund and National Tax-Free Fund are diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Notes to Financial Statements    Wells Fargo Advantage Municipal Income Funds 89

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At June 30, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                              Undistributed Net        Undistributed Net
                   Fund                       Investment Income       Realized Gain/(Loss)         Paid-in Capital
------------------------------------------    ----------------        --------------------         ---------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND         $     (1,080)           $      1,080                 $             0
CALIFORNIA TAX-FREE FUND                              (496)                    496                               0
MINNESOTA TAX-FREE FUND                            (10,099)                 10,099                               0
NATIONAL LIMITED-TERM TAX-FREE FUND                  7,708                  (7,708)                              0
NATIONAL TAX-FREE FUND                              56,433               1,885,993                      (1,942,426)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2008.

90 Wells Fargo Advantage Municipal Income Funds   Notes to Financial Statements

Management has analyzed the Funds'tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Funds'financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: June 30, 2005; June 30, 2006; June 30, 2007; June 30, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2008, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                            Expiration     Capital Loss
FUND                                           Year       Carryforwards
-------------------------------------       ----------    -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND          2015         $ 260,672
                                               2016            11,320

CALIFORNIA TAX-FREE FUND                       2016           818,994

NATIONAL LIMITED-TERM TAX-FREE FUND            2009           554,191
                                               2014            61,116
                                               2015           526,856
                                               2016            66,802

NATIONAL TAX-FREE FUND                         2009           157,637
                                               2012           267,373
                                               2013           511,385

At June 30, 2008, current year deferred post-October losses, which will be treated for tax purposes on the first day of the succeeding year, were:

                                                             Deferred
                                                           Post-October
FUND                                                       Capital Loss
-------------------------------------                      ------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND                       $  105,195

CALIFORNIA TAX-FREE FUND                                     2,001,498

MINNESOTA TAX-FREE FUND                                              4

NATIONAL LIMITED-TERM TAX-FREE FUND                             42,314

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At June 30, 2008 the following Funds held futures contracts:

                                                                                              Net Unrealized
                                                                                               Appreciation
FUND                        Contracts        Type         Expiration Date   Notional Amount   (Depreciation)
------------------------    ---------   ---------------   ---------------   ---------------   --------------
CALIFORNIA TAX-FREE FUND     40 Short   US 10-Year Note    September 2008     $ 4,556,875      $  (60,376)
                             50 Short    US Long Bond      September 2008       5,779,688        (104,768)

NATIONAL TAX-FREE FUND       50 Short   US 5-Year Notes    September 2008       4,556,875         (25,701)

Notes to Financial Statements   Wells Fargo Advantage Municipal Income Funds 91

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments. The Funds record as an increase or decrease to unrealized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. Credit default swaps involve the periodic payment by the Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument.

At June 30, 2008, the Funds had no open swap contracts.

INVERSE FLOATING RATE OBLIGATIONS

The Funds may participate in inverse floating rate obligation ("Inverse Floater") structures whereby a fixed-rate bond (the "Fixed-Rate Bond") purchased by the Fund is transferred to a tender option bond trust ("TOB Trust"). The TOB Trust issues floating rate notes ("Floating-Rate Notes") to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust's assets and cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred to the Fund, thereby collapsing the TOB Trust. Pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, ("FAS No. 140"), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Schedule of Investments, and accounts for the Floating-Rate Notes as a liability under the caption "payable for floating rate notes issued" in the Fund's Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. At June 30, 2008, the Floating Rate Notes outstanding were as follows:

                                        Underlying                                                                Collateral for
                                      Municipal Bond                  Floating Rate                               Floating Rate
FUND                                     Security                   Notes Outstanding  Range of Interest Rates  Notes Outstanding
----------------------   -----------------------------------------  -----------------  -----------------------  -----------------
COLORADO TAX-FREE FUND   Colorado HFA Series A2, 6.45%, 04/01/2030     $ 1,295,000         1.34%--4.05%             $ 2,720,407

The resale of Inverse Floaters held by the Fund to qualified institutional buyers is exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Certain previously reported amounts have been revised by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings as such transfers do not qualify as sales under FAS No. 140. The changes relate to the reported amounts of investments, realized and unrealized gains, interest income and expense, and to the Fund's expense and turnover ratios (if applicable). These revisions have no effect on the Fund's previously reported net assets, net asset values per share or total return and are not considered material to previously issued financial statements.

Financial Highlights amounts have been revised to reflect the inclusion of interest and fee expense related to the Fund's investment in certain inverse floater programs. These revisions are not considered material to previously issued financial statements.

92 Wells Fargo Advantage Municipal Income Funds  Notes to Financial Statements

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                               Advisory                                            Subadvisory
                                                              Fees (% of                                           Fees (% of
                                          Average Daily      Average Daily                      Average Daily     Average Daily
FUND                                        Net Assets        Net Assets)     Subadviser         Net Assets        Net Assets)
-------------------------------------   ------------------   -------------   -------------   ------------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND   First $500 million      0.350*       Wells Capital   First $100 million       0.150
                                         Next $500 million      0.325*        Management      Next $200 million       0.100
                                           Next $2 billion      0.300        Incorporated     Over $300 million       0.050
                                           Next $2 billion      0.275
                                           Over $5 billion      0.250

CALIFORNIA TAX-FREE FUND                First $500 million      0.350*       Wells Capital   First $100 million       0.200
                                         Next $500 million      0.325*        Management      Next $200 million       0.175
                                           Next $2 billion      0.300        Incorporated     Next $200 million       0.150
                                           Next $2 billion      0.275                         Over $500 million       0.100
                                           Over $5 billion      0.250

COLORADO TAX-FREE FUND                  First $500 million      0.350*       Wells Capital   First $100 million       0.200
                                         Next $500 million      0.325*         Management     Next $200 million       0.175
                                           Next $2 billion      0.300        Incorporated     Next $200 million       0.150
                                           Next $2 billion      0.275                         Over $500 million       0.100
                                           Over $5 billion      0.250

MINNESOTA TAX-FREE FUND                 First $500 million      0.350*       Wells Capital   First $100 million       0.200
                                         Next $500 million      0.325*         Management     Next $200 million       0.175
                                           Next $2 billion      0.300        Incorporated     Next $200 million       0.150
                                           Next $2 billion      0.275                         Over $500 million       0.100
                                           Over $5 billion      0.250

NATIONAL LIMITED-TERM TAX-FREE FUND     First $500 million      0.350*       Wells Capital   First $100 million       0.150
                                         Next $500 million      0.325*        Management      Next $200 million       0.100
                                           Next $2 billion      0.300        Incorporated     Over $300 million       0.050
                                           Next $2 billion      0.275
                                           Over $5 billion      0.250

NATIONAL TAX-FREE FUND                  First $500 million      0.350*       Wells Capital   First $100 million       0.200
                                         Next $500 million      0.325*        Management      Next $200 million       0.175
                                           Next $2 billion      0.300        Incorporated     Next $200 million       0.150
                                           Next $2 billion      0.275                         Over $500 million       0.100
                                           Over $5 billion      0.250

* Effective June 2, 2008, the advisory fee for first $500 million and next $500 million was reduced by 0.05% and 0.025%, respectively, as shown in the table. Prior to June 2, 2008, the advisory fee for first $500 million and next $500 million was 0.400% and 0.350%, respectively.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

Notes to Financial Statements   Wells Fargo Advantage Municipal Income Funds 93

                                                         Administration Fees
                                      Average Daily         (% of Average
                                        Net Assets        Daily Net Assets)
                                     ----------------    -------------------
Fund level                           First $5 billion            0.05
                                      Next $5 billion            0.04
                                     Over $10 billion            0.03

Class Level

Class A, Class B, Class C            All asset levels            0.18*

Class Z                              All asset levels            0.23**

Administrator Class                  All asset levels            0.10

* Effective June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C was reduced by 0.10%, as shown in the table. Prior to June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C was 0.28%.

** Effective June 2, 2008, the class-level administration fee for Class Z was reduced by 0.17%, as shown in the table. From November 1, 2007 to June 1, 2008, the class-level administration fee for Class Z was 0.40%. Prior to November 1, 2007, the class-level administration fee for Class Z was 0.45%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rate:

                                                           % of Average
                                                         Daily Net Assets
                                                         ----------------
All Municipal Income Funds                                     0.02

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended June 30, 2008, distribution fees incurred are disclosed on the Statements of Operations.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged up to the following annual fees:

                                                              % of Average
                                                            Daily Net Assets
                                                            ----------------
Class A, Class B, Class C, Class Z, Administrator Class           0.25

For the year ended June 30, 2008, shareholder servicing fees paid were as follows:

                                                                                     Administrator
FUND                                      Class A     Class B    Class C   Class Z       Class
-------------------------------------    ---------   --------   --------   -------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND    $  97,465         NA   $ 11,328        NA     $  72,269

CALIFORNIA TAX-FREE FUND                   913,411   $ 87,103     70,138        NA       145,720

COLORADO TAX-FREE FUND                     120,197     11,695        136        NA       100,427

MINNESOTA TAX-FREE FUND                    101,018     13,050      3,457   $ 9,252       275,367

NATIONAL LIMITED-TERM TAX-FREE FUND          8,070        473      1,628        NA       205,377

NATIONAL TAX-FREE FUND                     225,863     26,302     16,808        NA       379,102

94 Wells Fargo Advantage Municipal Income Funds   Notes to Financial Statements

OTHER FEES AND EXPENSES

PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended June 30, 2008, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through October 31, 2008, with respect to the National Limited-Term Tax-Free Fund, and National Tax-Free Fund, and through October 31, 2009, with respect to the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, and Minnesota Tax-Free Fund, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the year ended June 30, 2008, were as follows:

                                                                                     Administrator
FUND                                      Class A     Class B   Class C    Class Z       Class
-------------------------------------     -------     -------   -------    -------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND       0.85%        NA       1.60%       NA         0.60%

CALIFORNIA TAX-FREE FUND                    0.80%      1.55%      1.55%       NA         0.55%

COLORADO TAX-FREE FUND                      0.85%      1.60%      1.60%       NA         0.60%

MINNESOTA TAX-FREE FUND                     0.85%      1.60%      1.60%     0.75%        0.60%

NATIONAL LIMITED-TERM TAX-FREE FUND         0.80%*     1.55%*     1.55%*      NA         0.60%

NATIONAL TAX-FREE FUND                      0.85%      1.60%      1.60%       NA         0.60%

* Effective November 1, 2007, the net operating expense ratios for the National Limited-Term Tax-Free Fund Class A, Class B and Class C shares decreased from 0.85% to 0.80%, from 1.60% to 1.55% and from 1.60% to 1.55%, respectively. The weighted blended net operating expense ratios for the year ended June 30, 2008, for the National Limited-Term Tax-Free Fund Class A, Class B and Class C shares were 0.82%, 1.57% and 1.57%, respectively.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended June 30, 2008, were as follows:

FUND                                          Purchases at Cost   Sales Proceeds
-------------------------------------         -----------------   --------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND           $  60,229,050     $   49,354,086

CALIFORNIA TAX-FREE FUND                          242,050,150        208,677,419

COLORADO TAX-FREE FUND                             18,841,944         13,713,769

MINNESOTA TAX-FREE FUND                            63,879,692         61,415,375

NATIONAL LIMITED-TERM TAX-FREE FUND                46,752,924         39,359,995

NATIONAL TAX-FREE FUND                            330,085,599        327,183,064

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended June 30, 2008, the Funds had no borrowings under the agreement.

Notes to Financial Statements   Wells Fargo Advantage Municipal Income Funds  95

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2008, and June 30, 2007, was as follows:

                                         Ordinary   Tax Exempt      Long-Term     Dividend Paid
                                          Income      Income      Capital Gain   on Redemptions      Total
FUND                                       2008        2008           2008            2008           2008
-------------------------------------    --------   -----------   -------------  --------------   -----------
CALIFORNIA LIMITED-TERM TAX-FREE FUND    $      0   $ 2,676,478   $         0         $   0       $ 2,676,478

CALIFORNIA TAX-FREE FUND                  375,509    20,914,325     1,487,277             0        22,777,111

COLORADO TAX-FREE FUND                          0     3,953,264        50,314             0         4,003,578

MINNESOTA TAX-FREE FUND                    68,561     7,071,840       450,734             0         7,591,135

NATIONAL LIMITED-TERM TAX-FREE FUND             0     3,465,742             0             0         3,465,742

NATIONAL TAX-FREE FUND                          0    11,721,284             0             0        11,721,284

                                         Ordinary   Tax Exempt      Long-Term     Dividend Paid
                                          Income      Income      Capital Gain   on Redemptions      Total
FUND                                       2007        2007           2007            2007            2007
-------------------------------------    --------   -----------   -------------  --------------   -----------
CALIFORNIA LIMITED-TERM TAX-FREE FUND    $ 66,042   $ 2,371,042   $         0         $   0       $ 2,437,084

CALIFORNIA TAX-FREE FUND                  596,974    20,196,186     1,053,051             0        21,846,211

COLORADO TAX-FREE FUND                      7,437     3,717,922             0             0         3,725,359

MINNESOTA TAX-FREE FUND                   159,731     7,141,066       288,311             0         7,589,108

NATIONAL LIMITED-TERM TAX-FREE FUND         2,629     3,439,277             0             0         3,441,906

NATIONAL TAX-FREE FUND                     72,334    11,149,715             0             0        11,222,049

As of June 30, 2008, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to tax deferrals on wash sales and to cost basis differences on account of market discount.

                                 Undistributed    Undistributed                   Unrealized
                                Ordinary Taxable   Tax-Exempt     Undistributed   Appreciation   Capital Loss
FUND                                 Income          Income      Long-Term Gain  (Depreciation)  Carryforward*     Total
------------------------------  ----------------  -------------  --------------  --------------  -------------  ------------
CALIFORNIA LIMITED-TERM           $         0      $   244,899    $         0    $  (658,857)    $  (377,187)   $  (791,145)
TAX-FREE FUND

CALIFORNIA TAX-FREE FUND                    0          748,272              0      6,525,859      (2,820,492)     4,453,639

COLORADO TAX-FREE FUND                      0          280,930         81,168          4,857               0        366,955

MINNESOTA TAX-FREE FUND                98,740          803,772              0      3,363,595              (4)     4,266,103

NATIONAL LIMITED-TERM TAX-FREE              0          196,541              0       (849,589)     (1,251,279)    (1,904,327)
FUND

NATIONAL TAX-FREE FUND                      0        1,525,853              0     (5,364,484)       (936,395)    (4,775,026)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Fund Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

96  Wells Fargo Advantage Municipal Income Funds   Notes to Financial Statements

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of June 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

9. SUBSEQUENT EVENT

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each an "Acquisition", and collectively the "Acquisitions"), as shown in the table below. Each Acquiring Fund was deemed to be the accounting survivor in each Acquisition.

Target Fund                                             Acquiring Fund
-----------------------------------             ------------------------------
National Limited-Term Tax-Free Fund             Short-Term Municipal Bond Fund

National Tax-Free Fund                               Municipal Bond Fund

The Acquisitions were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007, and by the shareholders of each Target Fund on June 30, 2008. The Acquisitions were accomplished through the following steps. In a tax-free exchange, the Short-Term Municipal Bond Fund issued 9,387,729 of its shares (valued at $91,094,764) in exchange for all of the assets and liabilities of the National Limited-Term Tax-Free Fund. The aggregate net assets of the National Limited-Term Tax-Free Fund as of July 18, 2008 were valued at $91,094,764, which included $(9,992) of net accumulated realized loss, $(402,947) of net unrealized depreciation, and $183,856 of undistributed net investment income, and were combined with those of the Short-Term Municipal Bond Fund. In a tax-free exchange, the Municipal Bond Fund issued 27,806,480 of its shares (valued at $256,539,705) in exchange for all of the assets and liabilities of the National Tax-Free Fund. The aggregate net assets of the National Tax-Free Fund as of July 18, 2008 were valued at $256,539,705, which included $(966,050) of net accumulated realized loss, $(4,296,161) of net unrealized depreciation, and $632,179 of undistributed net investment income, and were combined with those of the Municipal Bond Fund. Each Target Fund then liquidated by distributing the corresponding Acquiring Fund shares pro rata to the Target Fund shareholders, so that Target Fund shareholders received shares of a specified class of the corresponding Acquiring Fund with a total value equal to the value of their Target Fund shares. In connection with the Acquisitions, each Target Fund will be dissolved and terminated as a series of the Trust. The aggregate net assets of the Short-Term Municipal Bond Fund and the Municipal Bond Fund immediately after the Acquisitions totaled $907,951,496 and $656,849,735, respectively.

Report of Independent Registered Public     Wells Fargo Advantage Style Guide
Accounting Firm                             Annual Reports  97

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, and National Tax-Free Fund (collectively, the "Funds"), six of the Funds constituting the Wells Fargo Funds Trust, as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                                        [KPMG LLC LOGO]
Philadelphia, Pennsylvania
August 20, 2008

98  Wells Fargo Advantage Municipal Income Funds   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended June 30, 2008:

                                                       Long-Term
FUND                                                  Capital Gain
------------------------                              ------------
CALIFORNIA TAX-FREE FUND                               $1,487,277

COLORADO TAX-FREE FUND                                     50,314

MINNESOTA TAX-FREE FUND                                   450,734

For federal income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year ended JUne 30, 2008, as exempt-interest dividends under Section 852(b)(5) of the Code:

                                                       % Tax Exempt
                                                    Distribution Paid
                                                         From Net
                FUND                                Investment Income
-------------------------------------               -----------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND                     100.00%

CALIFORNIA TAX-FREE FUND                                   98.24%

COLORADO TAX-FREE FUND                                    100.00%

MINNESOTA TAX-FREE FUND                                   100.00%

NATIONAL LIMITED-TERM TAX-FREE FUND                       100.00%

NATIONAL TAX-FREE FUND                                    100.00%

For California income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year ended June 30, 2008, as California exempt-interest dividends under Section 17145 of California Revenue and Taxation Code:

                                                       California
                                                    Exempt-Interest
                FUND                                   Dividend
-------------------------------------               ---------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND                    100.00%

CALIFORNIA TAX-FREE FUND                                  99.84%

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount of their income dividends paid during the year ended June 30, 2008, as interest-related dividends:

                                                    Interest-Related
          FUND                                          Dividends
------------------------                            ----------------
CALIFORNIA TAX-FREE FUND                                $374,909

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended June 30, 2008, as short-term capital gain:

                                                     Short-Term
         FUND                                       Capital Gain
-----------------------                             ------------
MINNESOTA TAX-FREE FUND                               $68,561

Other Information (Unaudited)   Wells Fargo Advantage Municipal Income Funds  99

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Portfolio, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Portfolio is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information1 of each Portfolio. Each of the Trustees listed below acts in identical capacities for each of the 148 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                        Position Held and
Name and Age          Length of Service (2)           Principal Occupations During Past Five Years            Other Directorships
--------------------  ----------------------  -------------------------------------------------------------   -------------------
Thomas S. Goho        Trustee, since 1987     Co-Director for the Calloway School of Stephens University      None
65                                            of Wake Forest University. Prior thereto, the Thomas Goho
                                              Chair of Finance of Wake Forest University, Calloway School
                                              of Business and Accountancy, from 2006-2007 and Associate
                                              Professor of Finance from 1999 - 2005.

Peter G. Gordon       Trustee, since 1998;    Chairman, CEO and Co-Founder of Crystal Geyser Water Company    None
65                    Chairman, since 2005    and Prisident of Crystal Geyser Roxane Water Company
                      (Lead Trustee since
                      2001)

Olivia S. Mitchell    Trustee, since 2006     Professor of Insurance and Risk Management, Wharton School,     None
55                                            University of Pennsylvania. Director of the Boettner Center
                                              on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate,
                                              National Bureau of Economic Research.

Timothy J. Penny      Trustee, since 1996     President and CEO of Southern Minnesota Initiative Foundation,  None
56                                            a non-profit organization since 2007 and Senior Fellow at
                                              the Humphrey Institute Policy Forum at the University of
                                              Minnesota since 1995.

Donald C. Willeke     Trustee, since 1996     Principal of the law firm of Willeke & Daniels.                 None
68

INTERESTED TRUSTEE (3)

                        Position Held and
   Name and Age       Length of Service (2)           Principal Occupations During Past Five Years            Other Directorships
-------------------   ----------------------  -------------------------------------------------------------   -------------------
J. Tucker Morse       Trustee, since 1987     Private Investor/Real Estate Developer. Prior thereto,           None
63                                            Chairman of Whitepoint Capital, LLC until 2004.

100  Wells Fargo Advantage Municipal Income Funds  Other Information (Unaudited)

OFFICERS

                        Position Held and
Name and Age          Length of Service (2)           Principal Occupations During Past Five Years            Other Directorships
--------------------  ----------------------  -------------------------------------------------------------   -------------------
Karla M. Rabusch      President, since 2003   Executive Vice President of Wells Fargo Bank, N.A. and          None
49                                            President of Wells Fargo Funds Management, LLC since 2003.
                                              Senior Vice President and Chief Administrative Officer of
                                              Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman      Secretary, since 2000;  Senior Vice President and Secretary of Wells Fargo Funds        None
48                    Chief Legal Counsel,    Management, LLC since 2001. Vice President and Managing
                      since 2003              Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Stephen W. Leonhardt  Treasurer, since 2007   Vice President and Manager of Fund Accounting, Reporting and    None
49                                            Tax for Wells Fargo Funds Management, LLC since 2007.
                                              Director of Fund Administration and SEC Reporting for TIAA-
                                              CREF from 2005 to 2007. Chief Operating Officer for UMB Fund
                                              Services, Inc. from 2004 to 2005. Controller for Sungard
                                              Transaction Networks from 2002 to 2004.

Debra Ann Early       Chief Compliance        Chief Compliance Officer of Wells Fargo Funds Management, LLC   None
43                    Officer, since 2007     since 2007. Chief Compliance Officer of Parnassus Investments
                                              from 2005 to 2007. Chief Financial Officer of Parnassus
                                              Investments from 2004 to 2007 and Senior Audit Manager of
                                              PricewaterhouseCoopers LLP from 1998 to 2004.

----------------

(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of June 30, 2008, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

Other Information (Unaudited)   Wells Fargo Advantage Municipal Income Funds 101

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

CALIFORNIA LIMITED-TERM TAX-FREE FUND, CALIFORNIA TAX-FREE FUND, COLORADO TAX-FREE FUND,

MINNESOTA TAX-FREE FUND, NATIONAL LIMITED-TERM TAX-FREE FUND AND NATIONAL TAX-FREE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund and National Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 28, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 28, 2008, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management, and the appointment of a new Chief Compliance Officer for the Funds. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2007. The Board also considered these results in comparison to the median performance of a universe of relevant funds that was determined by Lipper Inc. ("Lipper") to be similar to the Funds (the "Universe"), as well as to the Funds'

102 Wells Fargo Advantage Municipal Income Funds   Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of each Fund was better than, equal to, or not appreciably below, the median performance of its Universe for all time periods.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the respective median fees of narrower groups of funds that were determined by Lipper to be the most similar to the Funds (the "Peer Group") and to other comparative data. The Board noted that the net operating expense ratios for each Fund were lower than, equal to, or not appreciably higher than, its respective Peer Group's median net operating expense ratios. The Board also noted that, at its regular meeting in November 2007, it had approved the reorganization of the National Limited-Term Tax-Free Fund and the National Tax-Free Fund into corresponding acquiring funds of the Trust (the "Acquiring Funds"), pending shareholder approval, and that, if the reorganization of the respective Fund were approved by the Fund's shareholders and consummated, such shareholders would receive shares of the Acquiring Fund, the net operating expense ratios of which would be lower for most share classes than the net operating expense ratios for the corresponding share classes of the Fund.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided. The Board considered and approved Funds Management's recommendation to reduce the Advisory Agreement Rates for each of the Funds in coming to its conclusion. The Board also considered and approved Funds Management's recommendation to reduce administration fees for certain share classes of the Funds in coming to its conclusion.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to the Funds. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2008 board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreement.

Other Information (Unaudited)   Wells Fargo Advantage Municipal Income Funds 103

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the February 2008 board meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

104 Wells Fargo Advantage Municipal Income Funds           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

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

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

[WELLS FARGO LOGO]

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds' Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(c) 2008 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds          111408 08-08

                                                                                                        AMIFLD/AR105 06-08

                                   (GRAPHIC)

Annual Report
June 30, 2008

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

-    WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND

-    WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

-    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

-    WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

WANT TO RECEIVE YOUR ANNUAL AND SEMI-ANNUAL REPORTS FASTER?

Sign up for e-delivery at www.wellsfargo.com/advantagefunds, Keyword: eDocs.

Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Intermediate Tax-Free Fund ...............................................     6
Municipal Bond Fund ......................................................    10
Short-Term Municipal Bond Fund ...........................................    14
Ultra Short-Term Municipal Income Fund ...................................    18
Wisconsin Tax-Free Fund ..................................................    22
FUND EXPENSES (UNAUDITED) ................................................    26
PORTFOLIO OF INVESTMENTS
Intermediate Tax-Free Fund ...............................................    29
Municipal Bond Fund ......................................................    40
Short-Term Municipal Bond Fund ...........................................    50
Ultra Short-Term Municipal Income Fund ...................................    62
Wisconsin Tax-Free Fund ..................................................    72
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    78
Statements of Operations .................................................    80
Statements of Changes in Net Assets ......................................    82
Financial Highlights .....................................................    88
NOTES TO FINANCIAL STATEMENTS ............................................    92
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   101
OTHER INFORMATION (UNAUDITED) ............................................   102
LIST OF ABBREVIATIONS ....................................................   108

The views expressed are as of June 30, 2008, and are those of the Fund managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

[GRAPHIC OMITTED]

WELLS FARGO
     INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 120 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

Integrity. Expertise. Solutions.
--------------------------------------------------------------------------------

GUIDED BY A DISTINGUISHED HERITAGE. Since 1852 Wells Fargo has distinguished itself by safely delivering people and their valuables to distant destinations. To meet the needs of a vibrant, expanding nation, the company successfully forged partnerships with local specialists who knew the terrain.

Although much has changed since then, WELLS FARGO ADVANTAGE FUNDS continues to put the same time and effort into selecting independent portfolio management teams who oversee our Funds. It's our way of maintaining this early commitment to integrity and expertise and to providing solutions that help you reach your destination.

INDEPENDENT THINKING. With a primary focus on delivering long-term performance and risk management, our approach offers investors access to the strategic thinking of independent investment teams from 15 different management firms. While each of our teams concentrates on a specific strategy, collectively they provide in-depth knowledge and insight across distinct investment styles.

TIME-TESTED APPROACH. Our teams are chosen for their expertise in particular investment styles and for their consistent, repeatable processes. All remain independent and free to concentrate solely on managing money and producing results. Our strict adherence to this approach provides a consistent focus on long-term results and allows investors to tap into the expertise of leading institutional investment managers to create fully diversified portfolios.

SOLUTIONS FOR EVERY STAGE. WELLS FARGO ADVANTAGE FUNDS provides investors with strategic investment solutions that help navigate the complex and ever-changing investment landscape. Our diverse family of mutual funds includes more than 100 Funds that cover a broad spectrum of investment styles and asset classes, and each Fund has its own disciplined approach to investing.


NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $150 BILLION IN ASSETS UNDER MANAGEMENT, AS OF June 30, 2008.

EQUITY FUNDS
--------------------------------------------------------------------------------
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS
--------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund 1
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund 1
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio
WealthBuilder Equity Portfolio
WealthBuilder Growth Allocation Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Moderate Balanced Portfolio
WealthBuilder Tactical Equity Portfolio
Target Today Fund 2
Target 2010 Fund 2
Target 2015 Fund 2
Target 2020 Fund 2
Target 2025 Fund 2
Target 2030 Fund 2
Target 2035 Fund 2
Target 2040 Fund 2
Target 2045 Fund 2
Target 2050 Fund 2

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
100% Treasury Money Market Fund 1
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund 1
Heritage Money Market Fund
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund 1

VARIABLE TRUST FUNDS 3
--------------------------------------------------------------------------------
VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

--------------------------------------------------------------------------------

1 The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

2 The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

3 The Variable Trust Funds are generally available only through insurance company variable contracts.


NOT PART OF THE SEMI-ANNUAL REPORT.

                 2 Wells Fargo Advantage Municipal Income Funds


                             Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
PRESIDENT
WELLS FARGO ADVANTAGE FUNDS

DURING THE PERIOD, THE ECONOMY STRUGGLED TO ABSORB SLOWER GROWTH, HIGH ENERGY AND COMMODITY PRICES, A CONTINUING CORRECTION IN THE HOUSING MARKET, AND TIGHTER LENDING PRACTICES THAT PRESENTED FINANCIAL CHALLENGES TO BUSINESSES, CONSUMERS, AND GOVERNMENT ENTITIES.

DEAR VALUED SHAREHOLDER,

We're pleased to offer you this annual report for the Wells Fargo Advantage Municipal Income Funds that covers the 12-month period that ended June 30, 2008. During the period, the economy struggled to absorb slower growth, high energy and commodity prices, a continuing correction in the housing market, and tighter lending practices that presented financial challenges to businesses, consumers, and government entities.

ECONOMIC HIGHLIGHTS

The fixed-income markets weathered many ups and downs during the last 12 months. Last summer, credit market liquidity began to dry up, sparking a global credit crunch. As a result, bond spreads widened while U.S. Treasuries rallied. This flight to quality in fixed-income markets continued and deepened throughout the end of the second half of 2007 and into the first quarter of 2008.

The ignition of the credit crunch came from massive defaults in subprime mortgages that had been securitized and levered through derivatives across a broad swath of the financial system. Global financial markets appeared to collectively discover that these debt obligations were held in many different types of structured debt products and that their expected cash flows were not likely to come in as promised. Thus, a broad deleveraging of financial exposure spread throughout the markets as investors fled risk and sought safety in U.S. Treasuries and the highest-quality securities. As a result, corporate bond and structured product spreads widened while municipal bonds fell out of favor compared with U.S. Treasuries.

These trends continued through both the third and fourth quarters of 2007 before reaching heightened levels of distress in the first quarter of 2008. Spreads widened substantially across the full breadth of the fixed-income markets, reaching their collective peaks around mid-March. The Fed intervened with substantive rate cuts throughout this period but accelerated its pace of monetary policy intervention in January by announcing an unscheduled 75 basis point (100 basis points equals 1.00%) cut in the federal funds rate on January 22, eight days before its scheduled meeting. At the scheduled meeting of January 30, the governing body cut the federal funds rate by another 50 basis points.

Liquidity problems in the credit markets peaked in mid-March 2008, punctuated by the insolvency of Bear Stearns. Because of the potential for systemic consequences to the whole financial system, the Federal Reserve orchestrated a buyout of the firm's assets to bolster market liquidity. These moves appeared to provide precisely the tonic that the markets needed. The second quarter of 2008 began with a strong rally in lower-quality bonds and a decline in prices of U.S. Treasuries. For the first quarter since the credit crunch began, lower-quality securities outperformed higher-grade securities. Municipal bonds rallied and led performance in most investment-grade fixed-income sectors for the first time in several quarters. However, by the end of June, credit concerns returned to the markets and bonds gave back a good amount of the April and May rallies. The second quarter of 2008 finished with generally lower spreads than those of the first quarter, but with a noticeable return to some of the credit concerns that had been the theme since the summer of 2007.

                 Wells Fargo Advantage Municipal Income Funds 3


                             Letter to Shareholders

FIXED-INCOME AND MUNICIPAL BOND MARKETS

Although credit markets were under liquidity pressures for most of the 12-month period, high-quality, fixed-income investments generally outpaced the returns in the U.S. stock markets during the same time period.

Market distress from the credit crunch peaked in the first quarter of 2008, which spurred a tremendous rally in U.S. Treasuries that significantly lowered their yields. At the same time, however, risk aversion in the municipal bond market was increasing sharply, fueled by a crisis of confidence in certain monoline insurers. This resulted in municipal bond yields that were significantly higher than U.S. Treasury yields. In fact, the ratios of municipal bond yields to those of U.S. Treasuries hit all-time highs in the middle of March. Typically, yields on municipal bonds are lower than U.S. Treasuries to account for their tax benefits, but the first quarter produced some extraordinary conditions. Municipal bonds with maturities shorter than three years reached yields that were 1.3 times the yield of the equivalent-maturity U.S. Treasury yield--an unprecedented level.

While the heightened volatility in the municipal bond market was challenging, conditions like these often produce potential relative value opportunities. Thus, active investment styles that opportunistically search for long-term relative value may be able to add securities with the potential for favorable long-term performance during periods of short-term volatility.

In April 2008, the risk aversion in fixed-income markets finally subsided. Municipal bonds and lower-quality bonds rallied for the first time in several months. U.S. Treasuries declined in value while lower-quality bonds rallied more than higher-quality bonds. Investors who had moved into municipal bonds during their strained valuations in March and over the previous months were rewarded by the price rally. While this was a welcome event in the municipal bond market, it was by no means an end to the potential risks in credit conditions. The April rally lasted through the beginning of May before risk aversion began to creep back in mid June. We continue to be in a challenging environment; however, with the volatility comes the potential for opportunities to find value.

PLANNING AHEAD

The uncertainty of future Fed action combined with other market forces supports our belief that successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes. Each Fund is managed according to a disciplined approach to investing that features the strategic thinking of portfolio managers chosen for their in-depth knowledge and methodology. We believe that our insistence on seeking investment teams who share our dedication to pursuing consistent long-term results offers you a way to navigate changing market conditions and move forward with your financial planning.

ALTHOUGH CREDIT MARKETS WERE UNDER LIQUIDITY PRESSURES FOR MOST OF THE 12-MONTH PERIOD, HIGH-QUALITY, FIXED-INCOME INVESTMENTS GENERALLY OUTPACED THE RETURNS IN THE U.S. STOCK MARKETS DURING THE SAME TIME PERIOD.

                 4 Wells Fargo Advantage Municipal Income Funds


                             Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,


/s/ Karla M. Rabusch
----------------------------------------
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 6 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION
July 31, 2001

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2008

INTERMEDIATE TAX-FREE FUND                       1 Year
--------------------------                       ------
Investor Class                                    3.67%
Lehman Brothers 7-Year Municipal Bond Index(1)    5.60%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 1.02%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING THE EXPENSES OF ANY MONEY MARKET FUND OR OTHER FUND HELD BY THE FUND.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF JUNE 30, 2008)

                              (PERFORMANCE CHART)


                     WELLS FARGO
                      ADVANTAGE               WELLS FARGO ADVANTAGE
                INTERMEDIATE TAX-FREE      INTERMEDIATE TAX-FREE FUND -     LEHMAN BROTHERS 7-YEAR
                   FUND - CLASS A               INVESTOR CLASS               MUNICIPAL BOND INDEX
                ---------------------      ----------------------------     ----------------------
  7/31/2001             10000                        10,000                        10,000
  8/31/2001             10214                        10,217                        10,151
  9/30/2001             10225                        10,231                        10,148
 10/31/2001             10351                        10,360                        10,250
 11/30/2001             10307                        10,318                        10,136
 12/31/2001             10249                        10,264                        10,053
  1/31/2002             10420                        10,437                        10,243
  2/28/2002             10541                        10,561                        10,378
  3/31/2002             10455                        10,478                        10,150
  4/30/2002             10599                        10,625                        10,400
  5/31/2002             10731                        10,760                        10,460
  6/30/2002             10847                        10,880                        10,584
  7/31/2002             10963                        10,999                        10,714
  8/31/2002             11074                        11,113                        10,848
  9/30/2002             11243                        11,286                        11,062
 10/31/2002             11049                        11,095                        10,893
 11/30/2002             11043                        11,091                        10,848
 12/31/2002             11227                        11,279                        11,094
  1/31/2003             11220                        11,276                        11,064
  2/28/2003             11367                        11,426                        11,227
  3/31/2003             11377                        11,440                        11,222
  4/30/2003             11443                        11,509                        11,297
  5/31/2003             11725                        11,796                        11,574
  6/30/2003             11734                        11,808                        11,520
  7/31/2003             11429                        11,505                        11,128
  8/31/2003             11506                        11,585                        11,229
  9/30/2003             11787                        11,871                        11,583
 10/31/2003             11766                        11,854                        11,519
 11/30/2003             11875                        11,966                        11,604
 12/31/2003             11962                        12,056                        11,698
  1/31/2004             12061                        12,159                        11,763
  2/29/2004             12224                        12,325                        11,953
  3/31/2004             12179                        12,284                        11,851
  4/30/2004             11981                        12,086                        11,560
  5/31/2004             11958                        12,065                        11,537
  6/30/2004             11992                        12,102                        11,577
  7/31/2004             12117                        12,230                        11,702
  8/31/2004             12334                        12,451                        11,938
  9/30/2004             12380                        12,499                        11,968
 10/31/2004             12495                        12,617                        12,053
 11/30/2004             12404                        12,528                        11,940
 12/31/2004             12523                        12,650                        12,067
  1/31/2005             12589                        12,720                        12,115
  2/28/2005             12552                        12,684                        12,045
  3/31/2005             12503                        12,636                        11,945
  4/30/2005             12653                        12,789                        12,156
  5/31/2005             12723                        12,859                        12,209
  6/30/2005             12802                        12,939                        12,262
  7/31/2005             12740                        12,877                        12,165
  8/31/2005             12857                        12,995                        12,283
  9/30/2005             12808                        12,945                        12,209
 10/31/2005             12737                        12,874                        12,130
 11/30/2005             12785                        12,922                        12,195
 12/31/2005             12891                        13,029                        12,272
    1/12006             12930                        13,069                        12,300
  2/28/2006             12991                        13,130                        12,342
  3/31/2006             12923                        13,061                        12,257
  4/30/2006             12938                        13,077                        12,272
  5/31/2006             13004                        13,143                        12,334
  6/30/2006             12958                        13,085                        12,276
  7/31/2006             13111                        13,252                        12,424
  8/31/2006             13276                        13,419                        12,590
  9/30/2006             13366                        13,510                        12,672
 10/31/2006             13445                        13,589                        12,734
 11/30/2006             13522                        13,667                        12,814
 12/31/2006             13487                        13,632                        12,760
  1/31/2007             13465                        13,610                        12,713
  2/28/2007             13616                        13,762                        12,865
  3/31/2007             13595                        13,741                        12,876
  4/30/2007             13649                        13,795                        12,900
  5/31/2007             13590                        13,736                        12,840
  6/30/2007             13530                        13,675                        12,794
  7/31/2007             13637                        13,784                        12,912
  8/31/2007             13667                        13,803                        12,999
  9/30/2007             13841                        13,978                        13,156
 10/31/2007             13900                        14,037                        13,196
 11/30/2007             13959                        14,110                        13,352
 12/31/2007             13969                        14,107                        13,406
  1/31/2008             14139                        14,278                        13,739
  2/28/2008             13650                        13,796                        13,284
  3/31/2008             13937                        14,072                        13,595
  4/30/2008             14024                        14,160                        13,614
  5/31/2008             14140                        14,277                        13,661
  6/30/2008             14028                        14,177                        13,510

----------
(1) Lehman Brothers 7-Year Municipal Bond Index is the 7-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND Class A and Investor Class shares for the life of the fund with the Lehman Brothers 7-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                 Wells Fargo Advantage Municipal Income Funds 7


                             Performance Highlights

                    WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's underperformance was mostly the result of an overweight in credit; an underweight in insured bonds relative to the benchmark helped performance.

- When there was extreme demand for quality we sold into strength and bought credit on weakness.

- Despite increasing credit exposure, the average credit quality of the Fund was A+.

UNUSUAL VOLATILITY CHARACTERIZED THE MUNICIPAL BOND MARKET DURING THE PERIOD.

Interest rates at the short-end of the yield curve declined by more than 170 basis points while yields at the long-end of the curve increased by almost 30 basis points. As a result, the yield curve steepened between 2-year and 10-year maturities from roughly 30 basis points at the beginning of the reporting period to over 140 basis points by the end of the period. Driving this volatility was a flight to quality as the subprime meltdown impacted equity and fixed income markets and investors sought a safe haven. The Fed did its part by lowering the federal funds rate and by opening the discount window to financial institutions outside of the banking industry. Municipal bonds were clearly not immune and came under pressure when certain troubled municipal bond insurers were downgraded. This resulted in a repricing of risk throughout the municipal bond market. Despite this volatility, the Fund reported positive performance, though it underperformed its benchmark.

The Fund's underperformance was the result of our overweight position in credit. Helping Fund performance was an underweight in insured bonds relative to the benchmark. Dramatic spread widening occurred for insured bonds as values were adjusted to reflect the underlying credit quality of the issuer. Uninsured bonds also declined in value even though their fundamental credit quality did not appear to change. We saw these events as an opportunity and began purchasing uninsured and insured bonds with strong underlying credit fundamentals. Trading activity also helped performance. When there was extreme demand for quality we sold into strength and bought credit on weakness. This especially helped in the second half of the reporting period as credit spreads began to tighten.

MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

0-1 Year       6%
1-3 Years     11%
3-5 Years     22%
5-10 Years    49%
10-20 Years   11%
20+ Years      1%

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

                 8 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND (CONTINUED)

IN TERMS OF CURVE POSITIONING, WE BEGAN THE REPORTING PERIOD WITH SLIGHT BARBELL IN THE CASH MARKET AND A CURVE STEEPENING TRADE IN THE U.S. TREASURY MARKET.

The curve steepening trade was an overlay trade where we were short ten-year U.S. Treasury futures and long two-year treasury futures on a duration neutral basis. This trade was designed to immediately take advantage of a steepening yield curve while we moved into the trade in the cash market. We ultimately altered our curve exposure and repositioned long-bonds to the short and intermediate parts of the curve in anticipation of long-end underperformance and the aforementioned curve steepening; we eventually took off the U.S. Treasury futures when the trade in the cash market was completed. We also brought down our interest rate exposure by modestly lowering duration.

In terms of sector rotation we decreased our holding of prerefunded bonds, selling into strength and increasing exposure to the hospital, tobacco, multi-family housing, charter school, and essential service revenue bond sectors.

We added to specialty state exposure, such as California, Florida, and New York at attractive levels but continued to maintain an underweight position relative to the benchmark. Finally, we increased our exposure to credit by buying on weakness and focusing on those issuers that were penalized even though there was no change in fundamental credit quality. Despite increasing credit exposure, the average credit quality of the Fund remained in the A+ category.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

AAA       24%
AA        23%
A         18%
BBB       18%
BB         2%
Cash       2%
Unrated   13%

THE SUBPRIME MORTGAGE CRISIS AND THE RESULTING IMPACT ON THE HOUSING MARKET IS ALMOST A YEAR OLD AND WE ARE WORKING OUR WAY THROUGH THE COMPLEXITIES.

The Fed acted decisively by lowering the discount rate five times during the period for a total reduction of 325 basis points (100 basis points equals 1.00%). In addition, the federal government added fiscal stimulus in the form of tax rebate checks to spur economic growth. While these efforts were positive, the economy remains sluggish and the extent and duration of current weakness is yet to be determined. Consequently, we are cautious going forward and will monitor data for signs of change.

Given our outlook, we are positioning the portfolio in a defensive manner and have become selective in choosing investments that we expect will outperform in this environment, for example, certain hospital systems and essential service revenue bonds. We are avoiding credits such as state and local general obligation bonds which we expect will come under pressure as economic weakness spreads to municipal credits. We have reduced our interest rate exposure and expect that we will maintain duration short to the benchmark for the foreseeable future. In addition, we remain focused on the short to intermediate part of the curve, essentially avoiding bonds outside of 15 years because we expect the long end of the curve to come under additional pressure.

                 Wells Fargo Advantage Municipal Income Funds 9


                             Performance Highlights

                    WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2008)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
                                                            Life of                                 Life of
INTERMEDIATE TAX-FREE FUND    6 Months*   1 Year   5 Year     Fund    6 Months*   1 Year   5 Year     Fund    Gross(5)   Net(6)
--------------------------    ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WFTAX)                 (2.59)    (0.57)    3.01      4.56       0.42      3.68     3.64      5.02      0.90%     0.70%
Class C (WFTFX)                 (0.96)     1.89     2.88      4.25       0.04      2.89     2.88      4.25      1.65%     1.45%
Administrator Class (WFITX)                                              0.44      3.61     3.66      5.06      0.81%     0.60%
Institutional Class (WITIX)                                              0.58      3.75     3.74      5.17      0.53%     0.42%
Investor Class (SIMBX)                                                   0.50      3.67     3.72      5.18      1.02%     0.75%
Lehman Brothers 7-Year
   Municipal Bond Index(1)                                               0.78      5.60     3.24      4.45

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class A and Class C shares on July 31, 2007 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. Performance shown prior to the inception of the Administrator Class shares on March 31, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Performance shown prior to the inception of the Institutional Class shares on March 31, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Returns for the Index shown in the Life of Fund column are as of the Fund inception date.

(5) For Class A and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For the Administrator Class, and Institutional Class, ratios reflect the gross expense ratios, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplements dated May 30, 2008, to the April 1, 2008, prospectus. For the Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the November 1, 2007, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

                 10 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION
October 23, 1986

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2008

MUNICIPAL BOND FUND                       1 Year
-------------------                       ------
Investor Class                             1.41%
Lehman Brothers Municipal Bond Index(1)    3.23%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.80% AND 0.97%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING THE EXPENSES OF ANY MONEY MARKET FUND OR OTHER FUND HELD BY THE FUND.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF JUNE 30, 2008)

                              (PERFORMANCE GRAPH)

                                       WELLS FARGO
                 WELLS FARGO       ADVANTAGE MUNICIPAL
             ADVANTAGE MUNICIPAL       BOND FUND -
             BOND FUND - CLASS A      INVESTOR CLASS      LB MUNI INDEX
             -------------------   -------------------   ---------------
 6/30/1998           9,550                10,000              10,000
 7/31/1998           9,584                10,036              10,025
 8/31/1998           9,720                10,179              10,180
 9/30/1998           9,818                10,283              10,307
10/31/1998           9,793                10,257              10,307
11/30/1998           9,832                10,299              10,343
12/31/1998           9,878                10,348              10,369
 1/31/1999           9,975                10,451              10,492
 2/28/1999           9,953                10,428              10,446
 3/31/1999           9,975                10,452              10,461
 4/30/1999          10,019                10,499              10,487
 5/31/1999           9,948                10,425              10,426
 6/30/1999           9,766                10,236              10,276
 7/31/1999           9,780                10,251              10,313
 8/31/1999           9,617                10,081              10,231
 9/30/1999           9,576                10,038              10,235
10/31/1999           9,341                 9,792              10,124
11/30/1999           9,413                 9,869              10,232
12/31/1999           9,230                 9,678              10,156
 1/31/2000           8,999                 9,436              10,111
 2/29/2000           9,113                 9,556              10,229
 3/31/2000           9,346                 9,802              10,452
 4/30/2000           9,300                 9,754              10,391
 5/31/2000           9,217                 9,667              10,337
 6/30/2000           9,390                 9,850              10,610
 7/31/2000           9,431                 9,893              10,758
 8/31/2000           9,526                 9,994              10,924
 9/30/2000           9,492                 9,958              10,867
10/31/2000           9,390                 9,853              10,986
11/30/2000           9,376                 9,838              11,069
12/31/2000           9,528                 9,999              11,342
 1/31/2001           9,678                10,157              11,455
 2/28/2001           9,682                10,162              11,491
 3/31/2001           9,757                10,241              11,594
 4/30/2001           9,694                10,176              11,468
 5/31/2001           9,778                10,265              11,592
 6/30/2001           9,861                10,352              11,669
 7/31/2001           9,975                10,472              11,842
 8/31/2001          10,104                10,608              12,037
 9/30/2001          10,067                10,568              11,997
10/31/2001          10,195                10,702              12,140
11/30/2001          10,096                10,599              12,037
12/31/2001           9,972                10,469              11,924
 1/31/2002          10,113                10,617              12,130
 2/28/2002          10,218                10,728              12,277
 3/31/2002          10,058                10,560              12,036
 4/30/2002          10,188                10,696              12,271
 5/31/2002          10,251                10,762              12,346
 6/30/2002          10,354                10,870              12,476
 7/31/2002          10,519                11,044              12,637
 8/31/2002          10,579                11,107              12,789
 9/30/2002          10,682                11,215              13,069
10/31/2002          10,442                10,963              12,852
11/30/2002          10,433                10,953              12,799
12/31/2002          10,617                11,146              13,069
 1/31/2003          10,562                11,088              13,036
 2/28/2003          10,706                11,240              13,218
 3/31/2003          10,682                11,214              13,226
 4/30/2003          10,794                11,332              13,313
 5/31/2003          11,045                11,595              13,625
 6/30/2003          11,046                11,597              13,567
 7/31/2003          10,780                11,317              13,092
 8/31/2003          10,848                11,388              13,190
 9/30/2003          11,123                11,678              13,578
10/31/2003          11,124                11,678              13,509
11/30/2003          11,262                11,824              13,650
12/31/2003          11,329                11,895              13,763
 1/31/2004          11,394                11,963              13,842
 2/29/2004          11,610                12,190              14,050
 3/31/2004          11,579                12,158              14,001
 4/30/2004          11,372                11,941              13,670
 5/31/2004          11,389                11,959              13,620
 6/30/2004          11,448                12,021              13,670
 7/31/2004          11,651                12,234              13,850
 8/31/2004          11,865                12,459              14,127
 9/30/2004          12,262                12,876              14,202
10/31/2004          12,401                13,023              14,324
11/30/2004          12,327                12,945              14,206
12/31/2004          12,492                13,119              14,380
 1/31/2005          12,626                13,261              14,514
 2/28/2005          12,613                13,248              14,466
 3/31/2005          12,578                13,211              14,375
 4/30/2005          12,728                13,372              14,602
 5/31/2005          12,816                13,465              14,705
 6/30/2005          12,929                13,585              14,797
 7/31/2005          12,934                13,576              14,730
 8/31/2005          13,088                13,752              14,879
 9/30/2005          13,011                13,672              14,779
10/31/2005          12,934                13,592              14,689
11/30/2005          12,992                13,639              14,759
12/31/2005          13,109                13,777              14,886
 1/31/2006          13,156                13,812              14,927
 2/28/2006          13,239                13,914              15,027
 3/31/2006          13,173                13,846              14,923
 4/30/2006          13,190                13,850              14,918
 5/31/2006          13,265                13,944              14,986
 6/30/2006          13,213                13,890              14,929
 7/31/2006          13,387                14,073              15,106
 8/31/2006          13,588                14,285              15,330
 9/30/2006          13,690                14,393              15,437
10/31/2006          13,780                14,488              15,534
11/30/2006          13,883                14,581              15,663
12/31/2006          13,857                14,570              15,609
 1/31/2007          13,848                14,562              15,569
 2/28/2007          14,022                14,745              15,774
 3/31/2007          13,999                14,721              15,735
 4/30/2007          14,061                14,787              15,781
 5/31/2007          13,993                14,701              15,712
 6/30/2007          13,924                14,644              15,630
 7/31/2007          14,002                14,711              15,751
 8/31/2007          13,904                14,625              15,683
 9/30/2007          14,115                14,847              15,915
10/31/2007          14,166                14,901              15,986
11/30/2007          14,201                14,923              16,088
12/31/2007          14,166                14,887              16,133
 1/31/2008          14,238                14,979              16,336
 2/28/2008          13,599                14,291              15,588
 3/31/2008          13,955                14,667              16,034
 4/30/2008          14,115                14,850              16,222
 5/31/2008          14,262                15,004              16,320
 6/30/2008          14,116                14,850              16,135

----------
(1) Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND Class A and Investor Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                Wells Fargo Advantage Municipal Income Funds 11


                             Performance Highlights

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Positive sector and security selection could not offset the Fund's credit overweight, which hampered performance relative to its benchmark.

- A tough credit environment combined with increased rate volatility highlighted the benefits of our diversification strategy.

- A housing-led economic slowdown combined with massive deleveraging contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

- The downgrading of several AAA-rated monoline insurers affected municipal bond investors and forced several of them to liquidate their holdings.

MUNICIPAL BONDS UNDERPERFORMED U.S. TREASURIES DURING THE PERIOD AS THE RESULT OF CREDIT RATING DOWNGRADES AND LIQUIDATIONS.

A declining housing market and problems in the subprime mortgage sector moved to center stage last summer, causing investor expectations to change. Fears that the Fed would increase the federal funds interest rate gave way to expectations that the Fed would ease interest rates in the hope of averting a U.S. recession. The treasury yield curve between 2 and 30 years quickly steepened as short-term interest rates declined faster than long-term rates. By the end of the period, the Fed had lowered short-term interest rates by a total of 3.25% to 2.00%.

During this time, yields on lower-quality bonds moved higher as credit fears spread throughout the marketplace. Corporate bonds and mortgage-backed securities were the first to be affected, followed by lower-quality municipal bonds. It's important to understand that the underperformance of municipals was not limited to lower-quality credits. By late 2007, the AAA-rating of several monoline insurers was put on the watchlist for downgrade by the rating agencies. Further downgrades occurred in early 2008, which forced many investors to liquidate these bonds. These forced liquidations caused municipal bonds to substantially underperform U.S. Treasuries in February 2008. With valuations (relative to U.S. Treasuries) at the most attractive levels the market has ever seen, we saw widespread buying in March, and this buying continued into the second quarter of 2008. While valuations had improved by the end of the period, we still believed that they remained attractive relative to taxable alternatives.

MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

0-1 Year        4%
1-3 Years       9%
3-5 Years      16%
5-10 Years     33%
10-20 Years    23%
20 + Years     15%

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

                 12 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing bonds in the municipal universe during the period. On the flipside, long-term bonds and lower-quality bonds performed poorly. Within the lower-quality sectors, corporate-backed, health care, and tobacco bonds were some of the worst performers.

THE COMBINED IMPACT OF BEING OVERWEIGHT CREDIT AND MAKING SOME OF OUR PURCHASES A LITTLE TOO EARLY NEGATIVELY AFFECTED THE FUND'S NEAR-TERM PERFORMANCE, BUT WE BELIEVE THAT CURRENT POSITIONING HAS THE POTENTIAL TO CONTRIBUTE TO BETTER LONG-TERM PERFORMANCE.

Based on our relative-value approach to investing, we had increased the Fund's exposure to higher-quality bonds in late 2006 and early 2007. The additional yield (spread) for buying a lower-quality bond relative to the associated credit risk did not look attractive to us. Our opinion changed as these spreads increased during the latter half of 2007 and early 2008, and we once again started to buy some of them. We specifically increased our exposure to charter schools, tobacco, and health care. Tobacco bonds continued to be a sector that we liked even though it was out-of-favor during the period. Relatively speaking, our tobacco bond allocation had a shorter overall duration than the benchmark's tobacco holdings which helped our relative performance in that sector. Charter school bonds came under pressure in late 2007 as new issue volume increased and yields had to increase in order to attract investors. In most cases, these schools receive funding directly from the state as long as they are in compliance with their charter's performance criteria. We look for schools that have an established history, solid board, strong demand characteristics, and sound financial performance. Within the health care sector, we have primarily focused on credits rated BBB or A. To pay for these purchases, we sold primarily insured or prerefunded bonds.

The Fund's duration was at or slightly below the benchmark's index during the period, and we were also underweight longer-term bonds (20+ years). This helped the Fund because the yield curve steepened and long-term rates increased in late 2007 and early 2008. That changed during the second quarter of 2008, when the yield curve flattened, long bonds did very well, and Fund performance suffered.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

AAA       13%
AA        20%
A         14%
BBB       23%
BB         3%
CCC        1%
Unrated   26%

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain volatile.

                Wells Fargo Advantage Municipal Income Funds 13


                             Performance Highlights

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2008)

                                   Including Sales Charge                Excluding Sales Charge          Expense Ratio
                             ------------------------------------  ----------------------------------  -----------------
MUNICIPAL BOND FUND          6 Months*   1 Year   5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)   Net(6)
---------------------------  ---------  --------  ------  -------  ---------  ------  ------  -------  --------  -------
Class A (WMFAX)               (4.88)     (3.20)    4.06     3.51     (0.35)    1.38    5.03     3.99     0.92%    0.75%
Class B (WMFBX)**             (5.72)     (4.38)    3.91     3.23     (0.72)    0.62    4.25     3.23     1.67%    1.50%
Class C (WMFCX)               (1.62)     (0.38)    4.25     3.23     (0.62)    0.62    4.25     3.23     1.67%    1.50%
Administrator Class (WMFDX)                                          (0.14)    1.65    5.27     4.13     0.84%    0.60%
Institutional Class (WMBIX)                                          (0.15)    1.50    5.09     4.04     0.57%    0.42%
Investor Class (SXFIX)                                               (0.25)    1.41    5.07     4.03     0.97%    0.80%
Lehman Brothers Municipal
   Bond Index(1)                                                      0.02     3.23    3.53     4.90

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. ADMINISTRATOR, INSTITUTIONAL AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class A, Class B, and Class C shares on April 11, 2005, reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class shares on April 11, 2005, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Performance shown prior to the inception of the Institutional Class shares on March 31, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For the Administrator Class, and Institutional Class, ratios reflect the gross expense ratios, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus. For the Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the November 1, 2007, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective March 31, 2008, the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, for the Class A, Class B and Class C shares of the Municipal Bond Fund decreased from 0.85% to 0.75%, from 1.60% to 1.50% and from 1.60% to 1.50%, respectively. Effective November 1, 2007, the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, for the Municipal Bond Fund Administrator Class increased from 0.48% to 0.60%, with the approval of the Board.

                 14 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION
December 31, 1991

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2008

SHORT-TERM MUNICIPAL BOND FUND                   1 Year
------------------------------                   ------
Investor Class                                    3.43%
Lehman Brothers 3-Year Municipal Bond Index(1)    5.58%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.66% AND 0.94%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING THE EXPENSES OF ANY MONEY MARKET FUND OR OTHER FUND HELD BY THE FUND.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF JUNE 30, 2008)

                              (PERFORMANCE GRAPH)

               WELLS FARGO ADVANTAGE       WELLS FARGO ADVANTAGE
             SHORT-TERM MUNICIPAL BOND   SHORT-TERM MUNICIPAL BOND   LEHMAN BROTHERS 3-YEAR
                   FUND - CLASS C          FUND - INVESTOR CLASS      MUNICIPAL BOND INDEX
             -------------------------   -------------------------   ----------------------
 6/30/1998             10,000                      10,000                    10,000
 7/31/1998             10,034                      10,044                    10,036
 8/31/1998             10,093                      10,113                    10,134
 9/30/1998             10,163                      10,194                    10,198
10/31/1998             10,176                      10,217                    10,248
11/30/1998             10,194                      10,245                    10,272
12/31/1998             10,240                      10,302                    10,297
 1/31/1999             10,307                      10,380                    10,390
 2/28/1999             10,324                      10,407                    10,402
 3/31/1999             10,344                      10,437                    10,411
 4/30/1999             10,376                      10,480                    10,443
 5/31/1999             10,351                      10,465                    10,428
 6/30/1999             10,234                      10,357                    10,366
 7/31/1999             10,265                      10,398                    10,417
 8/31/1999             10,251                      10,395                    10,430
 9/30/1999             10,260                      10,414                    10,469
10/31/1999             10,227                      10,391                    10,470
11/30/1999             10,266                      10,442                    10,516
12/31/1999             10,236                      10,422                    10,499
 1/31/2000             10,201                      10,396                    10,518
 2/29/2000             10,240                      10,446                    10,551
 3/31/2000             10,317                      10,535                    10,606
 4/30/2000             10,312                      10,541                    10,607
 5/31/2000             10,290                      10,529                    10,618
 6/30/2000             10,378                      10,629                    10,752
 7/31/2000             10,428                      10,692                    10,839
 8/31/2000             10,496                      10,771                    10,922
 9/30/2000             10,518                      10,805                    10,925
10/31/2000             10,539                      10,837                    10,986
11/30/2000             10,548                      10,857                    11,031
12/31/2000             10,625                      10,948                    11,154
 1/31/2001             10,699                      11,035                    11,323
 2/28/2001             10,707                      11,053                    11,367
 3/31/2001             10,763                      11,123                    11,447
 4/30/2001             10,760                      11,131                    11,430
 5/31/2001             10,826                      11,210                    11,535
 6/30/2001             10,869                      11,265                    11,586
 7/31/2001             10,942                      11,353                    11,680
 8/31/2001             11,029                      11,454                    11,802
 9/30/2001             11,017                      11,454                    11,861
10/31/2001             11,078                      11,529                    11,937
11/30/2001             11,072                      11,534                    11,900
12/31/2001             11,042                      11,514                    11,889
 1/31/2002             11,125                      11,613                    12,040
 2/28/2002             11,197                      11,699                    12,130
 3/31/2002             11,110                      11,620                    11,949
 4/30/2002             11,208                      11,734                    12,125
 5/31/2002             11,227                      11,766                    12,195
 6/30/2002             11,297                      11,851                    12,300
 7/31/2002             11,346                      11,915                    12,396
 8/31/2002             11,397                      11,981                    12,475
 9/30/2002             11,443                      12,042                    12,573
10/31/2002             11,330                      11,935                    12,505
11/30/2002             11,368                      11,987                    12,508
12/31/2002             11,463                      12,099                    12,688
 1/31/2003             11,489                      12,139                    12,728
 2/28/2003             11,549                      12,213                    12,810
 3/31/2003             11,535                      12,212                    12,795
 4/30/2003             11,559                      12,262                    12,830
 5/31/2003             11,677                      12,387                    12,929
 6/30/2003             11,698                      12,433                    12,908
 7/31/2003             11,613                      12,356                    12,792
 8/31/2003             11,656                      12,404                    12,857
 9/30/2003             11,734                      12,500                    13,050
10/31/2003             11,730                      12,509                    12,988
11/30/2003             11,758                      12,565                    13,000
12/31/2003             11,766                      12,586                    13,028
 1/31/2004             11,785                      12,619                    13,073
 2/29/2004             11,839                      12,674                    13,184
 3/31/2004             11,833                      12,681                    13,148
 4/30/2004             11,769                      12,638                    13,016
 5/31/2004             11,740                      12,605                    12,964
 6/30/2004             11,761                      12,653                    12,987
 7/31/2004             11,831                      12,741                    13,083
 8/31/2004             11,912                      12,839                    13,221
 9/30/2004             11,930                      12,871                    13,236
10/31/2004             11,974                      12,931                    13,273
11/30/2004             11,956                      12,924                    13,209
12/31/2004             12,005                      12,990                    13,260
 1/31/2005             12,010                      13,006                    13,243
 2/28/2005             12,027                      13,036                    13,204
 3/31/2005             12,021                      13,043                    13,161
 4/30/2005             12,041                      13,075                    13,228
 5/31/2005             12,065                      13,112                    13,252
 6/30/2005             12,113                      13,174                    13,320
 7/31/2005             12,123                      13,196                    13,288
 8/31/2005             12,159                      13,231                    13,332
 9/30/2005             12,156                      13,252                    13,339
10/31/2005             12,142                      13,247                    13,319
11/30/2005             12,167                      13,283                    13,331
12/31/2005             12,206                      13,336                    13,378
 1/31/2006             12,233                      13,376                    13,407
 2/28/2006             12,257                      13,411                    13,418
 3/31/2006             12,246                      13,409                    13,394
 4/30/2006             12,273                      13,448                    13,416
 5/31/2006             12,301                      13,489                    13,463
 6/30/2006             12,303                      13,502                    13,439
 7/31/2006             12,370                      13,571                    13,531
 8/31/2006             12,424                      13,655                    13,636
 9/30/2006             12,465                      13,710                    13,699
10/31/2006             12,494                      13,752                    13,740
11/30/2006             12,535                      13,807                    13,788
12/31/2006             12,540                      13,823                    13,785
 1/31/2007             12,556                      13,851                    13,785
 2/28/2007             12,596                      13,905                    13,878
 3/31/2007             12,627                      13,949                    13,919
 4/30/2007             12,657                      13,993                    13,947
 5/31/2007             12,663                      14,009                    13,946
 6/30/2007             12,654                      14,010                    13,957
 7/31/2007             12,699                      14,070                    14,046
 8/31/2007             12,718                      14,103                    14,124
 9/30/2007             12,790                      14,193                    14,222
10/31/2007             12,851                      14,271                    14,291
11/30/2007             12,885                      14,320                    14,401
12/31/2007             12,921                      14,370                    14,474
 1/31/2008             12,998                      14,467                    14,784
 2/28/2008             12,807                      14,265                    14,586
 3/31/2008             12,923                      14,405                    14,798
 4/30/2008             12,970                      14,468                    14,781
 5/31/2008             13,031                      14,547                    14,833
 6/30/2008             12,971                      14,490                    14,735

----------
(1) Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND Class C and Investor Class shares for the most recent ten years with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class C and Investor Class shares and reflects all operating expenses and, for Class C shares, assumes the maximum contingent deferred sales charge of 1.00%.

                 Wells Fargo Advantage Municipal Income Funds 15


                             Performance Highlights

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Positive sector and security selection could not offset the Fund's credit overweight, which hampered performance relative to its benchmark.

- Dislocations in the auction rate securities (ARS) market and variable rate demand note (VRDN) market provided opportunities for investors who could properly analyze different structures and credits.

- A housing-led economic slowdown combined with massive deleveraging contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

- The downgrading of several AAA monoline insurers affected municipal bond investors and forced several of them to liquidate their holdings.

SHORT-TERM INTEREST RATES DECLINED RAPIDLY IN THE LATTER HALF OF 2007 AND EARLY 2008 AS THE FED PROVIDED SHORT-TERM LENDING TO FINANCIAL INSTITUTIONS AS A WAY OF INCREASING LIQUIDITY AND COUNTERACTING THE CONTRACTING CREDIT MARKETS AND A SLOWING U.S. ECONOMY.

The federal funds rate declined from 5.25% in August 2007 to 2.00% by end of April 2008. These rate reductions combined with growing inflation fears caused the treasury yield curve in the 2- to 30-year range to steepen by almost 200 basis points and the similar municipal curve to steepen by about 140 basis points (100 basis points equals 1.00%). The short end of the municipal curve (one year versus five years) also steepened by about 140 basis points. At the beginning of the period, investors only received an additional 20 basis points of yield to extend their maturity by four years. By the end of the period, they were getting paid 160 basis points to do the same extension.

While rates for short-term, high-quality municipal bonds were moving lower, the same rates on lower-quality bonds were unchanged or higher as investors became more adverse to risk. This aversion to risk was prevalent across all asset classes but became more pronounced in the municipal market when several of the monoline insurers were downgraded in late 2007 and early 2008. The initial impact of the downgrades was felt by money market and other short-term investment vehicles that have mandated liquidity and ratings standards that they must maintain. ARS and VRDN yields increased very quickly as investors tried to liquidate their downgraded holdings. As yields increased, investors--who could distinguish the good bonds from the bad--were able to purchase short-term holdings at very attractive yields. While many issuers were quick to refinance these securities, with the downgrade of AMBAC and MBIA in May 2008, several new opportunities presented themselves.

                 16 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing bonds in the municipal universe. Within the lower quality sectors, corporate-backed, health care, and tobacco bonds were some of the worst performers.

MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

0-1 Year      16%
1-3 Years     39%
3-5 Years     37%
5-10 Years     6%
10-20 Years    1%
20+ Years      1%

THE COMBINED IMPACT OF BEING OVERWEIGHT CREDIT AND MAKING SOME OF OUR PURCHASES A LITTLE TOO EARLY NEGATIVELY AFFECTED THE FUND'S NEAR-TERM PERFORMANCE, BUT WE BELIEVE THAT CURRENT POSITIONING HAS THE POTENTIAL TO CONTRIBUTE TO BETTER LONG-TERM PERFORMANCE.

Based on our relative value approach to investing, we had increased the Fund's exposure to higher-quality bonds in late 2006 and early 2007. The additional yield (spread) for buying a lower-quality bond relative to the associated credit risk did not look attractive to us. Our opinion changed as these spreads increased during the latter half of 2007 and early 2008, and we once again started to buy some of them. We specifically increased our exposure to health care, tobacco, and bonds with good underlying ratings that were insured by weak monoline insurers. Within the health care sector, we primarily focused on credits rated BBB or A. Within the tobacco sector, we targeted bonds with shorter maturities that have minimal credit impact from a long-term decline in cigarette consumption. To pay for these purchases, we sold primarily prerefunded bonds.

While we did increase the Fund's duration, we were still slightly short relative to the stated benchmark. In a period of declining rates, this contributed to the Fund's underperformance relative to its benchmark.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

AAA           28%
AA            23%
A             16%
BBB           14%
B              2%
Cash           1%
Unrated       16%

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE-VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain unpredictable.

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

                 Wells Fargo Advantage Municipal Income Funds 17


                             Performance Highlights

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2008)

                                         Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                 -------------------------------------   -------------------------------------   -----------------
SHORT-TERM MUNICIPAL BOND FUND   6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
------------------------------   ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class C (WSSCX)                    (0.62)     1.50     2.09      2.64       0.38      2.50     2.09      2.64      1.62%     1.35%
Institutional Class (WSBIX)                                                 1.01      3.60     3.14      3.80      0.54%     0.40%
Investor Class (STSMX)                                                      0.84      3.43     3.11      3.78      0.94%     0.66%
Lehman Brothers 3-Year
   Municipal Bond Index(1)                                                  1.80      5.58     2.68      3.95

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class C shares on January 31, 2003, reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Institutional Class shares on March 31, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) For Class C shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective July 18, 2008, as stated in the supplement dated July 18, 2008 to the June 20, 2008, prospectus. As of June 30, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.62% for Class C shares. For the Institutional Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus. For the Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the November 1, 2007, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. For Class C shares, ratio reflects the net expense ratio effective July 18, 2008, as stated in the supplement dated July 18, 2008 to the June 20, 2008, prospectus for Class C shares. As of June 30, 2008, the net expense ratio was 1.55% for Class C shares, excluding the expenses of any money market fund or other fund held by the Fund.

                 18 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE
THE WELLS FARGO ADVANTAGE ULTRA SHORT- TERM MUNICIPAL INCOME FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION
November 30, 1995

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND           1 Year
--------------------------------------           ------
Investor Class                                    4.10%
Lehman Brothers 1-Year Municipal Bond Index(1)    4.95%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.72% AND 1.03%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING THE EXPENSES OF ANY MONEY MARKET FUND OR OTHER FUND HELD BY THE FUND.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF JUNE 30, 2008)

                              (PERFORMANCE GRAPH)

                                         WELLS FARGO ADVANTAGE           WELLS FARGO ADVANTAGE
                              ULTRA SHORT-TERM                ULTRA SHORT-TERM
                            MUNICIPAL INCOME FUND       MUNICIPAL INCOME FUND -       LEHMAN BROTHERS 1-YEAR
                                  - CLASS A                    INVESTOR CLASS           MUNICIPAL BOND INDEX

       6/30/1998                    10000                           10000                   10,000
       7/31/1998                    10034                           10038                   10,034
       8/31/1998                    10082                           10090                   10,095
       9/30/1998                    10113                           10125                   10,143
      10/31/1998                    10145                           10162                   10,191
      11/30/1998                    10174                           10195                   10,221
      12/31/1998                    10209                           10234                   10,250
       1/31/1999                    10235                           10265                   10,307
       2/28/1999                    10261                           10295                   10,344
       3/31/1999                    10291                           10329                   10,353
       4/30/1999                    10324                           10367                   10,377
       5/31/1999                    10333                           10381                   10,397
       6/30/1999                    10344                           10396                   10,388
       7/31/1999                    10378                           10434                   10,425
       8/31/1999                    10389                           10449                   10,450
       9/30/1999                    10400                           10465                   10,486
      10/31/1999                    10412                           10482                   10,508
      11/30/1999                    10445                           10519                   10,541
      12/31/1999                    10462                           10541                   10,549
       1/31/2000                    10452                           10535                   10,590
       2/29/2000                    10486                           10573                   10,621
       3/31/2000                    10524                           10616                   10,667
       4/30/2000                    10535                           10632                   10,693
       5/31/2000                    10532                           10633                   10,711
       6/30/2000                    10593                           10699                   10,798
       7/31/2000                    10649                           10760                   10,858
       8/31/2000                    10685                           10801                   10,914
       9/30/2000                    10702                           10822                   10,938
      10/31/2000                    10740                           10887                   10,990
      11/30/2000                    10757                           10909                   11,031
      12/31/2000                    10820                           10955                   11,114
       1/31/2001                    10856                           10995                   11,245
       2/28/2001                    10886                           11032                   11,282
       3/31/2001                    10923                           11074                   11,341
       4/30/2001                    10958                           11114                   11,362
       5/31/2001                    10993                           11154                   11,442
       6/30/2001                    11027                           11193                   11,488
       7/31/2001                    11058                           11228                   11,538
       8/31/2001                    11090                           11243                   11,608
       9/30/2001                    11115                           11294                   11,665
      10/31/2001                    11142                           11326                   11,716
      11/30/2001                    11103                           11291                   11,726
      12/31/2001                    11107                           11299                   11,755
       1/31/2002                    11134                           11331                   11,851
       2/28/2002                    11159                           11360                   11,893
       3/31/2002                    11138                           11342                   11,810
       4/30/2002                    11163                           11372                   11,900
       5/31/2002                    11191                           11404                   11,952
       6/30/2002                    11238                           11455                   12,011
       7/31/2002                    11264                           11486                   12,055
       8/31/2002                    11291                           11520                   12,095
       9/30/2002                    11335                           11570                   12,123
      10/31/2002                    11317                           11551                   12,105
      11/30/2002                    11343                           11582                   12,131
      12/31/2002                    11367                           11611                   12,208
       1/31/2003                    11392                           11640                   12,237
       2/28/2003                    11414                           11690                   12,267
       3/31/2003                    11412                           11692                   12,267
       4/30/2003                    11458                           11719                   12,281
       5/31/2003                    11503                           11770                   12,321
       6/30/2003                    11520                           11791                   12,337
       7/31/2003                    11514                           11788                   12,332
       8/31/2003                    11531                           11811                   12,348
       9/30/2003                    11523                           11806                   12,406
      10/31/2003                    11539                           11826                   12,392
      11/30/2003                    11554                           11846                   12,404
      12/31/2003                    11571                           11867                   12,418
       1/31/2004                    11589                           11890                   12,444
       2/29/2004                    11579                           11883                   12,488
       3/31/2004                    11570                           11853                   12,490
       4/30/2004                    11563                           11874                   12,460
       5/31/2004                    11556                           11871                   12,440
       6/30/2004                    11573                           11893                   12,452
       7/31/2004                    11591                           11915                   12,501
       8/31/2004                    11631                           11960                   12,554
       9/30/2004                    11624                           11956                   12,546
      10/31/2004                    11643                           11980                   12,546
      11/30/2004                    11565                           11904                   12,530
      12/31/2004                    11610                           11955                   12,549
       1/31/2005                    11632                           11980                   12,559
       2/28/2005                    11627                           11979                   12,558
       3/31/2005                    11646                           12002                   12,548
       4/30/2005                    11598                           11952                   12,572
       5/31/2005                    11649                           12005                   12,587
       6/30/2005                    11675                           12033                   12,640
       7/31/2005                    11701                           12061                   12,647
       8/31/2005                    11728                           12089                   12,668
       9/30/2005                    11779                           12142                   12,691
      10/31/2005                    11806                           12146                   12,695
      11/30/2005                    11810                           12175                   12,704
      12/31/2005                    11866                           12208                   12,737
       1/31/2006                    11873                           12240                   12,773
       2/28/2006                    11901                           12270                   12,785
       3/31/2006                    11934                           12303                   12,794
       4/30/2006                    11964                           12334                   12,819
       5/31/2006                    11996                           12367                   12,864
       6/30/2006                    12003                           12375                   12,876
       7/31/2006                    12063                           12436                   12,930
       8/31/2006                    12097                           12471                   12,995
       9/30/2006                    12156                           12532                   13,047
      10/31/2006                    12191                           12568                   13,082
      11/30/2006                    12226                           12604                   13,121
      12/31/2006                    12237                           12616                   13,144
       1/31/2007                    12273                           12653                   13,169
       2/28/2007                    12307                           12715                   13,223
       3/31/2007                    12345                           12727                   13,264
       4/30/2007                    12383                           12767                   13,293
       5/31/2007                    12422                           12807                   13,323
       6/30/2007                    12434                           12819                   13,350
       7/31/2007                    12473                           12860                   13,401
       8/31/2007                    12488                           12902                   13,452
       9/30/2007                    12593                           12983                   13,530
      10/31/2007                    12638                           13029                   13,581
      11/30/2007                    12681                           13073                   13,646
      12/31/2007                    12725                           13119                   13,719
       1/31/2008                    12771                           13167                   13,905
       2/28/2008                    12734                           13129                   13,841
       3/31/2008                    12811                           13208                   13,956
       4/30/2008                    12855                           13282                   13,959
       5/31/2008                    12956                           13358                   14,015
       6/30/2008                    12944                           13345                   14,011







----------
(1) Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND Class A and Investor Class shares for the life of the Fund with the Lehman Brothers 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

                 Wells Fargo Advantage Municipal Income Funds 19


                             Performance Highlights

        WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark because it had a shorter duration (less interest rate exposure). Short-term rates rallied by about 60 basis points (100 basis points equals 1.00%) during the quarter which was favorable for investors with more interest rate exposure. The target duration for the Fund is nine months, while the duration for the Fund's benchmark is approximately 1.35 years. Thus the longer duration of the index was more in favor this quarter compared to the Fund's shorter duration.

- Dislocations related to municipal auction rate securities (ARS) and variable rate demand notes (VRDNs) provided opportunities to add additional yield to the Fund.

- The municipal yield curve was very steep between one and two year maturities. The Fund's ability to buy bonds outside the maturity range of money market funds allows us to buy bonds at cheaper prices now and sell them at higher prices when they become money-market fund eligible.

CONCERNS RELATED TO THE HOUSING MARKET AND RISING ENERGY PRICES CAUSED CONSUMER CONFIDENCE TO FALL AND USHERED IN A PERIOD OF SLOW ECONOMIC GROWTH.

In an effort to help move the economy forward, the Fed lowered the federal funds rate from 5.25% to 2.00% over the course of the period. The municipal bond market was not immune to the market's adjustment to subprime exposure, rising prices, and slower growth. It wasn't long before credit problems with certain monoline insurers triggered volatility in the municipal bond market. These insurers traditionally insure tax-exempt bonds, which historically have had very low default rates. However, these monoline insurers increased their risk profile when they also started insuring more structured debt backed by corporate loans, residential homes, home equity lines of credit and other types of collateral. As the number of defaults in these structured products increased, the ratings of the insurers came under scrutiny. Radian and ACA were the first to be downgraded and speculation mounted that some or all of the AAA-rated insurers also had exposure to structured debt. The short end of the municipal marketplace was particularity impacted by this uncertainty because downgrades caused forced selling by tax-exempt money market funds. As a result, hedge funds invested in municipal bonds were forced to unwind as funding costs on the front-end of the curve became too high. Overlapping the unwinding of hedge funds was the growing uncertainty of the auction rate market, particularity in student loan and closed-end mutual fund auctions.

MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2008)

                                   (PIE CHART)

0-1 Year        58%
1-3 Years       32%
3-5 Years        8%
5-10 Years       2%

----------
(3) The credit ratings indicated are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

                 20 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

THE OVERALL STRUCTURE OF THE PORTFOLIO REMAINED RELATIVELY STABLE, BUT WE DID TAKE ADVANTAGE OF THE DISLOCATIONS IN THE SHORT END OF THE MARKET TO ADD TO OUR HOLDINGS OF AUCTION-RATE SECURITIES AND VARIABLE-RATE DEMAND NOTES.

The bonds that we purchased were backed by high-quality issuers and also had high maximum reset rates. These issuers had the ability--and the incentive--to refinance these bonds. We also bought bonds with short put dates (one, two, or even three years) that were issued to refund ARS and VRDNs. In addition, we added bonds with strong underlying ratings that were enhanced by insurers who came under pressure. In many cases, investors who did not have access to research staffs and simply relied on the AAA-rating of the insurer, found themselves in the position of wanting to sell these bonds. In our case, our research team helps us to determine when the valuations are attractive.

AAA-rated prerefunded bonds and other high quality bonds were some of the best performing sectors during the period, and we took advantage of several opportunities to sell positions at compressed spreads from where we bought them. We also selectively added bonds issued for airports and corporate obligations as spreads in out-of-favor sectors widened. While we will continue to look for opportunities in lower-rated or non-rated bonds, the Fund's average credit quality is AA- (the highest it has been in over eight years) and our exposure to non-rated bonds is less than 12%. (the lowest it has been in over eight years)

CREDIT QUALITY(3)
(AS OF JUNE 30, 2008)

                                   (PIE CHART)

AAA       18%
AA        43%
A         16%
BBB        9%
BB         1%
Cash       1%
Unrated   12%

WE EXPECT TO STAY WITH OUR DISCIPLINE OF SEARCHING FOR INEFFICIENCIES IN THE SHORT END OF THE MUNICIPAL MARKET TO ADD VALUE.

We believe that the slight changes we made to the portfolio have the potential to help the Fund withstand various interest rate environments. While we ordinarily don't take aggressive positions on interest rates, the duration of the Fund was slightly longer than our target duration for most of the period. Because nominal yields on short municipal securities exceeded short U.S. Treasury yields, we have taken the opportunity to buy slightly longer municipal bonds while offsetting the duration by shorting U.S. Treasury futures. We have recently started to unwind this trade and are shortening the duration of the Fund because we believe that the Fed will increase interest rates later in 2008.

                 Wells Fargo Advantage Municipal Income Funds 21


                             Performance Highlights

        WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2008)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
ULTRA SHORT-TERM              -------------------------------------   -------------------------------------   -----------------
MUNICIPAL INCOME FUND         6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
---------------------         ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SMAVX)                 (0.31)     2.02     1.95      2.41       1.72      4.10     2.36      2.61      0.92%     0.67%
Class C (WFUSX)                  0.51      2.52     1.82      2.18       1.51      3.52     1.82      2.18      1.67%     1.42%
Institutional Class (SMAIX)                                              1.90      4.47     2.86      3.21      0.57%     0.37%
Investor Class (SMUAX)                                                   1.72      4.10     2.51      2.93      1.03%     0.72%
Lehman Brothers 1-Year
   Municipal Bond Index(1)                                               2.13      4.95     2.58      3.43

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from October 2, 2000 through June 20, 2008, includes Advisor Class expenses, and where indicated, is adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class A shares on October 2, 2000, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and, where indicated, Class A sales charges. Performance shown prior to the inception of the Class C shares on March 31, 2008, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Institutional Class shares on July 31, 2000, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) Effective June 20, 2008, the Advisor Class of the Ultra Short-Term Municipal Income Fund was renamed Class A and was modified to assume the features and attributes of Class A. For Class A and Class C shares, ratios reflect the gross expense ratios, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. For Institutional Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the April 1, 2008, prospectus. For the Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the November 1, 2007, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective June 20, 2008, the Advisor Class of the Ultra Short-Term Municipal Income Fund was renamed Class A and was modified to assume the features and attributes of Class A, and the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, for the Class A shares of the Ultra Short-Term Municipal Income Fund decreased from 0.72% to 0.67%.

                 22 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Wisconsin individual income tax.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION
April 6, 2001

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2008

WISCONSIN TAX-FREE FUND                   1 Year
-----------------------                   ------
Investor Class                             3.16%
Lehman Brothers Municipal Bond Index(1)    3.23%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 1.09%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF JUNE 30, 2008)

                               (PERFORMANCE CHART)

                                           WELLS FARGO ADVANTAGE         WELLS FARGO ADVANTAGE
                            WISCONSIN TAX-FREE FUND -     WISCONSIN TAX-FREE FUND -
                                   CLASS A                   INVESTOR CLASS                LB MUNI BOND INDEX

       4/6/2001                     9550                          10000                         10,000
      4/30/2001                     9522                           9975                          9,892
      5/31/2001                     9661                          10127                          9,998
      6/30/2001                     9744                          10219                         10,065
      7/31/2001                     9873                          10359                         10,214
      8/31/2001                    10016                          10515                         10,382
      9/30/2001                     9996                          10500                         10,348
     10/31/2001                    10120                          10636                         10,471
     11/30/2001                    10050                          10568                         10,383
     12/31/2001                     9974                          10494                         10,284
      1/31/2002                    10113                          10647                         10,463
      2/28/2002                    10234                          10778                         10,589
      3/31/2002                    10051                          10592                         10,381
      4/30/2002                    10275                          10834                         10,584
      5/31/2002                    10334                          10902                         10,648
      6/30/2002                    10437                          11016                         10,761
      7/31/2002                    10582                          11176                         10,899
      8/31/2002                    10698                          11304                         11,031
      9/30/2002                    10908                          11532                         11,272
     10/31/2002                    10739                          11360                         11,085
     11/30/2002                    10692                          11316                         11,039
     12/31/2002                    10900                          11542                         11,272
      1/31/2003                    10873                          11521                         11,244
      2/28/2003                    11017                          11679                         11,401
      3/31/2003                    11057                          11728                         11,408
      4/30/2003                    11142                          11824                         11,483
      5/31/2003                    11392                          12094                         11,752
      6/30/2003                    11349                          12053                         11,702
      7/31/2003                    10954                          11639                         11,292
      8/31/2003                    11019                          11713                         11,377
      9/30/2003                    11312                          12028                         11,711
     10/31/2003                    11261                          11980                         11,652
     11/30/2003                    11368                          12097                         11,774
     12/31/2003                    11453                          12192                         11,871
      1/31/2004                    11500                          12245                         11,939
      2/29/2004                    11627                          12385                         12,119
      3/31/2004                    11588                          12348                         12,077
      4/30/2004                    11370                          12119                         11,791
      5/31/2004                    11339                          12089                         11,748
      6/30/2004                    11375                          12130                         11,791
      7/31/2004                    11511                          12278                         11,946
      8/31/2004                    11699                          12482                         12,185
      9/30/2004                    11758                          12548                         12,250
     10/31/2004                    11861                          12662                         12,355
     11/30/2004                    11777                          12575                         12,253
     12/31/2004                    11909                          12718                         12,403
      1/31/2005                    12001                          12820                         12,519
      2/28/2005                    11957                          12776                         12,477
      3/31/2005                    11916                          12736                         12,398
      4/30/2005                    12079                          12911                         12,594
      5/31/2005                    12151                          12988                         12,684
      6/30/2005                    12232                          13075                         12,762
      7/31/2005                    12177                          13016                         12,705
      8/31/2005                    12294                          13141                         12,833
      9/30/2005                    12204                          13044                         12,747
     10/31/2005                    12149                          12985                         12,670
     11/30/2005                    12196                          13036                         12,730
     12/31/2005                    12300                          13147                         12,840
        1/12006                    12361                          13212                         12,875
      2/28/2006                    12442                          13299                         12,961
      3/31/2006                    12350                          13201                         12,871
      4/30/2006                    12328                          13177                         12,867
      5/31/2006                    12390                          13243                         12,925
      6/30/2006                    12332                          13182                         12,876
      7/31/2006                    12477                          13337                         13,030
      8/31/2006                    12659                          13531                         13,222
      9/30/2006                    12745                          13623                         13,315
     10/31/2006                    12808                          13691                         13,399
     11/30/2006                    12882                          13769                         13,510
     12/31/2006                    12861                          13747                         13,463
      1/31/2007                    12852                          13738                         13,428
      2/28/2007                    12998                          13893                         13,605
      3/31/2007                    12977                          13870                         13,572
      4/30/2007                    13027                          13925                         13,612
      5/31/2007                    12956                          13848                         13,552
      6/30/2007                    12920                          13810                         13,481
      7/31/2007                    13022                          13918                         13,586
      8/31/2007                    12999                          13894                         13,527
      9/30/2007                    13150                          14055                         13,727
     10/31/2007                    13202                          14111                         13,789
     11/30/2007                    13278                          14193                         13,876
     12/31/2007                    13283                          14198                         13,915
      1/31/2008                    13475                          14403                         14,090
      2/28/2008                    12994                          13889                         13,445
      3/31/2008                    13315                          14232                         13,830
      4/30/2008                    13368                          14288                         13,992
      5/31/2008                    13446                          14371                         14,076
      6/30/2008                    13330                          14246                         13,917

----------
(1) Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND Class A and Investor Class shares for the life of the Fund with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 23


                             Performance Highlights

                       WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund slightly underperformed its benchmark, but our diversification strategy helped us navigate a tough credit environment punctuated by increased rate volatility.

- Our overweight in Puerto Rico bonds caused the Fund's near-term performance to be negatively impacted, but we believe that this positioning has the potential to contribute to better performance moving forward.

- A housing-led economic slowdown combined with massive deleveraging contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

THE LIMITED SUPPLY OF WISCONSIN DOUBLE-EXEMPT BONDS, ONCE AGAIN TURNED OUR FOCUS TO U.S. TERRITORIES FOR INVESTMENT OPPORTUNITIES.

A declining housing market and problems in the subprime mortgage sector moved to center stage last summer, causing investor expectations to change. Fears that the Fed would increase the federal funds interest rate gave way to expectations that the Fed would ease interest rates in the hope of averting a U.S. recession. The treasury yield curve between 2 and 30 years quickly steepened as short-term interest rates declined faster than long-term rates. By the end of the period, the Fed had lowered short-term interest rates by a total of 3.25% to 2.00%.

During this time, yields on lower-quality bonds moved higher as credit fears spread throughout the marketplace. Corporate bonds and mortgage-backed securities were the first to be affected, followed by lower-quality municipal bonds. It's important to understand that the underperformance of municipals was not limited to lower-quality credits. By late 2007, the AAA- rating of several monoline insurers was put on the watchlist for downgrade by the rating agencies.

Further downgrades occurred in early 2008, which forced many investors to liquidate these bonds. These forced liquidations caused municipal bonds to substantially underperform U.S. Treasuries in February 2008. With valuations (relative to U.S. Treasuries) at the most attractive levels the market has ever seen, we saw widespread buying in March, and this buying continued into the second quarter of 2008. While valuations had improved by the end of the period, we still believed that they remained attractive relative to taxable alternatives.

MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

0-1 Year      19%
1-3 Years     11%
3-5 Years     15%
5-10 Years    35%
10-20 Years   17%
20+ Years      3%

With the steepening of the yield curve and increased yields for lower-quality bonds, prerefunded bonds (with their short maturities and high credit quality) were the best-performing

----------
(3) The ratings indicated for credit quality are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

                 24 Wells Fargo Advantage Municipal Income Funds


                             Performance Highlights

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

bonds in the municipal universe during the period. On the flipside, long-term bonds and lower-quality bonds performed poorly. Within the lower-quality sectors, corporate-backed, health care, and tobacco bonds were some of the worst performers.

Because issuance of double-exempt Wisconsin bonds was once again in limited supply during 12-month period, the Fund increased its exposure to Puerto Rican bonds. Continued budgetary problems and a healthy supply of new issues caused Puerto Rican bonds yields to increase relative to AAA-rated bonds. We used this cheapening as an opportunity to increase our exposure to several Puerto Rican issuers including: GOs, highway Bonds, Electric Power Authority, and also prerefunded bonds. Our overweight position in Puerto Rico bonds caused the Fund's near-term performance to be negatively impacted, but we believe that this positioning has the potential to contribute to better performance moving forward. We think that these bonds compare very favorably to double-exempt bonds issued by Wisconsin issuers. In most cases investors receive higher yield and better liquidity, with somewhat similar credit profiles.

IN ADDITION TO INCREASING THE FUND'S EXPOSURE TO PUERTO RICO ISSUERS, WE ALSO INCREASED OUR EXPOSURE TO PREREFUNDED BONDS AND BONDS BACKED BY U.S. TREASURIES OR AGENCY COLLATERAL.

We purchased several bonds that were insured by MBIA and AMBAC after the insurers' ratings declined. Our purchases were based on our assessment of the credit quality of the underlying issuer and we assigned little or no value to the insurance. Since there was limited supply of Wisconsin double-exempt bonds, we also selectively sold several Wisconsin issues into a strong bid from retail customers. The Funds overall credit quality remained about the same during the period with a slight decline in AAA- and A-rated bonds and an increase in bonds rated AA and BBB. We continue to favor the short-intermediate parts of the yield curve over the long-end with the view that inflation fears combined with an increase in supply will put pressure on the long end of the yield curve.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2008)

                                  (PIE CHART)

AAA           37%
AA            17%
A             13%
BBB           15%
Cash           4%
Unrated       14%

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain volatile.

                Wells Fargo Advantage Municipal Income Funds 25


                             Performance Highlights

                       WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2008)

                                     Including Sales Charge                   Excluding Sales Charge            Expense Ratio
                            ---------------------------------------  ---------------------------------------  ----------------
WISCONSIN TAX-FREE FUND     6 Months*  1 Year  5 Year  Life of Fund  6 Months*  1 Year  5 Year  Life of Fund  Gross(5)  Net(6)
-----------------------     ---------  ------  ------  ------------  ---------  ------  ------  ------------  --------  ------
Class A (WWTFX)               (4.16)   (1.47)   2.32       4.05         0.35     3.17    3.27       4.72        0.99%    0.70%
Class C (WWTCX)               (1.03)    1.40    2.50       3.93        (0.03)    2.40    2.50       3.93        1.74%    1.49%
Investor Class (SWFRX)                                                  0.34     3.16    3.40       5.01        1.09%    0.75%
Lehman Brothers Municipal
   Bond Index(1)                                                        0.02     3.23    3.53       4.69

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Wisconsin municipal securities risk, Puerto Rico securities risk and high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4) Performance shown prior to the inception of the Class A shares on March 31, 2008, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares. Performance shown prior to the inception of the Class C shares on December 26, 2002, reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Returns for the Index shown in the Life of Fund column are as of the Fund inception date.

(5) For Class A and Class C shares, ratios reflect the gross expense ratio as stated in the June 20, 2008, prospectus. For Investor Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the November 1, 2007, prospectus.

(6) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                 26 Wells Fargo Advantage Municipal Income Funds


                           Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Beginning        Ending        Expenses
                                                   Account Value   Account Value   Paid During    Net Annual
WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND     01-01-2008      06-30-2008     Period(1)    Expense Ratio
------------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
   Actual                                            $1,000.00       $1,004.20        $3.49          0.70%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.38        $3.52          0.70%
CLASS C
   Actual                                            $1,000.00       $1,000.30        $7.21          1.45%
   Hypothetical (5% return before expenses)          $1,000.00       $1,017.65        $7.27          1.45%
ADMINISTRATOR CLASS(2)
   Actual                                            $1,000.00       $1,007.10        $1.50          0.60%
   Hypothetical (5% return before expenses)          $1,000.00       $1,010.94        $1.50          0.60%
INSTITUTIONAL CLASS(2)
   Actual                                            $1,000.00       $1,008.70        $1.05          0.42%
   Hypothetical (5% return before expenses)          $1,000.00       $1,011.39        $1.05          0.42%
INVESTOR CLASS
   Actual                                            $1,000.00       $1,005.00        $3.74          0.75%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.13        $3.77          0.75%

                Wells Fargo Advantage Municipal Income Funds 27


                           Fund Expenses (Unaudited)

                                                     Beginning        Ending        Expenses
                                                   Account Value   Account Value   Paid During    Net Annual
WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND            01-01-2008      06-30-2008     Period(1)    Expense Ratio
------------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
   Actual                                            $1,000.00       $  996.50        $4.12          0.83%
   Hypothetical (5% return before expenses)          $1,000.00       $1,020.74        $4.17          0.83%
CLASS B
   Actual                                            $1,000.00       $  992.80        $7.83          1.58%
   Hypothetical (5% return before expenses)          $1,000.00       $1,017.01        $7.92          1.58%
CLASS C
   Actual                                            $1,000.00       $  993.80        $7.78          1.57%
   Hypothetical (5% return before expenses)          $1,000.00       $1,017.06        $7.87          1.57%
ADMINISTRATOR CLASS
   Actual                                            $1,000.00       $  998.60        $2.98          0.60%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.88        $3.02          0.60%
INSTITUTIONAL CLASS(2)
   Actual                                            $1,000.00       $1,014.50        $1.05          0.42%
   Hypothetical (5% return before expenses)          $1,000.00       $1,011.39        $1.05          0.42%
INVESTOR CLASS
   Actual                                            $1,000.00       $  997.70        $3.97          0.80%
   Hypothetical (5% return before expenses)          $1,000.00       $1,020.89        $4.02          0.80%

WELLS FARGO ADVANTAGE SHORT-TERM
   MUNICIPAL BOND FUND
CLASS C
   Actual                                            $1,000.00       $1,001.30        $7.71          1.55%
   Hypothetical (5% return before expenses)          $1,000.00       $1,017.16        $7.77          1.55%
INSTITUTIONAL CLASS(2)
   Actual                                            $1,000.00       $1,006.60        $1.02          0.40%
   Hypothetical (5% return before expenses)          $1,000.00       $1,011.41        $1.03          0.40%
INVESTOR CLASS
   Actual                                            $1,000.00       $1,006.60        $3.29          0.66%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.58        $3.32          0.66%

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM
   MUNICIPAL INCOME FUND
CLASS A
   Actual                                            $1,000.00       $1,017.20        $3.51          0.70%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.38        $3.52          0.70%
CLASS C(2)
   Actual                                            $1,000.00       $1,010.00        $3.55          1.42%
   Hypothetical (5% return before expenses)          $1,000.00       $1,008.90        $3.55          1.42%
INSTITUTIONAL CLASS
   Actual                                            $1,000.00       $1,019.00        $1.86          0.37%
   Hypothetical (5% return before expenses)          $1,000.00       $1,023.02        $1.86          0.37%
INVESTOR CLASS
   Actual                                            $1,000.00       $1,017.20        $3.61          0.72%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.28        $3.62          0.72%

                 28 Wells Fargo Advantage Municipal Income Funds


                           Fund Expenses (Unaudited)

                                                     Beginning        Ending        Expenses
                                                   Account Value   Account Value   Paid During    Net Annual
WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND        01-01-2008      06-30-2008     Period(1)    Expense Ratio
------------------------------------------------   -------------   -------------   -----------   -------------
CLASS A(2)
   Actual                                            $1,000.00       $1,002.10        $1.74          0.70%
   Hypothetical (5% return before expenses)          $1,000.00       $1,010.69        $1.75          0.70%
CLASS C
   Actual                                            $1,000.00       $  999.70        $7.41          1.49%
   Hypothetical (5% return before expenses)          $1,000.00       $1,017.45        $7.47          1.49%
INVESTOR CLASS
   Actual                                            $1,000.00       $1,003.40        $3.74          0.75%
   Hypothetical (5% return before expenses)          $1,000.00       $1,021.13        $3.77          0.75%

----------
(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 366 (to reflect the one-half year period).

(2) This class commenced operations on April 1, 2008. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 91/366 (to reflect the period March 31 to June 30, 2008).

                 Wells Fargo Advantage Municipal Income Funds 29


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MUNICIPAL BONDS & NOTES: 97.17%
ALABAMA: 2.59%
$ 1,550,000   EAST ALABAMA HEALTH CARE AUTHORITY SERIES B (HOSPITAL REVENUE)                       4.75%   09/01/2013   $  1,527,587
  2,500,000   EAST ALABAMA HEALTH CARE AUTHORITY SERIES B (HOSPITAL REVENUE)ss.+/-                 5.00    09/01/2033      2,470,725
  3,580,000   JEFFERSON COUNTY AL SERIES B8 (SEWER REVENUE, FIRST SECURITY BANK LOC)               5.25    02/01/2016      3,579,821
  3,000,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD ALABAMA POWER COMPANY BARRY SERIES C
                 (POWER REVENUE)ss.+/-                                                             5.00    06/01/2034      3,042,510
  1,500,000   UNIVERSITY OF ALABAMA AL SERIES A (HOSPITAL REVENUE)%%                               4.50    09/01/2014      1,491,930
  1,000,000   UNIVERSITY OF ALABAMA AL SERIES A (HOSPITAL REVENUE)%%                               5.00    09/01/2018        997,560
                                                                                                                          13,110,133
                                                                                                                        ------------
ALASKA: 0.31%
    350,000   ALASKA ENERGY AUTHORITY BRADLEY LAKE FOURTH SERIES (ELECTRIC REVENUE LOC)            6.00    07/01/2015        393,978
  1,165,000   MATANUSKA-SUSITNA BORO AK ANIMAL CARE FACILITIES LEASE (OTHER REVENUE)               4.80    03/01/2018      1,139,021
     55,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK TOBACCO SETTLEMENT REVENUE
                 ASSET-BACKED                                                                      4.80    06/01/2011         57,652
                                                                                                                           1,590,651
                                                                                                                        ------------
ARIZONA: 6.26%
    250,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES A
                 PREREFUNDED (HOSPITAL REVENUE)ss.                                                 5.25    02/15/2013        265,080
  4,875,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES B
                 (HOSPITAL REVENUE)ss.+/-                                                          2.40    02/01/2042      4,570,313
  3,735,000   ARIZONA HFA MORTGAGE-BACKED SECURITIES PROGRAM SERIES B
                 (HOUSING REVENUE, FHLMC)                                                          5.15    12/01/2035      3,663,886
    215,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.10    07/15/2013        213,807
    230,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.20    07/15/2014        228,208
    125,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.25    07/15/2015        123,121
    200,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.38    07/15/2016        196,732
    200,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.45    07/15/2017        194,986
  1,000,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.90    07/15/2022        961,250
  1,550,000   GILBERT AZ WATER RESERVE MUNICIPAL PROPERTY CORPORATION SUB LIEN
                 (WATER REVENUE)                                                                   4.75    10/01/2032      1,487,272
  3,600,000   GILBERT AZ WATER RESOURCE MUNICIPAL PROPERTY CORPORATION (SEWER REVENUE)             4.90    04/01/2019      3,523,212
  3,000,000   GOODYEAR AZ MCDOWELL ROAD COMMERCIAL CORRIDOR IMPROVEMENT DISTRICT
                 (SPECIAL TAX REVENUE, AMBAC INSURED)                                              5.25    01/01/2020      3,110,310
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    05/01/2014        385,008
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    06/01/2014        383,068
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    07/01/2014        381,139
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    08/01/2014        379,221
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    10/01/2014        375,413
    548,000   MOHAVE COUNTY AZ IIDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##           6.14    09/01/2014        377,314
    915,000   PINAL COUNTY AZ ELECTRIC DISTRICT NO 4 (ELECTRIC REVENUE)                            4.75    12/01/2015        899,262
    250,000   PINAL COUNTY AZ ELECTRIC DISTRICT NO 4 (ELECTRIC REVENUE)                            5.25    12/01/2018        245,275
  5,000,000   SCOTTSDALE AZ IDA SCOTTSDALE HEALTHCARE-SERIES A (HOSPITAL REVENUE)                  5.00    09/01/2018      5,015,500
    245,000   SCOTTSDALE WATERFRONT COMMERCIAL COMMUNITY FACILITIES DISTRICT AZ
                 (PROPERTY TAX REVENUE)++                                                          5.35    07/15/2017        238,831
    250,000   SCOTTSDALE WATERFRONT COMMERCIAL COMMUNITY FACILITIES DISTRICT AZ
                 (PROPERTY TAX REVENUE)++                                                          5.75    07/15/2022        237,973
  3,360,000   SURPRISE AZ MUNICIPAL PROPERTY CORPORATION
                 (WATER & WASTEWATER AUTHORITY REVENUE)                                            4.70    04/01/2022      3,094,829
    725,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT #1 (OTHER REVENUE)                          4.85    07/15/2014        710,283
    375,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT #1 (OTHER REVENUE)                          6.00    07/15/2013        388,144
                                                                                                                          31,649,437
                                                                                                                        ------------
ARKANSAS: 0.37%
  1,880,000   ROGERS AR CAPITAL IMPROVEMENT (PROPERTY TAX REVENUE, XCLA INSURED)                   4.25    03/01/2031      1,881,128
                                                                                                                        ------------

                 30 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
CALIFORNIA: 6.33%
$ 5,000,000   ALHAMBRA CA POLICE FACILITIES (LEASE REVENUE, AMBAC INSURED)                         6.75%   09/01/2023   $  5,574,400
  3,000,000   CALIFORNIA HFFA SUTTER HEALTH SERIES A (HOSPITAL REVENUE)                            5.50    08/15/2017      3,222,090
  1,000,000   CALIFORNIA STATEWIDE CDA RETIREMENT HOUSING FOUNDATIONss.+/-(m)                      7.35    12/01/2028      1,000,000
  5,000,000   CALIFORNIA STATEWIDE CDA ST. JOSEPH (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)      4.50    07/01/2018      4,966,200
  1,800,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT PROJECT #2
                 (OTHER REVENUE)                                                                   4.45    10/01/2011      1,809,018
  1,900,000   FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)               5.25    07/15/2010      1,866,427
  5,500,000   NORTHERN CA GAS AUTHORITY #1 (UTILITIES REVENUE)+/-ss.                               2.44    07/01/2019      4,620,000
  2,650,000   POWAY CA USD PUBLIC FINANCING AUTHORITY TRANCHE SERIES B
                 (LEASE REVENUE, FIRST SECURITY BANK LOC)ss.##                                     4.40    12/01/2042      2,003,904
  1,300,000   RANCHO MIRAGE CA JOINT POWERS FINANCING AUTHORITY EISENHOWER MEDICAL CENTER
                 SERIES B (HOSPITAL REVENUE, MBIA INSURED)                                         4.88    07/01/2022      1,269,710
  1,520,000   ROSEVILLE CA FINANCE AUTHORITY SR LIEN SERIES A
                 (SPECIAL TAX REVENUE, AMBAC INSURED)                                              5.00    09/01/2018      1,531,795
  2,750,000   SAN JOAQUIN CA DELTA COMMUNITY COLLEGE DISTRICT ELECTION 2004 CAPITAL
                 APPRECIATION SERIES B (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)##           4.66    08/01/2018      1,728,705
    325,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE (OTHER REVENUE)                 4.50    03/01/2011        323,609
  1,955,000   SOUTHERN CA LOGISTICS AIRPORT AUTHORITY (AIRPORT REVENUE)                            5.25    12/01/2017      1,944,873
    100,000   SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY                                           6.75    07/01/2013        114,501
                                                                                                                          31,975,232
                                                                                                                        ------------
COLORADO: 0.70%
  1,370,000   COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY PROJECT (OTHER REVENUE)                5.50    10/01/2017      1,302,171
  1,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES D2 (OTHER REVENUE, MBIA INSURED)ss.+/-      5.00    09/01/2039      1,006,260
  1,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES D2 (OTHER REVENUE, MBIA INSURED)ss.+/-      5.00    09/01/2039      1,004,000
    250,000   NORTH RANGE METRO DISTRICT #1 CO (PROPERTY TAX REVENUE, ACA INSURED)                 5.00    12/15/2015        241,393
                                                                                                                           3,553,824
                                                                                                                        ------------
DISTRICT OF COLUMBIA: 0.35%
    450,000   DISTRICT OF COLUMBIA CATHOLIC UNIVERSITY OF AMERICA
                 (OTHER REVENUE, MBIA INSURED)                                                     5.00    10/01/2017        473,486
  1,215,000   DISTRICT OF COLUMBIA MEDLANTIC HELIX SERIES B
                 (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)                                       5.00    08/15/2014      1,273,842
                                                                                                                           1,747,328
                                                                                                                        ------------
FLORIDA: 9.28%
  1,150,000   AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)              4.80    11/01/2012      1,054,654
  1,800,000   BREVARD COUNTY FL RETIREMENT HOUSING FUNDING (HCFR LOC)ss.+/-(m)                     7.35    12/01/2028      1,800,000
  1,500,000   BROWARD COUNTY FL HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERVICES
                 (HCFR, SUNTRUST BANK LOC)                                                         5.50    08/15/2014      1,556,100
  4,165,000   CAPITAL TRUST AGENCY FL SEMINOLE TRIBE CONVENTION SERIES A PREREFUNDED
                 (OTHER REVENUE LOC)ss.                                                            8.95    10/01/2033      5,065,223
  1,525,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES B (OTHER REVENUE)            5.13    05/01/2016      1,336,175
    515,000   FLORIDA STATE JACKSONVILLE TRANSPORTATION AUTHORITY (TAX REVENUE)                    9.20    01/01/2015        632,647
  1,650,000   GULF BREEZE FL (OTHER REVENUE, FGIC INSURED)                                         5.00    12/01/2020      1,646,007
    835,000   GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES B (OTHER REVENUE LOC)             4.75    12/01/2015        859,875
    500,000   GULF BREEZE FL REVENUE PUTTABLE (GO STATES, TERRITORIES LOC, FGIC INSURED)ss.        5.50    12/01/2015        519,345
  4,930,000   HILLSBOROUGH COUNTY FL IDA (OTHER REVENUE, AMBAC INSURED)ss.+/-                      5.00    12/01/2034      4,903,279
    860,000   HILLSBOROUGH COUNTY FL IDA HEALTH FACILITIES UNIVERSITY COMMUNITY HOSPITAL
                 SERIES A (HEALTHCARE FACILITIES REVENUE)                                          5.63    08/15/2029        819,528
  4,755,000   HILLSBOROUGH COUNTY SCHOOL BOARD (LEASE REVENUE, MBIA INSURED)                       5.25    07/01/2017      5,094,745
  1,000,000   MIAMI DADE COUNTY FL EDUCATIONAL FACILITIES AUTHORITY UNIVERSITY OF MIAMI
                 SERIES A (COLLEGE AND UNIVERSITY REVENUE)                                         5.25    04/01/2016      1,053,780
  2,825,000   MIAMI DADE COUNTY FL HEALTH FACILITIES AUTHORITY MIAMI CHILDRENS SERIES A
                 (HOSPITAL REVENUE, MBIA INSURED)ss.+/-                                            4.55    08/01/2046      2,779,602
    660,000   MIAMI DADE COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE, FGIC INSURED)             5.00    05/01/2016        679,925
  3,610,000   ORLANDO FL HOUSING AUTHORITY WEST OAKS APARTMENTS PROJECTS PUTTABLE
                 (HOUSING REVENUE, FNMA)ss.                                                        5.05    08/01/2033      3,732,740

                 Wells Fargo Advantage Municipal Income Funds 31


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
FLORIDA (continued)
$   530,000   ORLANDO FL UTILITIES COMMISSION SUBSERIES D (UTILITIES REVENUE LOC)                  6.75%   10/01/2017   $    609,214
  1,250,000   PALM BEACH COUNTY FL BIOMEDICAL RESEARCH PARK PROJECT SERIES C
                 (OTHER REVENUE, XLCA INSURED)                                                     5.00    11/01/2017      1,335,475
  3,350,000   PUTNAM COUNTY FL DEVELOPMENT AUTHORITY SEMINOLE PROJECT SERIES A
                 (OTHER REVENUE, AMBAC INSURED)ss.+/-                                              5.35    03/15/2042      3,299,482
  2,000,000   SEMINOLE INDIAN TRIBE OF FLORIDA SERIES A (GO - STATES, TERRITORIES)++               5.75    10/01/2022      1,958,140
  1,000,000   SOUTH BROWARD HOSPITAL DISTRICT FL SERIES A (HOSPITAL REVENUE, MBIA INSURED)         5.00    05/01/2011      1,040,940
  2,500,000   UNIVERSITY OF NORTH FLORIDA FINANCE CORPORATION HOUSING PROJECT
                 (COLLEGE AND UNIVERSITY REVENUE, FGIC INSURED)                                    5.00    11/01/2016      2,612,100
  2,500,000   VOLUSIA COUNTY FL IDA (HCFR LOC, ACA INSURED)ss.+/-(m)                               7.35    12/01/2028      2,500,000
                                                                                                                          46,888,976
                                                                                                                        ------------
GEORGIA: 0.38%
  1,000,000   FORSYTH COUNTY GA HOSPITAL AUTHORITY GEORGIA BAPTIST HEALTHCARE SYSTEMS PROJECT
                 (HCFR)                                                                            6.25    10/01/2018      1,117,990
     10,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE PREREFUNDED SERIES Y
                 (ELECTRIC REVENUE LOC, MBIA INSURED)ss.                                           6.50    01/01/2017         11,495
    690,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE SERIES Y
                 (ELECTRIC REVENUE LOC, MBIA INSURED)                                              6.50    01/01/2017        783,557
                                                                                                                           1,913,042
                                                                                                                        ------------
GUAM: 0.24%
  1,195,000   GUAM EDUCATION FINANCING FOUNDATION COP GUAM PUBLIC SCHOOL FACILITIES PROJECT
                 SERIES A (EDUCATIONAL FACILITIES REVENUE)                                         5.00    10/01/2017      1,226,608
                                                                                                                        ------------
ILLINOIS: 6.20%
    250,000   AURORA IL SERIES B                                                                   4.90    12/30/2011        243,003
    555,000   CHICAGO IL SERIES A PREREFUNDED (PROPERTY TAX REVENUE, MBIA INSURED)ss.##            4.05    01/01/2016        542,091
    580,000   EUREKA IL EUREKA COLLEGE PROJECT SERIES 1998B
                 (COLLEGE & UNIVERSITY REVENUE, MBIA INSURED)                                      7.00    01/01/2019        591,675
  1,075,000   HAMPSHIRE IL SPECIAL SERVICE AREA #19 CROWN DEVELOPMENT PRAIRIE RIDGE EAST B
                 (SPECIAL TAX REVENUE)                                                             5.63    03/01/2022        942,732
    800,000   HARVEY IL SERIES A (PROPERTY TAX REVENUE)                                            5.50    12/01/2027        760,592
  2,045,000   HUNTLEY IL SPECIAL SERVICE AREA #9 (SPECIAL TAX REVENUE, GUARANTEE AGREEMENT)        4.60    03/01/2017      2,095,021
  1,840,000   ILLINOIS FINANCE AUTHORITY EAST ST. LOUIS PROJECT (PROPERTY TAX REVENUE, XLCA)       5.00    11/15/2013      1,868,042
  1,570,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
                 (OTHER REVENUE)                                                                   4.90    07/01/2013      1,577,599
  2,020,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
                 (OTHER REVENUE)                                                                   4.95    07/01/2014      2,031,453
  3,000,000   ILLINOIS FINANCE AUTHORITY RESURRECTION HEALTH CARE SERIES A (OTHER REVENUE)         5.00    05/15/2014      3,126,840
  4,645,000   ILLINOIS FINANCING AUTHORITY CHILDREN'S MEMORIAL HOSPITAL SERIES B
                 (HOSPITAL REVENUE)                                                                5.25    08/15/2016      4,780,866
  1,150,000   ILLINOIS HEALTH FACILITIES AUTHORITY DECATUR MEMORIAL HOSPITAL
                 (HOSPITAL REVENUE)                                                                5.50    10/01/2011      1,207,420
    615,000   ILLINOIS HEALTH FACILITIES AUTHORITY MICHAEL REESE HOSPITAL SERIES A
                 (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)                                       7.60    02/15/2019        740,688
    450,000   ILLINOIS HOUSING DEVELOPMENT AUTHORITY SERIES G
                 (HOUSING REVENUE, GO OF AUTHORITY)                                                4.30    01/01/2016        452,871
    695,000   ILLINOIS MERCY HOSPITAL & MEDICAL CENTER (HOSPITAL REVENUE)                         10.00    01/01/2015        854,134
  1,000,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT NUMBER 117 CAPITAL APPRECIATION
                 SERIES B (PROPERTY TAX REVENUE, FGIC INSURED)##                                   5.02    12/01/2016        659,000
  1,200,000   NORTHERN COOK COUNTY IL SOLID WASTE AGENCY SERIES A
                 (SOLID WASTE REVENUE, MBIA INSURED)                                               5.00    05/01/2013      1,256,208
  2,550,000   PEORIA IL METROPOLITAN AIRPORT AUTHORITY ALTERNATE REVENUE SOURCE
                 (AIRPORT REVENUE)                                                                 4.50    12/01/2019      2,523,659
  1,225,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL GOVERNMENT PROGRAM
                 COLLINSVILLE LIMITED (SALES TAX REVENUE)                                          5.00    03/01/2025      1,101,716
    455,000   TAZEWELL COUNTY IL SCHOOL DISTRICT #51 (PROPERTY TAX REVENUE, FGIC INSURED)          9.00    12/01/2017        611,352
    535,000   TAZEWELL COUNTY IL SCHOOL DISTRICT #51 (PROPERTY TAX REVENUE, FGIC INSURED)          9.00    12/01/2018        728,312
  2,805,000   VILLAGE OF HAWTHORN WOODS IL AQUATIC CENTER PROJECT (OTHER REVENUE)                  4.75    12/30/2017      2,641,048
                                                                                                                          31,336,322
                                                                                                                        ------------

                 32 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
INDIANA: 1.75%
$   350,000   CLARKSVILLE IN (HCFR LOC)ss.+/-(m)                                                   7.35%   12/01/2025   $    350,000
  1,000,000   FORT WAYNE IN RDA GRAND WAYNE CENTER PROJECT (LEASE REVENUE)                         5.00    02/01/2020      1,026,680
    100,000   HAMMOND IN MULTI-SCHOOL BUILDING CORPORATION FIRST MORTGAGE (LEASE REVENUE,
                 FGIC INSURED)                                                                     5.00    07/15/2014        105,802
  5,000,000   INDIANAPOLIS IN 2ND LIEN SERIES A (GUARANTEE AGREEMENT)ss.+/-                        5.00    08/15/2030      5,122,250
    980,000   JEFFERSONVILLE IN BUILDING CORPORATION FIRST MORTGAGE SERIES C (OTHER REVENUE)       4.25    08/15/2017        956,411
    100,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL REVENUE,
                 CIFG INSURED)                                                                     4.00    01/15/2014         98,180
    190,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL REVENUE,
                 CIFG INSURED)                                                                     4.00    07/15/2014        185,925
    345,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL REVENUE,
                 CIFG INSURED)                                                                     4.00    01/15/2015        335,654
    350,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL REVENUE,
                 CIFG INSURED)                                                                     4.00    01/15/2016        337,127
    360,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL REVENUE,
                 CIFG INSURED)                                                                     4.00    07/15/2016        345,445
                                                                                                                           8,863,474
                                                                                                                        ------------
IOWA: 1.67%
  1,000,000   AMES IA MARY GREELEY MEDICAL CENTER (HOSPITAL REVENUE, AMBAC INSURED)                5.00    06/15/2021      1,010,030
    225,000   DES MOINES IA HOSPITAL REVENUE REFUNDED IOWA HEALTH SYSTEMS (HFFA REVENUE LOC,
                 AMBAC INSURED)                                                                    5.25    08/15/2015        225,425
  2,500,000   IOWA FINANCE AUTHORITY INTERSTATE POWER (POLLUTION CONTROL REVENUE,
                 FGIC INSURED)                                                                     5.00    07/01/2014      2,462,500
  3,645,000   IOWA FINANCE AUTHORITY REFUNDED CARE INITIATIVES PROJECT PREREFUNDED (HCFR)ss.       9.25    07/01/2025      4,327,344
    385,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED SERIES
                 B PREREFUNDED (EXCISE TAX REVENUE LOC)ss.                                         9.25    07/01/2025      4,327,344
                                                                                                   5.50    06/01/2012        412,323
                                                                                                                           8,437,622
                                                                                                                        ------------
KANSAS: 2.30%
  4,500,000   BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES A (OTHER REVENUE,
                 XLCA INSURED)ss.+/-                                                               5.25    12/01/2023      4,540,095
    280,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT
                 (TAX ALLOCATION REVENUE)                                                          5.00    09/01/2013        278,972
    305,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT
                 (TAX ALLOCATION REVENUE)                                                          5.00    09/01/2014        302,429
    100,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH FACILITIES HARTFORD (HCFR LOC)           6.13    04/01/2012        101,256
  1,250,000   OLATHE KS OLATHE MEDICAL CENTER SERIES A (HOSPITAL REVENUE)ss.+/-                    4.13    09/01/2037      1,235,263
    235,000   OVERLAND PARK KS DEVELOPMENT CORPORATION FIRST TIER CONVENTION SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                                    4.00    01/01/2011        238,356
    300,000   OVERLAND PARK KS DEVELOPMENT CORPORATION SECOND TIER CONVENTION SERIES B
                 (OTHER REVENUE, AMBAC INSURED)                                                    4.00    01/01/2011        300,000
    100,000   PITTSBURG KS SPECIAL OBLIGATED TAX NORTH BROADWAY REDEVELOPMENT
                 (PROPERTY TAX REVENUE)                                                            4.50    04/01/2016         92,556
  1,460,000   WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT TRANSPORTATION DEVELOPMENT
                 STRICT LEGENDS VILLAGE WEST PROJECT (OTHER REVENUE)                               4.88    10/01/2028      1,243,686
  3,450,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT REFERENDUM SALES TAX SECOND LIEN AREA B
                 4.88 (SALES TAX REVENUE)                                                          5.00    12/01/2020      3,275,223
                                                                                                                          11,607,836
                                                                                                                        ------------
KENTUCKY: 0.75%
  1,850,000   KENTUCKY EDFA RETIREMENT HOUSING FOUNDATION (HCFR LOC)ss.+/-(m)                      7.35    12/01/2028      1,850,000
    975,000   LOUISVILLE & JEFFERSON COUNTY KY METROPOLITAN GOVERNMENT BELLARMINE UNIVERSITY
                 SERIES A (COLLEGE AND UNIVERSITY REVENUE)%%                                       6.00    05/01/2038        953,726
  1,000,000   LOUISVILLE & JEFFERSON COUNTY KY METROPOLITAN GOVERNMENT IMPROVEMENTS
                 BELLARMINE UNIVERSITY SERIES A (COLLEGE AND UNIVERSITY REVENUE)%%                 6.00    05/01/2028      1,009,510
                                                                                                                           3,813,236
                                                                                                                        ------------
LOUISIANA: 4.83%
  4,410,000   EAST BATON ROUGE LA MORTGAGE FINANCE AUTHORITY SERIES A (SFHR)                       5.40    04/01/2038      4,452,424
  1,235,000   JEFFERSON PARISH LA FINANCIAL AUTHORITY SINGLE FAMILY MORTGAGE SERIES D
                 (HOUSING REVENUE, GNMA)                                                           4.00    12/01/2023      1,193,059
    500,000   JEFFERSON PARISH LA HOSPITAL SERVICE DISTRICT #001 WEST JEFFERSON MEDICAL
                 CENTER SERIES A (HCFR, FIRST SECURITY BANK LOC)                                   5.25    01/01/2013        508,510
    400,000   JEFFERSON PARISH LA SINGLE FAMILY MORTGAGE SERIES C (HOUSING REVENUE, GNMA)          4.25    12/01/2017        397,596

                Wells Fargo Advantage Municipal Income Funds 33


                    Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
LOUISIANA (continued)
$ 2,570,000   LAFOURCHE PARISH LA HOUSING AUTHORITY CITY PLACE II PROJECT (MFHR, GNMA)             6.70%   01/20/2040   $  2,758,330
  1,000,000   LOUISIANA CORRECTIONAL FACILITIES CORPORATION (LEASE REVENUE, AMBAC INSURED)         5.00    09/01/2019      1,042,300
    200,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW ORLEANS PROJECT
                 (HCFR, CFIG INSURED)                                                              5.00    07/01/2014        206,216
    115,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW ORLEANS PROJECT
                 (HCFR, CFIG INSURED)                                                              5.00    07/01/2015        118,387
    100,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW ORLEANS PROJECT
                 (HCFR, CFIG INSURED)                                                              5.00    07/01/2016        102,619
    150,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW ORLEANS PROJECT
                 (HCFR, CFIG INSURED)                                                              5.00    07/01/2017        152,886
    505,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD FACILITIES PROJECT SERIES A
                 (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                      4.00    07/01/2015        480,780
    170,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD FACILITIES PROJECT SERIES A
                 (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                      4.13    07/01/2016        161,203
     55,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD FACILITIES PROJECT SERIES A
                 (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                      4.25    07/01/2017         51,944
  1,250,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD FACILITIES PROJECT SERIES A
                 (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                      5.00    07/01/2022      1,195,400
  2,320,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B (OTHER REVENUE,
                 AMBAC INSURED)                                                                    5.25    06/01/2013      2,400,806
    800,000   LOUISIANA STATE SERIES A (FUEL SALES TAX REVENUE, AMBAC INSURED)                     5.38    06/01/2016        838,768
  1,350,000   NEW ORLEANS LA (PROPERTY TAX REVENUE, FGIC INSURED)                                  5.50    12/01/2016      1,372,113
    925,000   NEW ORLEANS LA (SEWER REVENUE, MBIA INSURED)                                         5.00    06/01/2012        922,040
  1,680,000   NEW ORLEANS LA (SEWER REVENUE, MBIA INSURED)                                         5.00    06/01/2016      1,633,918
  1,365,000   NEW ORLEANS LA PUBLIC IMPROVEMENT SERIES A (PROPERTY TAX REVENUE,
                 RADIAN INSURED)                                                                   5.00    12/01/2016      1,361,055
  1,345,000   NEW ORLEANS LA PUBLIC IMPROVEMENT SERIES A (PROPERTY TAX REVENUE,
                 RADIAN INSURED)                                                                   5.00    12/01/2017      1,330,326
    740,000   NEW ORLEANS LA SEWER SERVICE                                                         5.50    06/01/2020        699,145
  1,000,000   PORT NEW ORLEANS LA BOARD COMMERCE SPECIAL PROJECT CG RAILWAY INCORPORATED
                 (OTHER REVENUE, MBIA INSURED)                                                     5.25    08/15/2013      1,052,880
                                                                                                                          24,432,705
                                                                                                                        ------------
MARYLAND: 0.17%
    850,000   WESTMINSTER MD MCDANIEL COLLEGE (COLLEGE & UNIVERSITY REVENUE)                       5.00    11/01/2019        841,254
                                                                                                                        ------------
MASSACHUSETTS: 0.79%
  1,000,000   MASSACHUSETTS STATE HEFA CAREGROUP SERIES B-2 (HCFR, MBIA INSURED)                   5.38    02/01/2027        999,370
    700,000   MASSACHUSETTS STATE HEFA CAREGROUP SERIES D (HEALTHCARE FACILITIES REVENUE,
                 MBIA INSURED)                                                                     4.50    07/01/2018        687,015
  1,000,000   MASSACHUSETTS STATE HEFA CAREGROUP SERIES D (HEALTHCARE FACILITIES REVENUE,
                 MBIA INSURED)                                                                     5.25    07/01/2019      1,031,810
  1,250,000   MASSACHUSETTS STATE HEFA CAREGROUP SERIES D (HEALTHCARE FACILITIES REVENUE,
                 MBIA INSURED)                                                                     5.25    07/01/2023      1,261,625
                                                                                                                           3,979,820
                                                                                                                        ------------
MICHIGAN: 2.81%
  4,235,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)                5.00    04/01/2015      4,220,305
    745,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)                      5.00    10/01/2017        710,410
  2,270,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)                      5.38    10/01/2022      2,114,550
    435,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)                      5.50    10/01/2027        397,808
  1,200,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED OBLIGATION NATAKI
                 TALIBAH (EDUCATIONAL FACILITIES REVENUE)                                          6.25    10/01/2023      1,155,384
    445,000   MICHIGAN STATE ENVIRONMENTAL PROTECTION PROGRAM (PCR)                                6.25    11/01/2012        474,192
  2,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY DAUGHTERS CHARITY (HOSPITAL REVENUE)       5.25    11/01/2015      2,109,360
  3,000,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY GREENWOOD VILLA PROJECT
                 (HOUSING REVENUE, FIRST SECURITY BANK LOC)                                        4.75    09/15/2017      3,027,750
                                                                                                                          14,209,759
                                                                                                                        ------------

                34 Wells Fargo Advantage Municipal Income Funds

                    Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MINNESOTA: 2.28%
$   535,000   CUYUNA RANGE HOSPITAL DISTRICT MINNESOTA (HOSPITAL REVENUE)                          4.75%   06/01/2012   $    529,618
    100,000   CUYUNA RANGE HOSPITAL DISTRICT MINNESOTA (HOSPITAL REVENUE)                          4.75    06/01/2013         98,043
    595,000   CUYUNA RANGE HOSPITAL DISTRICT MINNESOTA (HOSPITAL REVENUE)                          4.75    06/01/2014        582,963
    590,000   MARSHALL MN AVERA MARSHALL REGIONAL MEDICAL CENTER PROJECT (HOSPITAL REVENUE)        4.50    11/01/2012        593,198
  5,565,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB SERIES B
                 (AIRPORT REVENUE, FGIC INSURED)                                                   5.00    01/01/2018      5,580,304
    185,000   MINNEAPOLIS MN ST. MARY'S HOSPITAL & REHABILITATION (HOSPITAL REVENUE)              10.00    06/01/2013        219,009
  2,400,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEMS SERIES A (HCFR, MBIA INSURED)        5.00    11/15/2015      2,518,392
    500,000   ST. PAUL MN HOUSING & RDA HMONG ACADEMY PROJECT SERIES A (LEASE REVENUE)             5.50    09/01/2018        479,295
    910,000   WESTERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC PLANT REVENUE LOC)       5.50    01/01/2012        928,346
                                                                                                                        ------------
                                                                                                                          11,529,168
MISSISSIPPI: 0.42%
    505,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION MUNICIPAL ENERGY AGENCY POWER
                 SUPPLY PROJECT SERIES A (ELECTRIC REVENUE, XL CAPITAL ASSURANCE COMPANY
                 INSURED)                                                                          5.00    03/01/2013        511,610
    510,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION NATCHEZ MISSISSIPPI CONVENTION
                 CENTER PROJECT PREREFUNDED (OTHER REVENUE)ss.                                     5.70    07/01/2015        567,355
  1,040,000   MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY MISSISSIPPI BAPTIST
                 HEALTH SYSTEM INCORPORATED SERIES A (HOSPITAL REVENUE)                            5.00    08/15/2018      1,047,519
                                                                                                                           2,126,484
                                                                                                                        ------------
MISSOURI: 2.12%
  1,000,000   CASS COUNTY MO (HOSPITAL REVENUE)                                                    5.00    05/01/2016        980,270
    580,000   CASS COUNTY MO (HOSPITAL REVENUE)                                                    5.00    05/01/2017        562,240
    830,000   CASS COUNTY MO (HOSPITAL REVENUE)                                                    5.50    05/01/2013        848,999
  1,500,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT DISTRICT MO (SALES TAX REVENUE,
                 CIFG INSURED)                                                                     4.00    04/15/2026      1,516,230
  1,820,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX INCREMENTAL REVENUE)             4.50    04/01/2021      1,792,409
    475,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                                   5.25    12/01/2014        469,889
  2,000,000   MARYLAND HEIGHTS MO SOUTH HEIGHTS REDEVELOPMENT PROJECT SERIES A (TAX
                 INCREMENTAL REVENUE)                                                              5.50    09/01/2018      1,924,520
  1,000,000   MISSOURI DEVELOPMENT FINANCE BOARD EASTLAND CENTER PROJECT SERIES A (OTHER
                 REVENUE)                                                                          5.00    04/01/2020      1,002,740
    100,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                                4.50    09/01/2011        101,410
    145,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                                4.50    09/01/2013        145,809
    170,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                                4.50    09/01/2014        170,109
    225,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                                4.55    09/01/2016        222,523
  1,000,000   ST. CHARLES COUNTY MO IDA HOUSING VANDERBILT APARTMENTS (MULTIFAMILY
                 REVENUE)ss.+/-                                                                    5.00    02/01/2029      1,000,490
                                                                                                                          10,737,638
                                                                                                                        ------------
MONTANA: 0.36%
  1,745,000   MONTANA STATE BOARD INVESTMENT PAYROLL TAX WORKERS COMPENSATION PROJECT
                 (OTHER REVENUE, MBIA INSURED)                                                     6.88    06/01/2011      1,829,249
                                                                                                                        ------------
NEBRASKA: 0.91%
  4,140,000   CENTRAL PLAINS ENERGY PROJECT NO 1 SERIES A (OTHER REVENUE)                          5.00    12/01/2012      4,116,692
    505,000   O'NEILL NE ST. ANTHONY'S HOSPITAL PROJECT (HOSPITAL REVENUE)                         6.25    09/01/2012        507,035
                                                                                                                           4,623,727
                                                                                                                        ------------
NEVADA: 2.06%
  3,000,000   CLARK COUNTY NV LAS VEGAS MCCARRAN INTERNATIONAL SERIES A (AIRPORT REVENUE)          5.00    07/01/2016      3,109,050
    955,000   CLARK COUNTY NV SPECIAL IMPROVEMENT DISTRICT #121A (STATE & LOCAL GOVERNMENTS,
                 AMBAC INSURED)                                                                    4.25    12/01/2013        965,897
  1,155,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.25    06/01/2014      1,186,913
  1,025,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.25    06/01/2015      1,051,179
  1,275,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.50    06/01/2016      1,323,731

                 Wells Fargo Advantage Municipal Income Funds 35


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
NEVADA (continued)
$ 1,375,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.50%   06/01/2017   $  1,420,829
  1,300,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.50    06/01/2018      1,335,854
                                                                                                                          10,393,453
                                                                                                                        ------------
NEW HAMPSHIRE: 0.21%
  1,000,000   NEW HAMPSHIRE HEFA EXETER PROJECT (HOSPITAL REVENUE)                                 6.00    10/01/2016      1,068,520
                                                                                                                        ------------
NEW JERSEY: 5.95%
  2,548,000   BAYONNE NJ BOND ANTICIPATION NOTES (PROPERTY TAX REVENUE)                            5.00    10/24/2008      2,563,747
  4,835,000   MERCER COUNTY IMPROVEMENT AUTHORITY NJ STATE JUSTICE COMPLEX (LEASE REVENUE)         5.80    01/01/2018      5,290,215
  1,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)                    5.00    06/15/2012      1,027,920
  1,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (EXCISE TAX REVENUE)                       5.63    06/15/2019        991,510
    450,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (EXCISE TAX REVENUE)         5.50    06/15/2016        446,274
  3,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (OTHER REVENUE)              5.63    06/15/2018      2,976,270
  1,900,000   NEW JERSEY EQUIPMENT LEASE PURCHASE SERIES A (LEASE REVENUE)                         5.00    06/15/2014      1,988,331
 13,885,000   TOBACCO SETTLEMENT FINANCING CORPORATION NJ (EXCISE TAX REVENUE)                     5.75    06/01/2032     14,767,531
                                                                                                                          30,051,798
                                                                                                                        ------------
NEW MEXICO: 0.31%
  1,635,000   OTERO COUNTY NM (JAIL FACILITIES REVENUE)                                            5.50    04/01/2013      1,587,029
                                                                                                                        ------------
NEW YORK: 2.49%
  1,100,000   BROOKHAVEN NY IDAG (OTHER REVENUE, NORTH FORK BANK)ss.+/-                            4.25    11/01/2037      1,104,917
    965,000   GENESEE COUNTY NY IDA UNITED MEMORIAL MEDICAL CENTER PROJECT (HFFA REVENUE)          4.75    12/01/2014        897,575
  2,725,000   METROPOLITAN NY TRANSPORTATION AUTHORITY SERIES B-2
                 (OTHER REVENUE, FIRST SECURITY BANK LOC)ss.+/-(m)(n)                              3.10    11/01/2022      2,725,000
     80,000   NASSAU COUNTY NY IDA (INDUSTRIAL REVENUE)                                            6.88    07/01/2010         83,631
    275,000   NEW YORK CITY NY IDAG 2006 PROJECT SAMARITAN AIDS SERVICES
                 (IDR, CITIBANK NA LOC)                                                            4.50    11/01/2015        288,109
    680,000   NEW YORK CITY NY IDAG CIVIC FACILITIES VAUGHN COLLEGE AERONAUTICS SERIES A           5.00    12/01/2016        644,565
    400,000   NEW YORK NY TRANSITIONAL FINANCE AUTHORITY FUTURE TAX+/-ss.                          5.25    02/01/2029        414,752
    435,000   NEW YORK STATE DORMITORY AUTHORITY HOSPITAL SERIES A (HCFR LOC)                      6.00    08/15/2015        456,785
  3,685,000   NEW YORK STATE DORMITORY AUTHORITY MANHATTAN COLLEGE SERIES B
                 (HOSPITAL REVENUE)+/-ss.                                                          2.90    05/01/2018      3,242,800
  1,625,000   SENECA NATION INDIANS NY CAPITAL IMPROVEMENTS AUTHORITY SERIES A
                 (OTHER REVENUE)++                                                                 5.25    12/01/2016      1,562,909
    100,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY SERIES B                                 4.00    06/01/2012        100,419
  1,000,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY SERIES B1C                               5.50    06/01/2019      1,050,850
                                                                                                                          12,572,312
                                                                                                                        ------------
NORTH CAROLINA: 0.33%
  1,600,000   NASH NC HEALTH CARE SYSTEM (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)               5.00    11/01/2014      1,676,816
                                                                                                                        ------------
NORTH DAKOTA: 0.19%
    850,000   MERCER COUNTY ND ANTELOPE VALLEY STATION (ELECTRIC REVENUE LOC)                      7.20    06/30/2013        939,395
                                                                                                                        ------------
OHIO: 1.33%
    500,000   AKRON BATH COPLEY OH JOINT TOWNSHIP AKRON GENERAL HEALTH SYSTEMS (HCFR)              5.00    01/01/2014        513,045
  2,500,000   AMERICAN MUNICIPAL POWER OHIO INCORPORATED PREPAYMENT SERIES A
                 (ELECTRIC REVENUE)                                                                5.00    02/01/2010      2,515,700
  1,935,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A2
                 (EXCISE TAX REVENUE)                                                              5.13    06/01/2024      1,749,937
    910,000   FRANKLIN COUNTY OH CHILDREN'S HOSPITAL PROJECT (HCFR)                               10.38    06/01/2013      1,047,401
    950,000   RIVERSOUTH OH AUTHORITY LAZARUS BUILDING REDEVELOPMENT SERIES A (OTHER REVENUE)      5.75    12/01/2027        896,943
                                                                                                                           6,723,026
                                                                                                                        ------------
OKLAHOMA: 1.88%
  1,000,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                          5.38    12/01/2017        980,290
  2,750,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                          6.00    12/01/2025      2,694,615
    350,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY NEWCASTLE PUBLIC SCHOOLS
                 PROJECT (LEASE REVENUE)                                                           5.00    09/01/2012        356,031

                 36 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
OKLAHOMA (continued)
$ 1,890,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY NEWCASTLE PUBLIC SCHOOLS
                 PROJECT (LEASE REVENUE)                                                           5.00%   09/01/2013   $  1,920,826
  3,250,000   TULSA OK INDUSTRIAL AUTHORITY UNIVERSITY OF TULSA SERIES A
                 (COLLEGE & UNIVERSITY REVENUE LOC)                                                6.00    10/01/2016      3,524,983
                                                                                                                           9,476,745
                                                                                                                        ------------
PENNSYLVANIA: 4.39%
    895,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT SERIES A (IDR)                   5.65    12/15/2017        873,994
    520,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT SERIES A (IDR)                   6.38    12/15/2037        491,696
    350,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                               5.63    10/01/2015        335,787
  2,610,000   CUMBERLAND COUNTY PA MUNICIPAL AUTHORITY WESLEY SERIES A PREREFUNDED
                 (NURSING HOME REVENUE)ss.                                                         7.25    01/01/2035      3,032,063
  1,850,000   DAUPHIN COUNTY PA GENERAL AUTHORITY HAPSCO WESTERN PA HOSPITAL PROJECT
                 SERIES A1 (HOSPITAL REVENUE, MBIA INSURED)                                        5.50    07/01/2023      2,011,376
  2,050,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                         6.10    07/01/2013      2,056,396
  1,500,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL APPRECIATION LIMITED
                 OBLIGATION SERIES C##                                                             4.48    12/15/2010      1,345,350
    565,000   MILLCREEK RICHLAND JOINT AUTHORITY PA SERIES B (SEWER REVENUE, RADIAN INSURED)       4.70    08/01/2017        550,587
    650,000   PENNSYLVANIA HEFA ALLEGHENY DELAWARE VALLEY SERIES A (HCFR LOC)                      5.70    11/15/2011        649,929
  1,885,000   PENNSYLVANIA STATE DEPARTMENT OF GENERAL SERVICES (LEASE REVENUE, FIRST
                 SECURITY BANK LOC)                                                                5.25    05/01/2016      1,977,195
  3,000,000   PENNSYLVANIA STATE IDA ECONOMIC DEVELOPMENT (INDUSTRIAL DEVELOPMENT REVENUE)         5.50    07/01/2020      3,125,340
  1,320,000   PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT FIRST PHILADELPHIA CHARTER
                 HIGH SERIES A (IDR)                                                               5.30    08/15/2017      1,291,000
  1,345,000   PHILADELPHIA PA EIGHTEENTH SERIES AGC (UTILITIES REVENUE, GUARANTEE AGREEMENT)       5.25    08/01/2016      1,425,512
  1,500,000   PHILADELPHIA PA FRANKLIN TOWNE CHARTER HIGH SERIES A (IDR)                           5.00    01/01/2017      1,583,955
  1,000,000   PHILADELPHIA PA TEMPLE UNIVERSITY HEALTH SYSTEMS SERIES B (HEFAR)                    5.00    07/01/2012      1,006,120
    355,000   ROBINSON TOWNSHIP PA MUNICIPAL AUTHORITY (WATER & SEWER REVENUE)                     6.90    05/15/2018        406,709
                                                                                                                          22,163,009
                                                                                                                        ------------
PUERTO RICO: 3.36%
    500,000   COMMONWEALTH OF PUERTO RICO (TAX REVENUE, FIRST SECURITY BANK LOC)                   6.50    07/01/2013        558,330
  1,000,000   COMMONWEALTH OF PUERTO RICO SERIES A (PROPERTY TAX REVENUE)                          5.00    07/01/2018        984,170
  2,500,000   PUERTO RICO AQUEDUCT & SEWER AUTHORITY SR LIEN SERIES A (WATER & SEWER REVENUE)      5.00    07/01/2012      2,541,650
  1,400,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES 00 (ELECTRIC REVENUE, CIFG INSURED)      5.00    07/01/2013      1,434,832
  4,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU
                 (OTHER REVENUE, FIRST SECURITY BANK LOC)+/-ss.                                    2.33    07/01/2029      3,400,000
  3,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (ELECTRIC REVENUE)                    5.50    07/01/2021      3,635,030
  3,500,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES M2
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    07/01/2035      3,574,725
    855,000   PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION SERIES A
                 (LEASE REVENUE, MBIA INSURED)ss.+/-                                               5.25    08/01/2029        860,780
                                                                                                                          16,989,517
                                                                                                                        ------------
SOUTH CAROLINA: 2.81%
  1,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH SERIES C
                 PREREFUNDED (HOSPITAL REVENUE)ss.                                                 6.00    08/01/2020      1,112,910
    400,000   CHARLESTON EDUCATIONAL EXCELLENCE FINANCING CORPORATION SC CHARLESTON COUNTY
                 SCHOOL DISTRICT PROJECT (LEASE REVENUE)                                           5.00    12/01/2018        414,460
  2,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.21    01/01/2038        186,260
  1,750,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.24    01/01/2037        175,175
    250,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.51    01/01/2032         35,260
    500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
                 (TOLL ROAD REVENUE)##                                                             8.29    01/01/2036         53,550

                 Wells Fargo Advantage Municipal Income Funds 37


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
SOUTH CAROLINA (continued)
$ 2,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
                 (TOLL ROAD REVENUE)##                                                             8.36%   01/01/2035   $    228,220
    100,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
                 (TOLL ROAD REVENUE)##                                                             8.46    01/01/2033         13,130
  1,000,000   KERSHAW COUNTY SC PUBLIC SCHOOLS DISTRICT PROJECT (LEASE REVENUE, CIFG INSURED)      5.00    12/01/2020      1,004,320
    740,000   LEE COUNTY SC SCHOOL FACILITIES INCORPORATED SERIES 2006
                 (LEASE REVENUE, RADIAN INSURED)                                                   6.00    12/01/2016        786,028
    600,000   LEE COUNTY SC SCHOOL FACILITIES INCORPORATED SERIES 2006
                 (LEASE REVENUE, RADIAN INSURED)                                                   6.00    12/01/2018        632,160
  1,555,000   MCCORMICK COUNTY SC HEALTH CARE CENTER PROJECT PREREFUNDED (HCFR)ss.                 8.00    03/01/2014      1,849,921
    500,000   PIEDMONT MUNICIPAL POWER AGENCY SC SERIES B (ELECTRIC REVENUE, MBIA INSURED)         5.25    01/01/2011        503,825
  1,025,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY EBENEZER NURSING SERIES A
                 (HFFAR, GNMA)                                                                     6.90    01/20/2037      1,091,246
  2,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH
                 (HOSPITAL REVENUE)ss.+/-                                                          2.30    08/01/2039      1,925,000
  1,500,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH SERIES C
                 PREREFUNDED (HOSPITAL REVENUE)ss.                                                 6.88    08/01/2027      1,729,560
  2,500,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY (OTHER REVENUE)                      5.00    06/01/2018      2,435,650
                                                                                                                          14,176,675
                                                                                                                        ------------
SOUTH DAKOTA: 0.43%
    650,000   HEARTLAND SD CONSUMERS POWER DISTRICT (ELECTRIC REVENUE LOC)                         6.00    01/01/2012        690,092
    500,000   LOWER BRULE SIOUX TRIBE SOUTH DAKOTA SERIES B                                        5.25    05/01/2015        463,160
  1,000,000   SOUTH DAKOTA STATE HEALTH & EDUCATIONAL FACILITIES SANFORD HEALTH (HCFR)             5.00    11/01/2015      1,035,310
                                                                                                                           2,188,562
                                                                                                                        ------------
TENNESSEE: 0.39%
    980,000   METROPOLITAN GOVERNMENT NASHVILLE & DAVIDSON COUNTY TN (WATER & SEWER REVENUE)       6.50    12/01/2014      1,144,934
    725,000   SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD LE BONHUER
                 CHILDRENS MEDICAL CENTER SERIES D (HCFR, MBIA INSURED)                            5.50    08/15/2019        803,054
                                                                                                                           1,947,988
                                                                                                                        ------------
TEXAS: 6.55%
  5,000,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS SERIES A                              5.00    08/15/2034      5,127,800
  1,080,000   BEXAR COUNTY TX REVENUE PROJECT                                                      5.75    08/15/2022      1,130,382
  1,640,000   EAGLE PASS TX (OTHER REVENUE, AMBAC INSURED)                                         5.25    02/15/2014      1,697,006
  1,000,000   GARZA COUNTY TX PUBIC FACILITIES CORPORATION                                         5.25    10/01/2014        995,180
  1,000,000   GARZA COUNTY TX PUBLIC FACILITY CORPORATION (NURSING HOME REVENUE)                   5.50    10/01/2016        997,290
  7,250,000   GATEWAY PUBLIC FACILITY CORPORATION STONEGATE VILLAS APARTMENTS PROJECT
                 (STATE & LOCAL GOVERNMENTS, FNMA)ss.+/-                                           4.55    07/01/2034      7,320,180
  1,200,000   HARRIS COUNTY TX HEALTH FACILITIES DEVELOPMENT CORPORATION MEMORIAL HOSPITAL
                 SYSTEMS PROJECT SERIES A (HCFR, MBIA INSURED)                                     6.00    06/01/2013      1,272,456
  1,495,000   MIDTOWN REDEVELOPMENT AUTHORITY TEXAS (TAX INCREMENTAL REVENUE, AMBAC INSURED)       5.00    01/01/2020      1,528,279
  1,135,000   NORTH TEXAS HEALTH FACILITIES DEVELOPMENT CORPORATION TX UNITED REGIONAL HEALTH
                 CARE SYSTEM (HFFA REVENUE, FIRST SECURITY BANK LOC)                               5.00    09/01/2016      1,197,981
    450,000   NORTH TEXAS HEALTH FACILITIES DEVELOPMENT CORPORATION TX UNITED REGIONAL HEALTH
                 CARE SYSTEM (HFFA REVENUE, FIRST SECURITY BANK LOC)                               5.00    09/01/2017        473,882
  4,100,000   NORTH TX TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES E3 (OTHER REVENUE)ss.+/-         5.75    01/01/2038      4,287,821
  2,500,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION SERIES B
                 (UTILITIES REVENUE)+/-ss.                                                         2.41    12/15/2017      2,143,150
  1,850,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION SERIES C
                 (UTILITIES REVENUE)+/-ss.                                                         3.34    12/15/2026      1,404,317
    425,000   TEXAS STATE PFA (OTHER REVENUE)                                                      5.00    12/01/2012        424,482
    855,000   TEXAS STATE PFA CHARTER SCHOOL KIPP INCORPORATED EDUCATION SERIES A
                 (PRIVATE SCHOOL REVENUE, ACA INSURED)                                             4.50    02/15/2016        791,713
    960,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES A (OTHER REVENUE)                           5.00    02/15/2018        858,077
    155,000   TEXAS STATE PFA UPLIFT EDUCATION SERIES A (OTHER REVENUE)                            4.50    12/01/2009        155,570

                 38 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
TEXAS (continued)
$   825,000   TOMBALL TX INDEPENDENT SCHOOL DISTRICT
                 (PROPERTY TAX REVENUE, PERMANENT SCHOOL FUND GUARANTEED)##                        4.24%   02/15/2015   $    624,674
    635,000   WACO TX HEALTH FACILITIES DEVELOPMENT CORPORATION HILLCREST SYSTEM PROJECT
                 SERIES A (HCFR, MBIA INSURED)                                                     5.00    08/01/2016        664,401
                                                                                                                          33,094,641
                                                                                                                        ------------
UTAH: 0.61%
  1,000,000   UTAH COUNTY UT LAKEVIEW ACADEMY SERIES A (EDUCATIONAL FACILITIES REVENUE)            5.35    07/15/2017        961,180
    500,000   UTAH COUNTY UT LINCOLN ACADEMY SERIES A (EDUCATIONAL FACILITIES REVENUE)++           5.45    06/15/2017        482,480
    750,000   UTAH STATE CHARTER SCHOOL FINANCE AUTHORITY CHANNING HALL SERIES A
                 (EDUCATIONAL FACILITIES REVENUE)++                                                5.75    07/15/2022        703,935
  1,000,000   WEST VALLEY CITY UT MONTICELLO ACADEMY (EDUCATIONAL FACILITIES REVENUE)++            6.38    06/01/2037        916,520
                                                                                                                           3,064,115
                                                                                                                        ------------
VIRGIN ISLANDS: 0.20%
  1,000,000   VIRGIN ISLANDS PFA SENIOR LIEN LOAN NOTES                                            5.50    10/01/2014      1,011,570
                                                                                                                        ------------
VIRGINIA: 3.31%
  1,800,000   MARQUIS CDA VA (OTHER REVENUE)                                                       5.63    09/01/2018      1,722,618
  1,750,000   REYNOLDS CROSSING CDA REYNOLDS CROSSING PROJECT (SPECIAL TAX REVENUE)                5.10    03/01/2021      1,542,450
  9,485,000   TOBACCO SETTLEMENT FINANCING CORPORATION ASSET-BACKED (EXCISE TAX REVENUE)           5.50    06/01/2026     10,368,338
     55,000   VIRGINIA COLLEGE BUILDING AUTHORITY (HEFAR)                                          5.00    06/01/2013         56,664
    210,000   VIRGINIA COLLEGE BUILDING AUTHORITY (HEFAR)                                          5.00    06/01/2015        216,050
    100,000   VIRGINIA HOUSING DEVELOPMENT AUTHORITY SERIES D SUBSERIES D1
                 (HOUSING REVENUE LOC)                                                             4.50    07/01/2010        102,532
  1,100,000   WATKINS CENTRE CDA VA (OTHER REVENUE)                                                5.40    03/01/2020      1,005,345
  1,800,000   WHITE OAK VILLAGE VA SHOPS CDA (SPECIAL TAX REVENUE)                                 5.30    03/01/2017      1,714,464
                                                                                                                          16,728,461
                                                                                                                        ------------
WASHINGTON: 2.46%
    310,000   GRANT COUNTY WA PUBLIC UTILITY DISTRICT #2 SERIES G (ELECTRIC REVENUE LOC)           5.25    01/01/2012        330,476
  2,000,000   OCEAN SHORES WA LOCAL IMPROVEMENT DISTRICT BAN # 2007-01 (SPECIAL TAX REVENUE)       5.00    08/01/2011      2,001,320
  2,225,000   QUINAULT WA INDIAN NATION REFUNDED QUINAULT BEACH SERIES A
                 (OTHER REVENUE, ACA INSURED)                                                      5.80    12/01/2015      2,105,540
    275,000   SNOHOMISH COUNTY WA PUBLIC HOSPITAL DISTRICT #3 SERIES A                             6.00    06/01/2010        275,025
    450,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED              5.50    06/01/2012        458,379
  3,600,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED              6.50    06/01/2026      3,640,392
  2,470,000   WASHINGTON STATE HCFR SERIES B (HCFR, MBIA INSURED)                                  5.00    02/15/2027      2,463,924
  1,055,000   WASHINGTON STATE HEFAR REF-PACIFIC LUTHERAN UNIVERSITY
                 (COLLEGE AND UNIVERSITY REVENUE, RADIAN INSURED)                                  5.00    11/01/2014      1,059,473
     75,000   WASHINGTON STATE HOUSING FINANCE COMMISSION CRISTA MINISTRIES PROJECT A              5.35    07/01/2014         75,401
                                                                                                                          12,409,930
                                                                                                                        ------------
WISCONSIN: 3.74%
    565,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED                      5.00    06/01/2009        567,599
  2,760,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED                      6.00    06/01/2017      2,762,705
 11,105,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED (OTHER REVENUE)      6.13    06/01/2027     10,932,206
     70,000   ST. CROIX FALLS WI CDA                                                               3.95    12/01/2008         70,351
     70,000   ST. CROIX FALLS WI CDA                                                               4.20    12/01/2009         71,023
     75,000   ST. CROIX FALLS WI CDA                                                               4.40    12/01/2010         76,443
    150,000   WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                                         4.25    10/01/2017        145,412
    890,000   WISCONSIN HEFA BELL TOWER RESIDENCE PROJECT                                          4.75    07/01/2015        904,302
  1,360,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES C
                 (HOUSING REVENUE, GO OF AUTHORITY)                                                4.75    03/01/2012      1,371,801
     20,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES E                          4.00    05/01/2013         20,222

                 Wells Fargo Advantage Municipal Income Funds 39


                     Portfolio of Investments--June 30, 2008

INTERMEDIATE TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
WISCONSIN (continued)
$   210,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES E                          4.15%   05/01/2015   $    211,233
  1,765,000   WISCONSIN STATE SERIES 1 (OTHER REVENUE)                                             4.75    05/01/2018      1,790,398
                                                                                                                          18,923,695
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $499,938,106)                                                                        491,091,910
                                                                                                                        ------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 1.11%
MUTUAL FUNDS: 1.11%
  5,576,739   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~+++                                               5,576,739
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,576,739)                                                                             5,576,739
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES (COST $505,514,845)*                                              98.28%                $496,668,649
OTHER ASSETS AND LIABILITIES, NET                                                                  1.72                    8,711,835
                                                                                                 ------                 ------------
TOTAL NET ASSETS                                                                                 100.00%                $505,380,484
                                                                                                 ------                 ------------

----------
ss. These securities are subject to a demand feature which reduces the effective maturity.

+/-  Variable rate investments.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

##   Zero coupon bond. Interest rate presented is yield to maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default but security may not be disposable if and until successful auctions resume.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $5,576,739.

* Cost for federal income tax purposes is $505,607,892 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  1,505,098
Gross unrealized depreciation                 (10,444,341)
                                             ------------
Net unrealized appreciation (depreciation)   $ (8,939,243)

   The accompanying notes are an integral part of these financial statements.

                 40 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MUNICIPAL BONDS & NOTES: 99.13%
ALABAMA: 1.82%
$ 1,350,000   BIRMINGHAM AL SERIES A (WATER REVENUE)                                               5.00%   01/01/2018   $  1,373,841
    775,000   JEFFERSON COUNTY AL SERIES A-FSA-CR
                 (SALES TAX REVENUE, FIRST SECURITY BANK LOC)                                      5.25    01/01/2018        768,715
  2,725,000   JEFFERSON COUNTY AL SERIES B8 (SEWER REVENUE, FIRST SECURITY BANK LOC)               5.25    02/01/2015      2,724,864
  1,200,000   UNIVERSITY OF ALABAMA AT BIRMINGHAM SERIES A (HOSPITAL REVENUE)%%                    5.75    09/01/2022      1,242,888
  1,200,000   UNIVERSITY OF ALABAMA AT BIRMINGHAM SERIES A (HOSPITAL REVENUE)%%                    5.25    09/01/2025      1,173,360
                                                                                                                           7,283,668
                                                                                                                        ------------
ALASKA: 0.16%
    608,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK TOBACCO SETTLEMENT REVENUE
                 ASSET-BACKED PREREFUNDED (EXCISE TAX REVENUE)ss.                                  6.20    06/01/2022        638,607
                                                                                                                        ------------
ARIZONA: 5.62%
     25,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES A             5.30    11/15/2008         25,315
     30,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES A
                 PREREFUNDED ss.                                                                   5.50    11/15/2010         31,239
    290,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES A
                 PREREFUNDED ss.                                                                   5.38    02/15/2018        311,521
     85,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES A
                 PREREFUNDED ss.                                                                   5.88    02/15/2027         92,744
    100,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES A
                 PREREFUNDED ss.                                                                   6.25    11/15/2029        105,139
  4,045,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES B
                 (HOSPITAL REVENUE)ss.+/-                                                          2.40    02/01/2042      3,792,188
  1,495,000   ARIZONA HFA MORTGAGE-BACKED SECURITIES PROGRAM SERIES B
                 (HOUSING REVENUE, FHLMC)#                                                         5.15    12/01/2035      1,466,535
  1,030,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)      5.90    07/15/2022        990,088
  2,500,000   GILBERT AZ WATER RESOURCE MUNICIPAL PROPERTY CORPORATION (SEWER REVENUE)             4.90    04/01/2019      2,446,675
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    11/01/2014        373,522
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.14    12/01/2014        371,643
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.18    01/01/2015        368,842
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.18    02/01/2015        366,974
    548,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC PROJECT SERIES C (LEASE REVENUE)##            6.18    03/01/2015        365,110
  1,143,416   PHOENIX AZ & PIMA COUNTY AZ IDA SERIES 2007-1 (SFHR, GNMA INSURED)                   5.25    08/01/2038      1,121,371
    510,000   PIMA COUNTY AZ IDA ACCLAIM CHARTER SCHOOL PROJECT
                 (EDUCATIONAL FACILITIES REVENUE)                                                  5.60    12/01/2016        490,391
  2,000,000   PIMA COUNTY AZ IDA CONSTELLATION SCHOOL PROJECT (LEASE REVENUE)                      7.00    01/01/2038      1,888,620
    500,000   PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT (WATER & SEWER REVENUE)        5.45    12/01/2017        450,840
    810,000   PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT (WATER & SEWER REVENUE)        5.75    12/01/2032        663,479
    775,000   PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT
                 (WATER & WASTEWATER AUTHORITY REVENUE)                                            6.55    12/01/2037        699,647
    260,000   PINAL COUNTY AZ ELECTRIC DISTRICT #4 (ELECTRIC REVENUE)                              6.00    12/01/2023        266,050
    370,000   PINAL COUNTY AZ ELECTRIC DISTRICT #4 (ELECTRIC REVENUE)                              6.00    12/01/2028        372,257
    265,000   SCOTTSDALE WATERFRONT COMMERICAL COMMUNITY FACILITIES DISTRICT AZ
                 (PROPERTY TAX REVENUE)++                                                          6.00    07/15/2027        250,359
    310,000   SCOTTSDALE WATERFRONT COMMERICAL COMMUNITY FACILITIES DISTRICT AZ
                 (PROPERTY TAX REVENUE)++                                                          6.05    07/15/2032        286,914
  1,440,000   SURPRISE AZ MUNICIPAL PROPERTY CORPORATION
                 (WATER & WASTEWATER AUTHORITY REVENUE)                                            4.70    04/01/2022      1,326,355
  3,425,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT #1 (OTHER REVENUE)                          6.00    07/15/2013      3,545,046
                                                                                                                          22,468,864
                                                                                                                        ------------
CALIFORNIA: 4.95%
    585,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK CAPITAL APPRECIATION
                 SERIES A (OTHER REVENUE, ACA INSURED)##                                           5.04    12/01/2022         58,161
  1,590,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK SERIES A CAPITAL
                 APPRECIATION (ECONOMIC DEVELOPMENT REVENUE, ACA INSURED)##                        4.45    12/01/2017        206,668
  1,075,000   CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES-B
                 (HEALTHCARE FACILITIES REVENUE)+/-                                                2.59    04/01/2036        783,675
    450,000   CALIFORNIA STATEWIDE CDA RETIREMENT HOUSING FOUNDATIONss.+/-(m)                      7.35    12/01/2028        450,000
  1,900,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT PROJECT #2
                 (OTHER REVENUE)                                                                   4.45    10/01/2011      1,909,519
  1,900,000   FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)               5.25    07/15/2010      1,866,427

                 Wells Fargo Advantage Municipal Income Funds 41


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
CALIFORNIA (continued)
$ 3,000,000   INLAND CA EMPIRE TOBACCO SECURITIZATION AUTHORITY SERIES C2 (OTHER REVENUE)##        7.95%   06/01/2047   $    144,330
     75,000   LOMPOC CA UNIFIED SCHOOL DISTRICT CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
                 ASSURED GUARANTY)##                                                               5.04    08/01/2021         39,100
  1,000,000   MADERA COUNTY CA VALLEY CHILDREN'S HOSPITAL (HCFR LOC)                               6.50    03/15/2015      1,106,360
  4,000,000   NORTHERN CA GAS AUTHORITY #1 (OTHER REVENUE)+/-                                      2.41    07/01/2017      3,400,000
  2,065,000   NORTHERN CA GAS AUTHORITY #1 (UTILITIES REVENUE)+/-                                  3.80    07/01/2019      1,734,600
  1,800,000   PORT HUENEME CA REDEVELOPMENT AGENCY CENTRAL COMMUNITY PROJECT
                 (TAX INCREMENTAL REVENUE LOC)                                                     5.50    05/01/2014      1,898,856
    600,000   POWAY CA USD PUBLIC FINANCING AUTHORITY TRANCHE SERIES B (LEASE REVENUE,
                 FIRST SECURITY BANK LOC)ss.##                                                     4.40    12/01/2042        453,714
    300,000   RANCHO CUCAMONGA CA REDEVELOPMENT AGENCY (HOUSING REVENUE, MBIA INSURED)             5.00    09/01/2034        291,996
    805,000   ROSEVILLE CA FINANCE AUTHORITY SERIES A (SPECIAL TAX REVENUE, AMBAC INSURED)         5.00    09/01/2019        804,742
  3,935,000   SAN BERNARDINO COUNTY CA FINANCING AUTHORITY CT HOUSING FACILITIES PROJECT
                 (OTHER REVENUE, MBIA INSURED)                                                     5.50    06/01/2037      4,129,192
    500,000   SAN DIEGO COUNTY CA CERTIFICATES PARTNERSHIP (LEASE REVENUE, AMBAC INSURED)          5.63    09/01/2012        506,465
                                                                                                                          19,783,805
                                                                                                                        ------------
COLORADO: 4.89%

  2,400,000   ARKANSAS CO RIVER POWER AUTHORITY (POWER REVENUE)                                    6.00    10/01/2040      2,352,120
  1,550,000   COLORADO ECFA CEREBRAL PALSY PROJECT SERIES A (OTHER REVENUE)                        6.25    05/01/2036      1,405,928
    850,000   COLORADO ECFA CHARTER SCHOOL BANNING LEWIS (OTHER REVENUE)++                         6.13    12/15/2035        775,132
  1,170,000   COLORADO ECFA CHARTER SCHOOL CARBON VALLEY ACADEMY (LEASE REVENUE)                   5.63    12/01/2036        983,280
  1,595,000   COLORADO ECFA CHARTER SCHOOL COMMUNITY LEADERSHIP (ECFR)                             5.75    07/01/2019      1,528,552
    500,000   COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY PROJECT (OTHER REVENUE)                5.50    10/01/2017        475,245
  1,665,000   COLORADO ECFA UNION COLONY CHARTER SCHOOL PROJECT (ECFR)++                           5.75    12/01/2037      1,397,851
  4,190,000   E-470 PUBLIC HIGHWAY AUTHORITY CAPITAL APPRECIATION SENIOR LIEN SERIES B
                 (TOLL ROAD REVENUE LOC)##                                                         5.02    09/01/2016      2,794,521
  3,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES C2 (OTHER REVENUE, MBIA INSURED)ss.+/-      5.00    09/01/2039      3,018,780
  1,245,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES D2 (OTHER REVENUE, MBIA INSURED)ss.+/-      5.00    09/01/2039      1,249,980
    800,000   EAGLE COUNTY CO AIRPORT TERMINAL CORPORATE PROJECT SERIES A (AIRPORT REVENUE)        5.15    05/01/2017        737,544
    495,000   EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT TERMINAL IMPROVEMENT
                 PROJECT SERIES B (AIRPORT REVENUE)                                                5.05    05/01/2015        461,642
    890,000   EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT TERMINAL IMPROVEMENT
                 PROJECT SERIES B (AIRPORT REVENUE)                                                5.25    05/01/2020        797,271
  1,560,000   LINCOLN PARK CO METROPOLITAN DISTRICT (PROPERTY TAX REVENUE)                         5.25    12/01/2017      1,542,824
                                                                                                                          19,520,670
                                                                                                                        ------------
DISTRICT OF COLUMBIA: 0.16%
    410,000   DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION                        5.38    05/15/2010        414,010
    205,000   DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION                        5.70    05/15/2012        210,203
                                                                                                                             624,213
                                                                                                                        ------------
FLORIDA: 9.25%
  1,875,000   AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)              4.80    11/01/2012      1,719,544
  1,050,000   BREVARD COUNTY FL RETIREMENT HOUSING FUNDING (HCFR LOC)ss.+/-(m)                     7.35    12/01/2028      1,050,000
  1,980,000   CHARLOTTE COUNTY FL IDA BOND ANTICIPATION NOTES (OTHER REVENUE)                      5.75    10/01/2008      1,972,199
  3,445,000   CLAY COUNTY FL HOUSING FINANCE AUTHORITY SERIES A2 (HOUSING REVENUE, FNMA)           4.85    04/01/2028      3,356,360
  2,125,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES B (OTHER REVENUE)            5.13    05/01/2016      1,861,883
    900,000   FOUNTAINBLEAU LAKES FL COMMUNITY DEVELOPMENT DISTRICT SERIES B (SPECIAL
                 TAX REVENUE)                                                                      6.00    05/01/2015        821,961
    265,000   GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES B (OTHER REVENUE LOC)             4.75    12/01/2015        272,894
  1,200,000   HILLSBOROUGH COUNTY FL IDA (ELECTRIC REVENUE)                                        5.65    05/15/2018      1,188,468
  6,390,000   HILLSBOROUGH COUNTY FL IDA (OTHER REVENUE, AMBAC INSURED)ss.+/-                      5.00    12/01/2034      6,355,366
    680,000   HILLSBOROUGH COUNTY FL IDA HEALTH FACILITIES UNIVERSITY COMMUNITY HOSPITAL
                 SERIES A (HEALTHCARE FACILITIES REVENUE)                                          5.63    08/15/2029        647,999

                 42 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
FLORIDA (continued)
$ 3,370,000   JACKSONVILLE FL HFA AMT SERIES A2 (HOUSING REVENUE, GNMA)                            5.00%   04/01/2030   $  3,420,382
  2,400,000   LEE COUNTY FL (SOLID WASTE REVENUE, MBIA INSURED)                                    5.63    10/01/2013      2,457,336
    900,000   MIAMI DADE COUNTY FL AMT MIAMI INTERNATIONAL AIRPORT SERIES B (AIRPORT REVENUE,
                 XLCA)                                                                             5.00    10/01/2012        901,638
  1,000,000   MIAMI DADE COUNTY FL INDUSTRIAL DEVELOPMENT AUTHORITY AIRIS MIAMI II LLC
                 PROJECT (IDR, AMBAC INSURED)                                                      6.00    10/15/2025      1,010,320
  3,215,000   ORLANDO FL HOUSING AUTHORITY WEST OAKS APARTMENTS PROJECTS PUTTABLE (HOUSING
                 REVENUE, FNMA)ss.                                                                 5.05    08/01/2033      3,324,310
  2,900,000   PUTNAM COUNTY FL DEVELOPMENT AUTHORITY SEMINOLE PROJECT SERIES A (OTHER
                 REVENUE, AMBAC INSURED)ss.+/-                                                     5.35    03/15/2042      2,856,268
  3,800,000   SEMINOLE INDIAN TRIBE OF FLORIDA SERIES A (GO - STATES, TERRITORIES)++               5.75    10/01/2022      3,720,466
                                                                                                                          36,937,394
                                                                                                                        ------------
GEORGIA: 0.65%
  1,500,000   ATLANTA GA AMT SERIES B (AIRPORT REVENUE, FGIC INSURED)                              6.00    01/01/2018      1,526,010
    465,000   FORSYTH COUNTY GA HOSPITAL AUTHORITY GEORGIA BAPTIST HEALTH CARE SYSTEM PROJECT
                 (HCFR)                                                                            6.38    10/01/2028        541,214
      5,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE PREREFUNDED SERIES Y
                 (ELECTRIC REVENUE LOC, MBIA INSURED)ss.                                           6.50    01/01/2017          5,748
    450,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE SERIES Y (ELECTRIC REVENUE
                 LOC, MBIA INSURED)                                                                6.50    01/01/2017        511,016
      5,000   GEORGIA STATE SERIES B (OTHER REVENUE)                                               6.25    03/01/2011          5,417
                                                                                                                           2,589,405
                                                                                                                        ------------
GUAM: 0.06%
    280,000   GUAM EDUCATION FINANCING FOUNDATION CERTIFICATES PARTNERSHIP GUAM PUBLIC SCHOOL
                 FACILITIES PROJECT SERIES B (EDUCATIONAL FACILITIES REVENUE, ACA INSURED)         4.50    10/01/2026        237,919
                                                                                                                        ------------
HAWAII: 0.25%
  1,000,000   HAWAII STATE (AIRPORT REVENUE, FGIC INSURED)                                         5.75    07/01/2015      1,018,020
                                                                                                                        ------------
IDAHO: 0.78%
  2,000,000   IDAHO HOUSING & FINANCE ASSOCIATION IDAHO ARTS CHARTER SCHOOL INCORPORATED
                 SERIES A (OTHER REVENUE)                                                          6.50    12/01/2038      1,913,280
    500,000   IDAHO HOUSING & FINANCE ASSOCIATION LIBERTY CHARTER SCHOOL SERIES-A (OTHER
                 REVENUE)                                                                          6.00    06/01/2038        479,235
    715,000   IDAHO HOUSING & FINANCE ASSOCIATION SERIES E-CL I (SFMR)                             3.60    07/01/2033        709,931
                                                                                                                           3,102,446
                                                                                                                        ------------
ILLINOIS: 6.09%
  2,740,000   AURORA IL SERIES B                                                                   5.85    12/30/2013      2,630,071
    250,000   DU PAGE COUNTY IL SPECIAL SERVICE MONARCH LANDING PROJECT (SPECIAL TAX REVENUE)      5.40    03/01/2016        239,385
  1,750,000   EUREKA IL EUREKA COLLEGE PROJECT SERIES 1998B (COLLEGE & UNIVERSITY REVENUE,
                 MBIA INSURED)                                                                     7.00    01/01/2019      1,785,228
    715,000   HAMPSHIRE IL SPECIAL SERVICE AREA #18 CROWN DEVELOPMENT PROJECT TAMMS FARM
                 SERIES A (SPECIAL TAX REVENUE)                                                    6.00    03/01/2044        591,291
    500,000   HAMPSHIRE IL SPECIAL SERVICE AREA #19 CROWN DEVELOPMENT PRAIRIE RIDGE EAST B
                 (SPECIAL TAX REVENUE)                                                             5.63    03/01/2022        438,480
  3,970,000   HARVEY IL SERIES A (PROPERTY TAX REVENUE)                                            5.50    12/01/2027      3,774,438
  2,025,000   HARVEY IL SERIES A (PROPERTY TAX REVENUE)                                            5.63    12/01/2032      1,908,441
  1,450,000   ILLINOIS FINANCE AUTHORITY CHARTER SCHOOLS UNO CHARTER SERIES C PREREFUNDED
                 (OTHER REVENUE, ACA INSURED)ss.                                                   5.38    09/01/2032      1,179,938
    410,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
                 (HCFR, GO)                                                                        5.35    07/01/2027        393,477
  2,350,000   ILLINOIS FINANCE AUTHORITY SILVER CROSS HOSPITAL & MEDICAL (HCFR)                    5.50    08/15/2030      2,296,937
  1,985,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT NUMBER 117 CAPITAL APPRECIATION
                 SERIES B (PROPERTY TAX REVENUE, FGIC INSURED)##                                   5.02    12/01/2016      1,308,115
    600,000   MARKHAM IL SERIES B (PROPERTY TAX REVENUE)                                           4.75    02/01/2018        569,364

                 Wells Fargo Advantage Municipal Income Funds 43


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
ILLINOIS (continued)
$   825,000   MARKHAM IL SERIES C (PROPERTY TAX REVENUE)                                           4.75%   02/01/2017   $    791,241
    850,000   MCCOOK IL (PROPERTY TAX REVENUE)                                                     5.20    12/01/2030        840,072
  1,680,000   PEORIA IL METROPOLITAN AIRPORT AUTHORITY (AIRPORT REVENUE)                           4.50    12/01/2020      1,651,860
  1,700,000   PEORIA IL METROPOLITAN AIRPORT AUTHORITY (AIRPORT REVENUE)                           4.50    12/01/2021      1,651,550
    615,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL GOVERNMENT PROGRAM
                 COLLINSVILLE LIMITED (SALES TAX REVENUE)                                          5.00    03/01/2025        553,106
    900,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL GOVERNMENT PROGRAM
                 COLLINSVILLE LIMITED (SALES TAX REVENUE)                                          5.35    03/01/2031        806,436
    975,000   VERNON HILLS IL TOWN CENTER PROJECT SERIES A (TAX INCREMENTAL REVENUE)               6.25    12/30/2026        923,930
                                                                                                                          24,333,360
                                                                                                                        ------------
INDIANA: 0.46%
  2,000,000   VALPARAISO IN ECONOMIC DEVELOPMENT VALPARAISO FAMILY YMCA (OTHER REVENUE)            6.00    12/01/2036      1,829,380
                                                                                                                        ------------
IOWA: 0.96%
    110,000   IOWA FINANCE AUTHORITY CHILD SERVICES (OTHER REVENUE)                                5.00    06/01/2009        109,480
    125,000   IOWA FINANCE AUTHORITY CHILD SERVICES (OTHER REVENUE)                                5.00    06/01/2010        123,826
  4,075,000   XENIA IA RURAL WATER DISTRICT (WATER REVENUE, CIFG INSURED)                          5.00    12/01/2041      3,614,973
                                                                                                                           3,848,279
                                                                                                                        ------------
KANSAS: 2.00%
    765,000   CITY OF OLATHECITY KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (TAX
                 INCREMENTAL REVENUE)                                                              5.50    09/01/2026        700,801
    290,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH FACILITIES HARTFORD (HCFR LOC)           6.13    04/01/2012        293,642
  3,010,000   SEDGWICK & SHAWNEE COUNTIES KS MORTGAGE-BACKED SECURITIES SERIES A (SFHR, GNMA)      5.40    12/01/2037      2,912,506
    680,000   SEDGWICK & SHAWNEE COUNTIES KS MORTGAGE-BACKED SECURITIES SERIES A5
                 (HOUSING REVENUE LOC)+/-ss.                                                       5.70    12/01/2036        650,808
  2,090,000   WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT TRANSPORTATION DEVELOPMENT
                 STRICT LEGENDS VILLAGE WEST PROJECT (OTHER REVENUE)                               4.88    10/01/2028      1,780,346
  1,750,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT REFERENDUM SALES TAX SECOND LIEN AREA B
                 (SALES TAX REVENUE)                                                               5.00    12/01/2020      1,661,345
                                                                                                                           7,999,448
                                                                                                                        ------------
KENTUCKY: 1.36%
  1,550,000   KENTUCKY EDFA RETIREMENT HOUSING FOUNDATION (HCFR LOC)ss.+/-(m)                      7.35    12/01/2028      1,550,000
    775,000   LOUISVILLE & JEFFERSON COUNTY KY METROPOLITAN GOVERNMENT BELLARMINE UNIVERSITY
                 SERIES A (COLLEGE AND UNIVERSITY REVENUE)%%                                       6.00    05/01/2038        758,090
  3,125,000   LOUISVILLE & JEFFERSON COUNTY KY METROPOLITAN GOVERNMENT JEWISH HOSPITAL STATE
                 MARY'S HEALTHCARE (HCFR)%%                                                        6.13    02/01/2037      3,114,344
                                                                                                                           5,422,434
                                                                                                                        ------------
LOUISIANA: 2.84%
  3,075,000   CLAIBORNE PARISH LA LAW ENFORCEMENT DISTRICT CLAIBORNE CORRECTIONAL FACILITIES
                 PROJECT                                                                           6.25    03/01/2019      2,986,502
  1,000,000   COLONIAL PINNACLE COMMUNITY DEVELOPMENT DISTRICT (OTHER REVENUE)                     7.00    05/01/2037        975,580
    830,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B (OTHER
                 REVENUE, AMBAC INSURED)                                                           5.00    06/01/2015        846,940
  3,000,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B (OTHER
                 REVENUE, AMBAC INSURED)                                                           5.00    06/01/2019      2,979,690
  1,675,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B (OTHER
                 REVENUE, AMBAC INSURED)                                                           5.00    06/01/2020      1,648,217
  1,200,000   NEW ORLEANS LA (PROPERTY TAX REVENUE, FGIC INSURED)                                  5.50    12/01/2021      1,176,756
    760,000   NEW ORLEANS LA (SEWER REVENUE, FGIC INSURED)                                         5.38    06/01/2014        749,193
                                                                                                                          11,362,878
                                                                                                                        ------------
MARYLAND: 0.25%
  1,000,000   BALTIMORE MD SPECIAL OBLIGATION SERIES-A (OTHER REVENUE)                             7.00    09/01/2038        978,980
                                                                                                                        ------------

                 44 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MASSACHUSETTS: 1.67%
$ 1,200,000   MASSACHUSETTS HEFA BOSTON MEDICAL CENTER PROJECT (HCFR)%%                            5.25%   07/01/2038   $  1,114,692
    500,000   MASSACHUSETTS STATE HEFA CAREGROUP SERIES B-2 (HCFR, MBIA INSURED)                   5.38    02/01/2027        499,685
    250,000   MASSACHUSETTS STATE HEFA CAREGROUP SERIES B-2 (HCFR, MBIA INSURED)                   5.38    02/01/2028        246,563
  3,500,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    01/01/2013      3,431,820
    800,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    01/01/2016        761,280
    675,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    01/01/2017        634,372
                                                                                                                           6,688,412
                                                                                                                        ------------
MICHIGAN: 3.62%
    840,000   CESAR CHAVEZ ACADEMY MI INCORPORATED CERTIFICATE PARTICIPATION (LEASE REVENUE)       8.00    02/01/2033        897,254
  1,610,000   CRESCENT ACADEMY MI COP (OTHER REVENUE)                                              5.75    12/01/2036      1,207,210
  3,635,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)                5.00    04/01/2015      3,622,387
  2,725,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)                      5.75    10/01/2037      2,481,767
  1,480,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED OBLIGATION BRADFORD
                 (EDUCATIONAL FACILITIES REVENUE)++                                                6.50    09/01/2037      1,352,528
  1,175,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED OBLIGATION NATAKI
                 TALIBAH (EDUCATIONAL FACILITIES REVENUE)                                          6.25    10/01/2023      1,131,314
  1,150,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY DAUGHTERS CHARITY (HOSPITAL REVENUE)       5.25    11/01/2015      1,212,882
  1,650,000   MICHIGAN STRATEGIC FUND SERIES A (HOUSING REVENUE, GUARANTEE AGREEMENT)              5.25    10/15/2021      1,735,916
    900,000   STAR INTERNATIONAL ACADEMY MI FULL TERM (LEASE REVENUE)                              6.13    03/01/2037        806,085
                                                                                                                          14,447,343
                                                                                                                        ------------
MINNESOTA: 1.30%
    310,000   BROOKLYN PARK MN EDFA HUNTINGTON SITE DEVELOPMENT SERIES A
                 (TAX INCREMENTAL REVENUE)                                                         5.00    08/01/2009        315,893
  1,000,000   FALCON HEIGHT MN KALEIDOSCOPE CHARTER SCHOOL SERIES A (LEASE REVENUE)                6.00    11/01/2037        887,280
    570,000   MEEKER COUNTY MN HOSPITAL FACILITIES MEMORIAL HOSPITAL PROJECT (HCFR)                5.25    11/01/2016        554,775
    330,000   MEEKER COUNTY MN HOSPITAL FACILITIES MEMORIAL HOSPITAL PROJECT (HCFR)                5.25    11/01/2017        320,150
    545,000   MEEKER COUNTY MN HOSPITAL FACILITIES-MEMORIAL HOSPITAL PROJECT (HCFR)                5.13    11/01/2015        531,059
  1,000,000   WESTERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC PLANT REVENUE LOC)       5.50    01/01/2012      1,020,160
  1,500,000   WOODBURY MN MATH SCIENCE ACADEMY PROJECT SERIES A                                    7.50    12/01/2031      1,560,870
                                                                                                                           5,190,187
                                                                                                                        ------------
MISSISSIPPI: 0.10%
    500,000   GULFPORT-BILOXI REGIONAL AIRPORT AUTHORITY MS PASSENGER FACILITIES SERIES A
                 (AIRPORT REVENUE, ACA INSURED)                                                    5.00    10/01/2022        411,460
                                                                                                                        ------------
MISSOURI: 4.16%
    560,000   CASS COUNTY MO (HOSPITAL REVENUE)                                                    5.00    05/01/2014        559,121
  1,360,000   CASS COUNTY MO (HOSPITAL REVENUE)                                                    5.50    05/01/2027      1,297,032
    600,000   COTTLEVILLE MO COP (LEASE REVENUE)                                                   5.25    08/01/2031        549,720
    840,000   DESLOGE MO US HIGHWAY 67 STATE STREET REDEVELOPMENT PROJECT                          5.20    04/15/2020        810,365
  2,700,000   INDEPENDENCE MO THIRTY-NINTH STREET TRANSPORTATION DISTRICT IMPROVEMENT
                 DEVELOPMENT ROAD IMPROVEMENT PROJECT (TRANSPORTATION REVENUE)                     6.88    09/01/2032      2,700,000
  3,475,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                                   5.25    12/01/2014      3,437,609
  1,250,000   MISSOURI HOUSING DEVELOPMENT COMMISSION AMT HOMEOWNERSHIP LOAN PROGRAM SERIES B
                 (HOUSING REVENUE, GNMA)                                                           6.05    03/01/2037      1,281,038
    760,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                                5.00    09/01/2026        733,552
  1,485,000   SAINT LOUIS MO LAMBERT SAINT LOUIS INTERNATIONAL SERIES B
                 (AIRPORT REVENUE, FGIC INSURED)                                                   6.00    07/01/2013      1,556,696
  3,700,000   ST. CHARLES COUNTY MO IDA HOUSING VANDERBILT APARTMENTSss.+/-                        5.00    02/01/2029      3,701,813
                                                                                                                          16,626,946
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 45


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MONTANA: 0.05%
$   195,000   FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY GLACIER PARK INTERNATIONAL AIRPORT
                 SERIES B (AIRPORT REVENUE)                                                        5.00%   06/01/2023   $    193,651
                                                                                                                        ------------
NEVADA: 0.98%
  2,000,000   RENO-SPARKS NV INDIAN COLONY GOVERNMENTAL (OTHER REVENUE, US BANK NA LOC)            5.00    06/01/2024      1,895,140
  1,100,000   RENO-SPARKS NV INDIAN COLONY GOVERNMENTAL (OTHER REVENUE, US BANK NA LOC)            5.13    06/01/2027      1,045,616
  1,000,000   SPARKS NV LOCAL IMPROVEMENT DISTRICTS DISTRICT NUMBER 3 (OTHER REVENUE)              6.75    09/01/2027        957,470
                                                                                                                           3,898,226
                                                                                                                        ------------
NEW JERSEY: 1.52%
    500,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (EXCISE TAX REVENUE)                       5.63    06/15/2019        495,755
  2,500,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (OTHER REVENUE)              5.63    06/15/2018      2,480,225
  1,195,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX REVENUE                      5.75    06/15/2029      1,169,343
  2,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX REVENUE                      5.75    06/15/2034      1,939,680
                                                                                                                           6,085,003
                                                                                                                        ------------
NEW MEXICO: 0.38%
  1,570,000   OTERO COUNTY NM (JAIL FACILITIES REVENUE)                                            5.50    04/01/2013      1,523,936
                                                                                                                        ------------
NEW YORK: 4.78%
  1,370,000   ALBANY NY INDUSTRIAL DEVELOPMENT AGENCY SERIES A BRIGHTER CHOICE CHARTER SCHOOL
                 (EDUCATIONAL FACILITIES REVENUE)                                                  4.55    04/01/2015      1,333,407
    950,000   ERIE COUNTY NY DEVELOPMENT AGENCY GLOBAL CONCEPTS CHARTER SCHOOL PROJECT (IDR)       6.25    10/01/2037        869,364
  1,775,000   GENESEE COUNTY NY IDA UNITED MEMORIAL MEDICAL CENTER PROJECT (HFFA REVENUE)          4.75    12/01/2014      1,650,981
    200,000   NASSAU COUNTY NY IDA (IDR)                                                           6.88    07/01/2010        209,078
    680,000   NEW YORK CITY NY IDAG CIVIC FACILITIES VAUGHN COLLEGE AERONAUTICS SERIES A           5.00    12/01/2016        644,565
    950,000   NEW YORK NY IDA SPECIAL NEEDS POOLED SERIES A1                                       6.88    07/01/2010        953,154
    100,000   NEW YORK NY TRANSITIONAL FINANCE AUTHORITY FUTURE TAX (IDR)+/-                       5.25    02/01/2029        103,688
  3,450,000   NEW YORK STATE DORMITORY AUTHORITY MANHATTAN COLLEGE SERIES B
                 (HOSPITAL REVENUE)+/-ss.                                                          2.65    05/01/2018      3,036,000
  4,000,000   PORT AUTHORITY OF NEW YORK & NEW JERSEY THIRTY-SEVENTH SERIES
                 (OTHER REVENUE, FIRST SECURITY BANK LOC)                                          5.50    07/15/2016      4,229,800
  1,000,000   ROCKLAND COUNTY NY (PROPERTY TAX REVENUE)                                            5.50    10/15/2014      1,066,910
  1,000,000   ROCKLAND COUNTY NY (PROPERTY TAX REVENUE, FGIC INSURED)                              5.60    10/15/2015      1,070,000
  2,000,000   SENECA NATION INDIANS NY CAPITAL IMPROVEMENTS AUTHORITY SERIES A
                 (OTHER REVENUE)++                                                                 5.25    12/01/2016      1,923,580
  1,900,000   TOBACCO SETTLEMENT FINANCING AUTHORITY CORPORATION SERIES B-1C (OTHER REVENUE)       5.50    06/01/2020      1,988,046
                                                                                                                          19,078,573
                                                                                                                        ------------
NORTH DAKOTA: 0.24%
    960,000   THREE AFFILIATED TRIBES OF THE FORT BERTHOLD RESERVATION ND
                 (RECREATIONAL FACILITIES REVENUE)                                                 6.30    11/15/2010        960,797
                                                                                                                        ------------
OHIO: 3.69%
    550,000   DEERFIELD TOWNSHIP OH (TAX ALLOCATION REVENUE)                                       5.00    12/01/2025        533,187
  1,000,000   LAKE COUNTY OH LAKE HOSPITAL SYSTEM SERIES C (OTHER REVENUE)                         5.75    08/15/2038        958,570
  3,300,000   LORAIN COUNTY OH CATHOLIC HEALTHCARE SERIES A (HEALTHCARE FACILITIES REVENUE)        5.75    10/01/2018      3,442,527
  3,760,000   MONTGOMERY COUNTY OH CHEVY CHASE APARTMENTSss.+/-                                    4.95    11/01/2035      3,592,342
  2,700,000   OHIO ENTERPRISE BOND SERIES 2A (ECONOMIC DEVELOPMENT REVENUE)                        5.50    12/01/2019      2,567,997
  1,900,000   RIVERSOUTH OH AUTHORITY LAZARUS BUILDING REDEVELOPMENT SERIES A (OTHER REVENUE)      5.75    12/01/2027      1,793,885
  2,000,000   TOLEDO-LUCAS COUNTY OH PORT AUTHORITY TOWN SQUARE AT LEVIS COMMONS
                 (OTHER REVENUE)                                                                   5.40    11/01/2036      1,870,780
                                                                                                                          14,759,288
                                                                                                                        ------------
OKLAHOMA: 1.30%
    750,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                          6.00    12/01/2025        734,895
  2,250,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                          6.25    12/01/2032      2,208,443

                 46 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
OKLAHOMA (continued)
$ 1,921,508   COMANCHE COUNTY OK INDEPENDENT SCHOOL DISTRICT #4 GERONIMO
                 (EDUCATIONAL FACILITIES REVENUE)                                                  6.25%   08/15/2014   $  2,084,433
    175,000   OKLAHOMA HOUSING FINANCE AGENCY SINGLE FAMILY REVENUE BOND                           6.80    09/01/2026        178,430
                                                                                                                           5,206,201
                                                                                                                        ------------
OREGON: 0.17%
    670,000   OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT AMT SFMR PROGRAM SERIES B
                 (HOUSING REVENUE)                                                                 4.55    07/01/2027        671,474
                                                                                                                        ------------
PENNSYLVANIA: 5.14%
  2,750,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH INTERNATIONAL AIRPORT
                 (AIRPORT REVENUE, FGIC INSURED)                                                   6.13    01/01/2016      2,784,568
  1,500,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY WEST PENN ALLEGHENY HEALTH
                 SYSTEM SERIES A (HEALTHCARE FACILITIES REVENUE)                                   5.00    11/15/2011      1,468,530
  2,235,000   ALLEGHENY COUNTY PA IDA PROPEL SCHOOLS HOMESTEAD PROJECT SERIES A                    7.50    12/15/2029      2,308,532
  1,000,000   CAMBRIA COUNTY PA (PROPERTY TAX REVENUE, FGIC INSURED)                               5.50    08/15/2016        987,000
  2,000,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT SERIES A (IDR)                   6.38    12/15/2037      1,891,140
  1,520,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                               5.63    10/01/2015      1,458,273
  1,850,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                         6.10    07/01/2013      1,855,772
    925,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY LOCAL GOVERNMENT SERIES C            7.75    07/01/2027      1,238,853
    850,000   HARRISBURG PA HARRISBURG UNIVERSITY OF SCIENCE SERIES A
                 (COLLEGE & UNIVERSITY REVENUE)                                                    5.40    09/01/2016        840,004
  1,880,000   PENNSYLVANIA HEFA ALLEGHENY DELAWARE VALLEY SERIES A (HCFR LOC)                      5.70    11/15/2011      1,879,793
    300,000   PENNSYLVANIA HOUSING FINANCE AGENCY AMT SERIES 99A (HOUSING REVENUE)                 4.70    10/01/2017        295,338
  2,000,000   PENNSYLVANIA STATE IDA ECONOMIC DEVELOPMENT (OTHER REVENUE)                          5.50    07/01/2023      2,054,180
    900,000   PHILADELPHIA PA FIRST PHILADELPHIA CHARTER SERIES A (OTHER REVENUE)                  5.85    08/15/2037        834,930
    585,000   PHILADELPHIA PA FRANKLIN TOWNE CHARTER HIGH SERIES A (IDR)                           5.00    01/01/2017        617,742
                                                                                                                          20,514,655
                                                                                                                        ------------
PUERTO RICO: 3.20%
  1,000,000   COMMONWEALTH OF PUERTO RICO (FUEL SALES TAX REVENUE LOC)                             5.65    07/01/2015      1,093,770
  4,950,000   COMMONWEALTH OF PUERTO RICO SERIES A (PROPERTY TAX REVENUE)                          5.00    07/01/2018      4,871,642
  1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (ELECTRIC REVENUE)                    5.50    07/01/2021      1,557,870
  1,015,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY                           5.00    02/01/2010      1,026,987
  2,000,000   PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                                    5.38    06/01/2018      2,115,720
  2,000,000   PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                                    5.13    06/01/2024      2,112,300
                                                                                                                          12,778,289
                                                                                                                        ------------
SOUTH CAROLINA: 1.38%
  5,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.74    01/01/2027      1,027,000
    400,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.72    01/01/2028         75,704
 10,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.51    01/01/2032      1,459,764
  2,500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.21    01/01/2038        232,825
  1,495,000   KERSHAW COUNTY SC PUBLIC SCHOOLS DISTRICT PROJECT (LEASE REVENUE, CIFG INSURED)      5.00    12/01/2020      1,501,458
  1,835,000   THREE RIVERS SOLID WASTE AUTHORITY SOUTH CAROLINA CAPITAL APPRECIATION LANDFILL
                 GAS PROJECT (SOLID WASTE REVENUE)##                                               5.88    10/01/2032        449,593
    760,000   TOWN OF NEWBERRY SC NEWBERRY COUNTY SCHOOL DISTRICT PROJECT (LEASE REVENUE)          5.25    12/01/2017        768,808
                                                                                                                           5,515,152
                                                                                                                        ------------
SOUTH DAKOTA: 2.60%
  2,000,000   LOWER BRULE SIOUX TRIBE SD SERIES B REFUNDING BOND                                   5.50    05/01/2019      1,797,740
    440,000   SISSETON-WAHPETON SD SIOUX TRIBE LAKE TRAVERSE RESERVATION(I)                        7.00    11/01/2013        439,670
  1,290,000   SISSETON-WAHPETON SD SIOUX TRIBE LAKE TRAVERSE RESERVATION(I)                        7.00    11/01/2023      1,249,120
    275,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A            4.75    04/01/2010        278,396

                 Wells Fargo Advantage Municipal Income Funds 47


                    Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
SOUTH DAKOTA (continued)
$   285,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A            5.00%   04/01/2011   $    289,221
    300,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A            5.25    04/01/2012        306,111
    320,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A            5.25    04/01/2013        326,710
    420,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MCELEEG PROJECT SERIES B                       5.00    04/01/2014        414,607
    685,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MIDSTATES PRINT SERIES A                       5.50    04/01/2018        695,008
  2,165,000   SOUTH DAKOTA EDFA SPEARFISH FOREST SERIES A (OTHER REVENUE)                          5.88    04/01/2028      2,149,780
  1,500,000   SOUTH DAKOTA STATE HEFA AVERA HEALTH SERIES B (OTHER REVENUE)                        5.50    07/01/2035      1,489,560
  1,000,000   SOUTH DAKOTA STATE HEFA AVERA HEALTH SERIES B (OTHER REVENUE)                        5.25    07/01/2038        952,200
                                                                                                                          10,388,123
                                                                                                                        ------------
TEXAS: 6.87%
  5,500,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS SERIES A                              5.00    08/15/2034      5,640,580
    200,000   AUSTIN TX CONVENTION ENTERPRISES INCORPORATED CONVENTION CENTER FIRST TIER
                 SERIES B (OTHER REVENUE)                                                          6.00    01/01/2009        201,712
    475,000   AUSTIN TX CONVENTION ENTERPRISES INCORPORATED CONVENTION CENTER FIRST TIER
                 SERIES B (OTHER REVENUE)                                                          6.00    01/01/2010        484,548
  1,200,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE REVENUE)                        5.25    10/01/2016      1,177,092
    755,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE REVENUE)                        5.25    10/01/2017        733,928
  1,750,000   GARZA COUNTY TX PUBLIC FACILITY CORPORATION (LEASE REVENUE)                          5.75    10/01/2025      1,699,530
  1,400,000   HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION TECO PROJECT
                 (HCFR, ASSURED GUARANTY)                                                          5.00    11/15/2020      1,455,216
    750,000   LA VERNIA TX HIGHER EDUCATION FINANCE CORPORATION SERIES A
                 (EDUCATIONAL FACILITIES REVENUE)                                                  6.25    02/15/2017        739,635
  1,800,000   LEWISVILLE TX (OTHER REVENUE)                                                        6.75    10/01/2032      1,741,662
  1,500,000   MATAGORDA COUNTY TX NAVIGATION DISTRICT #1 TEXAS CENTER COMPANY PROJECT
                 (OTHER REVENUE)ss.+/-                                                             5.13    06/01/2030      1,504,290
  3,100,000   NORTH TX TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES E3 (OTHER REVENUE)ss.+/-         5.75    01/01/2038      3,242,011
  3,080,000   SABINE RIVER TX AUTHORITY SOUTHWESTERN ELECTRIC COMPANY
                 (ELECTRIC REVENUE, MBIA INSURED)                                                  4.95    03/01/2018      3,027,363
  2,000,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION SERIES B
                 (UTILITIES REVENUE)+/-ss.                                                         2.41    12/15/2017      1,714,520
  1,900,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION SERIES C
                 (UTILITIES REVENUE)+/-ss.                                                         3.34    12/15/2026      1,442,271
     90,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION KIPP INCORPORATED SERIES A
                 (PRIVATE SCHOOL REVENUE, ACA INSURED)                                             4.70    02/15/2020         79,790
    870,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION UPLIFT EDUCATION SERIES A
                 (OTHER REVENUE)                                                                   5.75    12/01/2027        827,979
    550,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION UPLIFT EDUCATION SERIES A
                 (OTHER REVENUE)                                                                   5.88    12/01/2036        515,103
  1,385,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES A (OTHER REVENUE)                           5.00    02/15/2018      1,237,955
                                                                                                                          27,465,185
                                                                                                                        ------------
UTAH: 0.67%
  1,000,000   UTAH COUNTY UT CHARTER SCHOOL RONALD WILSON REAGAN-SERIES A
                 (PRIVATE SCHOOL REVENUE)                                                          5.75    02/15/2022        939,670
    700,000   UTAH STATE CHARTER SCHOOL FINANCE AUTHORITY CHANNING HALL SERIES A
                 (EDUCATIONAL FACILITIES REVENUE)++                                                6.00    07/15/2037        625,394
  1,200,000   WEST VALLEY CITY UT MONTICELLO ACADEMY (EDUCATIONAL FACILITIES REVENUE)++            6.38    06/01/2037      1,099,824
                                                                                                                           2,664,888
                                                                                                                        ------------
VIRGINIA: 3.99%
  1,855,000   MARQUIS CDA VA (OTHER REVENUE)                                                       5.63    09/01/2018      1,775,254
  1,894,000   REYNOLDS CROSSING CDA REYNOLDS CROSSING PROJECT (SPECIAL TAX REVENUE)                5.10    03/01/2021      1,669,372
  8,760,000   TOBACCO SETTLEMENT FINANCING CORPORATION ASSET-BACKED (EXCISE TAX REVENUE)           5.50    06/01/2026      9,575,819
  1,150,000   WATKINS CENTRE CDA VA (OTHER REVENUE)                                                5.40    03/01/2020      1,051,043
  1,950,000   WHITE OAK VILLAGE VA SHOPS CDA (SPECIAL TAX REVENUE)                                 5.30    03/01/2017      1,857,336
                                                                                                                          15,928,824
                                                                                                                        ------------

                 48 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
WASHINGTON: 2.51%
$ 1,200,000   OKANOGAN COUNTY WA IRRIGATION DISTRICT                                               4.75%   12/01/2013   $  1,224,876
    605,000   QUINAULT WA INDIAN NATION REFUNDED QUINAULT BEACH SERIES A
                 (OTHER REVENUE, ACA INSURED)                                                      5.80    12/01/2015        572,518
  4,740,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED              6.50    06/01/2026      4,793,183
  1,615,000   WASHINGTON STATE HCFR SERIES B (HCFR, MBIA INSURED)                                  5.00    02/15/2027      1,611,027
  1,000,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY MULTICARE HEALTH SYSTEM
                 SERIES B (HCFR, FIRST SECURITY BANK LOC)                                          5.25    08/15/2027      1,017,230
    205,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY MULTICARE HEALTH SYSTEM
                 SERIES B (HCFR, FIRST SECURITY BANK LOC)                                          5.25    08/15/2028        207,882
    615,000   WASHINGTON STATE HOUSING FINANCE COMMISSION CRISTA MINISTRIES PROJECT A              5.35    07/01/2014        618,290
                                                                                                                          10,045,006
                                                                                                                        ------------
WEST VIRGINIA: 0.32%
    500,000   BERKLEY COUNTY WV PUBLIC SEWER BERKLEY COUNTY REFERENDUM (SEWER REVENUE)             5.00    10/01/2022        467,040
    600,000   OHIO COUNTY WV COMMISSION SEWAGE SYSTEM FORT HENRY CENTRE FINANCING DISTRICT
                 SERIES A (TAX INCREMENTAL REVENUE)                                                5.85    06/01/2034        590,532
    215,000   OHIO COUNTY WV FORT HENRY CENTER FINANCING DISTRICT SERIES A                         5.00    06/01/2015        216,617
                                                                                                                           1,274,189
                                                                                                                        ------------
WISCONSIN: 5.08%
    380,000   BADGER TOBACCO ASSET SECURITIZATION CORPORATION WI (EXCISE TAX REVENUE)              5.75    06/01/2012        391,100
  8,250,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED                      6.00    06/01/2017      8,258,085
  3,285,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED (OTHER REVENUE)      6.13    06/01/2027      3,233,885
  1,200,000   MILWAUKEE WI RDA REVENUE SCIENCE EDUCATION CONSORTIUM PROJECT SERIES A               5.75    08/01/2035      1,107,396
    520,000   OSHKOSH WI DON EVANS INCORPORATED PROJECT                                            5.35    12/01/2010        521,690
    390,000   OSHKOSH WI DON EVANS INCORPORATED PROJECT                                            5.50    12/01/2011        391,283
    250,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A
                 (SALES TAX REVENUE, MBIA INSURED)                                                 5.50    12/15/2017        277,663
  2,800,000   WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM PROJECTss.+/-                     5.00    12/01/2027      2,805,236
  3,465,000   WISCONSIN STATE HEFA WHEATON FRANCISCAN HEALTHCARE (HCFR)                            5.25    08/15/2018      3,305,039
                                                                                                                          20,291,377
                                                                                                                        ------------
WYOMING: 0.86%
  3,500,000   EVANSVILLE WY POLYPIPE INCORPORATED PROJECT (IDR, JPMORGAN CHASE BANK LOC)           4.65    12/01/2016      3,435,355
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $408,540,277)                                                                        396,022,310
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 49


                     Portfolio of Investments--June 30, 2008

MUNICIPAL BOND FUND

   SHARES     SECURITY NAME                                                                                                 VALUE
-----------   -------------------------------------------------------------------------------                           ------------
SHORT-TERM INVESTMENTS: 0.02%
MUTUAL FUNDS: 0.02%
     96,252   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~+++                                            $     96,252
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $96,252)                                                                                   96,252
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $408,636,529)*                                                                           99.15%                $396,118,562
OTHER ASSETS AND LIABILITIES, NET                                                                  0.85                    3,393,836
                                                                                                 ------                 ------------
TOTAL NET ASSETS                                                                                 100.00%                $399,512,398
                                                                                                 ------                 ------------

----------
%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

ss. These securities are subject to a demand feature which reduces the effective maturity.

+/-  Variable rate investments.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

#    Security pledged as collateral for futures transactions. (See Note 2)

##   Zero coupon bond. Interest rate presented is yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $96,252.

* Cost for federal income tax purposes is $408,630,151 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  2,311,483
Gross unrealized depreciation                 (14,823,072)
                                             ------------
Net unrealized appreciation (depreciation)   $(12,511,589)

   The accompanying notes are an integral part of these financial statements.

                 50 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MUNICIPAL BONDS & NOTES: 98.83%
ALABAMA: 2.56%
$ 1,250,000   EAST AL HEALTH CARE AUTHORITY SERIES B (HFFA REVENUE)                               4.63%    09/01/2012   $  1,238,950
    450,000   JEFFERSON COUNTY AL BOARD OF EDUCATION SERIES A (PROPERTY TAX REVENUE, FIRST
                 SECURITY BANK LOC)                                                               4.63     02/15/2012        446,058
  3,945,000   LAKE MARTIN AL AREA IDA (IDR)                                                       4.50     02/01/2010      3,960,543
  3,200,000   LAKE MARTIN AL AREA IDA (OTHER REVENUE, REGIONS BANK LOC)                           4.00     08/01/2010      3,175,904
  6,455,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD ALABAMA POWER COMPANY BARRY SERIES A
                 POWER REVENUE)+/-ss.                                                             4.75     06/01/2034      6,522,519
  1,000,000   UNIVERSITY OF ALABAMA AL SERIES A (COLLEGE AND UNIVERSITY REVENUE)%%                4.00     09/01/2011        994,460
    800,000   UNIVERSITY OF ALABAMA AL SERIES A (COLLEGE AND UNIVERSITY REVENUE)%%                5.00     09/01/2012        819,896
  3,350,000   WEDOWEE CHIMNEY COVE AL IMPROVEMENT DISTRICT CHIMNEY COVE PROJECT
                 (OTHER REVENUE)+/-ss.                                                            5.00     07/01/2037      3,330,838
                                                                                                                          20,489,168
                                                                                                                        ------------
ALASKA: 0.49%
    460,000   ALASKA INDUSTRIAL DEVELOPMENT & EXPORT AUTHORITY (UTILITIES REVENUE LOC)            6.00     01/01/2015        466,422
  2,500,000   ALASKA NORTHERN TOBACCO SECURITIZATION CORPORATION SERIES A (OTHER REVENUE)         4.63     06/01/2023      2,262,625
    599,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK TOBACCO SETTLEMENT REVENUE
              ASSET-BACKED PREREFUNDED (EXCISE TAX REVENUE)ss.                                    6.20     06/01/2022        629,154
    550,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK TOBACCO SETTLEMENT REVENUE
              ASSET-BACKED PREREFUNDED (EXCISE TAX REVENUE)ss.                                    6.50     06/01/2031        584,953
                                                                                                                           3,943,154
                                                                                                                        ------------
ARIZONA: 3.57%
  2,150,000   ARIZONA EDUCATIONAL LOAN MARKETING CORPORATION JUNIOR SUBORDINATE SERIES            6.30     12/01/2008      2,161,847
  9,900,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES B
                 (HOSPITAL REVENUE)+/-ss.                                                         2.40     02/01/2042      9,281,250
    265,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)     4.50     07/15/2009        266,977
    180,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)     4.70     07/15/2010        181,600
    185,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)     4.85     07/15/2011        185,535
    100,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX REVENUE)     5.00     07/15/2012         99,745
  3,250,000   GILBERT AZ WATER RESERVE MUNICIPAL PROPERTY CORPORATION
                 SUB LIEN (WATER REVENUE)                                                         4.75     10/01/2032      3,118,473
  2,955,000   PIMA COUNTY AZ IDA CONSTELLATION SCHOOLS PROJECT (OTHER REVENUE)                    6.38     01/01/2019      2,868,271
  1,635,000   PIMA COUNTY AZ IDA GLOBAL WATER RESEARCH LLC PROJECT (WATER REVENUE)                5.50     12/01/2013      1,574,685
  1,060,000   PINAL COUNTY AZ ELECTRIC DISTRICT NO 4 (ELECTRIC REVENUE)                           4.25     12/01/2012      1,043,199
  1,500,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT #1 (OTHER REVENUE)                         4.85     07/15/2014      1,469,550
  2,158,851   WHITE MOUNTAIN AZ APACHE TRIBE FORT APACHE INDIAN RESERVATION FORT APACHE
                 TIMBER EQUIPMENT LEASE(i)                                                        6.25     03/04/2012      2,125,647
  4,300,000   YAVAPAI AZ INDUSTRIAL DEVELOPMENT AUTHORITY WASTE MANAGEMENT INCORPORATED
                 PROJECT (OTHER REVENUE)+/-ss.                                                    4.00     06/01/2027      4,209,571
                                                                                                                          28,586,350
                                                                                                                        ------------
ARKANSAS: 0.19%
    500,000   GARLAND COUNTY AR FACILITIES BOARD                                                  4.20     10/01/2009        501,335
    495,000   GARLAND COUNTY AR FACILITIES BOARD                                                  4.30     10/01/2010        495,287
    165,000   GARLAND COUNTY AR FACILITIES BOARD                                                  4.40     10/01/2011        163,807
    405,000   GARLAND COUNTY AR FACILITIES BOARD                                                  4.50     10/01/2012        399,889
                                                                                                                           1,560,318
                                                                                                                        ------------
CALIFORNIA: 10.76%
  1,440,000   ABAG CA FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS GEORGIANA BRUCE KIRBY
                 PREPARATORY SCHOOL (PRIVATE SCHOOL REVENUE, COMERCIA BANK CA LOC)+/-ss.          3.85     02/01/2037      1,412,453
  2,440,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED PROGRAM
                 SERIES C PUTTABLE (HOUSING REVENUE, GNMA INSURED)ss.                             4.10     08/01/2039      2,383,026

                 Wells Fargo Advantage Municipal Income Funds 51


                     Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
CALIFORNIA (CONTINUED)
$ 1,630,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED SECURITIES
                 PROGRAM SERIES E (HOUSING REVENUE, GNMA)                                         4.35%    02/01/2024   $  1,635,183
  2,500,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED SECURITIES
                 SERIES D (OTHER REVENUE, GNMA)                                                   4.30     08/01/2024      2,482,900
    595,000   CALIFORNIA STATEWIDE CDA INTERNATIONAL SCHOOL PENINSULA PROJECT (GO - STATES,
                 TERRITORIES)                                                                     4.60     11/01/2013        579,322
  4,400,000   CALIFORNIA STATEWIDE CDA RETIREMENT HOUSING FOUNDATION+/-ss.(m)                     7.35     12/01/2028      4,400,000
  3,300,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT PROJECT #2
                 (OTHER REVENUE)                                                                  4.45     10/01/2011      3,316,533
  3,400,000   FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)              5.25     07/15/2010      3,339,922
 29,475,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES 2003 A1 PREREFUNDED
                 (EXCISE TAX REVENUE)                                                             6.25     06/01/2033     31,857,759
  2,500,000   MONROVIA CA REDEVELOPMENT AGENCY CENTURY REDEVELOPMENT PROJECT AREA #1
                 (TAX INCREMENTAL REVENUE)                                                        4.40     06/01/2012      2,487,125
  2,000,000   NORTHERN CA GAS AUTHORITY #1 (OTHER REVENUE)+/-                                     2.41     07/01/2017      1,700,000
  8,300,000   NORTHERN CA GAS AUTHORITY #1 (UTILITIES REVENUE)+/-                                 3.80     07/01/2019      6,972,000
  1,520,000   OXNARD CA HARBOR DISTRICT (AIRPORT REVENUE, ACA INSURED)                            5.65     08/01/2014      1,524,986
 10,500,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY+/-ss.                                  4.13     08/01/2037     10,500,000
  4,000,000   SAN DIEGO COUNTY CA CERTIFICATES PARTNERSHIP (LEASE REVENUE, AMBAC INSURED)         5.63     09/01/2012      4,051,720
  1,575,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE (OTHER REVENUE)                4.50     03/01/2011      1,568,259
  3,000,000   VERNON CA NATURAL GAS FINANCING AGENCY VERNON GAS PROJECT SUBSERIES A-1
                 (OTHER REVENUE, MBIA INSURED)+/-ss.                                              5.00     08/01/2021      3,027,330
  3,000,000   VERNON CA NATURAL GAS FINANCING AUTHORITY VERNON GAS PROJECT SERIES A3
                 (UTILITIES REVENUE, MBIA INSURED)+/-ss.                                          5.00     08/01/2021      3,027,270
                                                                                                                          86,265,788
                                                                                                                        ------------
COLORADO: 1.86%
  1,550,000   BOULDER COUNTY CO HOVER MANOR PROJECT (HOUSING REVENUE, FNMA
                 INSURED)+/-ss.                                                                   4.75     04/01/2026      1,599,445
  7,000,000   COLORADO E-470 PUBLIC HIGHWAY AUTHORITY SERIES B2 (OTHER REVENUE,
                 MBIA INSURED)+/-ss.                                                              5.00     09/01/2039      7,105,980
  4,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERIES C-6
                 (HEALTHCARE FACILITIES REVENUE)+/-ss.                                            3.95     09/01/2036      4,023,960
  1,500,000   E-470 PUBLIC HIGHWAY AUTHORITY COLORADO SERIES A2 (ECONOMIC
                 DEVELOPMENT REVENUE, MBIA INSURED)+/-ss.                                         5.00     09/01/2039      1,522,710
    690,000   EAGLE COUNTY CO AIRPORT TERMINAL PROJECT SERIES A (AIRPORT REVENUE)                 5.00     05/01/2011        672,805
                                                                                                                          14,924,900
                                                                                                                        ------------
CONNECTICUT: 0.93%
  4,750,000   CONNECTICUT STATE HEFA HOSPITAL FOR SPECIAL CARE SERIES D
                 (EDUCATIONAL FACILITIES REVENUE, RADIAN INSURED)+/-ss.                           4.15     07/01/2037      4,750,000
    815,000   CONNECTICUT STATE HEFA NEW OPPORTUNITIES FOR WATERBURY SERIES
                 A (LEASE REVENUE LOC)                                                            6.75     07/01/2013        829,042
  2,000,000   MASHANTUCKET WESTERN PEQUOT TRIBE CT SUBSERIES B (SPECIAL TAX REVENUE)##            4.15     09/01/2009      1,906,300
                                                                                                                           7,485,342
                                                                                                                        ------------
DELAWARE: 0.52%
  2,660,000   DELAWARE STATE CHRISTIANA CARE HEALTH SERVICES (HCFR, AMBAC INSURED)                5.25     10/01/2010      2,781,615
  1,425,000   DELAWARE STATE HOUSING AUTHORITY SENIOR SINGLE FAMILY MORTGAGE SERIES D1
                 (HOUSING REVENUE)                                                                4.63     01/01/2023      1,414,726
                                                                                                                           4,196,341
                                                                                                                        ------------
DISTRICT OF COLUMBIA: 0.22%
  1,000,000   DISTRICT OF COLUMBIA HOUSING FINANCE AGENCY WESLEY HOUSE APARTMENTS PROJECT B
                 (HOUSING REVENUE)                                                                4.10     03/01/2009      1,008,340
    740,000   DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION                       5.38     05/15/2010        747,237
                                                                                                                           1,755,577
                                                                                                                        ------------

                 52 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
FLORIDA: 5.68%
$ 2,800,000   ARCADIA FL HOUSING AUTHORITY ARCADIA OAKS ASSOCIATION LIMITED PROJECT
                 (HOUSING REVENUE, GIC RABOBANK NEDERLAND LOC)                                    4.25%    01/01/2012   $  2,775,752
  3,250,000   AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)             4.80     11/01/2012      2,980,543
    128,000   BREVARD COUNTY FL HFA SERIES B (HOUSING REVENUE LOC)                                6.50     09/01/2022        133,343
  3,400,000   BREVARD COUNTY FL RETIREMENT HOUSING FUNDING (HCFR LOC)+/-ss.(m)                    7.35     12/01/2028      3,400,000
  3,370,000   CHARLOTTE COUNTY FL IDA BOND ANTICIPATION NOTES (OTHER REVENUE)                     5.75     10/01/2008      3,356,722
  1,550,000   CITIZENS PROPERTY INSURANCE CORPORATION FLORIDA HIGH RISK ACCOUNT SERIES A
                 (OTHER REVENUE, MBIA INSURED)                                                    5.00     03/01/2011      1,590,967
  1,500,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES B (OTHER REVENUE)           5.13     05/01/2016      1,314,270
  1,200,000   ESCAMBIA COUNTY FL HFA MULTI COUNTY PROGRAM SERIES A1 (SFHR, FHLMC)                 4.15     10/01/2021      1,175,664
    690,000   ESCAMBIA COUNTY FL HFA MULTI COUNTY PROGRAM SERIES A2 (HOUSING REVENUE LOC)         6.95     04/01/2024        709,844
    435,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST HEALTH SYSTEM
                 SERIES G (HCFR LOC)                                                              5.00     11/15/2009        444,492
    400,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST HEALTH SYSTEM
              SERIES G (HCFR LOC)                                                                 5.00     11/15/2010        412,620
    455,000   JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION METROPOLITAN PARKING SOLUTIONS
                 PROJECT (IDR LOC)                                                                3.63     10/01/2008        453,571
      5,000   JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION METROPOLITAN PARKING SOLUTIONS
                 PROJECT (IDR LOC)                                                                3.80     10/01/2009          4,949
  1,000,000   LEE COUNTY FL IDA SHELL PARTNERSHIP ALLIANCE COMMUNITY PROJECT (HCFR)               5.00     11/15/2009      1,010,530
    155,000   MANATEE COUNTY FL HFA SINGLE FAMILY SUBSERIES 2 (HOUSING REVENUE LOC)               6.50     11/01/2023        157,406
  1,595,000   MIAMI DADE COUNTY FL AMT MIAMI INTERNATIONAL AIRPORT SERIES B (AIRPORT REVENUE,
                 XLCA)                                                                            5.00     10/01/2012      1,597,903
  4,290,000   MIAMI DADE COUNTY FL HOUSING FINANCE AUTHORITY HOME OWNERSHIP MORTGAGE
                 SERIES A1 (HOUSING REVENUE, GNMA)                                                5.20     10/01/2031      4,327,109
  7,000,000   MIAMI DADE COUNTY FL SCHOOL BOARD ASSET BACKED SERIES A (EDUCATIONAL FACILITIES
                 REVENUE, AMBAC INSURED)%%                                                        5.00     08/01/2011      7,186,340
  2,500,000   MIAMI DADE COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE, MBIA INSURED)+/-ss.      5.50     05/01/2030      2,630,300
  1,500,000   PALM BEACH COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE, FGIC INSURED)+/-ss.      5.00     08/01/2025      1,530,645
  1,700,000   PUNTA GORDA FL HOUSING AUTHORITY GULF BREEZE APARTMENTS SERIES B
                 (HOUSING REVENUE)                                                                4.13     07/01/2010      1,721,029
  1,610,000   SOUTH BROWARD HOSPITAL DISTRICT FL SERIES A (HOSPITAL REVENUE, MBIA INSURED)        5.00     05/01/2011      1,675,913
    560,000   ST. JOHNS COUNTY FL IDA HEALTH CARE GLENMOOR ST. JOHNS PROJECT SERIES
                 A PREREFUNDED (NURSING HOME REVENUE)ss.                                          8.00     01/01/2017        609,118
  1,448,000   TAX EXEMPT MUNICIPAL INFRASTRUCTURE TRUST CERTIFICATES FL SERIES 2004 C CLASS A     4.05     11/01/2008      1,449,694
  2,900,000   VOLUSIA COUNTY FL IDA (HCFR LOC, ACA INSURED)+/-ss.(m)                              7.35     12/01/2028      2,900,000
                                                                                                                          45,548,724
                                                                                                                        ------------
GEORGIA: 3.05%
    500,000   ATLANTA GA AMT SERIES B (AIRPORT REVENUE, FGIC INSURED)                             6.00     01/01/2018        508,670
  4,550,000   ATLANTA GA GENERAL SERIES A (AIRPORT REVENUE, FGIC INSURED)                         5.50     01/01/2021      4,679,357
  1,000,000   ATLANTA GA SERIES A (WATER REVENUE LOC)#                                            5.50     11/01/2011      1,047,470
  5,000,000   BURKE COUNTY GA DEVELOPMENT AUTHORITY OGLETHORPE POWER VOGTLE SERIES D
                 (ELECTRIC REVENUE, MBIA INSURED)+/-ss.                                           4.75     01/01/2040      5,062,700
  5,500,000   BURKE COUNTY GA DEVELOPMENT AUTHORITY OGLETHORPE POWER-VOGTLE SERIES F
                 (ELECTRIC REVENUE, MBIA INSURED)+/-ss.                                           4.75     01/01/2039      5,568,970
  1,918,719   DALTON GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE(i)                               4.20     08/01/2013      1,922,346
    725,081   DALTON GA SCHOOL DISTRICT LEASE #996-021203 SERIES B(i)                             4.20     08/01/2013        726,452
    603,402   GAINESVILLE GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE(i)                          4.20     03/01/2013        603,475
  4,000,000   MONROE COUNTY GA DEVELOPMENT AUTHORITY GEORGIA POWER COMPANY SCHERER SERIES 1
                 (OTHER REVENUE)+/-ss.                                                            4.50     07/01/2025      3,957,960
    355,783   PUTNAM COUNTY GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE(i)                        4.20     03/01/2013        355,826
                                                                                                                          24,433,226
                                                                                                                        ------------
HAWAII: 0.38%
  3,000,000   HAWAII STATE (AIRPORT REVENUE, FGIC INSURED)                                        5.75     07/01/2015      3,054,060
                                                                                                                        ------------

                Wells Fargo Advantage Municipal Income Funds 53


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
ILLINOIS: 2.93%
$ 2,850,000   AURORA IL SERIES B                                                                   4.90%   12/30/2011   $  2,770,229
    940,000   AURORA IL TAX INCREMENTAL REVENUE                                                    5.00    12/30/2008        937,030
    990,000   AURORA IL TAX INCREMENTAL REVENUE                                                    5.00    12/30/2009        979,892
    400,000   CHICAGO IL CHARTER SCHOOL PROJECT (EDUCATIONAL FACILITIES REVENUE)                   4.50    12/01/2012        392,920
    750,000   CHICAGO IL JUNIOR LIEN NEAR SOUTH REDEVELOPMENT PROJECT SERIES A (TAX REVENUE,
                 ACA INSURED)                                                                      5.00    11/15/2010        763,560
  1,195,000   CHICAGO IL SERIES 2E (HOUSING REVENUE, GNMA)                                         4.38    12/01/2017      1,197,784
  1,370,000   CHICAGO IL SERIES C (HOUSING REVENUE, GNMA)                                          4.20    06/01/2022      1,344,340
  2,135,000   CHICAGO IL SERIES E (HOUSING REVENUE, GNMA)                                          4.15    06/01/2022      2,094,606
  1,000,000   CHICAGO IL SERIES E (OTHER REVENUE, MBIA INSURED)+/-ss.                              6.00    01/01/2042      1,000,000
  5,900,000   ILLINOIS DEVELOPMENT FINANCE AUTHORITY (OTHER REVENUE)+/-ss.                         3.75    02/01/2033      5,756,689
    270,000   ILLINOIS FINANCE AUTHORITY COMMUNITY REHABILITATION PROVIDERS SERIES A               5.38    07/01/2009        274,571
  1,480,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
                 (OTHER REVENUE)                                                                   4.75    07/01/2010      1,502,304
  1,440,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
                 (OTHER REVENUE)                                                                   4.80    07/01/2011      1,458,864
  1,000,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
                 (OTHER REVENUE)                                                                   4.85    07/01/2012      1,008,680
    110,000   ILLINOIS FINANCE AUTHORITY PRIMARY HEALTH CARE CENTERS                               4.63    07/01/2008        109,996
  1,050,000   ILLINOIS HEALTH FACILITIES AUTHORITY DECATUR MEMORIAL HOSPITAL
                 (HOSPITAL REVENUE)                                                                5.50    10/01/2010      1,096,673
    385,000   ILLINOIS HEALTH FACILITIES AUTHORITY MEMORIAL MEDICAL CENTER SYSTEMS PROJECT
                 (HCFR LOC)                                                                        5.25    10/01/2009        391,610
     95,000   ILLINOIS HOUSING DEVELOPMENT AUTHORITY (HOUSING REVENUE, FIRST SECURITY
                 BANK LOC)                                                                         4.38    07/01/2015         92,761
    280,000   UPPER ILLINOIS RIVER VALLEY DEVELOPMENT AUTHORITY MORRIS HOSPITAL                    6.05    12/01/2011        296,055
                                                                                                                          23,468,564
                                                                                                                        ------------
INDIANA: 1.24%
    765,000   BEECH GROVE IN SCHOOL BUILDING CORPORATION (LEASE REVENUE, MBIA INSURED)             6.25    07/05/2016        853,709
  2,000,000   INDIANA BOND BANK BMA INDEX SERIES B (OTHER REVENUE)+/-                              2.14    10/15/2009      1,977,000
  3,670,000   INDIANA BOND BANK BMA INDEX SERIES B (OTHER REVENUE)+/-                              2.16    10/15/2010      3,581,920
    595,000   JEFFERSONVILLE IN BUILDING CORPORATION SERIES A (OTHER REVENUE)                      4.00    08/15/2012        597,291
    280,000   JEFFERSONVILLE IN BUILDING CORPORATION SERIES B (OTHER REVENUE)                      4.00    08/15/2012        281,078
    530,000   SHELBY COUNTY IN JAIL BUILDING CORPORATION                                           5.40    07/15/2008        530,716
    650,000   VALPARAISO IN VALPARAISO FAMILY YMCA (OTHER REVENUE)                                 4.70    12/01/2009        654,232
  1,500,000   WEST BADEN SPRINGS IN TOWN HALL SPECIAL REVENUE BAN (OTHER REVENUE)                  5.00    11/01/2011      1,502,970
                                                                                                                           9,978,916
                                                                                                                        ------------
IOWA: 2.25%
    425,000   MUSCATINE IA (ELECTRIC REVENUE)                                                      9.70    01/01/2013        488,198
  2,190,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
                 SERIES B (EXCISE TAX REVENUE LOC)                                                 5.50    06/01/2011      2,328,649
    180,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
                 SERIES B PREREFUNDED (EXCISE TAX REVENUE LOC)ss.                                  5.50    06/01/2012        192,775
  1,895,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
                 SERIES B PREREFUNDED (EXCISE TAX REVENUE LOC)ss.                                  5.50    06/01/2013      2,029,488
    460,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
                 SERIES B PREREFUNDED (EXCISE TAX REVENUE LOC)ss.                                  5.50    06/01/2014        492,646
 11,795,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
                 SERIES B PREREFUNDED (EXCISE TAX REVENUE LOC)ss.                                  5.30    06/01/2025     12,516,972
                                                                                                                          18,048,728
                                                                                                                        ------------
KANSAS: 1.81%
  2,500,000   BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES A (OTHER REVENUE,
                 XLCA INSURED)+/-ss.                                                               5.25    12/01/2023      2,522,275
    100,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER REVENUE)     5.00    09/01/2009        101,077
    205,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER REVENUE)     5.00    09/01/2010        207,634

                 54 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
KANSAS (continued)
$   225,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER REVENUE)     5.00%   03/01/2011   $    226,323
    200,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER REVENUE)     5.00    09/01/2011        201,384
  1,755,000   COUNTIES OF SEDWICK & SHAWNEE KS SERIES B5 (HOUSING REVENUE, GNMA)                   4.10    12/01/2023      1,729,535
  2,000,000   OLATHE KS OLATHE MEDICAL CENTER SERIES A (HOSPITAL REVENUE)+/-ss.                    4.13    09/01/2037      1,976,420
  3,700,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT REFERENDUM SALES TAX SECOND LIEN AREA B
                 (SALES TAX REVENUE)                                                               5.00    12/01/2020      3,512,558
  2,000,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX SECOND LIEN
                 AREA B                                                                            4.75    12/01/2016      1,945,820
  2,100,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX SECOND LIEN
                 AREA B (OTHER REVENUE, CITIBANK NA LOC)                                           3.85    12/01/2013      2,125,431
                                                                                                                          14,548,457
                                                                                                                        ------------
KENTUCKY: 2.90%
  6,340,000   ASHLAND KY PCR                                                                       5.70    11/01/2009      6,620,355
  1,710,000   KENTON COUNTY KY AIRPORT BOARD (AIRPORT REVENUE, MBIA INSURED)                       5.63    03/01/2015      1,743,687
  3,840,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KENTUCKY SERIES A (AIRPORT
                 REVENUE, XLCA INSURED)                                                            5.00    03/01/2012      3,819,034
  2,740,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KENTUCKY SERIES A (AIRPORT
                 REVENUE, XLCA INSURED)                                                            5.00    03/01/2013      2,708,079
  5,830,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KENTUCKY SERIES B (AIRPORT
                 REVENUE, XLCA INSURED)                                                            5.00    03/01/2012      5,798,168
    400,000   KENTUCKY EDFA RETIREMENT HOUSING FOUNDATION (HCFR LOC)+/-ss.(m)                      7.35    12/01/2028        400,000
  2,000,000   LOUISVILLE & JEFFERSON COUNTY KY REGIONAL AIRPORT AUTHORITY SERIES A (AIRPORT
                 REVENUE, FIRST SECURITY BANK LOC)                                                 5.75    07/01/2015      2,129,900
                                                                                                                          23,219,223
                                                                                                                        ------------
LOUISIANA: 0.76%
  3,350,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B (PROPERTY TAX
                 REVENUE, AMBAC INSURED)                                                           5.00    06/01/2012      3,428,424
  1,904,000   NEW ORLEANS LA HOME MORTGAGE AUTHORITY SPECIAL OBLIGATIONS                           6.25    01/15/2011      2,036,823
    670,000   VILLAGE OF EPPS LA                                                                   7.25    06/01/2009        664,982
                                                                                                                           6,130,229
                                                                                                                        ------------
MARYLAND: 0.56%
  1,420,000   MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY SERIES A (SALES TAX
                 REVENUE)%%                                                                        5.13    12/01/2011      1,419,333
  3,000,000   MONTGOMERY COUNTY MD HOUSING OPPORTUNITIES ASTON WOODS APARTMENT PROJECT
                 SERIES A PUTTABLE (MFHR, FNMA INSURED)ss.                                         4.90    05/15/2031      3,063,390
                                                                                                                           4,482,723
                                                                                                                        ------------
MASSACHUSETTS: 0.95%
  2,250,000   MASSACHUSETTS HEFA CARITAS CHRISTIAN OBLIGATION SERIES B (HCFR)                      6.50    07/01/2012      2,331,855
    775,000   MASSACHUSETTS HEFA EYE & EAR INFIRMARY SERIES B (HCFR LOC)                           5.25    07/01/2009        777,023
  1,440,000   MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN HAVERHILL SERIES A (OTHER REVENUE)     5.35    12/01/2010      1,462,421
    230,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    01/01/2013        225,520
  1,935,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    01/01/2016      1,841,346
  1,000,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                                    5.50    01/01/2017        939,810
                                                                                                                           7,577,975
                                                                                                                        ------------
MICHIGAN: 1.40%
  1,145,000   COMSTOCK PARK MI PUBLIC SCHOOLS SCHOOL BUILDING & SITE (PROPERTY TAX REVENUE,
                 FGIC INSURED)                                                                     7.88    05/01/2011      1,243,218
  4,000,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)                5.00    04/01/2013      4,023,200

                Wells Fargo Advantage Municipal Income Funds 55


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MICHIGAN (continued)
$ 1,035,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)                      5.00%   10/01/2017   $    986,945
  4,900,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY GREENWOOD VILLA PROJECT
                 (HOUSING REVENUE, FIRST SECURITY BANK LOC)                                        4.75    09/15/2017      4,945,325
                                                                                                                          11,198,688
                                                                                                                        ------------
MINNESOTA: 1.68%
    850,000   BECKER MN NORTHERN STATES POWER SERIES A (IDR)                                       8.50    03/01/2019        994,849
    715,000   BROOKLYN PARK MN EDFA HUNTINGTON SITE DEVELOPMENT SERIES A (OTHER REVENUE)           4.40    08/01/2008        715,751
  6,900,000   MINNEAPOLIS & ST PAUL MN HOUSING & REDEVELOPMENT AUTHORITY HEALTHSPAN SERIES B
                 (HOSPITAL REVENUE, AMBAC INSURED)+/-(m)(n)                                        2.38    11/15/2017      6,900,000
  2,500,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB SERIES D
                 (AIRPORT REVENUE, FGIC INSURED)                                                   5.75    01/01/2012      2,556,575
  2,325,000   WESTERN MN MUNICIPAL POWER AGENCY SERIES A (POWER REVENUE, AMBAC INSURED)            5.40    01/01/2009      2,327,627
                                                                                                                          13,494,802
                                                                                                                        ------------
MISSISSIPPI: 0.50%
  2,000,000   BILOXI MS HOUSING AUTHORITY BAYVIEW PLACE ESTATES (HOUSING REVENUE,
                 GIC-RABOBANK NEDERLAND LOC)                                                       4.65    08/01/2008      2,000,000
  2,000,000   JACKSON STATE UNIVERSITY EDUCATIONAL BUILDING CORPORATION CAMPUS FACILITIES
                 PROJECT (EDUCATIONAL FACILITIES REVENUE)+/-ss.                                    5.00    03/01/2034      2,017,260
                                                                                                                           4,017,260
                                                                                                                        ------------
MISSOURI: 3.33%
  3,000,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT DISTRICT MO (SALES TAX REVENUE,
                 CIFG INSURED)                                                                     4.00    04/15/2026      3,032,460
    975,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX INCREMENTAL REVENUE)             4.50    04/01/2021        960,219
  2,370,000   HAZELWOOD MO IDA BOTTOM ROAD DEVELOPMENT PROJECT                                     3.88    08/01/2018      2,375,024
  2,000,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                                   5.25    12/01/2014      1,978,480
  1,720,000   MISSOURI HOUSING DEVELOPMENT COMMISSION HOMEOWNERSHIP LOAN PROGRAM SERIES D
                 (HOUSING REVENUE, GNMA)                                                           6.00    03/01/2036      1,758,425
    800,000   MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY RESOURCES AUTHORITY AMERICAN
                 CYANAMID COMPANY                                                                  5.80    09/01/2009        824,608
  5,955,000   MISSOURI STATE ENVIRONMENTAL IMPROVEMENT AND ENERGY RESOURCES AUTHORITY
                 POLLUTION CONTROL ASSOCIATED ELECTRIC COOP PROJECT (ELECTRIC REVENUE)+/-ss.       4.38    12/01/2034      6,020,981
    110,000   MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY SINGLE FAMILY SERIES B2                 6.40    03/01/2029        113,306
    160,000   MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY SINGLE FAMILY SERIES D2                 6.30    03/01/2029        161,907
  2,750,000   SAINT LOUIS MO LAMBERT SAINT LOUIS INTERNATIONAL SERIES B (AIRPORT REVENUE,
                 FGIC INSURED)                                                                     6.00    07/01/2013      2,882,770
  3,955,000   ST LOUIS COUNTY MO HOUSING AUTHORITY OAKMONT HATHAWAY & BRIGHTON SERIES A
              (HEALTH FACILITIES FINANCING AUTHORITY REVENUE, FNMA INSURED)ss.                     4.55    05/01/2031      3,991,861
  2,500,000   ST LOUIS MO LAMBERT ST LOUIS INTERNATIONAL SERIES B (AIRPORT REVENUE,
                 FGIC INSURED)                                                                     6.00    07/01/2011      2,595,350
                                                                                                                          26,695,391
                                                                                                                        ------------
MONTANA: 0.79%
  1,000,000   MONTANA HEALTH FACILITIES AUTHORITY BENEFITS HEALTH CARE PROJECT (HEALTHCARE
                 FACILITIES REVENUE, AMBAC INSURED)#                                               5.38    09/01/2011      1,046,930
  1,080,000   MONTANA STATE BOARD INVESTMENT REFUNDED 1996 PAYROLL TAX (OTHER REVENUE,
                 MBIA INSURED)                                                                     6.88    06/01/2020      1,114,819
  2,470,000   MONTANA STATE BOARD INVESTMENT REFUNDED BALANCED 1996 PAYROLL TAX (OTHER
                 REVENUE, MBIA INSURED)                                                            6.88    06/01/2020      2,549,633
  1,535,000   MONTANA STATE BOARD INVESTMENT REFUNDED PAYROLL TAX (OTHER REVENUE,
                 MBIA INSURED)                                                                     6.88    06/01/2020      1,584,488
                                                                                                                           6,295,870
                                                                                                                        ------------

                 56 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
NEBRASKA: 1.15%
$ 1,590,000   BLAIR NE BOND ANTICIPATION NOTES SERIES B (WATER REVENUE)                            4.65%   06/15/2012   $  1,602,100
  2,500,000   CENTRAL PLAINS ENERGY PROJECT NO 1 SERIES A (OTHER REVENUE)                          5.00    12/01/2012      2,485,925
  1,810,000   CENTRAL PLAINS NE ENERGY PROJECT NO 1 SERIES 4 (UTILITIES REVENUE)                   5.00    12/01/2011      1,810,091
  2,620,000   NEBRASKA INVESTMENT FINANCE AUTHORITY SERIES G (SFHR, GNMA)                          5.10    09/01/2029      2,585,783
    755,000   O'NEILL NE ST. ANTHONY'S HOSPITAL PROJECT (HOSPITAL REVENUE)                         6.25    09/01/2012        758,043
                                                                                                                           9,241,942
                                                                                                                        ------------
NEVADA: 0.39%
  1,145,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.25    06/01/2011      1,172,388
  1,195,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.25    06/01/2012      1,225,843
    725,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC INSURED)             5.25    06/01/2013        744,771
                                                                                                                           3,143,002
                                                                                                                        ------------
NEW JERSEY: 8.92%
  2,600,000   CITY OF BAYONNE NJ (PROPERTY TAX REVENUE)                                            5.00    10/24/2008      2,617,342
  2,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)                    5.00    06/15/2012      2,055,840
  2,615,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (TAX REVENUE)                5.38    06/15/2014      2,591,334
    820,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX REVENUE                      5.63    06/15/2017        816,843
  1,695,000   NEW JERSEY HFFA JERSEY CITY MEDICAL CENTER (HCFR LOC)                                4.80    08/01/2021      1,702,153
    670,000   NEW JERSEY STATE HOUSING & MORTGAGE FINANCE MEADOW BROOK APARTMENTS PROJECT
                 SERIES A (MFHR, JPMORGAN CHASE BANK LOC)+/-ss.                                    4.10    03/15/2040        677,665
 34,290,000   TOBACCO SETTLEMENT FINANCING CORPORATION NJ (EXCISE TAX REVENUE)                     5.75    06/01/2032     36,469,472
 20,410,000   TOBACCO SETTLEMENT FINANCING CORPORATION NJ (EXCISE TAX REVENUE)                     6.38    06/01/2032     22,580,604
  2,000,000   WEEHAWKEN TOWNSHIP NJ TAX ANTICIPATION NOTES (OTHER REVENUE)                         4.50    10/10/2008      2,010,180
                                                                                                                          71,521,433
                                                                                                                        ------------
NEW MEXICO: 3.04%
    320,000   ALBUQUERQUE NM MCT INDUSTRIES INCORPORATED PROJECT                                   3.70    04/01/2010        323,984
    620,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY                                                4.05    07/01/2026        619,994
 11,240,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY (HOUSING REVENUE, GNMA                         4.20    07/01/2028     10,999,801
  4,000,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY RIVERWALK APARTMENTS SERIES C
                 (HOUSING REVENUE, FEDERAL NATIONAL MORTGAGE ASSOCIATION)+/-ss.                    5.00    07/01/2031      4,117,240
    430,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES A2 (HOUSING REVENUE LOC)           7.10    09/01/2030        441,782
  1,000,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES A2 CLASS I (HOUSING REVENUE,
                 GNMA INSURED)                                                                     4.40    01/01/2027        983,080
    805,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES D2 (HOUSING REVENUE LOC)           6.75    09/01/2029        824,771
    325,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES F2 (HOUSING REVENUE LOC)           6.80    03/01/2031        333,128
  1,000,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SINGLE FAMILY MORTGAGE CLASS IA2
                 (SFMR, GNMA)                                                                      5.60    01/01/2039        994,780
  4,565,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SOMBRA DEL OSO APARTMENTS SERIES B
                 (HOUSING REVENUE, FEDERAL NATIONAL MORTGAGE ASSOCIATION)+/-ss.                    5.00    07/01/2031      4,698,800
                                                                                                                          24,337,360
                                                                                                                        ------------
NEW YORK: 2.45%
  2,100,000   AMHERST NY IDAG CIVIC FACILITIES SERIES A (IDR, RADIAN INSURED)+/-ss.                4.20    10/01/2031      2,075,073
  1,465,000   BROOKHAVEN NY IDAG (OTHER REVENUE, NORTH FORK BANK)+/-ss.                            4.25    11/01/2037      1,471,549
  4,000,000   MONROE COUNTY NY BOND ANTICIPATION NOTES (PROPERTY TAX REVENUE)                      4.25    07/16/2008      4,004,080
    390,000   NASSAU COUNTY NY IDA NORTH SHORE HEALTH SYSTEMS PROJECTS C                           5.63    11/01/2010        399,879
    205,000   NASSAU COUNTY NY IDAG SPECIAL NEEDS FACILITIES POOLED PROGRAM F1 (IDR,
                 ACA INSURED)                                                                      4.30    07/01/2010        199,676
  1,195,000   NEW YORK CITY NY IDAG CIVIC FACILITIES VAUGHN COLLEGE AERONAUTICS SERIES A           5.00    12/01/2016      1,132,729
  1,885,000   NEW YORK STATE DORMITORY AUTHORITY GOOD SAMARITAN HOSPITAL MEDICAL CENTER
                 SERIES A (HEALTHCARE FACILITIES REVENUE, MBIA INSURED)                            5.80    07/01/2015      1,927,695
  2,235,000   NEW YORK STATE DORMITORY AUTHORITY ST FRANCIS HOSPITAL SERIES A (HEALTHCARE
                 FACILITIES REVENUE, MBIA INSURED)                                                 5.80    07/01/2015      2,280,549
  2,080,000   NEW YORK TOBACCO SETTLEMENT FINANCING CORPORATION SERIES A-1 (OTHER REVENUE)         5.50    06/01/2016      2,134,309

                Wells Fargo Advantage Municipal Income Funds 57


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
NEW YORK (continued)
$   325,000   ORANGE COUNTY NY IDAG SPECIAL NEEDS FACILITIES POOLED PROGRAM G1 (IDR,
                 ACA INSURED)                                                                      4.35%   07/01/2011   $    313,391
    110,000   SUFFOLK COUNTY NY IDA SPECIAL NEEDS POOLED SERIES C1                                 6.88    07/01/2010        110,916
  3,500,000   TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES B1C (OTHER REVENUE)                    5.50    06/01/2017      3,624,635
                                                                                                                          19,674,481
                                                                                                                        ------------
NORTH CAROLINA: 0.45%
    400,000   NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES D                               6.00    01/01/2009        406,388
  1,105,000   NORTH CAROLINA HOUSING FINANCE AGENCY AMT HOME OWNERSHIP SERIES 14A
                 (HOUSING REVENUE, AMBAC INSURED)                                                  4.35    01/01/2028      1,106,160
  1,000,000   PITT COUNTY NC MEMORIAL HOSPITAL (HOSPITAL REVENUE)                                  5.30    12/01/2009      1,029,490
  1,025,000   SANFORD NC WATER & SEWER (PROPERTY TAX REVENUE, MBIA INSURED)                        4.90    03/01/2009      1,032,442
                                                                                                                           3,574,480
                                                                                                                        ------------
NORTH DAKOTA: 0.72%
  1,025,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION GROUP (HEALTHCARE FACILITIES
                 REVENUE, MBIA INSURED)                                                            5.40    08/15/2011      1,037,802
  1,310,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION GROUP (HEALTHCARE FACILITIES
                 REVENUE, MBIA INSURED)                                                            5.40    08/15/2012      1,324,292
  3,370,000   GRAND FORKS ND UNITED HOSPITAL OBLIGATED GROUP (HEALTHCARE FACILITIES REVENUE,
                 MBIA INSURED)                                                                     6.13    12/01/2014      3,379,335
                                                                                                                           5,741,429
                                                                                                                        ------------
OHIO: 1.85%
     50,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A-1 (EXCISE TAX
                 REVENUE)                                                                          4.25    06/01/2011         49,164
  2,000,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A1 (OTHER REVENUE)          5.00    06/01/2011      2,006,920
    975,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A2 (EXCISE TAX REVENUE)     5.13    06/01/2024        881,751
  3,000,000   CUYAHOGA OH METROPOLITAN HOUSING AUTHORITY BAN (HOUSING REVENUE)                     4.00    08/28/2009      3,013,860
  1,805,000   LAKE COUNTY OH HOSPITAL SYSTEM SERIES C (HOSPITAL REVENUE)                           4.00    08/15/2011      1,788,466
  1,500,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY AIR QUALITY DEVELOPMENT AUTHORITY POWER
                 PROJECT (POLLUTION CONTROL REVENUE, MBIA INSURED)+/-ss.                           4.85    08/01/2040      1,484,925
  5,685,000   OHIO HOUSING FINANCE AGENCY RESIDENTIAL SERIES B-2 (HOUSING REVENUE, GOVERNMENT
                 NATIONAL MORTGAGE ASSOCIATION)                                                    5.30    09/01/2029      5,610,242
                                                                                                                          14,835,328
OKLAHOMA: 1.75%
  1,000,000   CHEROKEE NATION OF OK HEALTHCARE SYSTEM SERIES 2006 (HCFR, ACA INSURED)++            4.10    12/01/2011        975,580
  3,000,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                          5.38    12/01/2017      2,940,870
  4,490,000   MUSKOGEE OK INDUSTRIAL TRAINING EDUCATIONAL FACILITIES MUSKOGEE PUBLIC SCHOOLS
                 PROJECT (LEASE REVENUE, GUARANTEE AGREEMENT)                                      4.25    09/01/2012      4,602,385
  1,325,000   OKLAHOMA STATE INDUSTRIAL AUTHORITY REVENUEss.                                       6.25    08/15/2015      1,399,717
  4,050,000   TULSA COUNTY OK INDUSTRIAL AUTHORITY OWASSO PUBLIC SCHOOLS PROJECT (LEASE
                 REVENUE, ASSURED GUARANTY)                                                        4.00    09/01/2012      4,112,492
                                                                                                                          14,031,044
                                                                                                                        ------------
OREGON: 0.25%
  2,055,000   WESTERN GENERATION AGENCY OREGON WAUNA COGENERATION PROJECT SERIES B
                 (ELECTRIC REVENUE)                                                                5.00    01/01/2012      2,007,365
                                                                                                                        ------------
OTHER: 0.47%
  3,796,762   MMA FINANCIAL CDD SENIOR SECURITIZATION TRUST BEACON LAKES PASSTHRU
                 CERTIFICATES C+/-                                                                 3.38    11/01/2008      3,797,483
                                                                                                                        ------------
PENNSYLVANIA: 3.57%
    930,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY PITTSBURGH MERCY HEALTH
                 SYSTEM (HOSPITAL REVENUE, AMBAC INSURED)                                          5.40    08/15/2009        947,558
  1,090,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY WEST PENN ALLEGHENY HEALTH
                 SYSTEM SERIES A (HEALTHCARE FACILITIES REVENUE)                                   5.00    11/15/2011      1,067,132

                 58 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
PENNSYLVANIA (continued)
$   890,000   ALLENTOWN PA SACRED HEART HOSPITAL                                                   4.75%   07/01/2008   $    889,964
  2,190,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                               5.25    10/01/2010      2,186,146
  1,870,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                               5.63    10/01/2015      1,794,059
  1,250,000   CUMBERLAND COUNTY PA MUNICIPAL AUTHORITY PRESBYTERIAN HOMES PROJECT SERIES B
                 (HCFR, RADIAN INSURED)+/-ss.                                                      4.25    12/01/2026      1,255,850
  1,005,000   DELAWARE COUNTY PA HOSPITAL AUTHORITY CROZNER KEYSTONE OBLIGATION GROUP
                 SERIES B (HOSPITAL REVENUE)                                                       5.00    12/15/2008      1,010,357
  3,675,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                         6.10    07/01/2013      3,686,466
  2,710,000   GALLERY CERTIFICATE TRUST PENNSYLVANIA (PARKING FACILITIES REVENUE, FIRST
                 SECURITY BANK LOC)                                                                4.50    02/15/2013      2,713,225
  3,250,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL APPRECIATION LIMITED
                 OBLIGATION SERIES C##                                                             4.48    12/15/2010      2,914,925
    850,000   MCKEAN COUNTY PA HOSPITAL AUTHORITY BRADFORD HOSPITAL PROJECT (HFFA REVENUE,
                 ACA INSURED)                                                                      5.00    10/01/2010        837,157
    675,000   MONTGOMERY COUNTY PA IDA RETIREMENT COMMUNITY SERIES B (IDR)                         5.00    11/15/2009        687,724
  7,300,000   PENNSYLVANIA HOUSING FINANCE AGENCY SERIES L (MFHR, GO OF AUTHORITY)                 4.20    07/01/2009      7,308,687
  1,110,000   PHILADELPHIA PA SERIES B (AIRPORT REVENUE, FGIC INSURED)                             5.50    06/15/2016      1,121,633
    230,000   SUSQUEHANNA PA AREA REGIONAL AIRPORT AUTHORITY AERO HARRISBURG LLC PROJECT           5.25    01/01/2009        228,335
                                                                                                                          28,649,218
                                                                                                                        ------------
PUERTO RICO: 2.77%
    310,000   CHILDREN'S TRUST FUND PUERTO RICO                                                    4.00    05/15/2010        305,753
  2,385,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT ASSET-BACKED PREREFUNDEDss.     5.75    07/01/2010      2,481,354
  3,000,000   COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)                            5.50    07/01/2011      3,074,070
  2,375,000   PUERTO RICO COMMONWEALTH GOVERNMENT DEVELOPMENT BANK SERIES B (OTHER REVENUE)        5.00    12/01/2008      2,394,546
  4,750,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE, FIRST SECURITY
                 BANK LOC)+/-                                                                      3.69    07/01/2029      4,037,500
  1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER REVENUE)                       5.00    07/01/2011      1,549,545
  2,745,000   PUERTO RICO HOUSING PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION
                 SERIES A (LEASE REVENUE, FGIC INSURED)+/-ss.                                      5.25    08/01/2031      2,744,863
    390,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CENTRAL
                 FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY                           5.00    12/01/2008        392,687
  4,125,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES M
                 (LEASE REVENUE)                                                                   5.50    07/01/2011      4,256,588
  1,000,000   PUERTO RICO PUBLIC FINANCE CORPORATION SERIES A (LEASE REVENUE,
                 AMBAC INSURED)+/-ss.                                                              5.25    08/01/2030      1,006,110
                                                                                                                          22,243,016
                                                                                                                        ------------
SOUTH CAROLINA: 2.67%
  1,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.74    01/01/2027        277,290
  2,835,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.72    01/01/2028        536,552
 18,250,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.24    01/01/2037      1,826,825
 14,500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B##              8.21    01/01/2038      1,350,385
    190,000   GREENVILLE COUNTY SC DONALDSON INDUSTRIAL AIR PARK PROJECT A                         5.50    04/01/2011        185,869
  2,010,000   ORANGEBURG COUNTY SC ORANGEBURG JOINT GOVERNMENT ACTION AUTHORITY (HEALTHCARE
                 FACILITIES REVENUE, MBIA INSURED)                                                 5.00    04/01/2011      2,053,778
  5,500,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH
                 (HOSPITAL REVENUE)+/-ss.                                                          2.30    08/01/2039      5,293,750
  3,250,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH ALLIANCE
                 SERIES A PREREFUNDED (NURSING HOME REVENUE)ss.                                    7.13    12/15/2015      3,628,755
  1,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH SERIES C
                 PREREFUNDED (HOSPITAL REVENUE)ss.                                                 6.88    08/01/2027      1,153,040
    760,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY REFUNDED PALMETTO HEALTH
                 ALLIANCE SERIES A                                                                 5.00    08/01/2008        760,935
  2,380,000   SOUTH CAROLINA STATE HOUSING FINANCE & DEVELOPMENT AUTHORITY RURAL HOUSING
                 APARTMENTS SERIES B (HOUSING REVENUE, GIC RABOBANK NEDERLAND LOC)                 4.13    10/01/2009      2,405,109
  2,000,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY (OTHER REVENUE)                      5.00    06/01/2018      1,948,520
                                                                                                                          21,420,808
                                                                                                                        ------------

                Wells Fargo Advantage Municipal Income Funds 59


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
SOUTH DAKOTA: 0.08%
$   260,000   South Dakota EDFA Angus Incorporated Project A                                       4.50%   04/01/2009   $    261,786
    350,000   South Dakota EDFA McFleeg Project B                                                  4.38    04/01/2011        346,227
                                                                                                                             608,013
                                                                                                                        ------------
TENNESSEE: 0.42%
  1,135,000   Knox County TN Health Educational & Housing Facilities Board University Health
                 Systems Incorporated (Health Facilities Financing Authority Revenue)              4.13    04/01/2011      1,137,724
  1,200,000   Metropolitan Government Nashville & Davidson County TN Industrial Development
                 Board Easter Seal Project (IDR)+/-ss.                                             4.05    08/01/2019      1,200,000
  1,000,000   Sevier County Tennessee Utility District (Utilities Revenue, AMBAC Insured)          5.40    05/01/2011      1,031,870
                                                                                                                           3,369,594
                                                                                                                        ------------
TEXAS: 7.49%
  2,500,000   Arlington TX Special Obligation Dallas Cowboys Series A                              5.00    08/15/2034      2,563,900
  8,815,000   Bexar County TX Revenue Project                                                      5.75    08/15/2022      9,226,220
  1,220,000   Garza County TX Public Facilities Corporation                                        5.00    10/01/2011      1,216,291
     10,000   Garza County TX Public Facility Corporation (Lease Revenue)                          5.00    10/01/2012          9,879
    860,000   Gateway TX Public Facility Corporation Stonegate Villas Apartments Project
                 (Housing Revenue LOC)                                                             3.88    01/01/2010        868,832
  3,000,000   Houston TX 1St Lien Series C (Water Revenue, AMBAC Insured)ss.                       5.00    05/15/2034      3,098,520
  2,500,000   Houston TX 1St Lien Series C1 (Utilities Revenue, AMBAC Insured)+/-ss.               5.00    05/15/2034      2,582,100
  1,765,000   Matagorda County TX Navigation District #1 Texas Center Company Project
                 (Other Revenue)+/-ss.                                                             5.13    06/01/2030      1,770,048
  1,601,000   MFHR Bond Pass Through Certificates Beneficial Ownership Series 14 Park Row
                 Houston TX HFC Puttable (MFHR, Guarantee Agreement)ss.                            5.75    11/01/2034      1,584,157
  5,165,000   MuniMae Trust Series 2001-9 Class A+/-ss.                                            3.90    08/24/2009      5,252,598
  7,750,000   North Texas Tollway Authority First Tier Series E2 (Toll Road Revenue)+/-ss.         5.25    01/01/2038      7,888,725
 10,100,000   North Texas Tollway Authority Series E1 (Other Revenue)+/-ss.                        5.00    01/01/2038     10,250,288
  1,515,000   Odessa TX Housing Authority ss. 8 Assistance Project Series B (Housing
                 Revenue LOC)                                                                      6.38    10/01/2011      1,511,091
  3,500,000   SA Energy Acquisition Public Facility Corporation Gas Supply Revenue (Utilities
                 Revenue)                                                                          5.00    08/01/2011      3,501,540
  6,000,000   San Antonio TX Electric & Gas System (Electric Revenue)+/-ss.                        3.63    12/01/2027      6,080,340
  3,000,000   Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities
                 Revenue)+/-                                                                       3.89    12/15/2017      2,571,780
    100,000   Texas State Department Housing & Community Affairs Pebble Brook Apartments
                 Project                                                                           4.95    12/01/2008        100,736
                                                                                                                          60,077,045
                                                                                                                        ------------
UTAH: 0.07%
    576,268   Davis County UT School District                                                      4.55    09/07/2008        576,539
                                                                                                                        ------------
VIRGIN ISLANDS: 0.19%
  1,500,000   Virgin Islands PFA Senior Lien Loan Notes                                            5.50    10/01/2014      1,517,355
                                                                                                                        ------------
VIRGINIA: 1.44%
  1,900,000   Amelia County VA IDA+/-ss.                                                           4.05    04/01/2027      1,885,712
  1,700,000   Hopewell VA Public Improvements Series A                                             5.00    07/15/2009      1,701,003
  1,500,000   King George County VA IDA Waste Management Incorporated Series A (IDR)ss.            4.10    06/01/2023      1,499,535
  3,500,000   Marquis Community Development Authority VA (Other Revenue)                           5.10    09/01/2013      3,425,800
  3,000,000   York County VA IDA Virginia Electric & Power Company (IDR)                           5.50    07/01/2009      3,022,800
                                                                                                                          11,534,850
                                                                                                                        ------------
WASHINGTON: 2.35%
  3,000,000   Ocean Shores WA Local Improvement District BAN # 2007-01 (Special Tax Revenue)       5.00    08/01/2011      3,001,980
  2,285,000   Ocean Shores WA Local Improvement District Bond Anticipation Notes No 2007-01
                 (Special Facilities Revenue)                                                      4.75    08/01/2011      2,342,559
    590,000   Quincy WA Water & Sewer Revenue                                                      4.50    11/01/2008        593,062
    575,000   Quincy WA Water & Sewer Revenue                                                      4.75    11/01/2009        585,758

                 60 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
WASHINGTON (continued)
$   145,000   Snohomish County WA Public Hospital District #3 Series A                             6.00%   06/01/2010   $    145,013
  1,845,000   Spokane WA Public Facilities District Series A (Tax Revenue, MBIA Insured)           5.00    12/01/2011      1,904,723
    200,000   Tobacco Settlement Authority WA Asset-Backed                                         5.25    06/01/2009        201,274
  5,715,000   Tobacco Settlement Authority WA Tobacco Settlement Revenue Asset-Backed              6.50    06/01/2026      5,779,122
  3,000,000   Washington State Health Care Facilities Authority Revenue (Hospital Revenue
                 LOC)+/-ss.                                                                        7.00    04/01/2018      3,000,000
  1,185,000   Washington State Unrefunded Balance Series 93 A (Property Tax Revenue)               5.75    10/01/2012      1,258,837
                                                                                                                          18,812,328
                                                                                                                        ------------
WEST VIRGINIA: 0.18%
  1,175,000   Berkeley County WV Public Sewer Series A (Sewer Revenue)                             4.38    10/01/2011      1,170,711
    255,000   Ohio County WV Building Commission Medical Center                                    7.00    10/01/2010        268,393
                                                                                                                           1,439,104
                                                                                                                        ------------
WISCONSIN: 4.48%
    735,000   Badger WI Tobacco Asset Securitization Corporation Asset-Backed                      5.00    06/01/2009        738,381
  2,015,000   Badger WI Tobacco Asset Securitization Corporation Asset-Backed                      5.75    06/01/2011      2,065,375
  6,450,000   Badger WI Tobacco Asset Securitization Corporation Asset-Backed                      6.00    06/01/2017      6,456,321
 11,790,000   Badger WI Tobacco Asset Securitization Corporation Asset-Backed (Other Revenue)      6.13    06/01/2027     11,606,548
  2,875,000   Freedom WI Sanitation District #1 Bond Anticipation Notes (Other Revenue)            4.90    06/01/2011      2,893,573
  2,000,000   Kronewetter WI Anticipation Notes (Other Revenue)                                    4.75    03/01/2011      2,013,440
    605,000   Oshkosh WI Don Evans Incorporated Project                                            5.05    12/01/2008        607,450
    650,000   Oshkosh WI Don Evans Incorporated Project                                            5.20    12/01/2009        652,301
     10,000   Stevens Point WI CDA ss. 8                                                           6.50    09/01/2009         10,487
    300,000   Wisconsin HEFA Beaver Dam Communities Hospitals Incorporated Class A                 4.25    08/15/2008        299,514
    200,000   Wisconsin HEFA Beaver Dam Communities Hospitals Incorporated Class A                 4.50    08/15/2009        197,708
  1,155,000   Wisconsin HEFA Three Pillars Communities                                             5.00    08/15/2010      1,177,777
  2,150,000   Wisconsin HEFA United Health Group Incorporated Series B (Healthcare Facilities
                 Revenue, MBIA Insured)                                                            5.50    12/15/2016      2,197,042
  2,420,000   Wisconsin HEFA Wheaton Franciscan Services Incorporated (HCFR, MBIA Insured)         6.10    08/15/2009      2,514,211
  1,000,000   Wisconsin Housing & Economic Development Authority Series A (Other Revenue,
                 AMBAC Insured)                                                                    5.88    11/01/2016      1,027,620
  1,450,000   Wisconsin Housing & Economic Development Authority Series F                          5.20    07/01/2018      1,474,985
                                                                                                                          35,932,733
                                                                                                                        ------------
WYOMING: 0.37%
  2,605,000   Converse County WY Memorial Hospital Project Prerefunded (Nursing Home
                 Revenue)ss.                                                                       9.00    12/01/2010      2,990,618
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $800,304,912)                                                                        792,476,342
                                                                                                                        ------------

                Wells Fargo Advantage Municipal Income Funds 61


                    Portfolio of Investments--June 30, 2008

SHORT-TERM MUNICIPAL BOND FUND


   SHARES     SECURITY NAME                                                                                                VALUE
-----------   -------------------------------------------------------------------------------                           ------------
SHARESSHORT-TERM INVESTMENTS: 0.22%
MUTUAL FUNDS: 0.22%
  1,766,200   Wells Fargo Advantage National Tax-Free Money Market Trust~+++                                            $  1,766,200
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,766,200)                                                                             1,766,200
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $802,071,112)*                                                                              99.05%                $794,242,542
Other Assets and Liabilities, Net                                                                  0.95                    7,622,379
                                                                                                 ------                 ------------
TOTAL NET ASSETS                                                                                 100.00%                $801,864,921
                                                                                                 ------                 ------------


----------
+/-  Variable rate investments.

ss. These securities are subject to a demand feature which reduces the effective maturity.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default but security may not be disposable if and until successful auctions resume.

(i)  Illiquid security.

#    Security pledged as collateral for futures transactions. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

## Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $1,766,200.

* Cost for federal income tax purposes is $802,779,962 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  1,947,421
Gross unrealized depreciation                 (10,484,841)
                                             ------------
Net unrealized appreciation (depreciation)   $ (8,537,420)

The accompanying notes are an integral part of these financial statements.

                 62 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MUNICIPAL BONDS & NOTES: 97.25%
ALABAMA: 0.70%
$ 3,230,000   COUNTY OF JEFFERSON AL SERIES B 8 (OTHER REVENUE, FIRST SECURITY BANK LOC)           5.25%   02/01/2012   $  3,229,839
  2,450,000   LAKE MARTIN AL AREA IDA (OTHER REVENUE, REGIONS BANK LOC)                            4.00    08/01/2010      2,431,552
  1,000,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD ALABAMA POWER COMPANY BARRY SERIES A
                 (POWER REVENUE)+/-ss.                                                             4.75    06/01/2034      1,010,460
                                                                                                                           6,671,851
                                                                                                                        ------------
ALASKA: 0.32%
  2,500,000   ALASKA NORTHERN TOBACCO SECURITIZATION CORPORATION SERIES A (OTHER REVENUE)ss.       4.63    06/01/2023      2,262,625
    715,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK TOBACCO SETTLEMENT REVENUE
                 ASSET-BACKED PREREFUNDED (EXCISE TAX REVENUE)ss.                                  6.20    06/01/2022        750,993
                                                                                                                           3,013,618
                                                                                                                        ------------
ARIZONA: 1.33%
  6,300,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL SERIES B
                 (HOSPITAL REVENUE)+/-ss.                                                          2.40    02/01/2042      5,906,250
  3,395,000   MARICOPA COUNTY AZ POLLUTION CONTROL CORPORATION (PCR)+/-ss.                         2.90    06/01/2035      3,390,179
  1,500,000   YAVAPAI AZ INDUSTRIAL DEVELOPMENT AUTHORITY WASTE MANAGEMENT INCORPORATED
                 PROJECT (OTHER REVENUE)+/-ss.                                                     4.00    06/01/2027      1,468,455
  2,000,000   YAVAPAI COUNTY AZ IDA WASTE MANAGEMENT INCORPORATED PROJECT SERIES A2 (OTHER
                 REVENUE)+/-ss.                                                                    4.25    03/01/2028      1,967,800
                                                                                                                          12,732,684
                                                                                                                        ------------
ARKANSAS: 1.49%
    715,000   ARKANSAS DEVELOPMENT FINANCE AUTHORITY MORTGAGE-BACKED SECURITIES PROGRAM
                 SERIES D (SFHR, GNMA)                                                             4.80    07/01/2032        718,246
 12,500,000   ARKANSAS HOSPITAL EQUIPMENT FINANCE AUTHORITY BAPTIST HEALTH PROJECT (HOSPITAL
                 REVENUE, MBIA INSURED)+/-ss.(m)                                                   4.00    11/01/2010     12,500,000
    300,000   LITTLE ROCK AR (AIRPORT REVENUE LOC)                                                 3.50    11/01/2008        300,513
    785,000   SPRINGDALE AR (SALES TAX REVENUE, FIRST SECURITY BANK LOC)                           4.00    07/01/2027        751,496
                                                                                                                          14,270,255
                                                                                                                        ------------
CALIFORNIA: 12.28%
    100,000   CALIFORNIA HFA HOME MORTGAGE SERIES F (HOUSING REVENUE LOC)                          4.70    08/01/2016        101,098
  5,050,000   CALIFORNIA STATEWIDE CDA RETIREMENT HOUSING FOUNDATION+/-ss.(m)                      7.35    12/01/2028      5,050,000
  2,100,000   FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)               5.25    07/15/2010      2,062,893
 33,790,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES 2003 A1 PREREFUNDED
                 (EXCISE TAX REVENUE)#ss.                                                          6.25    06/01/2033     36,521,584
  6,000,000   KERN COMMUNITY COLLEGE DISTRICT (COLLEGE AND UNIVERSITY REVENUE, AMBAC
                 INSURED)+/-ss.                                                                    5.00    01/01/2025      6,108,900
 12,900,000   LOS ANGELES CA CONVENTION & EXHIBIT CENTER AUTHORITY SERIES E (LEASE REVENUE,
                 AMBAC INSURED)+/-ss.                                                              7.00    08/15/2021     12,900,000
  2,000,000   NORTHERN CA GAS AUTHORITY #1 (OTHER REVENUE)+/-ss.                                   2.41    07/01/2017      1,700,000
  2,800,000   NORTHERN CA GAS AUTHORITY #1 (UTILITIES REVENUE)+/-ss.                               3.80    07/01/2019      2,352,000
 10,000,000   NORTHERN CALIFORNIA GAS AUTHORITY NUMBER 1 (UTILITIES REVENUE)+/-ss.                 2.26    07/01/2013      9,200,000
 11,325,000   PITTSBURG REDEVELOPMENT AGENCY LOS MEDANOS COMMUNITY SERIES A (TAX INCREMENTAL
                 REVENUE, AMBAC INSURED)+/-ss.(m)                                                  5.00    09/01/2036     11,325,000
 15,000,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY+/-ss.                                   4.13    08/01/2037     15,000,000
 14,000,000   VERNON CA NATURAL GAS FINANCING AUTHORITY VERNON GAS PROJECT SERIES A3
                 (UTILITIES REVENUE, MBIA INSURED)+/-ss.                                           5.00    08/01/2021     14,127,260
  1,000,000   VERNON NATURAL GAS FINANCING AGENCY VERNON GAS PROJECT SUBSERIES A-2 (OTHER
                 REVENUE, MBIA INSURED)+/-ss.                                                      5.00    08/01/2021      1,009,090
                                                                                                                         117,457,825
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 63


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
COLORADO: 0.97%
$   173,335   ARAPAHOE COUNTY CO IDK PARTNERS I TRUST SERIES A CLASS A (HOUSING REVENUE LOC)       5.25%   11/01/2019   $    175,049
  6,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERIES C-2 (HOSPITAL)
                 REVENUE)+/-ss.                                                                    3.75    10/01/2041      6,038,160
  1,000,000   DENVER CITY & COUNTY COMPANY WELLINGTON E WEB SERIES C1 (LEASE REVENUE,
                 AMBAC INSURED)+/-ss.                                                              7.75    12/01/2029      1,000,000
  2,025,000   DENVER COLORADO CITY & COUNTY RENTAL CAR PROJECT SERIES A (OTHER REVENUE,
                 MBIA INSURED)                                                                     6.00    01/01/2011      2,062,361
                                                                                                                           9,275,570
                                                                                                                        ------------
CONNECTICUT: 0.53%
  1,080,000   CONNECTICUT RESOURCES RECOVERY AUTHORITY CONNECTICUT SYSTEMS SERIES A
                 PREREFUNDED (OTHER REVENUE, MBIA INSURED)ss.#                                     5.50    11/15/2011      1,092,582
  4,000,000   CONNECTICUT STATE HEFA HOSPITAL FOR SPECIAL CARE SERIES D (EDUCATIONAL
                 FACILITIES REVENUE, RADIAN INSURED)+/-ss.                                         4.15    07/01/2037      4,000,000
                                                                                                                           5,092,582
                                                                                                                        ------------
FLORIDA: 4.92%
  2,000,000   ARCADIA FL HOUSING AUTHORITY ARCADIA OAKS ASSOCIATION LIMITED PROJECT (HOUSING
                 REVENUE, GIC RABOBANK NEDERLAND LOC)                                              4.25    01/01/2012      1,982,680
  1,000,000   AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)              4.80    11/01/2012        917,090
  2,950,000   BREVARD COUNTY FL RETIREMENT HOUSING FUNDING (HCFR LOC)+/-ss.(m)                     7.35    12/01/2028      2,950,000
  3,600,000   BROWARD COUNTRY HOUSING FINANCE AUTHORITY GOLDEN VILLAS PROJECT SERIES A (OTHER
                 REVENUE)+/-ss.                                                                    5.00    04/01/2010      3,576,204
  2,200,000   BROWARD COUNTY FL WHEELABRATOR SERIES A                                              5.38    12/01/2009      2,246,860
  2,140,000   CHARLOTTE COUNTY FL IDA BOND ANTICIPATION NOTES (OTHER REVENUE)                      5.75    10/01/2008      2,131,568
  1,235,000   DADE COUNTY FL HFA SIESTA POINTE APARTMENTS SERIES A (MFHR, FHLMC)                   5.50    09/01/2012      1,237,075
    915,000   FLORIDA HURRICANE CATASTROPHE FUND SERIES A (OTHER REVENUE)                          5.00    07/01/2009        940,089
  3,905,000   HILLSBOROUGH COUNTY AVIATION AUTHORITY SERIES C (OTHER REVENUE, GUARANTEE
                 AGREEMENT)                                                                        5.00    10/01/2010      4,011,841
  1,100,000   LEE COUNTY FL IDA SHELL PARTNERSHIP ALLIANCE COMMUNITY PROJECT (HCFR)                5.00    11/15/2009      1,111,583
  3,000,000   MIAMI DADE COUNTY HEALTH FACILITIES AUTHORITY MIAMI CHILDREN'S SERIES A (OTHER
                 REVENUE, MBIA INSURED)+/-ss.                                                      4.13    08/01/2046      2,967,390
  9,300,000   ORANGE COUNTY SCHOOL BOARD SERIES C (LEASE REVENUE, MBIA INSURED)+/-ss.              9.25    08/01/2022      9,300,000
    200,000   PALM BEACH COUNTY FL HEALTH FACILITIES AUTHORITY WATERFORD PROJECT (HFFA
                 REVENUE)                                                                          4.40    11/15/2008        200,350
  7,000,000   PORT ST LUCIE FL TORREY PINES PROJECT (LEASE REVENUE, MBIA INSURED)+/-ss.           10.00    09/01/2027      7,000,000
  1,155,000   PUNTA GORDA FL HOUSING AUTHORITY GULF BREEZE APARTMENTS SERIES B (HOUSING
                 REVENUE)                                                                          4.13    07/01/2010      1,169,287
  5,350,000   VOLUSIA COUNTY FL IDA (HCFR LOC, ACA INSURED)+/-ss.(m)                               7.35    12/01/2028      5,350,000
                                                                                                                          47,092,017
                                                                                                                        ------------
GEORGIA: 4.42%
  9,000,000   ALBANY-DOUGHERTY COUNTY HOSPITAL AUTHORITY PHOEBE PUTNEY MEMORIAL HOSPITAL
                 (HOSPITAL REVENUE, AMBAC INSURED)+/-ss.                                           9.00    09/01/2026      9,000,000
  8,500,000   BURKE COUNTY GA DEVELOPMENT AUTHORITY GEORGIA POWER COMPANY (POWER
                 REVENUE)+/-ss.                                                                    4.38    10/01/2032      8,579,560
    835,000   COFFEE COUNTY GA COFFEE REGIONAL MEDICAL CENTER INCORPORATED PROJECT (HOSPITAL
                 REVENUE)                                                                          5.00    12/01/2008        833,347
 18,660,000   DE KALB COUNTY HOUSING AUTHORITY PARK BRIARCLIFF APARTMENTS SERIES A (HOUSING
                 REVENUE, FEDERAL NATIONAL MORTGAGE ASSOCIATION)+/-ss.                             4.55    12/01/2028     18,809,093
  5,000,000   MONROE COUNTY GA DEVELOPMENT AUTHORITY OGLETHORPE POWER SCHERER SERIES B
                 (OTHER REVENUE, AMBAC INSURED)+/-ss.                                              4.63    01/01/2036      5,015,550
                                                                                                                          42,237,550
                                                                                                                        ------------
GUAM: 0.77%
  6,050,000   GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES C (AIRPORT REVENUE, MBIA INSURED)        5.00    10/01/2010      6,141,537
  1,240,000   GUAM POWER AUTHORITY SERIES A (POWER REVENUE, AMBAC INSURED)                         5.25    10/01/2014      1,263,622
                                                                                                                           7,405,159
                                                                                                                        ------------

                 64 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
HAWAII: 0.09%
$   795,000   STATE OF HAWAII SERIES B (FUEL SALES TAX REVENUE, FGIC INSURED)                      6.38%   07/01/2012   $    826,331

ILLINOIS: 3.45%
    930,000   BROADVIEW IL (SALES TAX REVENUE)                                                     5.25    07/01/2012        932,427
  1,030,000   CHICAGO IL (SALES TAX REVENUE, FGIC INSURED)#                                        5.25    01/01/2020      1,051,960
 10,500,000   CHICAGO IL BOARD OF EDUCATION CERTIFICATES SERIES A (PROPERTY TAX
                 REVENUE)+/-ss.                                                                    5.00    06/01/2021     10,500,000
 11,000,000   CHICAGO IL SERIES E (OTHER REVENUE, MBIA INSURED)+/-ss.                              6.00    01/01/2042     11,000,000
  2,500,000   COOK COUNTY HIGH SCHOOL DISTRICT NO 201 J STERLING MORTON TOWNSHIP (PROPERTY
                 TAX REVENUE, FGIC INSURED)##                                                      3.96    12/01/2009      2,364,650
    450,000   HARVEY IL PARK DISTRICT (PROPERTY TAX REVENUE)                                       5.25    12/15/2008        451,683
  2,200,000   ILLINOIS FINANCIAL AUTHORITY REVENUE RESURRECTION HEATH CARE PROJECT+/-ss.           3.75    05/15/2015      2,229,480
  1,000,000   LAKES REGION SANITATION DISTRICT IL DEBT CERTIFICATES                                4.13    12/01/2010      1,004,230
    900,000   QUINCY IL QUINCY HOSPITAL REVENUE (HOSPITAL REVENUE)                                 5.00    11/15/2009        920,610
  2,450,000   WOODSTOCK IL SERIES A (HOUSING REVENUE, FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION)+/-ss.                                                                4.80    05/01/2031      2,502,406
                                                                                                                          32,957,446
                                                                                                                        ------------
INDIANA: 2.08%
  2,500,000   ANDERSON IN REDEVELOPMENT DISTRICT BOND ANTICIPATION NOTES (TAX INCREMENTAL
                 REVENUE)(I)                                                                       4.38    10/04/2008      2,512,275
  1,970,000   BONNE COUNTY INDUSTRIAL REDEVELOPMENT DISTRICT (OTHER REVENUE)                       4.50    05/15/2010      1,965,154
  2,000,000   HANOVER MIDDLE SCHOOL BUILDING CORPORATION (EDUCATIONAL FACILITIES REVENUE)          5.00    03/07/2009      1,998,500
  3,500,000   INDIANA BOND BANK BMA INDEX SERIES B (OTHER REVENUE)+/-                              2.12    10/15/2009      3,459,750
 10,000,000   INDIANA HEALTH FACILITIES FINANCING AUTHORITY CLARION HEALTH SERIES D (HOSPITAL
                 REVENUE, MBIA INSURED)+/-ss.(m)                                                   3.49    03/01/2033     10,000,000
                                                                                                                          19,935,679
                                                                                                                        ------------
IOWA: 0.48%
    700,000   CHILLICOTHE IA IES UTILITIES INCORPORATED PROJECT (IDR)+/-ss.                        3.60    11/01/2023        702,863
  1,900,000   IOWA FINANCE AUTHORITY BURLINGTON MEDICAL CENTER (HCFR, FIRST SECURITY
                 BANK LOC)+/-ss.(m)(n)                                                             2.92    06/01/2027      1,900,000
  1,000,000   IOWA FINANCE AUTHORITY GENESIS MEDICAL CENTER (HOSPITAL REVENUE)                     6.00    07/01/2012      1,032,680
  1,000,000   LANSING IA INTERSTATE POWER COMPANY (IDR)                                            3.60    11/01/2008      1,003,950
                                                                                                                           4,639,493
                                                                                                                        ------------
KANSAS: 3.05%
  4,500,000   CITY OF BURLINGTON KS POWER SERIES B (OTHER REVENUE, XLCA INSURED)+/-ss.             5.00    12/01/2023      4,538,790
  2,325,000   EMPORIA KS TEMPORARY NOTES (PROPERTY TAX REVENUE)                                    4.13    10/15/2008      2,328,627
  5,940,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HAYS MEDICAL CENTER (HOSPITAL REVENUE,
                 MBIA INSURED)+/-ss.                                                               3.75    05/15/2026      5,908,221
    300,000   KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY CENTRAL CHRISTIAN SERIES C
                 (COLLEGE AND UNIVERSITY REVENUE)                                                  4.25    05/01/2009        300,699
  3,500,000   KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY MIDAMERICA SERIES D (COLLEGE AND
                 UNIVERSITY REVENUE)                                                               4.25    05/01/2009      3,508,155
  3,000,000   KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY OTTAWA UNIVERSITY SERIES E
                 (COLLEGE AND UNIVERSITY REVENUE)                                                  4.25    05/01/2009      3,006,990
    800,000   KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY SOUTHWESTERN SERIES F (COLLEGE AND
                 UNIVERSITY REVENUE)                                                               4.25    05/01/2009        801,864
  4,645,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX SECOND LIEN
                 AREA B                                                                            4.75    12/01/2016      4,519,167
  1,810,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX SECOND LIEN
                 AREA B (OTHER REVENUE, CITIBANK NA LOC)                                           3.75    12/01/2012      1,807,249
  2,390,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX SECOND LIEN
                 AREA B (OTHER REVENUE, CITIBANK NA LOC)                                           3.85    12/01/2013      2,418,943
                                                                                                                          29,138,705
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 65


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
KENTUCKY: 2.15%
$    95,000   COVINGTON KY ALLEN & ALLEN+/-ss.                                                     4.38%   09/01/2016   $     95,051
  1,075,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KY SERIES A (AIRPORT
                 REVENUE, XLCA INSURED)                                                            4.00    03/01/2010      1,062,777
  5,000,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KY SERIES B (AIRPORT
                 REVENUE, XLCA INSURED)                                                            5.00    03/01/2011      4,996,550
  3,200,000   KENTON COUNTY KY AIRPORT BOARD SERIES B (AIRPORT REVENUE, XLCA INSURED)              5.00    03/01/2010      3,213,856
  2,200,000   KENTUCKY EDFA RETIREMENT HOUSING FOUNDATION (HCFR LOC)+/-ss.(m)                      7.35    12/01/2028      2,200,000
  6,500,000   KENTUCKY EDFA SERIES 04D (HOSPITAL REVENUE)+/-ss.                                    3.50    05/01/2034      6,473,415
  2,500,000   KENTUCKY HOUSING CORPORATION CITYWIDE HOUSING PROJECT (OTHER REVENUE)                4.63    01/01/2010      2,485,150
                                                                                                                          20,526,799
                                                                                                                        ------------
LOUISIANA: 4.97%
  8,340,000   CALCASIEU PARISH LA MEMORIAL HOSPITAL SERVICE DISTRICT LAKE CHARLES MEMORIAL
              HOSPITAL PROJECT (HCFR LOC)+/-ss.(m)                                                 6.91    12/01/2018      8,340,000
 12,500,000   JEFFERSON SALES TAX DISTRICT (SALES TAX REVENUE, AMBAC INSURED)+/-ss.                4.55    12/01/2022     12,500,000
 10,850,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES C-2 (OTHER
                 REVENUE, CIFG INSURED)+/-ss.(m)                                                  11.25    06/01/2026     10,850,000
  9,700,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES C-1 (OTHER
                 REVENUE, CIFG INSURED)+/-ss.(m)                                                   7.06    06/01/2027      9,700,000
  6,130,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES C-3 (OTHER
                 REVENUE, CIFG INSURED)+/-ss.(m)                                                   8.25    06/01/2025      6,130,000
                                                                                                                          47,520,000
                                                                                                                        ------------
MAINE: 0.08%
    430,000   MAINE STATE HOUSING AUTHORITY (HOUSING REVENUE)                                      5.60    11/15/2024        435,130
    295,000   MAINE STATE HOUSING AUTHORITY SERIES G2 (HOUSING REVENUE)                            4.00    11/15/2024        294,926
                                                                                                                             730,056
                                                                                                                        ------------
MARYLAND: 0.24%
  2,275,000   MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY (OTHER REVENUE)%%                5.00    12/01/2010      2,271,315
                                                                                                                        ------------
MASSACHUSETTS: 0.89%
  2,010,000   MASSACHUSETTS HEFA CARE GROUP SERIES D (HOSPITAL REVENUE, MBIA INSURED)              4.00    07/01/2009      2,028,854
  2,115,000   MASSACHUSETTS HEFA CARITAS CHRISTIAN OBLIGATION SERIES B (HCFR)                      6.50    07/01/2012      2,191,944
  4,250,000   MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN HAVERHILL SERIES A
                 (OTHER REVENUE)                                                                   5.35    12/01/2010      4,316,173
                                                                                                                           8,536,971
                                                                                                                        ------------
MICHIGAN: 3.38%
 12,315,000   DETROIT MI (PROPERTY TAX REVENUE, MBIA INSURED)                                      5.00    04/01/2009     12,497,262
    700,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)                5.00    04/01/2013        704,060
 10,500,000   DETROIT MI SERIES G (SEWER REVENUE, FGIC INSURED)+/-ss.                              5.00    07/01/2029     10,500,000
  1,500,000   MICHIGAN HIGHER EDUCATION STUDENT LOAN AUTHORITY STUDENT LOAN SERIES XII-Q
                 (OTHER REVENUE, AMBAC INSURED)                                                    5.05    09/01/2008      1,504,230
  1,000,000   MICHIGAN HIGHER EDUCATION STUDENT LOAN AUTHORITY STUDENT LOAN SERIES XII-W
                 (OTHER REVENUE, AMBAC INSURED)                                                    4.60    09/01/2008      1,000,380
  2,500,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITIES LIMITED OBLIGATION BENTON
                 HARBOR PROJECT (MFHR, FIFTH THIRD BANK LOC)+/-ss.                                 4.35    06/01/2041      2,500,150
  3,695,000   MICHIGAN STRATEGIC FUND CONSUMERS ENERGY COMPANY PROJECT (POWER REVENUE)             4.25    06/15/2010      3,673,975
                                                                                                                          32,380,057
                                                                                                                        ------------
MINNESOTA: 2.99%
    270,000   ALEXANDRIA MN (IDR, US BANK NA LOC)+/-ss.                                            2.30    06/01/2010        270,000
  1,190,000   DELANO MN (IDR, MARQUETTE BANK)+/-ss.                                                2.30    04/01/2017      1,190,000
 12,000,000   MINNEAPOLIS & ST PAUL MN HOUSING & REDEVELOPMENT AUTHORITY HEALTHSPAN SERIES B
                 (HOSPITAL REVENUE, AMBAC INSURED)+/-(m)(n)                                        2.38    11/15/2017     12,000,000

                 66 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MINNESOTA (continued)
$ 6,500,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEM SERIES B1 (OTHER
                 REVENUE, MBIA INSURED)+/-ss.                                                      9.00%   11/15/2034   $  6,500,000
  7,000,000   MINNEAPOLIS MN HEALTH CARE SYSTEM FAIRVIEW HEALTH SERVICES SERIES B (HCFR,
                 AMBAC INSURED)+/-ss.                                                              9.00    11/15/2029      7,000,000
  1,500,000   ROSEVILLE MN ROSEPOINTE I PROJECT SERIES C (HOUSING REVENUE, GUARANTEE
                 AGREEMENT)ss.                                                                     8.00    12/01/2010      1,665,540
                                                                                                                          28,625,540
                                                                                                                        ------------
MISSISSIPPI: 1.55%
  2,000,000   BILOXI MS HOUSING AUTHORITY BAYVIEW PLACE ESTATES (HOUSING REVENUE,
                 GIC-RABOBANK NEDERLAND LOC)                                                       4.65    08/01/2008      2,000,000
 10,000,000   MEDICAL CENTER EDUCATIONAL BUILDING CORPORATION ADULT HOSPITAL PROJECT
                 (HOSPITAL REVENUE, AMBAC INSURED)+/-ss.                                           7.50    07/01/2031     10,000,000
  2,800,000   MISSISSIPPI REGIONAL HOUSING AUTHORITY NUMBER II HOUSING-LAUREL PARK APARTMENTS
                 PROJECT (HOUSING REVENUE LOC)+/-ss.                                               6.00    06/01/2030      2,816,604
                                                                                                                          14,816,604
                                                                                                                        ------------
MISSOURI: 0.75%
  1,795,000   HAZELWOOD MO IDA BOTTOM ROAD DEVELOPMENT PROJECT                                     3.88    08/01/2018      1,798,805
  3,030,000   MISSOURI STATE ENVIRONMENTAL IMPROVEMENT AND ENERGY RESOURCES AUTHORITY
                 POLLUTION CONTROL ASSOCIATED ELECTRIC COOP PROJECT (ELECTRIC REVENUE)+/-ss.       4.38    12/01/2034      3,063,572
    523,833   MISSOURI STATE HEFA LEASE SUBLEASE PURCHASE                                          3.09    07/15/2008        523,409
  1,570,000   MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY MORTGAGE REVENUE SINGLE FAMILY
                 HOMEOWNER LOAN SERIES C1 (HOUSING REVENUE LOC, GNMA/FNMA INSURED)                 7.15    03/01/2032      1,649,630
    185,000   MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY SERIES C1                               4.80    03/01/2019        186,215
                                                                                                                           7,221,631
                                                                                                                        ------------
MONTANA: 1.13%
  4,325,000   CITY OF FORSYTH (INDUSTRIAL DEVELOPMENT REVENUE, AMBAC INSURED)+/-ss.                5.13    03/01/2034      4,332,699
    275,000   MONTANA STATE BOARD INVESTMENT PAYROLL TAX WORKERS COMPENSATION PROJECT
                 (OTHER REVENUE, MBIA INSURED)                                                     6.88    06/01/2011        288,277
  1,000,000   MONTANA STATE BOARD INVESTMENT REFUNDED 1996 PAYROLL TAX (OTHER REVENUE,
                 MBIA INSURED)                                                                     6.88    06/01/2020      1,032,240
  2,330,000   MONTANA STATE BOARD INVESTMENT REFUNDED BALANCED 1996 PAYROLL TAX (OTHER
                 REVENUE, MBIA INSURED)#                                                           6.88    06/01/2020      2,405,119
  2,675,000   MONTANA STATE BOARD INVESTMENT REFUNDED PAYROLL TAX (OTHER REVENUE, MBIA
                 INSURED)                                                                          6.88    06/01/2020      2,761,242
                                                                                                                          10,819,577
                                                                                                                        ------------
NEBRASKA: 0.20%
  2,000,000   CENTRAL PLAINS ENERGY PROJECT PROJECT NUMBER 1 (OTHER REVENUE)+/-                    2.11    12/01/2010      1,885,000
                                                                                                                        ------------
NEVADA: 0.35%
    335,000   DIRECTOR OF NEVADA DEPARTMENT OF BUSINESS & INDUSTRY (TRANSPORTATION REVENUE,
                 AMBAC INSURED)##                                                                  5.21    01/01/2010        310,093
  2,085,000   DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF BUSINESS & INDUSTRY LAS VEGAS
                  MONORAIL (OTHER REVENUE, AMBAC INSURED)##                                        5.02    01/01/2009      2,033,667
    985,000   NEVADA HOUSING DIVISION SERIES B (SFHR)                                              4.80    10/01/2031        988,103
                                                                                                                           3,331,863
                                                                                                                        ------------
NEW HAMPSHIRE: 1.69%
  1,015,000   MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY SERIES A
                 (OTHER REVENUE, ACA INSURED)                                                      5.90    01/01/2010      1,025,140
  3,000,000   NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY SERIES A (HOSPITAL REVENUE)ss.              7.00    10/01/2029      3,206,010
  1,500,000   NEW HAMPSHIRE HEALTH & EDUCATION FACILITIES AUTHORITY SERIES A (OTHER REVENUE)       4.50    04/22/2009      1,503,015
  1,600,000   NEW HAMPSHIRE HEALTH & EDUCATION FACILITIES AUTHORITY SERIES C (OTHER REVENUE)       4.50    04/22/2009      1,603,216
  3,800,000   NEW HAMPSHIRE HEALTH & EDUCATION FACILITIES AUTHORITY SERIES F (OTHER REVENUE)       4.50    04/22/2009      3,807,638
  5,000,000   NEW HAMPSHIRE HEALTH & EDUCATION FACILITIES AUTHORITY SERIES H (OTHER REVENUE)       4.50    04/22/2009      5,010,050
                                                                                                                          16,155,069
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 67


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
NEW JERSEY: 6.23%
$ 2,370,000   BAYONNE NJ (OTHER REVENUE)                                                          5.25%    06/30/2009   $  2,381,258
  2,750,000   CITY OF BAYONNE NJ (PROPERTY TAX REVENUE)                                           5.00     10/24/2008      2,768,343
  4,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY MACON TRANSIT SERIES H (OTHER REVENUE,
                 FGIC INSURED)+/-ss.                                                              4.00     09/01/2027      4,000,000
  1,865,000   NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY (HOSPITAL REVENUE,
                 AMBAC INSURED)                                                                   5.40     07/01/2011      1,885,702
  4,230,000   NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY AHS HOSPITAL CORPORATION
                 SERIES A (HOSPITAL REVENUE)                                                      5.00     07/01/2010      4,363,287
  1,760,000   NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY HOLY NAME HOSPITAL ISSUE
                 (HOSPITAL REVENUE, AMBAC INSURED)                                                5.30     07/01/2010      1,779,976
 12,500,000   NEW JERSEY TURNPIKE AUTHORITY TURNPIKE REVENUE SERIES 1991 D (TOLL ROAD REVENUE
                 LOC)+/-ss.                                                                       3.50     01/01/2018     12,500,000
 25,000,000   TOBACCO SETTLEMENT FINANCING CORPORATION NJ (EXCISE TAX REVENUE)                    5.75     06/01/2032     26,589,000
  1,366,000   WEEHAWKEN TOWNSHIP NJ BOND ANTICIPATION NOTES (PROPERTY TAX REVENUE)                4.50     07/18/2008      1,367,503
  2,000,000   WEEHAWKEN TOWNSHIP NJ TAX ANTICIPATION NOTES (OTHER REVENUE)                        4.50     10/10/2008      2,010,180
                                                                                                                          59,645,249
                                                                                                                        ------------
NEW MEXICO: 1.38%
    460,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES A2 CLASS I (HOUSING REVENUE,
                 GNMA INSURED)                                                                    3.90     01/01/2019        460,414
    570,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES C2 CLASS I (HOUSING REVENUE,
                 GNMA INSURED)                                                                    4.13     07/01/2019        570,177
 12,150,000   PUEBLO OF SANDIA NM+/-ss.                                                           5.11     03/01/2015     12,150,000
                                                                                                                          13,180,591
                                                                                                                        ------------
NEW YORK: 1.96%
  1,000,000   HEMPSTEAD TOWN NY IDAG AMERICAN FUEL PROJECT (IDR)ss.                               5.00     12/01/2010        994,190
  3,570,000   MONROE COUNTY NY BOND ANTICIPATION NOTES (PROPERTY TAX REVENUE)                     4.25     07/16/2008      3,573,641
    535,000   MONROE NY NEWPOWER CORPORATION                                                      3.30     01/01/2009        532,464
  3,025,000   NEW YORK STATE DORMITORY AUTHORITY GOOD SAMARITAN HOSPITAL MEDICAL CENTER
                 SERIES A (HOSPITAL REVENUE, MBIA INSURED)                                        5.70     07/01/2013      3,096,904
  4,300,000   NEW YORK STATE ENERGY RESEARCH & DEVELOPMENT AUTHORITY SERIES A (FUEL SALES
                 TAX REVENUE)+/-ss.(m)(n)                                                         3.12     07/01/2026      4,300,000
  1,015,000   NEW YORK STATE URBAN DEVELOPMENT STATE OFFICE S (LEASE REVENUE)##                   5.13     01/01/2011        894,154
  5,000,000   TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES B (OTHER REVENUE)                     5.00     06/01/2010      5,173,900
    235,000   WESTCHESTER COUNTY NY IDAG SPECIAL NEEDS FACILITIES POOLED PROGRAM SERIES E1
                 (IDR, ACA INSURED)                                                               4.25     07/01/2009        232,396
                                                                                                                          18,797,649
                                                                                                                        ------------
NORTH DAKOTA: 0.91%
  2,480,000   CITY OF FARGO ND MERITCARE OBLIGATED GROUP SERIES A (NURSING HOME REVENUE,
                 MBIA INSURED)                                                                    5.50     06/01/2011      2,532,030
  1,195,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION GROUP (HOSPITAL REVENUE, MBIA
                 INSURED)                                                                         5.30     08/15/2010      1,212,698
  2,435,000   GRAND FORKS ND UNITED HOSPITAL OBLIGATED GROUP (HOSPITAL REVENUE, MBIA INSURED)     6.63     12/01/2010      2,442,816
  2,380,000   NORTH DAKOTA STATE HFA HOUSING FINANCE PROGRAM HOME MORTGAGE SERIES A
                 (HOUSING REVENUE)                                                                5.00     07/01/2033      2,400,349
     30,000   NORTH DAKOTA STATE HFA REVENUE HOUSING FINANCE PROGRAM HOME MORTGAGE SERIES A       4.60     01/01/2023         30,071
     70,000   NORTH DAKOTA STATE HFA REVENUE HOUSING FINANCE PROGRAM HOME MORTGAGE SERIES D       5.40     07/01/2029         70,006
                                                                                                                           8,687,970
                                                                                                                        ------------
OHIO: 2.66%
  1,900,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A1 (OTHER REVENUE)         4.13     06/01/2010      1,876,003
  1,285,000   CUYAHOGA COUNTY OH HOUSING ALLERTON APARTMENTS PROJECT SERIES B (MFHR)              4.00     11/01/2009      1,296,102
  2,600,000   CUYAHOGA OH METROPOLITAN HOUSING AUTHORITY BAN (HOUSING REVENUE)                    4.00     08/28/2009      2,612,012
    700,000   GATEWAY OH ECONOMIC DEVELOPMENT CORPORATION SERIES B+/-ss.                          5.10     09/15/2014        700,000

                 68 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
OHIO (continued)
$ 7,000,000   LEIPSIC OH (WATER REVENUE)                                                           5.50%   12/09/2008   $  7,045,290
  1,835,000   LORAIN OHIO (PROPERTY TAX REVENUE)                                                   4.63    10/02/2008      1,844,744
 10,100,000   SCIOTO OH SOUTHERN OHIO MEDICAL CENTER SERIES A
                 (HOSPITAL REVENUE, AMBAC INSURED)+/-ss.(m)                                        5.50    02/15/2036     10,100,000
                                                                                                                          25,474,151
                                                                                                                        ------------
OKLAHOMA: 0.34%
    270,000   ELLIS COUNTY OK INDUSTRIAL AUTHORITY WB JOHNSTON GRAIN SHATTUCK PROJECT              5.00    08/01/2008        269,924
    800,000   OKARCHE ECONOMIC DEVELOPMENT AUTHORITY EL RENO PUBLIC SCHOOLS PROJECT
                 (LEASE REVENUE)                                                                   3.25    09/01/2008        799,680
    940,000   OKLAHOMA HOUSING FINANCE AGENCY SFMR HOMEOWNER LOAN PROGRAM SERIES D2
                 (HOUSING REVENUE LOC, GNMA/FNMA INSURED)                                          7.10    09/01/2028        953,179
  1,095,000   SOUTH OKLAHOMA CITY HOSPITAL TRUST PREREFUNDED (REAL ESTATE)ss.                      9.75    02/01/2013      1,196,977
                                                                                                                           3,219,760
                                                                                                                        ------------
OREGON: 1.33%
    300,000   COW CREEK BAND UMPQUA TRIBE OF INDIANS OR SERIES C (OTHER REVENUE)                   4.88    10/01/2008        299,037
  5,250,000   OREGON HEALTH & SCIENCE UNIVERSITY SERIES A
                 (COLLEGE AND UNIVERSITY REVENUE, MBIA INSURED)+/-ss.(m)                           4.50    07/01/2028      5,250,000
  4,095,000   OREGON SCHOOL BOARDS ASSOCIATION SERIES B (OTHER REVENUE)                            3.00    05/31/2009      4,098,399
  1,030,000   OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT SINGLE FAMILY MORTGAGE
                 PROGRAM SERIES G (SFHR)                                                           4.70    07/01/2025      1,033,667
  2,000,000   PORT OF MORROW OR POLLUTION CONTROL PORTLAND GENERAL SERIES A (IDR)+/-ss.            5.20    05/01/2033      2,019,700
                                                                                                                          12,700,803
                                                                                                                        ------------
OTHER: 0.50%
  4,745,924   MMA FINANCIAL CDD SENIOR SECURITIZATION TRUST BEACON LAKES PASSTHRU
                 CERTIFICATES C+/-                                                                 3.38    11/01/2008      4,746,826
                                                                                                                        ------------
PENNSYLVANIA: 2.02%
  1,145,000   ALLEGHENY COUNTY HOSPITAL DEVELOPMENT AUTHORITY HEALTH SYSTEM WESTERN
                 PENNSYLVANIA SERIES A (HOSPITAL REVENUE)                                          5.00    11/15/2009      1,145,080
  1,765,000   ALLEGHENY COUNTY HOSPITAL DEVELOPMENT AUTHORITY HEALTH SYSTEM WESTERN
                 PENNSYLVANIA SERIES A (HOSPITAL REVENUE)                                          5.00    11/15/2010      1,749,344
  4,500,000   CUMBERLAND COUNTY PA MUNICIPAL AUTHORITY PRESBYTERIAN HOMES PROJECT SERIES B
                 (HCFR, RADIAN INSURED)+/-ss.                                                      4.25    12/01/2026      4,521,060
  2,750,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                         6.10    07/01/2013      2,758,580
  2,570,000   GALLERY CERTIFICATE TRUST PENNSYLVANIA (PARKING FACILITIES REVENUE, FIRST
                 SECURITY BANK LOC)                                                                4.50    02/15/2013      2,573,058
  2,000,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL APPRECIATION LIMITED
                 OBLIGATION SERIES C##                                                             4.48    12/15/2010      1,793,800
  4,800,000   PENNSYLVANIA HOUSING FINANCE AGENCY SERIES L (MFHR, GO OF AUTHORITY)                 4.20    07/01/2009      4,805,712
                                                                                                                          19,346,634
                                                                                                                        ------------
PUERTO RICO: 1.05%
  1,895,000   COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)                            5.25    07/01/2010      1,932,843
  3,500,000   PUERTO RICO COMMONWEALTH (OTHER REVENUE, FGIC INSURED)                               5.50    07/01/2012      3,584,420
  2,000,000   PUERTO RICO COMMONWEALTH GOVERNMENT DEVELOPMENT BANK SERIES B (OTHER REVENUE)        5.00    12/01/2008      2,016,460
    200,000   PUERTO RICO ELECTRIC POWER AUTHORITY PUTTERS SERIES 815
                 (ELECTRIC REVENUE, FIRST SECURITY BANK LOC)+/-ss.                                 1.63    01/01/2013        200,000
  1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU
                 (OTHER REVENUE, FIRST SECURITY BANK LOC)+/-ss.                                    2.33    07/01/2029      1,275,000
  1,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (ELECTRIC REVENUE)                    5.00    07/01/2010      1,029,550
                                                                                                                          10,038,273
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 69


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
RHODE ISLAND: 0.22%
$ 2,140,000   RHODE ISLAND HOUSING & MORTGAGE FINANCE CORPORATION RENTAL HOUSING PROGRAM
                 SERIES A-1 (HOUSING REVENUE, FGIC INSURED)+/-ss.                                  3.85%   10/01/2017   $  2,145,949
                                                                                                                        ------------
SOUTH CAROLINA: 3.43%
  4,020,000   ANDERSON COUNTY SC (IDR)                                                             4.75    08/01/2010      4,001,709
     50,000   SOUTH CAROLINA HOUSING FINANCE & DEVELOPMENT AUTHORITY SERIES B2
                 (HOUSING REVENUE, FIRST SECURITY BANK LOC)                                        5.13    07/01/2008         50,004
 11,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY CAREALLIANCE HEALTH SERIES B
                 (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)+/-ss.(m)                              5.00    08/15/2037     11,000,000
  4,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH
                 (HOSPITAL REVENUE)+/-ss.                                                          2.30    08/01/2039      3,850,000
  2,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH ALLIANCE
                 SERIES A PREREFUNDED (NURSING HOME REVENUE)ss.                                    7.13    12/15/2015      2,233,080
  2,000,000   SOUTH CAROLINA STATE HOUSING FINANCE & DEVELOPMENT AUTHORITY RURAL HOUSING
                 APARTMENTS SERIES B (HOUSING REVENUE, GIC RABOBANK NEDERLAND LOC)                 4.13    10/01/2009      2,021,100
  1,705,000   SOUTH CAROLINA STATE HOUSING FINANCE AND DEVELOPMENT AUTHORITY SERIES A
                 (HOUSING REVENUE, AMBAC INSURED)                                                  3.60    07/01/2033      1,659,715
  8,250,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY (OTHER REVENUE)                      5.00    06/01/2018      8,037,645
                                                                                                                          32,853,253
                                                                                                                        ------------
SOUTH DAKOTA: 0.07%
    710,000   SOUTH DAKOTA HOUSING DEVELOPMENT AUTHORITY                                           4.72    05/01/2025        712,144
                                                                                                                        ------------
TENNESSEE: 0.59%
    415,000   KNOX COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD UNIVERSITY HEALTH
                 SYSTEMS INCORPORATED (HCFR)                                                       4.00    04/01/2009        417,158
  1,000,000   METROPOLITAN GOVERNMENT NASHVILLE & DAVIDSON COUNTY TN INDUSTRIAL DEVELOPMENT
                 BOARD EASTER SEAL PROJECT (IDR)+/-ss.                                             9.84    08/01/2019      1,000,000
  2,000,000   SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD FLOAT BAPTIST
                 MEMORIAL HEALTHCARE+/-ss.                                                         5.00    09/01/2020      2,001,520
    600,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C (OTHER REVENUE)                    5.00    02/01/2009        603,924
  1,575,000   TENNESSEE TN ENERGY ACQUISITION CORPORATION SERIES C (OTHER REVENUE)                 5.00    02/01/2010      1,584,891
                                                                                                                           5,607,493
                                                                                                                        ------------
TEXAS: 9.60%
    500,000   AUSTIN TX CONVENTION ENTERPRISES INCORPORATED FIRST TIER SERIES A
                 (INDUSTRIAL DEVELOPMENT REVENUE, XL CAPITAL ASSURANCE COMPANY INSURED)            5.25    01/01/2009        504,100
  1,905,000   GARZA COUNTY TX PUBLIC FACILITY CORPORATION (LEASE REVENUE)                          5.00    10/01/2011      1,899,209
  8,500,000   HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION CHRISTUS HEALTH
                 SERIES A-1 (HOSPITAL REVENUE, AMBAC INSURED)+/-ss.                                8.25    07/01/2031      8,500,000
  2,355,000   HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION MEMORIAL HOSPITAL
                 SYSTEM PROJECT SERIES A (HEALTHCARE FACILITIES REVENUE, MBIA INSURED)             6.00    06/01/2010      2,438,979
 16,700,000   HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION TEXAS MEDICAL CENTER
                 PROJECT (HOSPITAL REVENUE, MBIA INSURED)+/-ss.                                    7.75    09/01/2031     16,700,000
  1,000,000   HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION TEXAS MEDICAL CENTER
                 PROJECT (HOSPITAL REVENUE, MBIA INSURED)+/-ss.                                    7.75    05/01/2035      1,000,000
  1,425,000   HARRIS COUNTY TX (TOLL ROAD REVENUE LOC)+/-ss.                                       5.00    08/15/2021      1,452,802
 10,000,000   HOUSTON TX 1ST LIEN SERIES C (WATER REVENUE, AMBAC INSURED)ss.                       5.00    05/15/2034     10,328,400
  2,000,000   MATAGORDA COUNTY TX NAVIGATION DISTRICT #1 TEXAS CENTER COMPANY PROJECT
                 (OTHER REVENUE)+/-ss.                                                             5.13    06/01/2030      2,005,720
    635,000   NORTH TEXAS TOLLWAY AUTHORITY BOND ANTICIPATION NOTES (OTHER REVENUE)                4.13    11/19/2008        635,603
 17,600,000   NORTH TEXAS TOLLWAY AUTHORITY SERIES E1 (OTHER REVENUE)+/-ss.                        5.00    01/01/2038     17,861,888
  4,500,000   NORTH TX TOLLWAY AUTHORITY FIRST TIER SERIES G (TOLL ROAD REVENUE)+/-ss.             5.00    01/01/2038      4,543,425
  2,500,000   SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION (OTHER REVENUE)                    5.00    08/01/2010      2,517,000
  4,000,000   SAN ANTONIO TX ELECTRIC & GAS SYSTEM (ELECTRIC REVENUE)+/-ss.                        3.63    12/01/2027      4,053,560

                 70 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
TEXAS (continued)
$ 5,250,000   TARRANT COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION HARRIS METHODIST
                 HEALTH SYSTEM SERIES A (HOSPITAL REVENUE, AMBAC INSURED)                          5.13%   09/01/2012   $  5,430,128
  5,635,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I SERIES A (OTHER REVENUE)      5.00    12/15/2011      5,561,801
  2,695,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I SR LIEN SERIES D
                 (OTHER REVENUE)                                                                   5.00    12/15/2009      2,705,942
    825,000   TEXAS MUNICIPAL GAS ACQUISITION AND SUPPLY CORPORATION II
                 (UTILITIES REVENUE)+/-ss.                                                         2.28    09/15/2010        814,688
  3,000,000   TEXAS MUNICIPAL POWER AGENCY (ELECTRIC REVENUE, AMBAC INSURED)##                     2.69    09/01/2009      2,907,750
                                                                                                                          91,860,995
                                                                                                                        ------------
UTAH: 0.03%
    260,000   UTAH HFA SFMR (HOUSING REVENUE LOC)                                                  6.00    01/01/2031        266,508
                                                                                                                        ------------
VERMONT: 0.09%
    885,000   VERMONT HOUSING FINANCE AGENCY AMT HOUSING SERIES 16A (SFMR)                         4.95    05/01/2032        890,275
                                                                                                                        ------------
VIRGINIA: 1.66%
    900,000   AMELIA COUNTY VA IDA+/-ss.                                                           4.80    04/01/2027        893,232
  1,000,000   CHESTERFIELD COUNTY VA IDA ELECTRIC AND POWER COMPANY (IDR)                          5.50    10/01/2009      1,007,130
  2,500,000   KING GEORGE COUNTY VA IDA WASTE MANAGEMENT INCORPORATED SERIES A (IDR)ss.            4.10    06/01/2023      2,499,225
  6,650,000   LOUISA IDA VIRGINIA ELECTRIC & POWER COMPANY IDR)                                    5.25    12/01/2008      6,699,543
    875,000   LOUISA VA IDA VIRGINIA ELECTRIC & POWER COMPANY PROJECT SERIES A (IDR)+/-ss.         4.25    09/01/2030        885,351
    160,000   POCAHONTAS PARKWAY ASSOCIATION VA SERIES B PREREFUNDED
                 (TOLL ROAD REVENUE, ACA INSURED)ss.##                                             5.66    08/15/2021         76,906
     40,000   POCAHONTAS PARKWAY ASSOCIATION VA SERIES B PREREFUNDED
                 (TOLL ROAD REVENUE, ACA INSURED)ss.##                                             5.67    08/15/2022         18,149
    485,000   POCAHONTAS PARKWAY ASSOCIATION VA TOLL ROAD 1ST TIER SUBSERIES C PREREFUNDED
                 (TOLL ROAD REVENUE)ss.##                                                          5.73    08/15/2017        289,773
    100,000   POCAHONTAS PARKWAY ASSOCIATION VA TOLL ROAD SERIES B PREREFUNDED
                 (TOLL ROAD REVENUE)ss.##                                                          5.35    08/15/2015         68,632
    125,000   POCAHONTAS PARKWAY ASSOCIATION VA TOLL ROAD SERIES B PREREFUNDED
                 (TOLL ROAD REVENUE)ss.##                                                          5.58    08/15/2019         67,788
    345,000   TOBACCO SETTLEMENT FINANCING CORPORATION VA ASSET BACKED                             4.00    06/01/2013        349,702
  3,000,000   YORK COUNTY VA IDA VIRGINIA ELECTRIC & POWER COMPANY (IDR)                           5.50    07/01/2009      3,022,800
                                                                                                                          15,878,231
                                                                                                                        ------------
WASHINGTON: 2.54%
  2,000,000   OCEAN SHORES WA LOCAL IMPROVEMENT DISTRICT BAN # 2007-01 (SPECIAL TAX REVENUE)       5.00    08/01/2011      2,001,320
  5,825,000   PORT SEATTLE WA SERIES B (AIRPORT REVENUE, AMBAC INSURED)                            5.25    12/01/2014      5,875,503
  9,475,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY REVENUE
                 (HOSPITAL REVENUE LOC)+/-ss.                                                      7.00    04/01/2018      9,475,000
  6,730,000   WASHINGTON STATE HOUSING FINANCE COMMISSION WESLEY HOMES HEALTH CENTER PROJECT
                 SERIES A (HOSPITAL REVENUE, RADIAN INSURED)ss.                                    5.90    01/01/2020      6,957,541
                                                                                                                          24,309,364
                                                                                                                        ------------
WEST VIRGINIA: 1.41%
 13,500,000   WEST VIRGINIA STATE HOSPITAL FINANCE AUTHORITY SERIES B
                 (HOSPITAL REVENUE, AMBAC INSURED)+/-ss.(m)                                        3.50    01/01/2034     13,500,000
                                                                                                                        ------------
WISCONSIN: 1.98%
  1,500,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION (EXCISE TAX REVENUE LOC)          5.50    06/01/2010      1,519,800
    230,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED                      5.00    06/01/2009        231,058
  9,630,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED (OTHER REVENUE)      6.13    06/01/2027      9,480,157
    500,000   HALES CORNERS CDA LUTHERAN CHURCH PROJECT
                 (IDR, MID-AMERICA FEDERAL SAVINGS & LOAN LOC)+/-ss.                               2.16    08/01/2037        500,000
    250,000   JACKSON WI CDA KETTLE MORAINE LUTHERAN
                 (PRIVATE SCHOOL REVENUE, MARSHALL & ISLEY BANK LOC)+/-ss.                         1.65    06/01/2031        250,000
    850,000   MILWAUKEE WI RDA HEARTLOVE PLACE PROJECT
                 (OTHER REVENUE, CITIZENS BANK LOC)+/-ss.                                          1.67    06/01/2037        850,000
    780,000   MONONA SEWER SYSTEMS REVENUE WISCONSIN BOND ANTICIPATION NOTES (SEWER REVENUE)       4.50    05/01/2011        785,826

                 Wells Fargo Advantage Municipal Income Funds 71


                     Portfolio of Investments--June 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
WISCONSIN (continued)
$ 1,800,000   PARK FALLS WI BOND ANTICIPATION NOTES (WATER REVENUE)                                4.63%   06/01/2009   $  1,818,360
  1,000,000   WISCONSIN HEFA AURORA HEALTH CARE INCORPORATED (HFFA REVENUE)                        5.00    08/15/2010      1,006,290
  2,500,000   WISCONSIN HEFA WATERTOWN MEMORIAL HOSPITAL INCORPORATED PROJECT
                 (HOSPITAL REVENUE, RADIAN INSURED)+/-ss.                                          9.00    09/01/2036      2,500,000
                                                                                                                          18,941,491
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $932,841,883)                                                                        930,370,856
                                                                                                                        ------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 0.07%
MUTUAL FUNDS: 0.07%
    634,856   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~+++                                                 634,856
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $634,856)                                                                                 634,856
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $933,476,739)*                                                                           97.32%                $931,005,712
OTHER ASSETS AND LIABILITIES, NET                                                                  2.68                   25,682,854
                                                                                                 ------                 ------------
TOTAL NET ASSETS                                                                                 100.00%                $956,688,566
                                                                                                 ------                 ------------

----------
+/-  Variable rate investments.

ss. These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default but security may not be disposable if and until successful auctions resume.

#    Security pledged as collateral for futures transactions. (See Note 2)

##   Zero coupon bond. Interest rate presented is yield to maturity.

(i)  Illiquid security.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $634,856.

* Cost for federal income tax purposes is $935,480,781 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 1,513,176
Gross unrealized depreciation                 (5,988,245)
                                             -----------
Net unrealized appreciation (depreciation)   $(4,475,069)

   The accompanying notes are an integral part of these financial statements.

                 72 Wells Fargo Advantage Municipal Income Funds


                     Portfolio of Investments--June 30, 2008

WISCONSIN TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
MUNICIPAL BONDS & NOTES: 95.71%
ALABAMA: 0.82%
$   740,000   BIRMINGHAM AL NEW PUBLIC HOUSING AUTHORITY
                 (HOUSING REVENUE, GUARANTEE AGREEMENT)                                            5.00    06/01/2011   $    769,489
                                                                                                                        ------------
ARIZONA: 0.83%
  1,000,000   TUCSON & PIMA COUNTIES AZ IDA SERIES 1983 A (STATE & LOCAL GOVERNMENTS)##            3.99    12/01/2014        776,140
                                                                                                                        ------------
COLORADO: 1.94%
  2,500,000   JEFFERSON COUNTY CO SERIES A (HOUSING REVENUE, MBIA INSURED)##                       4.24    03/01/2016      1,812,400
                                                                                                                        ------------
GUAM: 2.15%
    940,000   GUAM ECONOMIC DEVELOPMENT & COMMERCE AUTHORITY TOBACCO SETTLEMENT ASSET-BACKED
                 SECURITY (OTHER REVENUE)                                                          5.25    06/01/2032        865,552
    935,000   GUAM ECONOMIC DEVELOPMENT AUTHORITY SERIES A (EXCISE TAX REVENUE)ss.                 5.40    05/15/2031        991,427
    145,000   GUAM GOVERNMENT SERIES A (PROPERTY TAX REVENUE)                                      5.25    11/15/2037        128,495
      5,000   GUAM POWER AUTHORITY SERIES A (ELECTRIC REVENUE LOC)                                 5.25    10/01/2013          5,108
     20,000   TERRITORY OF GUAM INFRASTRUCTURE IMPROVEMENT SERIES A (SALES TAX REVENUE LOC)        5.50    11/01/2008         20,218
                                                                                                                           2,010,800
                                                                                                                        ------------
LOUISIANA: 0.22%
    205,000   EAST BATON ROUGE LA NEW PUBLIC HOUSING AUTHORITY
                 (HOUSING REVENUE, US GOVERNMENT GUARANTEED)                                       5.13    06/01/2009        210,785
                                                                                                                        ------------
OKLAHOMA: 0.03%
     25,000  OKLAHOMA CITY OK NEW PUBLIC HOUSING AUTHORITY
                 (HOUSING REVENUE, US GOVERNMENT GUARANTEED)                                       5.75    05/01/2009         25,771
                                                                                                                        ------------
OTHER: 1.21%
  1,000,000   COMMONWEALTH OF THE NORTHERN MARIANA ISLANDS PREREFUNDED SERIES A
                 (OTHER REVENUE)ss.                                                                6.75    10/01/2033      1,137,980
                                                                                                                        ------------
PUERTO RICO: 37.33%
    250,000   CHILDREN'S TRUST FUND (OTHER REVENUE)                                                5.00    05/15/2011        251,180
    275,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT ASSET-BACKED                    5.00    05/15/2009        276,199
    250,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT ASSET-BACKED
                 (EXCISE TAX REVENUE)                                                              4.13    05/15/2011        245,375
    300,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT ASSET-BACKED
                 (OTHER REVENUE)                                                                   4.38    05/15/2009        299,718
    610,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT ASSET-BACKED
                 PREREFUNDED ss.                                                                   5.75    07/01/2010        634,644
    350,000   COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)                            5.50    07/01/2013        359,531
  1,000,000   COMMONWEALTH OF PUERTO RICO (TAX REVENUE, FIRST SECURITY BANK LOC)                   6.50    07/01/2013      1,116,660
  1,500,000   COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT
                 (OTHER REVENUE, FIRST SECURITY BANK LOC)                                          5.25    07/01/2020      1,602,735
    200,000   COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT SERIES A
                 (FUEL SALES TAX REVENUE LOC)                                                      5.50    07/01/2016        213,454
  1,000,000   COMMONWEALTH OF PUERTO RICO SERIES A (PROPERTY TAX REVENUE)                          5.00    07/01/2018        984,170
     25,000   PUERTO RICO AQUEDUCT & SEWER AUTHORITY
                 (WATER & WASTEWATER AUTHORITY REVENUE LOC)                                        6.25    07/01/2012         27,794
  1,000,000   PUERTO RICO COMMONWEALTH (SALES TAX REVENUE, GUARANTEE AGREEMENT)                    5.50    07/01/2018      1,096,300
    180,000   PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY                                 10.25    07/01/2009        187,459
  1,000,000   PUERTO RICO COMMONWEALTH GOVERNMENT DEVELOPMENT BANK SERIES B (OTHER REVENUE)        5.00    12/01/2008      1,008,230
  1,000,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION AUTHORITY SERIES L
                 (TRANSPORTATION REVENUE, CIFG INSURED)                                            5.25    07/01/2019      1,003,730
  1,500,000   PUERTO RICO COMMONWEALTH INFRASTRUCTURE FINANCE AUTHORITY SERIES C
                 (SPECIAL TAX REVENUE, AMBAC INSURED)                                              5.50    07/01/2016      1,567,065
    170,000   PUERTO RICO CONVENTION CENTER AUTHORITY SERIES A (OTHER REVENUE)                     4.00    07/01/2010        170,194
    355,000   PUERTO RICO ELECTRIC POWER AUTHORITY CAPITAL APPRECIATION SERIES O##                 4.85    07/01/2017        230,601
    800,000   PUERTO RICO ELECTRIC POWER AUTHORITY PUTTERS SERIES 815
                 (ELECTRIC REVENUE, FIRST SECURITY BANK LOC)ss.+/-                                 1.63    01/01/2013        800,000
    650,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES 00 (ELECTRIC REVENUE, CIFG INSURED)      5.00    07/01/2013        666,172
    250,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES CC (ELECTRIC REVENUE, MBIA INSURED)      5.25    07/01/2009        252,473

                 Wells Fargo Advantage Municipal Income Funds 73


                     Portfolio of Investments--June 30, 2008

WISCONSIN TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
PUERTO RICO (continued)
$   405,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES II PREREFUNDEDss.                        5.25%   07/01/2022   $    438,255
    900,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES JJ (ELECTRIC REVENUE, XLCA INSURED)      5.25    07/01/2012        932,472
    100,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES KK (ELECTRIC REVENUE LOC)                5.00    07/01/2011        102,974
  1,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES NN
                 (ELECTRIC PLANT REVENUE, MBIA INSURED)                                            5.25    07/01/2023      1,042,290
  1,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES RR (ELECTRIC REVENUE, FGIC INSURED)      5.00    07/01/2022        983,210
    105,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES S (ELECTRIC REVENUE, MBIA INSURED)       6.13    07/01/2009        108,894
    515,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES TT(ELECTRIC REVENUE)                     5.00    07/01/2022        511,925
  1,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU
                 (OTHER REVENUE, FIRST SECURITY BANK LOC)+/-                                       3.69    07/01/2029        850,000
    500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER REVENUE)                       5.00    07/01/2011        516,515
    500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER REVENUE)                       5.25    07/01/2033        500,000
  1,500,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
                 (FUEL SALES TAX REVENUE, MBIA INSURED)                                            5.50    07/01/2013      1,581,420
    800,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY MACON TRANSPORTATION SERIES H
                 (TRANSPORTATION REVENUE, AMBAC INSURED)ss.+/-                                     4.00    07/01/2038        800,000
    165,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES A
                 (FUEL SALES TAX REVENUE LOC)                                                      5.50    07/01/2013        176,121
  1,000,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES E
                 (TOLL ROAD REVENUE, FIRST SECURITY BANK LOC)                                      5.50    07/01/2021      1,089,900
    300,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES W
                 (FUEL SALES TAX REVENUE, FIRST SECURITY BANK LOC)                                 5.50    07/01/2013        317,634
    150,000   PUERTO RICO HOUSING FINANCE AUTHORITY CAPITAL FUND PROGRAM
                 (HOUSING REVENUE, HUD INSURED)                                                    4.50    12/01/2009        154,062
    500,000   PUERTO RICO HOUSING FINANCE AUTHORITY CAPITAL FUNDING PROGRAM
                 (HOUSING REVENUE, HUD INSURED)                                                    5.00    12/01/2014        527,995
    300,000   PUERTO RICO HOUSING FINANCIAL CORPORATION SERIES F8J
                 (HOUSING REVENUE, FHA INSURED)ss.+/-                                              2.17    06/01/2021        300,000
     50,000   PUERTO RICO INDUSTRIAL MEDICAL & ENVIRONMENTAL POLLUTION CONTROL FACILITIES
                 FINANCING AUTHORITY PEPSICO INCORPORATED PROJECT                                  6.25    11/15/2013         52,901
    405,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY SYSTEM PROJECT            5.00    12/01/2009        411,934
    430,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY SYSTEM PROJECT            5.00    12/01/2010        439,112
     25,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES FINANCING AUTHORITY FHA INSURED DR. PILA HOSPITAL PROJECT A            6.50    11/15/2020         26,635
     60,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES FINANCING AUTHORITY FHA INSURED DR. PILA HOSPITAL PROJECT A
                 (HCFR LOC)                                                                        5.88    08/01/2012         60,120
    215,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES FINANCING AUTHORITY FHA INSURED DR. PILA HOSPITAL PROJECT A
                 (HCFR LOC)                                                                        5.50    07/01/2017        217,053
    600,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL CONTROL
                 FACILITIES UNIVERSITY PLAZA PROJECT SERIES A
                 (COLLEGE AND UNIVERSITY REVENUE, MBIA INSURED)                                    5.63    07/01/2013        615,042
    225,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A (OTHER REVENUE LOC)                    5.25    08/01/2021        234,549
    300,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A PREREFUNDED
                 (PROPERTY TAX REVENUE LOC)ss.                                                     5.75    08/01/2013        315,231
    105,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES B
                 (PROPERTY TAX REVENUE, CIFG INSURED)                                              5.25    07/01/2017        105,486
     30,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES D
                 PREREFUNDED (LEASE REVENUE)ss.                                                    5.13    07/01/2024         31,749
     10,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES D
                 UNREFUNDED (LEASE REVENUE)                                                        5.13    07/01/2024          9,718
  2,000,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES I
                 (OTHER REVENUE, GUARANTEE AGREEMENT)ss.                                           5.25    07/01/2014      2,154,340
  1,000,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES M2
                 (LEASE REVENUE, AMBAC INSURED)ss.                                                 5.50    07/01/2035      1,021,350
    500,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY SERIES L                                      5.50    07/01/2021        507,665
     25,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY SERIES M (LEASE REVENUE LOC)                  5.60    07/01/2008         25,001
  2,000,000   PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                                    5.38    06/01/2018      2,115,720
  1,500,000   PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                                    5.13    06/01/2024      1,584,225
  1,000,000   PUERTO RICO PUBLIC FINANCE CORPORATION SERIES A (OTHER REVENUE, AMBAC INSURED)       5.38    06/01/2014      1,076,440
                                                                                                                          34,931,622
                                                                                                                        ------------

                74 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

WISCONSIN TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
TEXAS: 1.87%
$ 2,000,000   TARARNT COUNTY TX HOUSING FINANCE CORPORATION COMPOUND INTEREST SINGLE FAMILY
              MORTGAGE (HOUSING REVENUE, MBIA INSURED)##                                           4.24%   09/15/2016   $  1,417,860
    320,000   WACO TX NEW PUBLIC HOUSING AUTHORITY (HOUSING REVENUE, GUARANTEE AGREEMENT)          5.00    08/01/2010        332,314
                                                                                                                           1,750,174
                                                                                                                        ------------
VIRGIN ISLANDS: 7.13%
    255,000   TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS                              4.60    05/15/2011        253,161
     45,000   UNIVERSITY OF THE VIRGIN ISLANDS SERIES A (COLLEGE & UNIVERSITY REVENUE LOC)         5.30    12/01/2008         45,342
    150,000   UNIVERSITY OF THE VIRGIN ISLANDS SERIES A (COLLEGE & UNIVERSITY REVENUE LOC)         5.85    12/01/2014        154,572
    185,000   VIRGIN ISLANDS PFA (OTHER REVENUE, FIRST SECURITY BANK LOC)                          5.25    10/01/2017        196,675
  1,000,000   VIRGIN ISLANDS PFA (SALES TAX REVENUE, FGIC INSURED)                                 5.00    10/01/2028      1,012,060
    250,000   VIRGIN ISLANDS PFA GROSS TAX RECEIPTS (SALES TAX REVENUE, FGIC INSURED)              5.00    10/01/2012        258,488
  1,000,000   VIRGIN ISLANDS PFA NOTE A (SEWER REVENUE)                                            5.25    10/01/2019      1,000,440
    220,000   VIRGIN ISLANDS PFA REVENUE GROSS RECEIPTS TAXES LOAN NOTE SERIES A PREREFUNDED
                 (TAX REVENUE LOC)ss.                                                              6.13    10/01/2029        237,114
  2,000,000   VIRGIN ISLANDS PFA SENIOR LIEN LOAN NOTES                                            5.50    10/01/2014      2,023,140
    500,000   VIRGIN ISLANDS PFA SENIOR LIEN NOTES SERIES A                                        5.00    10/01/2014        506,390
    180,000   VIRGIN ISLANDS PFA SENIOR LIEN SERIES A                                              5.20    10/01/2009        182,470
     10,000   VIRGIN ISLANDS PFA SERIES A (OTHER REVENUE)                                          7.30    10/01/2018         12,045
    300,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A (WATER REVENUE)                      5.00    07/01/2031        284,301
    500,000   VIRGIN ISLANDS WATER & POWER AUTHORITY (ELECTRIC REVENUE, MBIA INSURED)              5.30    07/01/2021        502,540
                                                                                                                           6,668,738
                                                                                                                        ------------
WEST VIRGINIA: 2.32%
  1,675,000   BROOKE PLEASANTS TYLER WETZEL COUNTIES WV (HOUSING REVENUE)                          7.40    08/15/2010      1,833,539
    470,000   KANAWHA MERCER NICHOLAS COUNTIES WV PREREFUNDED (HOUSING REVENUE LOC)##              6.09    02/01/2014        336,153
                                                                                                                           2,169,692
                                                                                                                        ------------
WISCONSIN: 39.86%
     20,000   ASHWAUBENON WI CDA ARENA PROJECT                                                     4.80    06/01/2016         20,769
    100,000   ASHWAUBENON WI CDA ARENA PROJECT                                                     5.05    06/01/2019        103,580
    815,000   ASHWAUBENON WI CDA ARENA PROJECT                                                     5.10    06/01/2020        846,475
     70,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED                      6.00    06/01/2017         70,069
     95,000   BARABOO WI CDA                                                                       4.70    03/01/2010         97,155
     80,000   BARABOO WI CDA                                                                       4.80    03/01/2011         82,326
    800,000   BELOIT WI CDA SERIES A PREREFUNDEDss.                                                5.50    03/01/2020        856,232
     50,000   BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING INCORPORATED
                 PROJECT SERIES B                                                                  4.20    04/01/2012         50,347
    100,000   BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING INCORPORATED
                 PROJECT SERIES B                                                                  4.50    04/01/2014        100,818
     65,000   BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING INCORPORATED
                 PROJECT SERIES B                                                                  5.13    04/01/2021         65,351
    175,000   CUDAHY WI CDA                                                                        4.70    06/01/2009        178,663
  1,540,000   CUDAHY WI CDA                                                                        4.55    06/01/2019      1,535,087
     25,000   CUDAHY WI CDA (LEASE REVENUE)                                                        5.00    06/01/2014         25,530
     10,000   CUDAHY WI CDA PREREFUNDED (LEASE REVENUE)ss.                                         5.00    06/01/2014         10,290
    500,000   DELAFIELD WI CDA VAR UNIVERSITY LAKE SCHOOL PROJECT (OTHER REVENUE, FIRSTAR
                 BANK NA)ss.+/-                                                                    1.55    03/01/2035        500,000
     20,000   GERMANTOWN WI IDR QUARTERS BANNER WELDER INCORPORATED PROJECT                        5.13    02/01/2011         20,012
    500,000   GLENDALE WI CDA BAYSHORE PUBLIC PARKING A                                            4.75    10/01/2020        504,595
    145,000   GLENDALE WI CDA TAX INCREMENT 6                                                      5.00    10/01/2019        147,117
    100,000   GRANT COUNTY WI HOUSING AUTHORITY ORCHARD MANOR                                      4.90    07/01/2010        100,104
      5,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT LAMBEAU FIELD
                 RENOVATION PROJECT A (SALES TAX REVENUE LOC)                                      4.35    02/01/2010          5,135

                 Wells Fargo Advantage Municipal Income Funds 75


                     Portfolio of Investments--June 30, 2008

WISCONSIN TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
WISCONSIN (continued)
$    10,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT LAMBEAU FIELD
              RENOVATION PROJECT A (SALES TAX REVENUE LOC)                                         4.45%   02/01/2011   $     10,353
    175,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT LAMBEAU FIELD
              RENOVATION PROJECT A (SALES TAX REVENUE LOC)                                         4.75    02/01/2014        180,425
    140,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT LAMBEAU FIELD
              RENOVATION PROJECT A (SALES TAX REVENUE LOC)                                         5.00    02/01/2019        142,181
     70,000   GREEN BAY WI HOUSING AUTHORITY FHA INSURED MORAINE LIMITED SERIES A (HOUSING
                 REVENUE LOC)                                                                      6.15    12/01/2030         72,276
  1,445,000   GREEN BAY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING INCORPORATED               5.00    04/01/2016      1,501,066
     20,000   GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL SERIES A                                   5.00    02/15/2013         20,384
     10,000   GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL SERIES A                                   5.50    02/15/2021         10,084
    100,000   GREEN BAY WI RDA PINE STREET PARKING RAMP PROJECT                                    5.15    04/01/2013        102,924
    500,000   GREENFIELD WI CDA HOUSING REVENUE LAYTON TERRACE PROJECTss.+/-                       4.75    09/01/2033        495,970
    200,000   HALES CORNERS CDA LUTHERAN CHURCH PROJECT (IDR, MID-AMERICA FEDERAL SAVINGS &
                 LOAN LOC)ss.+/-                                                                   1.70    08/01/2037        200,000
    670,000   JACKSON WI CDA KETTLE MORAINE LUTHERAN (PRIVATE SCHOOL REVENUE, MARSHALL &
                 ISLEY BANK LOC)ss.+/-                                                             1.65    06/01/2031        670,000
    245,000   JOHNSON CREEK WI CDAss.                                                              4.65    12/01/2012        254,477
     10,000   JOHNSON CREEK WI CDAss.                                                              5.00    12/01/2016         10,468
    200,000   KENOSHA WI GNMA COLLATERALIZED VILLA CIERA SERIES A (HOUSING REVENUE LOC)            6.00    11/20/2041        201,650
     25,000   MADISON WI NEW PUBLIC HOUSING AUTHORITY (HOUSING REVENUE, US GOVERNMENT
                 GUARANTEED)                                                                       4.88    03/01/2009         25,473
    365,000   MILWAUKEE REDEVELOPMENT AUTHORITY MILWAUKEE SCHOOL ENERGY PROJECT SERIES B
              (COLLEGE AND UNIVERSITY REVENUE)                                                     4.00    07/01/2011        368,186
  1,000,000   MILWAUKEE WI HOUSING AUTHORITY VETERANS HOUSING PROJECT                              5.10    07/01/2022      1,037,320
  1,000,000   MILWAUKEE WI MILWAUKEE PUBLIC SCHOOLS PREREFUNDED (EDUCATIONAL FACILITIES
                 REVENUE, AMBAC INSURED)ss.                                                        5.13    08/01/2021      1,076,870
    500,000   MILWAUKEE WI RDA HEARTLOVE PLACE PROJECT (OTHER REVENUE, CITIZENS BANK
                 LOC)ss.+/-                                                                        1.80    06/01/2037        500,000
  2,050,000   MILWAUKEE WI RDA MILWAUKEE PUBLIC SCHOOLS PREREFUNDEDss.                             5.13    08/01/2022      2,207,584
    470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                       5.05    07/01/2019        478,093
    470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                       5.15    07/01/2020        478,159
    470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                       5.20    07/01/2021        477,774
    470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                       5.30    07/01/2022        479,085
    470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                       5.35    07/01/2023        479,283
    300,000   MILWAUKEE WI RDA REVENUE SCIENCE EDUCATION CONSORTIUM PROJECT SERIES A               5.75    08/01/2035        276,849
    100,000   MILWAUKEE WI RDA SCHOOL ENGINEERING PROJECT SERIES A (COLLEGE & UNIVERSITY
                 REVENUE LOC)                                                                      4.20    10/01/2010        101,758
     95,000   MILWAUKEE WI RDA SUMMERFEST PROJECT                                                  4.20    08/01/2011         97,579
    390,000   MILWAUKEE WI RDA UNIVERSITY OF WISCONSIN KENILWORTH PROJECTss.+/-                    1.55    09/01/2040        390,000
     10,000   MILWAUKEE WI RDA YWCA GREATER MILWAUKEE SERIES A                                     4.70    06/01/2009         10,112
  1,000,000   NEENAH WI CDA SERIES A                                                               5.13    12/01/2023      1,026,620
     50,000   OAKFIELD WI CDA                                                                      4.40    12/01/2008         50,389
    350,000   OAKFIELD WI CDA                                                                      5.40    12/01/2021        357,588
    150,000   OCONTO FALLS WI CDA                                                                  4.05    06/01/2009        152,553
    135,000   OCONTO FALLS WI CDA                                                                  4.60    06/01/2014        135,942
    175,000   OCONTO FALLS WI CDA                                                                  4.65    06/01/2015        176,104
    200,000   OCONTO FALLS WI CDA                                                                  4.90    06/01/2018        202,616
    210,000   ONALASKA WI CDA                                                                      5.30    06/01/2015        210,141
    200,000   OSCEOLA WI RDA                                                                       4.65    12/01/2010        204,996
    325,000   OSCEOLA WI RDA                                                                       4.75    12/01/2011        334,246
    235,000   OSCEOLA WI RDA                                                                       5.15    12/01/2015        240,186
    410,000   OSCEOLA WI RDA                                                                       5.38    12/01/2020        417,995
    125,000   REEDSVILLE WI NEW PUBLIC HOUSING (HOUSING REVENUE, US GOVERNMENT GUARANTEED)         5.13    04/01/2009        127,891
     25,000   REEDSVILLE WI NEW PUBLIC HOUSING (HOUSING REVENUE, US GOVERNMENT GUARANTEED)         5.75    05/01/2009         25,771
  1,545,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT JUNIOR LIEN SERIES B
                 (SALES TAX REVENUE LOC)                                                           5.50    12/15/2015      1,671,381

                 76 Wells Fargo Advantage Municipal Income Funds


                    Portfolio of Investments--June 30, 2008

WISCONSIN TAX-FREE FUND

                                                                                                INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                       RATE        DATE          VALUE
-----------   -------------------------------------------------------------------------------   --------   ----------   ------------
WISCONSIN (continued)
$   115,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A (SALES TAX
                 REVENUE LOC)                                                                      5.50%   12/15/2026   $    124,887
    160,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A (SALES TAX
                 REVENUE LOC)                                                                      5.50    12/15/2015        177,114
    280,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A (SALES TAX
                 REVENUE LOC)                                                                      5.50    12/15/2018        310,822
    240,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A (SALES TAX
                 REVENUE LOC)                                                                      5.50    12/15/2021        265,049
    100,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A (SALES TAX
                 REVENUE, MBIA INSURED)                                                            5.00    12/15/2017        106,219
  1,765,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A (SALES TAX
                 REVENUE, MBIA INSURED)                                                            5.50    12/15/2017      1,960,297
    135,000   ST. CROIX FALLS WI CDA                                                               4.13    12/01/2008        136,042
    120,000   ST. CROIX FALLS WI CDA                                                               4.40    12/01/2011        123,868
     80,000   ST. CROIX FALLS WI CDA                                                               4.50    12/01/2011         81,641
    160,000   ST. CROIX FALLS WI CDA                                                               4.50    12/01/2012        164,819
     90,000   ST. CROIX FALLS WI CDA                                                               4.85    12/01/2014         91,908
    300,000   STURGEON BAY WI WATERFRONT RDA REFUNDED SERIES A (OTHER REVENUE)                     4.50    10/01/2021        287,535
     50,000   STURTEVANT WI CDA                                                                    3.55    12/01/2009         50,429
     75,000   STURTEVANT WI CDA                                                                    4.60    12/01/2010         75,368
    110,000   STURTEVANT WI CDA                                                                    4.80    12/01/2012        110,385
    300,000   STURTEVANT WI CDA                                                                    4.40    12/01/2015        300,690
    100,000   STURTEVANT WI CDA REDEVELOPMENT (LEASE REVENUE)                                      4.55    12/01/2016        100,355
     25,000   SUN PRAIRIE WI CDA SERIES B                                                          5.00    02/01/2012         25,305
     95,000   SUN PRAIRIE WI CDA SERIES B                                                          5.10    02/01/2013         96,073
    105,000   SUN PRAIRIE WI CDA SERIES B                                                          5.20    02/01/2014        106,168
    775,000   VERONA WI CDA                                                                        5.38    12/01/2022        793,453
     50,000   WATERFORD WI CDA PREREFUNDEDss.                                                      5.35    10/01/2014         52,628
     95,000   WATERFORD WI CDA PREREFUNDEDss.                                                      5.80    10/01/2023        100,919
    240,000   WATERTOWN WI CDA SERIES A                                                            5.00    05/01/2018        240,744
    500,000   WAUKESHA COUNTY WI HOUSING AUTHORITY BROOKFIELD WOODS PROJECTss.+/-                  4.80    03/01/2034        500,265
    110,000   WAUKESHA COUNTY WI HOUSING AUTHORITY STEEPLE VIEW INCORPORATED PROJECTss.+/-         3.86    12/01/2034        110,000
    340,000   WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM PROJECTss.+/-                     5.00    12/01/2027        340,636
     75,000   WAUKESHA WI RDA SENIOR HOUSING PRESBYTERIAN HOMES PROJECT PREREFUNDEDss.             7.25    06/01/2020         80,763
    145,000   WAUKESHA WI RDA SENIOR HOUSING PRESBYTERIAN HOMES PROJECT PREREFUNDEDss.             7.50    06/01/2035        156,812
    720,000   WESTON WI CDA SERIES A                                                               5.25    10/01/2020        746,791
  2,850,000   WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION BONDS (TAX REVENUE LOC)##             5.24    12/15/2030        891,936
    120,000   WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION SENIOR DEDICATED SERIES A (TAX
              REVENUE LOC)##                                                                       4.90    12/15/2021         62,551
  1,000,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (OTHER REVENUE, FIRST SECURITY BANK
                 LOC)                                                                              5.25    12/15/2023      1,071,060
     45,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                         5.25    12/15/2013         48,423
    380,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                         5.25    12/15/2015        411,206
    465,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                         5.25    12/15/2016        502,302
    385,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                         5.25    12/15/2018        415,238
    105,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                         5.25    12/15/2019        114,864
    710,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED SERIES 1998A (OTHER REVENUE,
                 FIRST SECURITY BANK LOC)                                                          5.25    12/15/2027        747,360
     65,000   WISCONSIN DELLS CDA SERIES A                                                         4.65    09/01/2014         65,881
     70,000   WISCONSIN DELLS CDA SERIES A                                                         4.80    09/01/2015         70,996
     80,000   WISCONSIN DELLS CDA SERIES A                                                         5.00    09/01/2017         81,077
    145,000   WISCONSIN HFA REVENUE PREREFUNDED (HOUSING REVENUE LOC)ss.                           6.10    12/01/2017        164,850
  1,800,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT SERIES A (HOUSING
                 REVENUE)                                                                          4.75    05/01/2037      1,825,092
                                                                                                                          37,301,278
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $89,790,242)                                                                          89,564,869
                                                                                                                        ------------

                 Wells Fargo Advantage Municipal Income Funds 77


                     Portfolio of Investments--June 30, 2008

WISCONSIN TAX-FREE FUND

                                                                                                                            VALUE
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $89,790,242)*                                                                               95.71%                $ 89,564,869
                                                                                                 ------                 ------------
OTHER ASSETS AND LIABILITIES, NET                                                                  4.29                    4,019,297
                                                                                                 ------                 ------------
TOTAL NET ASSETS                                                                                 100.00%                $ 93,584,166
                                                                                                 ------                 ------------

##   Zero coupon bond. Interest rate presented is yield to maturity.

ss. These securities are subject to a demand feature which reduces the effective maturity.

+/-  Variable rate investments.

* Cost for federal income tax purposes is $89,791,184 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $   859,460
Gross unrealized depreciation                 (1,085,775)
                                             -----------
Net unrealized appreciation (depreciation)   $  (226,315)

The accompanying notes are an integral part of these financial statements.

                78 Wells Fargo Advantage Municipal Income Funds


              Statements of Assets and Liabilities--June 30, 2008

                                                         Intermediate      Municipal
                                                        Tax-Free Fund      Bond Fund
                                                        -------------    ------------
ASSETS
   Investments
      In securities, at market value ................   $491,091,910     $396,022,310
      Investments in affiliates .....................      5,576,739           96,252
                                                        ------------     ------------
   Total investments at market value
      (see cost below) ..............................    496,668,649      396,118,562
                                                        ------------     ------------
   Cash .............................................              0                0
   Receivable for Fund shares issued ................      3,753,780        1,669,422
   Receivable for investments sold ..................      7,334,893       11,124,976
   Receivables for dividends and interest ...........      5,830,847        4,636,480
                                                        ------------     ------------
Total assets ........................................    513,588,169      413,549,440
                                                        ============     ============
LIABILITIES
   Payable for daily variation margin on futures
      contracts .....................................              0            5,625
   Payable for Fund shares redeemed .................        992,846          705,299
   Payable for investments purchased ................      6,759,948       12,731,534
   Dividends payable ................................        178,797          291,243
   Payable to investment advisor and affiliates
      (Note 3) ......................................        206,032          142,670
   Accrued expenses and other liabilities ...........         70,062          160,671
                                                        ------------     ------------
Total liabilities ...................................      8,207,685       14,037,042
                                                        ------------     ------------
TOTAL NET ASSETS ....................................   $505,380,484     $399,512,398
                                                        ============     ============
NET ASSETS CONSIST OF
   Paid-in capital ..................................   $513,846,143     $413,154,461
   Undistributed net investment income (loss) .......         (8,010)         (22,621)
   Undistributed net realized gain (loss) on
      investments ...................................        388,547       (1,062,923)
   Net unrealized appreciation (depreciation) of
      investments, foreign currencies and translation
      of assets and liabilities denominated in
      foreign currencies ............................     (8,846,196)     (12,517,967)
   Net unrealized appreciation (depreciation) of
      futures .......................................              0          (38,552)
                                                        ------------     ------------
TOTAL NET ASSETS ....................................   $505,380,484     $399,512,398
                                                        ------------     ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER
   SHARE(1)
   Net assets - Class A .............................   $ 30,505,855     $115,830,234
   Shares outstanding - Class A .....................      2,895,895       12,570,809
   Net asset value per share - Class A ..............   $      10.53     $       9.21
   Maximum offering price per share - Class A(2) ....   $      10.86(2)  $       9.64(3)
   Net assets - Class B .............................             NA     $  6,070,241
   Shares outstanding - Class B .....................             NA          658,775
   Net asset value and offering price per share -
      Class B .......................................             NA     $       9.21
   Net assets - Class C .............................   $  3,329,304     $  2,383,544
   Shares outstanding - Class C .....................        316,168          258,761
   Net asset value and offering price per share -
      Class C .......................................   $      10.53     $       9.21
   Net assets - Administrator Class .................   $ 10,833,533     $ 26,792,613
   Shares outstanding - Administrator Class .........      1,028,548        2,908,917
   Net asset value and offering price per share -
      Administrator Class ...........................   $      10.53     $       9.21
   Net assets - Institutional Class .................   $     10,078     $     10,131
   Shares outstanding - Institutional Class .........            957            1,100
   Net asset value and offering price per share -
      Institutional Class ...........................   $      10.54(5)  $       9.21
   Net assets - Investor Class ......................   $460,701,714     $248,425,635
   Shares outstanding - Investor Class ..............     43,764,394       26,969,105
   Net asset value and offering price per share -
      Investor Class ................................   $      10.53     $       9.21
                                                        ------------     ------------
Investments at cost .................................   $505,514,845     $408,636,529
                                                        ------------     ------------

----------
(1)  Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3) Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 or more, the offering price is reduced.

(4) Maximum offering price is computed as 100/98 of net asset value. On investment of $50,000 or more, the offering price is reduced.

(5) Difference in NAV recalculation and NAV stated is caused by rounding differences.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 79


              Statements of Assets and Liabilities--June 30, 2008

                                                         Short-Term    Ultra Short-Term
                                                          Municipal        Municipal        Wisconsin
                                                          Bond Fund       Income Fund     Tax-Free Fund
                                                        ------------   ----------------   -------------
ASSETS
   Investments
      In securities, at market value ................   $792,476,342   $  930,370,856     $ 89,564,869
      Investments in affiliates .....................      1,766,200          634,856                0
                                                        ------------   --------------     ------------
   Total investments at market value
      (see cost below) ..............................    794,242,542      931,005,712       89,564,869
                                                        ------------   --------------     ------------
   Cash .............................................              0           15,719          434,528
   Receivable for Fund shares issued ................      3,838,171       31,744,665        2,817,720
   Receivable for investments sold ..................      2,247,197       14,587,719          132,118
   Receivables for dividends and interest ...........      9,129,863        8,496,059        1,162,417
                                                        ------------   --------------     ------------
Total assets ........................................    809,457,773      985,849,874       94,111,652
                                                        ------------   --------------     ------------
LIABILITIES
   Payable for daily variation margin on futures ....         30,859           43,750                0
      contracts .....................................      1,562,653       21,081,556          398,583
   Payable for Fund shares redeemed .................      5,114,000        7,352,285           31,685
   Payable for investments purchased ................        433,441          360,797           41,735
   Dividends payable ................................        311,236          310,842           32,850
   Payable to investment advisor and affiliates
      (Note 3) ......................................        140,663           12,078           22,633
                                                        ------------   --------------     ------------
   Accrued expenses and other liabilities ...........      7,592,852       29,161,308          527,486
                                                        ------------   --------------     ------------
Total liabilities ...................................   $801,864,921   $  956,688,566     $ 93,584,166
                                                        ============   ==============     ============
TOTAL NET ASSETS ....................................   $822,429,984   $1,035,093,714     $ 93,847,455
                                                        ------------   --------------     ------------
NET ASSETS CONSIST OF
   Paid-in capital ..................................        (64,402)        (348,411)          (5,757)
   Undistributed net investment income (loss) .......    (12,541,930)     (75,203,875)         (32,159)
   Undistributed net realized gain (loss) on
      investments ...................................     (7,828,570)      (2,471,027)        (225,373)
   Net unrealized appreciation (depreciation) of
      investments, foreign currencies and translation
      of assets and liabilities denominated in
      foreign currencies ............................       (130,161)        (381,835)               0
   Net unrealized appreciation (depreciation) of
      futures .......................................
                                                        ------------   --------------     ------------
TOTAL NET ASSETS ....................................   $801,864,921   $  956,688,566     $ 93,584,166
                                                        ============   ==============     ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER
   SHARE(1)
   Net assets - Class A .............................             NA   $  112,660,238     $    331,245
   Shares outstanding - Class A .....................             NA       23,706,576           31,946
   Net asset value per share - Class A ..............             NA   $         4.75     $      10.37
   Maximum offering price per share - Class A(2) ....             NA   $         4.85(4)  $      10.86(3)
   Net assets - Class B .............................             NA               NA               NA
   Shares outstanding - Class B .....................             NA               NA               NA
   Net asset value and offering price per share -
      Class B .......................................             NA               NA               NA
   Net assets - Class C .............................   $  5,656,069   $    2,276,032     $  5,123,284
   Shares outstanding - Class C .....................        585,296          478,506          494,107
   Net asset value and offering price per share -
      Class C .......................................   $       9.66   $         4.76     $      10.37
   Net assets - Administrator Class .................             NA               NA               NA
   Shares outstanding - Administrator Class .........             NA               NA               NA
   Net asset value and offering price per share -
      Administrator Class ...........................             NA               NA               NA
   Net assets - Institutional Class .................   $     10,075   $   95,113,337               NA
   Shares outstanding - Institutional Class .........          1,041       20,013,372               NA
   Net asset value and offering price per share -
      Institutional Class ...........................   $       9.68   $         4.75               NA
   Net assets - Investor Class ......................   $796,198,777   $  746,638,959     $ 88,129,637
   Shares outstanding - Investor Class ..............     82,307,999      157,026,625        8,499,282
   Net asset value and offering price per share -
      Investor Class ................................   $       9.67   $         4.75     $      10.37
                                                        ------------   --------------     ------------
Investments at cost .................................   $802,071,112   $  933,476,739     $ 89,790,242
                                                        ------------   --------------     ------------

                80 Wells Fargo Advantage Municipal Income Funds


           Statements of Operations--For the Year Ended June 30, 2008


                                                           Intermediate     Municipal
                                                          Tax-Free Fund     Bond Fund
                                                          -------------   ------------
INVESTMENT INCOME
   Interest ...........................................    $19,735,391    $ 20,561,756
   Interest from affiliated securities ................        291,235         262,598
                                                           -----------    ------------
Total investment income ...............................     20,026,626      20,824,354
                                                           -----------    ------------
EXPENSES
   Advisory fees ......................................      1,642,342       1,566,420
   Administration fees
      Fund Level ......................................        203,714         197,780
      Class A .........................................         23,712         332,929
      Class B .........................................             NA          19,888
      Class C .........................................          2,564           5,553
      Administrator Class .............................          1,767          17,898
      Institutional Class .............................              2               2
      Investor Class ..................................      1,614,431         991,905
   Custody fees .......................................         83,104          79,112
   Shareholder servicing fees (Note 3) ................        988,943         967,133
   Accounting fees ....................................         37,624          54,338
   Distribution fees (Note 3)
      Class B .........................................             NA          54,571
      Class C .........................................          7,421          15,369
   Professional fees ..................................         33,233          34,681
   Registration fees ..................................        130,239          55,914
   Shareholder reports ................................         25,390          41,218
   Trustees' fees .....................................          8,646           8,646
   Other fees and expenses ............................          7,534           8,700
                                                           -----------    ------------
Total expenses ........................................      4,810,666       4,452,057
                                                           -----------    ------------
LESS
   Waived fees and reimbursed expenses (Note 3) .......     (1,692,983)     (1,224,882)
   Net expenses .......................................      3,117,683       3,227,175
                                                           -----------    ------------
Net investment income (loss) ..........................     16,908,943      17,597,179
                                                           -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM

   Securities, foreign currencies and foreign
      currency translation ............................      1,793,970       5,336,951
   Futures transactions ...............................      1,071,163       2,302,225
   Options, swap agreements and short sale
      transactions ....................................     (1,108,999)     (1,243,925)
                                                           -----------    ------------
Net realized gain and loss from investments ...........      1,756,134       6,395,251
                                                           -----------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign
      currency translation ............................     (6,017,158)    (18,291,118)
   Futures transactions ...............................       (127,058)       (225,995)
                                                           -----------    ------------
Net change in unrealized appreciation (depreciation)
   of investments .....................................     (6,144,216)    (18,517,113)
                                                           -----------    ------------
Net realized and unrealized gain (loss) on
   investments ........................................     (4,388,082)    (12,121,862)
                                                           -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................    $12,520,861    $  5,475,317
                                                           ===========    ============

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 81


           Statements of Operations--For the Year Ended June 30, 2008

                                                         Short-Term   Ultra Short-Term
                                                         Municipal        Municipal        Wisconsin
                                                         Bond Fund       Income Fund     Tax-Free Fund
                                                        -----------   ----------------   -------------
INVESTMENT INCOME
   Interest .........................................   $32,685,253     $24,738,692       $3,461,423
   Interest from affiliated securities ..............       242,173         375,305                0
                                                        -----------     -----------       ----------
Total investment income .............................    32,927,426      25,113,997        3,461,423
                                                        -----------     -----------       ----------
EXPENSES
   Advisory fees ....................................     2,665,133       2,013,646          316,986
   Administration fees
      Fund Level ....................................       348,769         258,864           40,077
      Class A .......................................            NA          62,969               57
      Class B .......................................            NA              NA               NA
      Class C .......................................         9,404             324           10,756
      Administrator Class ...........................            NA              NA               NA
      Institutional Class ...........................             2          64,413               NA
      Investor Class ................................     2,669,630       1,608,310          304,698
   Custody fees .....................................       139,507         103,546           16,031
   Shareholder servicing fees (Note 3) ..............     1,675,368       1,082,124          195,377
   Accounting fees ..................................        56,178          49,474           28,399
   Distribution fees (Note 3)
      Class B .......................................            NA              NA               NA
      Class C .......................................        27,606           1,143           29,884
   Professional fees ................................        35,087         154,873           31,458
   Registration fees ................................        23,508          45,367           15,801
   Shareholder reports ..............................        19,507          31,511            2,330
   Trustees' fees ...................................         8,646           8,646            8,646
   Other fees and expenses ..........................         1,767          13,829            1,976
                                                        -----------     -----------       ----------
Total expenses ......................................     7,680,112       5,499,039        1,002,476
                                                        -----------     -----------       ----------
LESS
   Waived fees and reimbursed expenses (Note 3) .....    (3,042,688)     (2,051,607)        (371,842)
   Net expenses .....................................     4,637,424       3,447,432          630,634
                                                        -----------     -----------       ----------
Net investment income (loss) ........................    28,290,002      21,666,565        2,830,789
                                                        -----------     -----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM

   Securities, foreign currencies and foreign
      currency translation ..........................       719,401        (523,629)        (240,700)
   Futures transactions .............................       956,362       1,267,220          315,151
   Options, swap agreements and short sale
      transactions ..................................    (3,006,085)     (1,348,944)          56,947
                                                        -----------     -----------       ----------
Net realized gain and loss from investments .........    (1,330,322)       (605,353)         131,398
                                                        -----------     -----------       ----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF
   Securities, foreign currencies and foreign
      currency translation ..........................    (4,007,167)       (329,076)        (695,451)
   Futures transactions .............................      (130,161)       (381,835)          (3,102)
                                                        -----------     -----------       ----------
Net change in unrealized appreciation (depreciation)
   of investments ...................................    (4,137,328)       (710,911)        (698,553)
                                                        -----------     -----------       ----------
Net realized and unrealized gain (loss) on
   investments ......................................    (5,467,650)     (1,316,264)        (567,155)
                                                        -----------     -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .......................................   $22,822,352     $20,350,301       $2,263,634
                                                        ===========     ===========       ==========

                 82 Wells Fargo Advantage Municipal Income Funds


                       Statements of Changes in Net Assets

                                                                                                   INTERMEDIATE TAX-FREE FUND
                                                                                                 -----------------------------
                                                                                                    For the         For the
                                                                                                   Year Ended     Year Ended
                                                                                                 June 30, 2008   June 30, 2007
                                                                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets.......................................................................   $ 313,360,920   $ 90,622,935
OPERATIONS
   Net investment income (loss)...............................................................      16,908,943      6,714,705
   Net realized gain (loss) on investments....................................................       1,756,134       (191,538)
   Net change in unrealized appreciation (depreciation) of investments........................      (6,144,216)    (1,975,372)
                                                                                                 -------------   ------------
Net increase (decrease) in net assets resulting from operations...............................      12,520,861      4,547,795
                                                                                                 -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A.................................................................................        (380,557)            NA
      Class B.................................................................................              NA             NA
      Class C.................................................................................         (32,809)            NA
      Administrator Class.....................................................................         (76,443)            NA
      Institutional Class.....................................................................            (111)            NA
      Investor Class..........................................................................     (16,503,368)    (6,714,560)
   Net realized gain on sales of investments
      Class A.................................................................................          (8,787)            NA
      Class B.................................................................................              NA             NA
      Class C.................................................................................          (1,561)            NA
      Administrator Class.....................................................................              NA             NA
      Investor Class..........................................................................        (745,254)      (274,765)
                                                                                                 -------------   ------------
Total distributions to shareholders...........................................................     (17,748,890)    (6,989,325)
                                                                                                 -------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A........................................................      36,035,614             NA
   Reinvestment of distributions - Class A....................................................         280,941             NA
   Cost of shares redeemed - Class A..........................................................      (5,494,050)            NA
                                                                                                 -------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A..      30,822,505             NA
                                                                                                 -------------   ------------
   Proceeds from shares sold - Class B........................................................              NA             NA
   Reinvestment of distributions - Class B....................................................              NA             NA
   Cost of shares redeemed - Class B..........................................................              NA             NA
                                                                                                 -------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B..              NA             NA
                                                                                                 -------------   ------------
   Proceeds from shares sold - Class C........................................................       3,485,713             NA
   Reinvestment of distributions - Class C....................................................          23,985             NA
   Cost of shares redeemed - Class C..........................................................        (142,970)            NA
                                                                                                 -------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C..       3,366,728             NA
                                                                                                 -------------   ------------
   Proceeds from shares sold - Administrator Class............................................      11,676,945             NA
   Reinvestment of distributions - Administrator Class........................................          76,443             NA
   Cost of shares redeemed - Administrator Class..............................................        (861,208)            NA
                                                                                                 -------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class.....................................................................      10,892,180             NA
                                                                                                 -------------   ------------
   Proceeds from shares sold - Institutional Class............................................          10,000             NA
   Reinvestment of distributions - Institutional Class........................................             111             NA
   Cost of shares redeemed - Institutional Class..............................................               0             NA
                                                                                                 -------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class.....................................................................          10,111             NA
                                                                                                 -------------   ------------
   Proceeds from shares sold - Investor Class.................................................     260,151,494    267,565,425
   Reinvestment of distributions - Investor Class.............................................      15,755,381      6,511,830
   Cost of shares redeemed - Investor Class...................................................    (123,750,806)   (48,897,740)
                                                                                                 -------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class..........................................................................     152,156,069    225,179,515
                                                                                                 -------------   ------------
Net increase (decrease) in net assets resulting from capital share transactions - Total.......     197,247,593    225,179,515
                                                                                                 -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS.........................................................     192,019,564    222,737,985
                                                                                                 =============   ============
ENDING NET ASSETS.............................................................................   $ 505,380,484   $313,360,920
                                                                                                 =============   ============

*    On June 20, 2008 Advisor Class was renamed to Class A

     The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 83


                       Statements of Changes in Net Assets

                                                                                                      MUNICIPAL BOND FUND
                                                                                                 -----------------------------
                                                                                                    For the         For the
                                                                                                   Year Ended     Year Ended
                                                                                                 June 30, 2008   June 30, 2007
                                                                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets.......................................................................   $ 402,816,749   $ 365,601,700
OPERATIONS
   Net investment income (loss)...............................................................      17,597,179      15,622,139
   Net realized gain (loss) on investments....................................................       6,395,251       3,668,736
   Net change in unrealized appreciation (depreciation) of investments........................     (18,517,113)       (250,230)
                                                                                                 -------------   -------------
Net increase (decrease) in net assets resulting from operations...............................       5,475,317      19,040,645
                                                                                                 -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A.................................................................................      (5,449,108)     (5,429,026)
      Class B.................................................................................        (268,769)       (353,349)
      Class C.................................................................................         (75,706)        (69,700)
      Administrator Class.....................................................................        (847,236)       (746,426)
      Institutional Class.....................................................................
      Investor Class..........................................................................            (124)             NA
   Net realized gain on sales of investments
      Class A.................................................................................     (11,043,904)     (9,021,553)
      Class B.................................................................................              NA        (255,022)
      Class C.................................................................................              NA         (20,456)
      Administrator Class.....................................................................              NA          (3,948)
      Investor Class..........................................................................              NA         (33,218)
Total distributions to shareholders...........................................................              NA        (403,221)
                                                                                                 -------------   -------------
                                                                                                   (17,684,847)    (16,335,919)
                                                                                                 -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A........................................................       7,985,611       4,432,251
   Reinvestment of distributions - Class A....................................................       4,150,972       4,325,025
   Cost of shares redeemed - Class A..........................................................     (20,078,619)    (17,517,495)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A..      (7,942,036)     (8,760,219)
                                                                                                 -------------   -------------
   Proceeds from shares sold - Class B........................................................         222,328         186,722
   Reinvestment of distributions - Class B....................................................         204,176         292,950
   Cost of shares redeemed - Class B..........................................................      (2,788,524)     (4,360,425)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B..      (2,362,020)     (3,880,753)
                                                                                                 -------------   -------------
   Proceeds from shares sold - Class C........................................................         780,021         276,990
   Reinvestment of distributions - Class C....................................................          39,410          38,699
   Cost of shares redeemed - Class C..........................................................        (519,515)       (139,402)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C..         299,916         176,287
                                                                                                 -------------   -------------
   Proceeds from shares sold - Administrator Class............................................      21,258,354       1,254,819
   Reinvestment of distributions - Administrator Class........................................         602,380         570,984
   Cost of shares redeemed - Administrator Class..............................................     (10,484,053)     (2,188,719)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class.....................................................................      11,376,681        (362,916)
                                                                                                 -------------   -------------
   Proceeds from shares sold - Institutional Class............................................          10,000              NA
   Reinvestment of distributions - Institutional Class........................................             124              NA
   Cost of shares redeemed - Institutional Class..............................................               0              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class.....................................................................          10,124              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Investor Class.................................................      82,489,193      79,621,996
   Reinvestment of distributions - Investor Class.............................................       9,108,025       7,536,918
   Cost of shares redeemed - Investor Class...................................................     (84,074,704)    (39,820,990)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class..........................................................................       7,522,514      47,337,924
                                                                                                 -------------   -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total.......       8,905,179      34,510,323
                                                                                                 -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS.........................................................      (3,304,351)     37,215,049
                                                                                                 =============   =============
ENDING NET ASSETS.............................................................................   $ 399,512,398   $ 402,816,749
                                                                                                 =============   =============

                                                                                                 SHORT-TERM MUNICIPAL BOND FUND
                                                                                                 ------------------------------
                                                                                                    For the         For the
                                                                                                   Year Ended     Year Ended
                                                                                                 June 30, 2008   June 30, 2007
                                                                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets.......................................................................   $ 677,478,241   $ 642,407,946
OPERATIONS
   Net investment income (loss)...............................................................      28,290,002      23,928,960
   Net realized gain (loss) on investments....................................................      (1,330,322)       (249,718)
   Net change in unrealized appreciation (depreciation) of investments........................      (4,137,328)        441,064
                                                                                                 -------------   -------------
Net increase (decrease) in net assets resulting from operations...............................      22,822,352      24,120,306
                                                                                                 -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A.................................................................................              NA              NA
      Class B.................................................................................              NA              NA
      Class C.................................................................................        (116,994)        (98,743)
      Administrator Class.....................................................................              NA              NA
      Institutional Class.....................................................................            (108)             NA
      Investor Class..........................................................................     (28,356,772)    (23,826,592)
   Net realized gain on sales of investments
      Class A.................................................................................              NA              NA
      Class B.................................................................................              NA              NA
      Class C.................................................................................              NA              NA
      Administrator Class.....................................................................              NA              NA
      Investor Class..........................................................................              NA              NA
                                                                                                 -------------   -------------
Total distributions to shareholders...........................................................     (28,473,874)    (23,925,335)
                                                                                                 -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A........................................................              NA              NA
   Reinvestment of distributions - Class A....................................................              NA              NA
   Cost of shares redeemed - Class A..........................................................              NA              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A..              NA              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Class B........................................................              NA              NA
   Reinvestment of distributions - Class B....................................................              NA              NA
   Cost of shares redeemed - Class B..........................................................              NA              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B..              NA              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Class C........................................................       4,077,599         935,985
   Reinvestment of distributions - Class C....................................................          60,942          40,324
   Cost of shares redeemed - Class C..........................................................      (1,290,142)     (3,107,146)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C..       2,848,399      (2,130,837)
                                                                                                 -------------   -------------
   Proceeds from shares sold - Administrator Class............................................              NA              NA
   Reinvestment of distributions - Administrator Class........................................              NA              NA
   Cost of shares redeemed - Administrator Class..............................................              NA              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class.....................................................................              NA              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Institutional Class............................................          10,000              NA
   Reinvestment of distributions - Institutional Class........................................             107              NA
   Cost of shares redeemed - Institutional Class..............................................               0              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class.....................................................................          10,107              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Investor Class.................................................     363,369,041     249,480,146
   Reinvestment of distributions - Investor Class.............................................      23,381,897)     19,371,710
   Cost of shares redeemed - Investor Class...................................................    (259,571,242    (231,845,695)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class..........................................................................     127,179,696      37,006,161
                                                                                                 -------------   -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total.......     130,038,202      34,875,324
                                                                                                 -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS.........................................................     124,386,680      35,070,295
                                                                                                 =============   =============
ENDING NET ASSETS.............................................................................   $ 801,864,921   $ 677,478,241
                                                                                                 =============   =============

                                                                                                   ULTRA SHORT-TERM MUNICIPAL
                                                                                                           INCOME FUND
                                                                                                 ------------------------------
                                                                                                    For the         For the
                                                                                                   Year Ended     Year Ended
                                                                                                 June 30, 2008   June 30, 2007
                                                                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets.......................................................................   $ 430,678,789   $ 524,404,370
OPERATIONS
   Net investment income (loss)...............................................................      21,666,565      17,005,819
   Net realized gain (loss) on investments....................................................        (605,353)         69,499
   Net change in unrealized appreciation (depreciation) of investments........................        (710,911)        200,204
                                                                                                 -------------   -------------
Net increase (decrease) in net assets resulting from operations...............................      20,350,301      17,275,522
                                                                                                 -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A.................................................................................      (1,039,369)       (416,466)*
      Class B.................................................................................              NA              NA
      Class C.................................................................................          (4,612)             NA
      Administrator Class.....................................................................              NA              NA
      Institutional Class.....................................................................      (3,687,580)     (3,277,354)
      Investor Class..........................................................................     (17,343,532)    (13,304,809)
   Net realized gain on sales of investments
      Class A.................................................................................              NA              NA
      Class B.................................................................................              NA              NA
      Class C.................................................................................              NA              NA
      Administrator Class.....................................................................              NA              NA
      Investor Class..........................................................................              NA              NA
                                                                                                 -------------   -------------
Total distributions to shareholders...........................................................     (22,075,093)    (16,998,629)
                                                                                                 -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A........................................................     123,730,540       7,090,299*
   Reinvestment of distributions - Class A....................................................         998,090         389,777*
   Cost of shares redeemed - Class A..........................................................     (21,592,361)    (11,133,164)*
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A..     103,136,269      (3,653,088)*
                                                                                                 -------------   -------------
   Proceeds from shares sold - Class B........................................................              NA              NA
   Reinvestment of distributions - Class B....................................................              NA              NA
   Cost of shares redeemed - Class B..........................................................              NA              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B..              NA              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Class C........................................................       2,274,510              NA
   Reinvestment of distributions - Class C....................................................           3,730              NA
   Cost of shares redeemed - Class C..........................................................               0              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C..       2,278,240              NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Administrator Class............................................              NA              NA
   Reinvestment of distributions - Administrator Class........................................              NA              NA
   Cost of shares redeemed - Administrator Class..............................................              NA              NA
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class.....................................................................              NA               NA
                                                                                                 -------------   -------------
   Proceeds from shares sold - Institutional Class............................................      47,162,193       11,677,795
   Reinvestment of distributions - Institutional Class........................................       3,575,768        3,115,259
   Cost of shares redeemed - Institutional Class..............................................     (35,782,061)     (26,122,166)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class.....................................................................      14,955,900      (11,329,112)
                                                                                                 -------------   -------------
   Proceeds from shares sold - Investor Class.................................................     610,868,316      156,034,998
   Reinvestment of distributions - Investor Class.............................................      15,032,973       11,672,263
   Cost of shares redeemed - Investor Class...................................................    (218,537,129)    (246,727,535)
                                                                                                 -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class..........................................................................     407,364,160      (79,020,274)
                                                                                                 -------------   -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total.......     527,734,569      (94,002,474)
                                                                                                 -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS.........................................................     526,009,777      (93,725,581)
                                                                                                 =============    =============
ENDING NET ASSETS.............................................................................   $ 956,688,566    $ 430,678,789
                                                                                                 =============    =============

                 84 Wells Fargo Advantage Municipal Income Funds


                       Statements of Changes in Net Assets

                                                 INTERMEDIATE TAX-FREE FUND
                                               -----------------------------
                                                  For the        For the
                                                 Year Ended     Year Ended
                                               June 30, 2008  June 30, 2007
                                               -------------  -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ....................     3,385,786             NA
   Shares issued in reinvestment of
      distributions - Class A ...............        26,529             NA
   Shares redeemed - Class A ................      (516,420)            NA
                                               ------------    -----------
   Net increase (decrease) in shares
      outstanding - Class A .................     2,895,895             NA
                                               ------------    -----------
   Shares sold - Class B ....................            NA             NA
   Shares issued in reinvestment of
      distributions - Class B ...............            NA             NA
   Shares redeemed - Class B ................            NA             NA
                                               ------------    -----------
   Net increase (decrease) in shares
      outstanding - Class B .................            NA             NA
                                               ------------    -----------
   Shares sold - Class C ....................       327,524             NA
   Shares issued in reinvestment of
      distributions - Class C ...............         2,260             NA
   Shares redeemed - Class C ................       (13,616)            NA
                                               ------------    -----------
   Net increase (decrease) in shares
      outstanding - Class C .................       316,168             NA
                                               ------------    -----------
   Shares sold - Administrator Class ........     1,102,567             NA
   Shares issued in reinvestment of
      distributions - Administrator Class ...         7,217             NA
   Shares redeemed - Administrator Class ....       (81,236)            NA
                                               ------------    -----------
   Net increase (decrease) in shares
      outstanding - Administrator Class .....     1,028,548             NA
                                               ------------    -----------
   Shares sold - Institutional Class ........           946             NA
   Shares issued in reinvestment of
      distributions - Institutional Class ...            11             NA
   Shares redeemed - Institutional Class ....             0             NA
                                               ------------    -----------
   Net increase (decrease) in shares
      outstanding - Institutional Class .....           957             NA
                                               ------------    -----------
   Shares sold - Investor Class .............    24,357,896     24,912,311
   Shares issued in reinvestment of
      distributions - Investor Class ........     1,480,852        606,893
   Shares redeemed - Investor Class .........   (11,625,112)    (4,562,350)
                                               ------------    -----------
   Net increase (decrease) in shares
      outstanding - Investor Class ..........    14,213,636     20,956,854
                                               ------------    -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
      RESULTING FROM CAPITAL SHARE
      TRANSACTIONS ..........................  $ 18,455,204    $20,956,854
                                               ------------    -----------
Ending balance of undistributed net
      investment income (loss) ..............        (8,010)        (2,350)
                                               ------------    -----------

   The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 85


                       Statements of Changes in Net Assets

                                                                                 SHORT-TERM               ULTRA SHORT-TERM
                                                  MUNICIPAL BOND FUND        MUNICIPAL BOND FUND        MUNICIPAL INCOME FUND
                                               ------------------------  --------------------------  --------------------------
                                                 For the      For the       For the       For the       For the       For the
                                                Year Ended   Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                 June 30,     June 30,     June 30,      June 30,      June 30,      June 30,
                                                   2008         2007        2008           2007          2008          2007
                                               -----------  -----------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ....................      848,032      461,742            NA            NA    26,005,844     1,486,325*
   Shares issued in reinvestment of
      distributions - Class A ...............      442,898      449,210            NA            NA       209,783        81,682*
   Shares redeemed - Class A ................   (2,133,771)  (1,822,871)           NA            NA    (4,540,417)   (2,333,366)*
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Net increase (decrease) in shares
      outstanding - Class A .................     (842,841)    (911,919)           NA            NA    21,675,210      (765,359)*
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Shares sold - Class B ....................       23,436       19,480            NA            NA            NA            NA
   Shares issued in reinvestment of
      distributions - Class B ...............       21,768       30,420            NA            NA            NA            NA
   Shares redeemed - Class B ................     (296,182)    (453,674)           NA            NA            NA            NA
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Net increase (decrease) in shares
      outstanding - Class B .................     (250,978)    (403,774)           NA            NA            NA            NA
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Shares sold - Class C ....................       83,732       28,936       418,808        95,757       477,723            NA
   Shares issued in reinvestment of
      distributions - Class C ...............        4,209        4,020         6,266         4,125           783            NA
   Shares redeemed - Class C ................      (55,153)     (14,487)     (132,383)     (317,733)            0            NA
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Net increase (decrease) in shares
      outstanding - Class C .................       32,788       18,469       292,691      (217,851)      478,506            NA
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Shares sold - Administrator Class ........    2,294,685      129,924            NA            NA            NA            NA
   Shares issued in reinvestment of
      distributions - Administrator Class ...       64,404       59,313            NA            NA            NA            NA
   Shares redeemed - Administrator Class ....   (1,127,354)    (226,754)           NA            NA            NA            NA
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Net increase (decrease) in shares
      outstanding - Administrator Class .....    1,231,735      (37,517)           NA            NA            NA            NA
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Shares sold - Institutional Class ........        1,087           NA         1,030            NA     9,912,256     2,448,364
   Shares issued in reinvestment of
      distributions - Institutional Class ...           13           NA            11            NA       751,209       653,103
   Shares redeemed - Institutional Class ....            0           NA             0            NA    (7,524,871)   (5,476,236)
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Net increase (decrease) in shares
      Outstanding - Institutional Class .....        1,100           NA         1,041            NA     3,138,594    (2,374,769)
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Shares sold - Investor Class .............    8,781,983    8,274,011    37,268,232    25,498,286   128,213,309    32,699,962
   Shares issued in reinvestment of
      distributions - Investor Class ........      972,664      783,203     2,399,602     1,980,015     3,157,586     2,445,731
   Shares redeemed - Investor Class .........   (8,975,522)  (4,152,010)  (26,614,880)  (23,700,866)  (45,888,939)  (51,700,641)
                                               -----------  -----------  ------------  ------------  ------------  ------------
   Net increase (decrease) in shares
      outstanding - Investor Class ..........      779,125    4,905,204    13,052,954     3,777,435    85,481,956   (16,554,948)
                                               -----------  -----------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
      RESULTING FROM CAPITAL SHARE
      TRANSACTIONS ..........................  $   950,929  $ 3,570,463  $ 13,346,686  $  3,559,584  $110,774,266  $(19,695,076)
                                               -----------  -----------  ------------  ------------  ------------  ------------
Ending balance of undistributed net
      investment income (loss) ..............      (22,621)     (12,493)      (64,402)      (25,628)     (348,411)       14,682
                                               -----------  -----------  ------------  ------------  ------------  ------------

                 86 Wells Fargo Advantage Municipal Income Funds


                       Statements of Changes in Net Assets

                                                                                                     WISCONSIN TAX-FREE FUND
                                                                                                  -----------------------------
                                                                                                     For the         For the
                                                                                                    Year Ended      Year Ended
                                                                                                  June 30, 2008   June 30, 2007
                                                                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................................   $ 72,475,071    $ 62,319,762
OPERATIONS
   Net investment income (loss) ...............................................................      2,830,789       2,398,753
   Net realized gain (loss) on investments ....................................................        131,398          90,428
   Net change in unrealized appreciation (depreciation) of investments ........................       (698,553)        435,389
                                                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from operations ...............................      2,263,634       2,924,570
                                                                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .................................................................................           (941)             NA
      Class C .................................................................................       (112,210)       (100,135)
      Investor Class ..........................................................................     (2,717,633)     (2,298,619)
   Net realized gain on sales of investments
      Class C .................................................................................         (7,416)        (16,021)
      Investor Class ..........................................................................       (150,584)       (297,015)
                                                                                                  ------------    ------------
Total distributions to shareholders ...........................................................     (2,988,784)     (2,711,790)
                                                                                                  ------------    ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................................        334,842              NA
   Reinvestment of distributions - Class A ....................................................            910              NA
   Cost of shares redeemed - Class A ..........................................................           (967)             NA
                                                                                                  ------------    ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ..        334,785              na
                                                                                                  ------------    ------------
   Proceeds from shares sold - Class C ........................................................      2,373,787       1,814,715
   Reinvestment of distributions - Class C ....................................................        108,789         113,231
   Cost of shares redeemed - Class C ..........................................................     (1,051,832)     (1,555,260)
                                                                                                  ------------    ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ..      1,430,744         372,686
                                                                                                  ------------    ------------
   Proceeds from shares sold - Investor Class .................................................     33,891,915      20,641,870
   Reinvestment of distributions - Investor Class .............................................      2,388,545       2,202,403
   Cost of shares redeemed - Investor Class ...................................................    (16,211,744)    (13,274,430)
                                                                                                  ------------    ------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ..........................................................................     20,068,716       9,569,843
                                                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .......     21,834,245       9,942,529
                                                                                                  ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................................     21,109,095      10,155,309
                                                                                                  ------------    ------------
ENDING NET ASSETS .............................................................................   $ 93,584,166    $ 72,475,071
                                                                                                  ------------    ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ......................................................................         31,951              NA
   Shares issued in reinvestment of distributions - Class A ...................................             88              NA
   Shares redeemed - Class A ..................................................................            (93)             NA
                                                                                                  ------------    ------------
   Net increase (decrease) in shares outstanding - Class A ....................................         31,946              NA
                                                                                                  ------------    ------------
   Shares sold - Class C ......................................................................        226,411         171,444
   Shares issued in reinvestment of distributions - Class C ...................................         10,384          10,704
   Shares redeemed - Class C ..................................................................       (100,064)       (147,097)
                                                                                                  ------------    ------------
   Net increase (decrease) in shares outstanding - Class C ....................................        136,731          35,051
                                                                                                  ------------    ------------
   Shares sold - Investor Class ...............................................................      3,231,841       1,954,080
   Shares issued in reinvestment of distributions - Investor Class ............................        227,981         208,223
   Shares redeemed - Investor Class ...........................................................     (1,546,301)     (1,257,778)
                                                                                                  ------------    ------------
   Net increase (decrease) in shares outstanding - Investor Class .............................      1,913,521         904,525
                                                                                                  ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .......   $  2,082,198    $    939,576
                                                                                                  ------------    ------------
Ending balance of undistributed net investment income (loss) ..................................         (5,757)         (3,487)
                                                                                                  ------------    ------------

   The accompanying notes are an integral part of these financial statements.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 88 Wells Fargo Advantage Municipal Income Funds


                              Financial Highlights

                                           Beginning      Net        Net Realized    Distributions
                                           Net Asset   Investment   and Unrealized      from Net
                                           Value Per     Income       Gain (Loss)      Investment
                                             Share       (Loss)     on Investments       Income
                                           ---------   ----------   --------------   -------------
INTERMEDIATE TAX-FREE FUND
Class A
August 1, 2007(5) to June 30, 2008......     $10.65       0.40          (0.10)           (0.40)
Class C
August 1, 2007(5) to June 30, 2008......     $10.65       0.33          (0.10)           (0.33)
Administrator Class
March 31, 2008(5) to June 30, 2008......     $10.56       0.11          (0.03)           (0.11)
Institutional Class
March 31, 2008(5) to June 30, 2008......     $10.56       0.12          (0.02)           (0.12)
Investor Class
July 1, 2007 to June 30, 2008...........     $10.60       0.44          (0.05)           (0.44)
July 1, 2006 to June 30, 2007...........     $10.55       0.39           0.07            (0.39)
July 1, 2005 to June 30, 2006...........     $10.81       0.37          (0.24)           (0.37)
November 1, 2004 to June 30, 2005(4)....     $11.02       0.24           0.03            (0.24)
November 1, 2003 to October 31, 2004....     $10.78       0.39           0.29            (0.39)
November 1, 2002 to October 31, 2003....     $10.48       0.41           0.30            (0.41)
MUNICIPAL BOND FUND
Class A
July 1, 2007 to June 30, 2008...........     $ 9.50       0.42          (0.29)           (0.42)
July 1, 2006 to June 30, 2007...........     $ 9.41       0.40           0.11            (0.40)
July 1, 2005 to June 30, 2006...........     $ 9.60       0.40          (0.19)           (0.40)
April 11, 2005(5) to June 30, 2005......     $ 9.43       0.09           0.17            (0.09)
Class B
July 1, 2007 to June 30, 2008...........     $ 9.50       0.35          (0.29)           (0.35)
July 1, 2006 to June 30, 2007...........     $ 9.41       0.32           0.11            (0.32)
July 1, 2005 to June 30, 2006...........     $ 9.60       0.33          (0.19)           (0.33)
April 11, 2005(5) to June 30, 2005......     $ 9.43       0.08           0.17            (0.08)
Class C
July 1, 2007 to June 30, 2008...........     $ 9.50       0.35          (0.29)           (0.35)
July 1, 2006 to June 30, 2007...........     $ 9.41       0.32           0.11            (0.32)
July 1, 2005 to June 30, 2006...........     $ 9.60       0.33          (0.19)           (0.33)
April 11, 2005(5) to June 30, 2005......     $ 9.43       0.08           0.17            (0.08)
Administrator Class
July 1, 2007 to June 30, 2008...........     $ 9.50       0.44          (0.29)           (0.44)
July 1, 2006 to June 30, 2007...........     $ 9.41       0.43           0.11            (0.43)
July 1, 2005 to June 30, 2006...........     $ 9.60       0.43          (0.19)           (0.43)
April 11, 2005(5) to June 30, 2005......     $ 9.43       0.10           0.17            (0.10)
Institutional Class
March 31, 2008(5) to June 30, 2008......     $ 9.19       0.11           0.02            (0.11)
Investor Class
July 1, 2007 to June 30, 2008...........     $ 9.50       0.42          (0.29)           (0.42)
July 1, 2006 to June 30, 2007...........     $ 9.41       0.40           0.11            (0.40)
July 1, 2005 to June 30, 2006...........     $ 9.60       0.40          (0.19)           (0.40)
November 1, 2004 to June 30, 2005(4)....     $ 9.47       0.27           0.13            (0.27)
November 1, 2003 to October 31, 2004....     $ 8.89       0.42           0.58            (0.42)
November 1, 2002 to October 31, 2003....     $ 8.73       0.39           0.17            (0.40)

                Wells Fargo Advantage Municipal Income Funds 89

                              Financial Highlights


                                                              Ending      Ratio to Average Net Assets (Annualized)(1)
                                            Distributions   Net Asset   -----------------------------------------------
                                              from Net      Value Per   Net Investment     Gross    Expenses      Net       Total
                                           Realized Gains     Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)
                                           --------------   ---------   --------------   --------   --------   --------   ---------
INTERMEDIATE TAX-FREE FUND
Class A
August 1, 2007(5) to June 30, 2008......       (0.02)         $10.53         4.13%         0.96%     (0.26)%     0.70%       2.86%
Class C
August 1, 2007(5) to June 30, 2008......       (0.02)         $10.53         3.31%         1.74%     (0.29)%     1.45%       2.14%
Administrator Class
March 31, 2008(5) to June 30, 2008......        0.00          $10.53         4.31%         0.85%     (0.25)%     0.60%       0.80%
Institutional Class
March 31, 2008(5) to June 30, 2008......        0.00          $10.54         4.46%         0.58%     (0.14)%     0.44%       0.87%
Investor Class
July 1, 2007 to June 30, 2008...........       (0.02)         $10.53         4.07%         1.16%     (0.41)%     0.75%       3.67%
July 1, 2006 to June 30, 2007...........       (0.02)         $10.60         3.66%         1.23%     (0.48)%     0.75%       4.41%
July 1, 2005 to June 30, 2006...........       (0.02)         $10.55         3.53%         1.32%     (0.57)%     0.75%       1.22%
November 1, 2004 to June 30, 2005(4)....       (0.24)         $10.81         3.32%         1.21%     (0.62)%     0.59%       2.56%
November 1, 2003 to October 31, 2004....       (0.05)         $11.02         3.60%         1.15%     (0.66)%     0.49%       6.44%
November 1, 2002 to October 31, 2003....        0.00          $10.78         3.76%         1.16%     (0.73)%     0.43%       6.84%
MUNICIPAL BOND FUND
Class A
July 1, 2007 to June 30, 2008...........        0.00          $ 9.21         4.44%         1.04%     (0.22)%     0.82%       1.38%
July 1, 2006 to June 30, 2007...........       (0.02)         $ 9.50         4.11%         1.07%     (0.22)%     0.85%       5.38%
July 1, 2005 to June 30, 2006...........        0.00          $ 9.41         4.20%         1.08%     (0.23)%     0.85%       2.20%
April 11, 2005(5) to June 30, 2005......        0.00          $ 9.60         4.48%         1.08%     (0.23)%     0.85%       2.82%
Class B
July 1, 2007 to June 30, 2008...........        0.00          $ 9.21         3.67%         1.79%     (0.22)%     1.57%       0.62%
July 1, 2006 to June 30, 2007...........       (0.02)         $ 9.50         3.36%         1.82%     (0.22)%     1.60%       4.59%
July 1, 2005 to June 30, 2006...........        0.00          $ 9.41         3.44%         1.83%     (0.22)%     1.61%       1.43%
April 11, 2005(5) to June 30, 2005......        0.00          $ 9.60         3.74%         1.83%     (0.23)%     1.60%       2.65%
Class C
July 1, 2007 to June 30, 2008...........        0.00          $ 9.21         3.67%         1.77%     (0.20)%     1.57%       0.62%
July 1, 2006 to June 30, 2007...........       (0.02)         $ 9.50         3.36%         1.82%     (0.22)%     1.60%       4.59%
July 1, 2005 to June 30, 2006...........        0.00          $ 9.41         3.45%         1.84%     (0.23)%     1.61%       1.43%
April 11, 2005(5) to June 30, 2005......        0.00          $ 9.60         3.73%         1.83%     (0.23)%     1.60%       2.65%
Administrator Class
July 1, 2007 to June 30, 2008...........        0.00          $ 9.21         4.71%         0.87%     (0.31)%     0.56%       1.65%
July 1, 2006 to June 30, 2007...........       (0.02)         $ 9.50         4.48%         0.89%     (0.41)%     0.48%       5.77%
July 1, 2005 to June 30, 2006...........        0.00          $ 9.41         4.57%         0.90%     (0.42)%     0.48%       2.57%
April 11, 2005(5) to June 30, 2005......        0.00          $ 9.60         4.87%         0.90%     (0.44)%     0.46%       2.90%
Institutional Class
March 31, 2008(5) to June 30, 2008......        0.00          $ 9.21         5.02%         0.56%     (0.12)%     0.44%       1.45%
Investor Class
July 1, 2007 to June 30, 2008...........        0.00          $ 9.21         4.46%         1.16%     (0.36)%     0.80%       1.41%
July 1, 2006 to June 30, 2007...........       (0.02)         $ 9.50         4.16%         1.24%     (0.44)%     0.80%       5.43%
July 1, 2005 to June 30, 2006...........        0.00          $ 9.41         4.25%         1.25%     (0.45)%     0.80%       2.25%
November 1, 2004 to June 30, 2005(4)....        0.00          $ 9.60         4.32%         0.98%     (0.18)%     0.80%       4.31%
November 1, 2003 to October 31, 2004....        0.00          $ 9.47         4.72%         0.84%     (0.03)%     0.81%      11.52%
November 1, 2002 to October 31, 2003....        0.00          $ 8.89         4.40%         0.81%      0.00%      0.81%       6.52%

                                                         Net Assets
                                           Portfolio     at End of
                                           Turnover    Period (000's
                                            Rate(3)       omitted)
                                           ---------   -------------
INTERMEDIATE TAX-FREE FUND
Class A
August 1, 2007(5) to June 30, 2008......       98%        $ 30,506
Class C
August 1, 2007(5) to June 30, 2008......       98%        $  3,329
Administrator Class
March 31, 2008(5) to June 30, 2008......       98%        $ 10,834
Institutional Class
March 31, 2008(5) to June 30, 2008......       98%        $     10
Investor Class
July 1, 2007 to June 30, 2008...........       98%        $460,702
July 1, 2006 to June 30, 2007...........       78%        $313,361
July 1, 2005 to June 30, 2006...........      102%        $ 90,623
November 1, 2004 to June 30, 2005(4)....       57%        $ 71,870
November 1, 2003 to October 31, 2004....       95%        $ 41,936
November 1, 2002 to October 31, 2003....      190%        $ 50,890
MUNICIPAL BOND FUND
Class A
July 1, 2007 to June 30, 2008...........      144%        $115,830
July 1, 2006 to June 30, 2007...........      107%        $127,411
July 1, 2005 to June 30, 2006...........      136%        $134,850
April 11, 2005(5) to June 30, 2005......       68%        $141,868
Class B
July 1, 2007 to June 30, 2008...........      144%        $  6,070
July 1, 2006 to June 30, 2007...........      107%        $  8,642
July 1, 2005 to June 30, 2006...........      136%        $ 12,366
April 11, 2005(5) to June 30, 2005......       68%        $ 22,680
Class C
July 1, 2007 to June 30, 2008...........      144%        $  2,384
July 1, 2006 to June 30, 2007...........      107%        $  2,146
July 1, 2005 to June 30, 2006...........      136%        $  1,953
April 11, 2005(5) to June 30, 2005......       68%        $  1,966
Administrator Class
July 1, 2007 to June 30, 2008...........      144%        $ 26,793
July 1, 2006 to June 30, 2007...........      107%        $ 15,926
July 1, 2005 to June 30, 2006...........      136%        $ 16,136
April 11, 2005(5) to June 30, 2005......       68%        $ 17,821
Institutional Class
March 31, 2008(5) to June 30, 2008......      144%        $     10
Investor Class
July 1, 2007 to June 30, 2008...........      144%        $248,426
July 1, 2006 to June 30, 2007...........      107%        $248,692
July 1, 2005 to June 30, 2006...........      136%        $200,297
November 1, 2004 to June 30, 2005(4)....       68%        $201,608
November 1, 2003 to October 31, 2004....      100%        $185,717
November 1, 2002 to October 31, 2003....      121%        $209,152

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)  In 2005, the Fund changed its fiscal year-end from October 31 to June 30.

(5)  Commencement of operations.

(6)  Amount calculated is less than $0.005.

(7)  On June 20, 2008 Advisor Class was renamed to Class A.

     The accompanying notes are an integral part of these financial statements.

                 90 Wells Fargo Advantage Municipal Income Funds


                              Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized      from Net
                                              Value Per     Investment      Gain (Loss)      Investment
                                                Share     Income (Loss)   on Investments       Income
                                              ---------   -------------   --------------   -------------
SHORT-TERM MUNICIPAL BOND FUND
Class C
July 1, 2007 to June 30, 2008 .............     $ 9.73         0.31           (0.07)           (0.31)
July 1, 2006 to June 30, 2007 .............     $ 9.73         0.28            0.00            (0.28)
July 1, 2005 to June 30, 2006 .............     $ 9.82         0.24           (0.09)           (0.24)
November 1, 2004 to June 30, 2005(4) ......     $ 9.84         0.13           (0.02)           (0.13)
November 1, 2003 to October 31, 2004 ......     $ 9.83         0.19            0.01            (0.19)
January 31, 2003(5) to October 31, 2003 ...     $ 9.79         0.16            0.04            (0.16)
Institutional Class
March 31, 2008(5) to June 30, 2008 ........     $ 9.72         0.10           (0.04)           (0.10)
Investor Class
July 1, 2007 to June 30, 2008 .............     $ 9.74         0.40           (0.07)           (0.40)
July 1, 2006 to June 30, 2007 .............     $ 9.74         0.36            0.00            (0.36)
July 1, 2005 to June 30, 2006 .............     $ 9.83         0.33           (0.09)           (0.33)
November 1, 2004 to June 30, 2005(4) ......     $ 9.85         0.20           (0.02)           (0.20)
November 1, 2003 to October 31, 2004 ......     $ 9.83         0.31            0.02            (0.31)
November 1, 2002 to October 31, 2003 ......     $ 9.72         0.35            0.11            (0.35)
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
Class A
July 1, 2007(5) to June 30, 2008 ..........     $ 4.76         0.20           (0.01)           (0.20)
July 1, 2006 to June 30, 2007(7) ..........     $ 4.76         0.17            0.00            (0.17)
July 1, 2005 to June 30, 2006(7) ..........     $ 4.77         0.14           (0.01)           (0.14)
November 1, 2004 to June 30, 2005(4,7) ....     $ 4.83         0.07           (0.06)           (0.07)
November 1, 2003 to October 31, 2004(7) ...     $ 4.87         0.08           (0.04)           (0.08)
November 1, 2002 to October 31, 2003(7) ...     $ 4.88         0.10           (0.01)           (0.10)
Class C
March 31, 2008(5) to June 30, 2008 ........     $ 4.75         0.04            0.01            (0.04)
Institutional Class
July 1, 2007 to June 30, 2008 .............     $ 4.76         0.22           (0.01)           (0.22)
July 1, 2006 to June 30, 2007 .............     $ 4.76         0.19            0.00            (0.19)
July 1, 2005 to June 30, 2006 .............     $ 4.77         0.16           (0.01)           (0.16)
November 1, 2004 to June 30, 2005(4) ......     $ 4.83         0.09           (0.06)           (0.09)
November 1, 2003 to October 31, 2004 ......     $ 4.87         0.12           (0.04)           (0.12)
November 1, 2002 to October 31, 2003 ......     $ 4.87         0.13            0.01            (0.14)
Investor Class
July 1, 2007 to June 30, 2008 .............     $ 4.76         0.20           (0.01)           (0.20)
July 1, 2006 to June 30, 2007 .............     $ 4.76         0.16            0.01            (0.17)
July 1, 2005 to June 30, 2006 .............     $ 4.77         0.14           (0.01)           (0.14)
November 1, 2004 to June 30, 2005(4) ......     $ 4.83         0.08           (0.06)           (0.08)
November 1, 2003 to October 31, 2004 ......     $ 4.87         0.10           (0.04)           (0.10)
November 1, 2002 to October 31, 2003 ......     $ 4.88         0.12            0.00            (0.13)
WISCONSIN TAX-FREE FUND
Class A
March 31, 2008(5) to June 30, 2008 ........     $10.44         0.09           (0.07)           (0.09)
Class C
July 1, 2007 to June 30, 2008 .............     $10.44         0.30           (0.05)           (0.30)
July 1, 2006 to June 30, 2007 .............     $10.38         0.30            0.11            (0.30)
July 1, 2005 to June 30, 2006 .............     $10.70         0.30           (0.29)           (0.30)
November 1, 2004 to June 30, 2005(4) ......     $10.80         0.21            0.06            (0.21)
November 1, 2003 to October 31, 2004 ......     $10.69         0.32            0.16            (0.32)
December 26, 2002(5) to October 31, 2003 ..     $10.60         0.26            0.09            (0.26)
Investor Class
July 1, 2007 to June 30, 2008 .............     $10.44         0.38           (0.05)           (0.38)
July 1, 2006 to June 30, 2007 .............     $10.38         0.38            0.11            (0.38)
July 1, 2005 to June 30, 2006 .............     $10.70         0.38           (0.29)           (0.38)
November 1, 2004 to June 30, 2005(4) ......     $10.80         0.28            0.06            (0.28)
November 1, 2003 to October 31, 2004 ......     $10.69         0.44            0.16            (0.44)
November 1, 2002 to October 31, 2003 ......     $10.56         0.44            0.13            (0.44)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 91


                              Financial Highlights

                                                               Ending   Ratio to Average Net Assets (Annualized)(1)
                                              Distributions  Net Asset  --------------------------------------------
                                                from Net     Value Per  Net Investment    Gross   Expenses     Net
                                             Realized Gains    Share     Income (Loss)  Expenses   Waived   Expenses
                                             --------------  ---------  --------------  --------  --------  ---------
SHORT-TERM MUNICIPAL BOND FUND
Class C
July 1, 2007 to June 30, 2008 .............      0.00          $ 9.66        3.15%        1.71%    (0.16)%    1.55%
July 1, 2006 to June 30, 2007 .............      0.00          $ 9.73        2.81%        1.73%    (0.18)%    1.55%
July 1, 2005 to June 30, 2006 .............      0.00          $ 9.73        2.46%        1.74%    (0.16)%    1.58%
November 1, 2004 to June 30, 2005(4) ......      0.00(6)       $ 9.82        1.98%        1.78%    (0.05)%    1.73%
November 1, 2003 to October 31, 2004 ......      0.00          $ 9.84        1.96%        1.82%    (0.03)%    1.79%
January 31, 2003(5) to October 31, 2003 ...      0.00          $ 9.83        2.05%        1.91%    (0.03)%    1.88%
Institutional Class
March 31, 2008(5) to June 30, 2008 ........      0.00          $ 9.68        4.35%        0.54%    (0.13)%    0.41%
Investor Class
July 1, 2007 to June 30, 2008 .............      0.00          $ 9.67        4.06%        1.10%    (0.44)%    0.66%
July 1, 2006 to June 30, 2007 .............      0.00          $ 9.74        3.70%        1.15%    (0.49)%    0.66%
July 1, 2005 to June 30, 2006 .............      0.00          $ 9.74        3.40%        1.15%    (0.49)%    0.66%
November 1, 2004 to June 30, 2005(4) ......      0.00(6)       $ 9.83        3.07%        0.87%    (0.21)%    0.66%
November 1, 2003 to October 31, 2004 ......      0.00          $ 9.85        3.12%        0.69%    (0.03)%    0.66%
November 1, 2002 to October 31, 2003 ......      0.00          $ 9.83        3.57%        0.64%     0.00%     0.64%
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
Class A
July 1, 2007(5) to June 30, 2008 ..........      0.00          $ 4.75        4.14%        0.99%    (0.29)%    0.70%
July 1, 2006 to June 30, 2007(7) ..........      0.00          $ 4.76        3.52%        1.06%    (0.34)%    0.72%
July 1, 2005 to June 30, 2006(7) ..........      0.00          $ 4.76        2.98%        1.05%    (0.29)%    0.76%
November 1, 2004 to June 30, 2005(4,7) ....      0.00          $ 4.77        2.23%        1.14%    (0.10)%    1.04%
November 1, 2003 to October 31, 2004(7) ...      0.00          $ 4.83        1.72%        1.17%    (0.05)%    1.12%
November 1, 2002 to October 31, 2003(7) ...      0.00          $ 4.87        1.90%        1.11%     0.00%     1.11%
Class C
March 31, 2008(5) to June 30, 2008 ........      0.00          $ 4.76        2.93%        1.63%    (0.21)%    1.42%
Institutional Class
July 1, 2007 to June 30, 2008 .............      0.00          $ 4.75        4.57%        0.61%    (0.24)%    0.37%
July 1, 2006 to June 30, 2007 .............      0.00          $ 4.76        3.87%        0.61%    (0.24)%    0.37%
July 1, 2005 to June 30, 2006 .............      0.00          $ 4.76        3.37%        0.59%    (0.22)%    0.37%
November 1, 2004 to June 30, 2005(4) ......      0.00          $ 4.77        2.86%        0.47%    (0.06)%    0.41%
November 1, 2003 to October 31, 2004 ......      0.00          $ 4.83        2.45%        0.40%    (0.02)%    0.38%
November 1, 2002 to October 31, 2003 ......      0.00          $ 4.87        2.69%        0.37%     0.00%     0.37%
Investor Class
July 1, 2007 to June 30, 2008 .............      0.00          $ 4.75        4.20%        1.16%    (0.44)%    0.72%
July 1, 2006 to June 30, 2007 .............      0.00          $ 4.76        3.52%        1.23%    (0.51)%    0.72%
July 1, 2005 to June 30, 2006 .............      0.00          $ 4.76        3.02%        1.22%    (0.50)%    0.72%
November 1, 2004 to June 30, 2005(4) ......      0.00          $ 4.77        2.53%        0.90%    (0.14)%    0.76%
November 1, 2003 to October 31, 2004 ......      0.00          $ 4.83        2.11%        0.75%    (0.02)%    0.73%
November 1, 2002 to October 31, 2003 ......      0.00          $ 4.87        2.39%        0.70%     0.00%     0.70%
WISCONSIN TAX-FREE FUND
Class A
March 31, 2008(5) to June 30, 2008 ........      0.00          $10.37        3.34%        0.99%    (0.29)%    0.70%
Class C
July 1, 2007 to June 30, 2008 .............     (0.02)         $10.37        2.82%        1.82%    (0.33)%    1.49%
July 1, 2006 to June 30, 2007 .............     (0.05)         $10.44        2.87%        1.88%    (0.39)%    1.49%
July 1, 2005 to June 30, 2006 .............     (0.03)         $10.38        2.86%        2.00%    (0.50)%    1.50%
November 1, 2004 to June 30, 2005(4) ......     (0.16)         $10.70        2.97%        2.07%    (0.58)%    1.49%
November 1, 2003 to October 31, 2004 ......     (0.05)         $10.80        3.00%        2.10%    (0.60)%    1.50%
December 26, 2002(5) to October 31, 2003 ..      0.00          $10.69        2.71%        2.08%    (0.58)%    1.50%
Investor Class
July 1, 2007 to June 30, 2008 .............     (0.02)         $10.37        3.57%        1.22%    (0.47)%    0.75%
July 1, 2006 to June 30, 2007 .............     (0.05)         $10.44        3.61%        1.30%    (0.55)%    0.75%
July 1, 2005 to June 30, 2006 .............     (0.03)         $10.38        3.62%        1.41%    (0.66)%    0.75%
November 1, 2004 to June 30, 2005(4) ......     (0.16)         $10.70        3.96%        1.22%    (0.71)%    0.51%
November 1, 2003 to October 31, 2004 ......     (0.05)         $10.80        4.09%        1.17%    (0.77)%    0.40%
November 1, 2002 to October 31, 2003 ......      0.00          $10.69        4.08%        1.13%    (0.82)%    0.31%

                                                        Portfolio   Net Assets at
                                               Total     Turnover   End of Period
                                             Return(2)   Rate(3)   (000's omitted)
                                             ---------  ---------  ---------------
SHORT-TERM MUNICIPAL BOND FUND
Class C
July 1, 2007 to June 30, 2008 .............    2.50%        94%       $    5,656
July 1, 2006 to June 30, 2007 .............    2.85%       126%       $    2,847
July 1, 2005 to June 30, 2006 .............    1.57%       129%       $    4,965
November 1, 2004 to June 30, 2005(4) ......    1.16%        75%       $    8,228
November 1, 2003 to October 31, 2004 ......    2.08%        69%       $    6,982
January 31, 2003(5) to October 31, 2003 ...    2.10%        84%       $    2,869
Institutional Class
March 31, 2008(5) to June 30, 2008 ........    0.66%        94%       $       10
Investor Class
July 1, 2007 to June 30, 2008 .............    3.43%        94%       $  796,199
July 1, 2006 to June 30, 2007 .............    3.76%       126%       $  674,631
July 1, 2005 to June 30, 2006 .............    2.49%       129%       $  637,443
November 1, 2004 to June 30, 2005(4) ......    1.87%        75%       $  657,403
November 1, 2003 to October 31, 2004 ......    3.37%        69%       $  484,450
November 1, 2002 to October 31, 2003 ......    4.82%        84%       $  644,324
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
Class A
July 1, 2007(5) to June 30, 2008 ..........    4.10%       191%       $  112,660
July 1, 2006 to June 30, 2007(7) ..........    3.59%       123%       $    9,670
July 1, 2005 to June 30, 2006(7) ..........    2.81%       128%       $   13,317
November 1, 2004 to June 30, 2005(4,7) ....    0.27%        47%       $   19,540
November 1, 2003 to October 31, 2004(7) ...    0.90%        72%       $   39,623
November 1, 2002 to October 31, 2003(7) ...    1.96%       128%       $   69,527
Class C
March 31, 2008(5) to June 30, 2008 ........    1.00%       191%       $    2,276
Institutional Class
July 1, 2007 to June 30, 2008 .............    4.47%       191%       $   95,113
July 1, 2006 to June 30, 2007 .............    3.95%       123%       $   80,326
July 1, 2005 to June 30, 2006 .............    3.20%       128%       $   91,622
November 1, 2004 to June 30, 2005(4) ......    0.67%        47%       $  144,860
November 1, 2003 to October 31, 2004 ......    1.65%        72%       $  289,641
November 1, 2002 to October 31, 2003 ......    2.94%       128%       $  577,522
Investor Class
July 1, 2007 to June 30, 2008 .............    4.10%       191%       $  746,639
July 1, 2006 to June 30, 2007 .............    3.59%       123%       $  340,682
July 1, 2005 to June 30, 2006 .............    2.84%       128%       $  419,465
November 1, 2004 to June 30, 2005(4) ......    0.44%        47%       $  556,121
November 1, 2003 to October 31, 2004 ......    1.30%        72%       $  881,337
November 1, 2002 to October 31, 2003 ......    2.38%       128%       $1,401,082
WISCONSIN TAX-FREE FUND
Class A
March 31, 2008(5) to June 30, 2008 ........    0.21%       102%       $      331
Class C
July 1, 2007 to June 30, 2008 .............    2.40%       102%       $    5,123
July 1, 2006 to June 30, 2007 .............    3.99%        51%       $    3,730
July 1, 2005 to June 30, 2006 .............    0.07%       111%       $    3,346
November 1, 2004 to June 30, 2005(4) ......    2.60%        24%       $    2,583
November 1, 2003 to October 31, 2004 ......    4.54%        17%       $    2,380
December 26, 2002(5) to October 31, 2003 ..    3.28%        54%       $    2,704
Investor Class
July 1, 2007 to June 30, 2008 .............    2.95%       102%       $   88,130
July 1, 2006 to June 30, 2007 .............    4.77%        51%       $   68,745
July 1, 2005 to June 30, 2006 .............    0.82%       111%       $   58,974
November 1, 2004 to June 30, 2005(4) ......    3.26%        24%       $   53,648
November 1, 2003 to October 31, 2004 ......    5.69%        17%       $   48,109
November 1, 2002 to October 31, 2003 ......    5.45%        54%       $   67,494

                 92 Wells Fargo Advantage Municipal Income Funds


                         Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2008, was comprised of 113 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund. Each Fund is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

In addition, effective at the close of business on June 20, 2008, the Advisor Class shares of the Ultra Short-Term Municipal Income Fund was renamed Class A shares and was modified to assume the features and attributes associated with Class A shares, including its exchange privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

                Wells Fargo Advantage Municipal Income Funds 93


                         Notes to Financial Statements

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned maybe invested generally are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At June 30, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                         Undistributed Net   Undistributed Net
FUND                                     Investment Income   Realized Gain/Loss   Paid-in Capital
--------------------------------------   -----------------   ------------------   ---------------
INTERMEDIATE TAX-FREE FUND                  $ 78,685            $  (78,685)         $         0
MUNICIPAL BOND FUND                           77,540               (77,540)                   0
SHORT-TERM MUNICIPAL BOND FUND               145,098              (121,102)             (23,996)
ULTRA SHORT-TERM MUNICIPAL INCOME FUND        45,435             1,803,468           (1,848,903)
WISCONSIN TAX-FREE FUND                       (2,275)                2,275                    0

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2008.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has

                 94 Wells Fargo Advantage Municipal Income Funds


                         Notes to Financial Statements

concluded that as of June 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: October 31, 2004; June 30, 2005; June 30, 2006; June 30, 2007; June 30, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2008, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                         Expiration   Capital Loss
FUND                                        Year      Carryforwards
--------------------------------------   ----------   -------------
MUNICIPAL BOND FUND                         2010       $ 1,107,852
SHORT-TERM MUNICIPAL BOND FUND              2009         4,862,997
                                            2010         1,445,980
                                            2013         3,388,674
                                            2015           464,118
ULTRA SHORT-TERM MUNICIPAL INCOME FUND      2010        41,943,778
                                            2011         2,733,995
                                            2014        25,349,055
                                            2015         2,105,019

At June 30, 2008, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                           Deferred
                                         Post-October
FUND                                     Capital Loss
--------------------------------------   ------------
SHORT-TERM MUNICIPAL BOND FUND            $1,801,475
ULTRA SHORT-TERM MUNICIPAL INCOME FUND     1,449,821
WISCONSIN TAX-FREE FUND                       31,217

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At June 30, 2008, the following Funds held futures contracts:

                                                                                                           Net Unrealized
                                                                                                            Appreciation
FUND                                     Contracts        Type         Expiration Date   Notional Amount   (Depreciation)
--------------------------------------   ---------   ---------------   ---------------   ---------------   --------------
MUNICIPAL BOND FUND                      60 Short    US 10-Year Note    September 2008     $ 6,835,313       $ (38,552)
SHORT-TERM MUNICIPAL BOND FUND           100 Short   US 2-Year Note     September 2008      21,120,313         (68,940)
                                         170 Short   US 5-Year Note     September 2008      18,794,297         (61,221)
ULTRA SHORT-TERM MUNICIPAL INCOME FUND   100 Short   US 2-Year Note     September 2008      21,120,313         (68,940)
                                         240 Short   US 5-Year Note     September 2008      26,533,125        (244,831)
                                         50 Short    US 10-Year Note    September 2008       5,696,094         (68,064)

                 Wells Fargo Advantage Municipal Income Funds 95


                          Notes to Financial Statements

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments. The Funds record as an increase or decrease to unrealized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. Credit default swaps involve the periodic payment by the Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument.

At June 30, 2008, the Funds had no open swap contracts.

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                         ADVISORY                                           SUBADVISORY
                                                       FEES (% OF                                            FEES (% OF
                                    AVERAGE DAILY     AVERAGE DAILY                      AVERAGE DAILY     AVERAGE DAILY
FUND                                 NET ASSETS        NET ASSETS)      SUBADVISER        NET ASSETS        NET ASSETS)
------------------------------   ------------------   -------------   -------------   ------------------   -------------
INTERMEDIATE TAX-FREE FUND       First $500 million       0.350*      Wells Capital   First $100 million       0.200
                                  Next $500 million       0.325*        Management     Next $200 million       0.175
                                    Next $2 billion       0.300        Incorporated    Next $200 million       0.150
                                    Next $2 billion       0.275                        Over $500 million       0.100
                                    Over $5 billion       0.250
MUNICIPAL BOND FUND              First $500 million       0.350*      Wells Capital   First $100 million       0.200
                                  Next $500 million       0.325*        Management     Next $200 million       0.175
                                    Next $2 billion       0.300        Incorporated    Next $200 million       0.150
                                    Next $2 billion       0.275                        Over $500 million       0.100
                                    Over $5 billion       0.250
SHORT-TERM MUNICIPAL BOND FUND   First $500 million       0.350*      Wells Capital   First $100 million       0.150
                                  Next $500 million       0.325*        Management     Next $200 million       0.100
                                    Next $2 billion       0.300        Incorporated    Over $300 million       0.050
                                    Next $2 billion       0.275
                                    Over $5 billion       0.250

                 96 Wells Fargo Advantage Municipal Income Funds


                          Notes to Financial Statements

                                                         ADVISORY                                           SUBADVISORY
                                                       FEES (% OF                                            FEES (% OF
                                    AVERAGE DAILY     AVERAGE DAILY                      AVERAGE DAILY     AVERAGE DAILY
FUND                                 NET ASSETS        NET ASSETS)      SUBADVISER        NET ASSETS        NET ASSETS)
----                             ------------------   -------------   -------------   ------------------   -------------
ULTRA SHORT-TERM MUNICIPAL       First $500 million       0.350*      Wells Capital   First $100 million        0.150
INCOME FUND                       Next $500 million       0.325*        Management     Next $200 million        0.100
                                    Next $2 billion       0.300        Incorporated    Over $300 million        0.050
                                    Next $2 billion       0.275
                                    Over $5 billion       0.250
WISCONSIN TAX-FREE FUND          First $500 million       0.350*      Wells Capital   First $100 million        0.200
                                  Next $500 million       0.325*        Management     Next $200 million        0.175
                                    Next $2 billion       0.300        Incorporated    Next $200 million        0.150
                                    Next $2 billion       0.275                        Over $500 million        0.100
                                    Over $5 billion       0.250

* Effective June 2, 2008, the advisory fee for first $500 million and next $500 million was reduced by 0.05% and 0.025%, respectively, as shown in the table. Prior to June 2, 2008, the advisory fee for first $500 million and next $500 million was 0.400% and 0.350%, respectively.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                 Administration Fees
                                               Average Daily        (% of Average
                                                 Net Assets       Daily Net Assets)
                                              ----------------   -------------------
Fund Level                                    First $5 billion          0.05
                                              Next $5 billion           0.04
                                              Over $10 billion          0.03
Class Level*
   Class A, Class B, Class C, Advisor Class   All asset levels          0.18*
   Adminstrator Class                         All asset levels          0.10
   Institutional Class                        All asset levels          0.08
   Investor Class                             All asset levels          0.23**

* Effective June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C was reduced by 0.10%, as shown in the table. Prior to June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C was 0.28%.

** Effective June 2, 2008, the class-level administration fee for the Investor Class was reduced by 0.17%, as shown in the table. From November 1, 2007 to June 1, 2008, the class-level administration fee for the Investor Class was 0.40%. Prior to November 1, 2007, the class-level administration fee for the Investor Class was 0.45%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                          % of Average
                                        Daily Net Assets
                                        ----------------
All Municipal Income Funds                    0.02

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended June 30, 2008, distribution fees incurred are disclosed on the Statements of Operations.

                 Wells Fargo Advantage Municipal Income Funds 97


                          Notes to Financial Statements

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                   % of Average
SHARE CLASS                                                      Daily Net Assets
--------------------------------------------------------------   ----------------
Class A, Class B, Class C, Administrator Class, Investor Class         0.25

For the year ended June 30,2008, shareholder servicing fees paid were as follows:

                                                                        ADMINISTRATOR    INVESTOR
FUND                                      CLASS A   CLASS B   CLASS C       CLASS         CLASS
--------------------------------------   --------   -------   -------   -------------   ----------
INTERMEDIATE TAX-FREE FUND               $ 17,409        NA   $ 2,314      $ 4,283      $  964,937
MUNICIPAL BOND FUND                       303,246   $18,081     4,759       44,745         596,302
SHORT-TERM MUNICIPAL BOND FUND                 NA        NA     8,598           NA       1,666,770
ULTRA SHORT-TERM MUNICIPAL INCOME FUND     61,591        NA       381           NA       1,020,152
WISCONSIN TAX-FREE FUND                        71        NA     9,073           NA         186,233

OTHER FEES AND EXPENSES

PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended June 30, 2008, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the year ended June 30, 2008, were as follows:

                                                              Net Operating Expense Ratios
                                         ----------------------------------------------------------------------
                                                                       Administrator   Institutional   Investor
Fund                                     Class A   Class B   Class C       Class           Class         Class
--------------------------------------   -------   -------   -------   -------------   -------------   --------
INTERMEDIATE TAX-FREE FUND               0.70%        NA      1.45%         0.60%          0.42%         0.75%
MUNICIPAL BOND FUND                      0.75%*     1.50%*    1.50%*        0.60%*         0.42%         0.80%
SHORT-TERM MUNICIPAL BOND FUND             NA         NA      1.55%           NA           0.40%         0.66%
ULTRA SHORT-TERM MUNICIPAL INCOME FUND   0.67%**      NA      1.42%           NA           0.37%         0.72%
WISCONSIN TAX-FREE FUND                  0.70%        NA      1.49%           NA             NA          0.75%

* Effective November 1, 2007, the net operating expense ratio, excluding the expenses of any money market funds or other fund held by the Fund, for the Municipal Bond Fund Administrator Class increased from 0.48% to 0.60%, with the approval of the Board. The weighted blended net operating expense ratio for the year ended June 30, 2008, for the Municipal Bond Fund Administrator Class is 0.56%. Effective March 31, 2008, the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, for the Class A, Class B and Class C shares of the Municipal Bond Fund decreased from 0.85% to 0.75%, 1.60% to 1.50% and 1.60% to 1.50%, respectively. The weighted blended net operating expense ratios for the year ended June 30, 2008 for the Class A, Class B and Class C shares of Municipal Bond Fund were 0.82%, 1.57% and 1.57%, respectively.

** Effective June 20, 2008, the Advisor Class of the Ultra Short-Term Municipal Income Fund was renamed Class A and was modified to assume the features and attributes of Class A, and the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, for the Class A shares of the Ultra Short-Term Municipal Income Fund decreased from 0.72% to 0.67%. The weighted blended net operating expense ratio for the period ended June 30, 2008 for the Class A shares of Ultra Short-Term Municipal Income Fund was 0.70%.

                 98 Wells Fargo Advantage Municipal Income Funds


                         Notes to Financial Statements

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended June 30, 2008, were as follows:

FUND                                     Purchases at Cost   Sales Proceeds
--------------------------------------   -----------------   --------------
INTERMEDIATE TAX-FREE FUND                 $  594,152,986     $401,390,358
MUNICIPAL BOND FUND                           580,282,886      560,276,166
SHORT-TERM MUNICIPAL BOND FUND                796,676,704      653,985,018
ULTRA SHORT-TERM MUNICIPAL INCOME FUND     $1,522,217,960     $999,990,987
WISCONSIN TAX-FREE FUND                       100,182,333       80,221,457

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended June 30, 2008, there were no borrowings by the Municipal Income Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2008, and June 30, 2007, was as follows:

                                          Tax-Exempt   Ordinary     Long-Term    Dividends Paid
                                            Income      Income    Capital Gain   on Redemptions      Total
FUND                                         2008        2008         2008            2008            2008
--------------------------------------   -----------   --------   ------------   --------------   -----------
INTERMEDIATE TAX-FREE FUND               $16,993,288   $198,044     $557,558           $0         $17,748,890
MUNICIPAL BOND FUND                       17,684,847          0            0            0          17,684,847
SHORT-TERM MUNICIPAL BOND FUND            28,473,874          0            0            0          28,473,874
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    22,075,093          0            0            0          22,075,093
WISCONSIN TAX-FREE FUND                    2,830,785    113,079       44,920            0           2,988,784

                                          Tax-Exempt   Ordinary     Long-Term    Dividends Paid
                                            Income      Income    Capital Gain   on Redemptions      Total
FUND                                         2007        2007         2007            2007            2007
--------------------------------------   -----------   --------   ------------   --------------   -----------
INTERMEDIATE TAX-FREE FUND               $ 6,714,560   $258,544     $ 16,221           $0         $ 6,989,325
MUNICIPAL BOND FUND                       15,620,054          0      715,865            0          16,335,919
SHORT-TERM MUNICIPAL BOND FUND            23,925,335          0            0            0          23,925,335
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    16,998,629          0            0            0          16,998,629
WISCONSIN TAX-FREE FUND                    2,398,754    120,298      192,738            0           2,711,790

As of June 30, 2008 the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales and cost basis adjustments related to premium amortization (only to funds that have elected not to amortize premium for tax purposes).

                Wells Fargo Advantage Municipal Income Funds 99


                         Notes to Financial Statements

                                    Undistributed   Undistributed   Undistributed     Unrealized
                                      Tax-Exempt       Ordinary       Long-Term      Appreciation     Capital Loss
FUND                                    Income          Income           Gain       (Depreciation)   Carryforward*      Total
---------------------------------   -------------   -------------   -------------   --------------   -------------   ------------
INTERMEDIATE TAX-FREE FUND             $170,788        $417,915        $63,678       $ (8,939,243)   $          0    $ (8,286,862)
MUNICIPAL BOND FUND                     268,621               0              0        (12,511,589)     (1,107,852)    (13,350,820)
SHORT-TERM MUNICIPAL BOND FUND          369,042               0              0         (8,537,420)    (11,963,244)    (20,131,622)
ULTRA SHORT-TERM MUNICIPAL INCOME
   FUND                                  12,386               0              0         (4,475,069)    (73,581,668)    (78,044,351)
WISCONSIN TAX-FREE FUND                  35,978               0              0           (226,315)        (31,217)       (221,554)

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Fund Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of June 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

                100 Wells Fargo Advantage Municipal Income Funds


                         Notes to Financial Statements

9. SUBSEQUENT EVENT

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each an "Acquisition", and collectively the "Acquisitions"), as shown in the table below. Each Acquiring Fund was deemed to be the accounting survivor in each Acquisition.

Target Fund                           Acquiring Fund
-----------                           --------------
National Limited-Term Tax-Free Fund   Short-Term Municipal Bond Fund
National Tax-Free Fund                Municipal Bond Fund

The Acquisitions were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007, and by the shareholders of each Target Fund on June 30, 2008. The Acquisitions were accomplished through the following steps. In a tax-free exchange, the Short-Term Municipal Bond Fund issued 9,387,729 of its shares (valued at $91,094,764) in exchange for all of the assets and liabilities of the National Limited-Term Tax-Free Fund. The aggregate net assets of the National Limited-Term Tax-Free Fund as of July 18, 2008 were valued at $91,094,764, which included $(9,992) of net accumulated realized loss, $(402,947) of net unrealized depreciation, and $183,856 of undistributed net investment income, and were combined with those of the Short-Term Municipal Bond Fund. In a tax-free exchange, the Municipal Bond Fund issued 27,806,480 of its shares (valued at $256,539,705) in exchange for all of the assets and liabilities of the National Tax-Free Fund. The aggregate net assets of the National Tax-Free Fund as of July 18, 2008 were valued at $256,539,705, which included $(966,050) of net accumulated realized loss, $(4,296,161) of net unrealized depreciation, and $632,179 of undistributed net investment income, and were combined with those of the Municipal Bond Fund. Each Target Fund then liquidated by distributing the corresponding Acquiring Fund shares pro rata to the Target Fund shareholders, so that Target Fund shareholders received shares of a specified class of the corresponding Acquiring Fund with a total value equal to the value of their Target Fund shares. In connection with the Acquisitions, each Target Fund will be dissolved and terminated as a series of the Trust. The aggregate net assets of the Short-Term Municipal Bond Fund and the Municipal Bond Fund immediately after the Acquisitions totaled $907,951,496 and $656,849,735, respectively.

                Wells Fargo Advantage Municipal Income Funds 101


             Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund (collectively, the "Funds"), five of the Funds constituting the Wells Fargo Funds Trust, as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended and the period from November 1, 2004 through June 30, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years or period ended October 31, 2004 and prior were audited by other auditors, whose report dated December 6, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of June 30, 2008, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP
Philadelphia, Pennsylvania
August 20, 2008

                102 Wells Fargo Advantage Municipal Income Funds


                         Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

For federal income tax purposes, the following Fund(s) designates a percentage of its distributions paid from net investment income during the year as exempt-interest dividends under Section 852(b)(5) of the Code:

                                           % Tax Exempt
                                         Distributions Paid
                                             From Net
FUND                                     Investment Income
----                                     ------------------
INTERMEDIATE TAX-FREE FUND                     100%
MUNICIPAL BOND FUND                            100
SHORT-TERM MUNICIPAL BOND FUND                 100
ULTRA SHORT-TERM MUNICIPAL INCOME FUND         100
WISCONSIN TAX-FREE FUND                        100

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund(s) listed below designates the following amounts as long-term capital gain dividends for the year:

                                          Long-Term
FUND                                     Capital Gain
----                                     ------------
INTERMEDIATE TAX-FREE FUND                 $557,557
WISCONSIN TAX-FREE FUND                      44,920

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund(s) listed below designates the following amounts as short-term capital gain dividends for the year:

                                          Short-Term
FUND                                     Capital Gain
----                                     ------------
INTERMEDIATE TAX-FREE FUND                 $198,044
WISCONSIN TAX-FREE FUND                     113,079

                Wells Fargo Advantage Municipal Income Funds 103


                         Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Portfolio, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Portfolio is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information(1) of each Portfolio. Each of the Trustees listed below acts in identical capacities for each of the 148 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                    Position Held and                                                                                     Other
Name and Age        Length of Service(2)       Principal Occupations During Past Five Years                            Directorships
------------        -------------------------  ----------------------------------------------------------------------  -------------
Thomas S. Goho      Trustee, since 1987        Co-Director for the Calloway School of Stephens University of Wake      None
65                                             Forest University. Prior thereto, the Thomas Goho Chair of Finance of
                                               Wake Forest University, Calloway School of Business and Accountancy,
                                               from 2006-2007 and Associate Professor of Finance from 1999-2005.

Peter G. Gordon     Trustee, since 1998;       Chairman, CEO and Co-Founder of Crystal Geyser Water Company            None
65                  Chairman, since 2005       and President of Crystal Geyser Roxane Water Company.
                    (Lead Trustee since 2001)

Olivia S. Mitchell  Trustee, since 2006        Professor of Insurance and Risk Management, Wharton School,             None
55                                             University of Pennsylvania. Director of the Boettner Center on
                                               Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate, National
                                               Bureau of Economic Research.

Timothy J. Penny    Trustee, since 1996        President and CEO of Southern Minnesota Initiative Foundation,          None
56                                             a non-profit organization since 2007 and Senior Fellow at the Humphrey
                                               Institute Policy Forum at the University of Minnesota since 1995.

Donald C. Willeke   Trustee, since 1996        Principal of the law firm of Willeke & Daniels.                         None
68

INTERESTED TRUSTEE(3)

                    Position Held and                                                                                     Other
Name and Age        Length of Service(2)       Principal Occupations During Past Five Years                            Directorships
------------        -------------------------  ----------------------------------------------------------------------  -------------
J. Tucker Morse     Trustee, since 1987        Private Investor/Real Estate Developer. Prior thereto, Chairman of      None
63                                             Whitepoint Capital, LLC until 2004.

                104 Wells Fargo Advantage Municipal Income Funds


                         Other Information (Unaudited)

OFFICERS

                    Position Held and                                                                                      Other
Name and Age        Length of Service(2)       Principal Occupations During Past Five Years                            Directorships
------------        -------------------------  ----------------------------------------------------------------------  -------------
Karla M. Rabusch    President, since 2003      Executive Vice President of Wells Fargo Bank, N.A. and President of     None
49                                             Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management,
                                               LLC from 2001 to 2003.

C. David Messman    Secretary, since 2000;     Senior Vice President and Secretary of Wells Fargo Funds Management,    None
48                  Chief Legal Counsel,       LLC since 2001. Vice President and Managing Senior Counsel of
                    since 2003                 Wells Fargo Bank, N.A. since 1996.

Stephen W.          Treasurer, since 2007      Vice President and Manager of Fund Accounting, Reporting and Tax for    None
Leonhardt                                      Wells Fargo Funds Management, LLC since 2007. Director of Fund
49                                             Administration and SEC Reporting for TIAA-CREF from 2005 to 2007.
                                               Chief Operating Officer for UMB Fund Services, Inc. from 2004 to 2005.
                                               Controller for Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early     Chief Compliance Officer,  Chief Compliance Officer of Wells Fargo Funds Management, LLC           None
43                  since 2007                 since 2007. Chief Compliance Officer of Parnassus Investments from
                                               2005 to 2007. Chief Financial Officer of Parnassus Investments from
                                               2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP
                                               from 1998 to 2004.

----------
(1) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of June 30, 2008, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

                Wells Fargo Advantage Municipal Income Funds 105


                         Other Information (Unaudited)

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

INTERMEDIATE TAX-FREE FUND, MUNICIPAL BOND FUND, SHORT-TERM MUNICIPAL BOND FUND, ULTRA SHORT-TERM MUNICIPAL INCOME FUND AND WISCONSIN TAX-FREE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 28, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 28, 2008, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management, and the appointment of a new Chief Compliance Officer for the Funds. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2007. The Board also considered these results in comparison to the median performance of a universe of relevant funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Universe.

                106 Wells Fargo Advantage Municipal Income Funds


                         Other Information (Unaudited)

The Board noted that the performance of each Fund was better than, equal to, or not appreciably below, the median performance of its Universe for all time periods.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratio and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the respective median fees of narrower groups of funds that were determined by Lipper to be the most similar to the Funds (the "Peer Group") and to other comparative data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Peer Group.

The Board noted that the net operating expense ratios for each Fund were lower than, equal to, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratios. The Board also noted that, at its regular meeting in November 2007, it had approved the reorganization of a fund of the Trust (the "Acquired Fund") into the Short-Term Municipal Bond Fund, pending shareholder approval, and that if the reorganization were approved by shareholders of the Acquired Fund and consummated, the net operating expense ratio for a share class of the Fund would be reduced upon completion of the reorganization. The Board further noted Funds Management's recommendation to decrease the net operating expense ratios for most share classes of the Municipal Bond Fund in coming to its conclusion.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided. The Board considered and approved Funds Management's recommendation to reduce the Advisory Agreement Rates for each of the Funds in coming to its conclusion. The Board also considered and approved Funds Management's recommendation to reduce administration fees for certain share classes of the Funds.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to the Funds. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2008 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

                Wells Fargo Advantage Municipal Income Funds 107


                         Other Information (Unaudited)

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the February 2008 board meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures.The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                108 Wells Fargo Advantage Municipal Income Funds


                             List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial
         Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC.   www.wellsfargo.com/advantagefunds          111409 08-08
All rights reserved.                                                              AMIFNLD/AR106 06-08

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, June 30, 2008, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================
(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2007 and June 30, 2008 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         For the fiscal years ended June 30, 2007 and June 30, 2008, the Audit Fees were $ 1,838,000 and $ 1,900,000 respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended June 30, 2007 and June 30, 2008 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2007 and June 30, 2008 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

          For the fiscal years ended June 30, 2007 and June 30, 2008, the Tax Fees were $ 110,800 and $XXX,XXX respectively. The incurred Tax Fees are comprised of excise tax review services.

          For the fiscal years ended June 30, 2007 and June 30, 2008, the Tax Fees were $ 178,935 and $XXX,XXX respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended June 30, 2007 and June 30, 2008.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f) Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended June 30, 2007 and June 30, 2008, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

         For the fiscal years ended June 30, 2007 and June 30, 2008, the Registrant incurred non-audit fees in the amount of $170,000 and $190,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

         For the fiscal years ended June 30, 2007 and June 30, 2008, the Registrant's investment adviser incurred non-audit fees in the amount of $44,000 and $50,000, respectively. The non-audit fees for the year-ended June 30, 2008 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6.  SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS
============================================================
Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES
================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                Wells Fargo Funds Trust

                                By: /s/ Karla M. Rabusch

                                    Karla M. Rabusch
                                    President

Date: August 18, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                    By: /s/ Karla M. Rabusch

                                        Karla M. Rabusch
                                        President

Date: August 18, 2008


                                    By: /s/ Stephen W. Leonhardt


                                       Stephen W. Leonhardt
                                       Treasurer

Date: August 18, 2008

                                  CERTIFICATION


I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage California Limited Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage National Limited Term Tax-Free Fund, Wells Fargo Advantage National Tax-Free Fund, Wells Fargo Advantage Intermediate Tax-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund and Wells Fargo Advantage Wisconsin Tax-Free Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date: August 18, 2008

/s/ Karla M. Rabusch
---------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT

                                  CERTIFICATION
                                  -------------


I, Stephen W. Leonhardt certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage California Limited Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage National Limited Term Tax-Free Fund, Wells Fargo Advantage National Tax-Free Fund, Wells Fargo Advantage Intermediate Tax-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund and Wells Fargo Advantage Wisconsin Tax-Free Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date: August 18, 2008

/s/ Stephen W. Leonhardt
-----------------------
Stephen W. Leonhardt
Treasurer
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT

                            SECTION 906 CERTIFICATION
                            -------------------------

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended June 30, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date: August 18, 2008

                                    By: /s/ Karla M. Rabusch

                                            Karla M. Rabusch
                                            President
                                            Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION
                            -------------------------


         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended June 30, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date: August 18, 2008

                                    By: /s/ Stephen W. Leonhardt

                                            Stephen W. Leonhardt
                                            Treasurer
                                            Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

JOINT CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND SENIOR FINANCIAL
OFFICERS

I.       COVERED OFFICERS / PURPOSE OF THE CODE

         This Code of Ethics ("Code") of Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (collectively, the "Trusts" and each, "a Trust") applies to each Trust's Principal Executive Officer, Principal Financial Officer and any other Trust officer's listed on Exhibit A (the "Covered Officers") for the purpose of promoting:

    o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o full, fair, accurate, timely and understandable financial disclosure in reports and documents that a Trust files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Trust;

    o compliance with applicable laws and governmental rules and regulations;

    o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

    o accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY BOTH ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, a Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust. Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The compliance programs and procedures of the Trust and Wells Fargo Funds Management, LLC (the

"Adviser") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trust and the Adviser, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or for the Adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Each Covered Officer recognizes that, as an officer of a Trust, he or she has a duty to act in the best interests of the Trust and its shareholders. If a Covered Officer believes that his or her responsibilities as an officer or employee of the Adviser are likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as an officer of the Trust, he or she should consult with the Chief Legal Officer. Under appropriate circumstances, a Covered Officer should also consider whether to present the matter to the Board. In addition, it is recognized by the Trust's Board of Trustees ("Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

                                     * * * *

         Each Covered Officer must:

    o not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

    o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of a Trust;

    o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

    o not retaliate against any other Covered Officer or any employee of a Trust or its affiliated persons for reports of potential violations that are made in good


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

         faith; and

    o not engage in personal, business or professional relationships or dealings that would impair his or her independence of judgment or adversely affect the performance of his or her duties in the best interests of the Trust and their shareholders.

         There are some conflict of interest situations that should always be approved in advance by the Chief Legal Officer of the Trust (the "Chief Legal Officer") if material. Examples of these include:

    o service as a director on the board of any public or private for-profit company (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may serve as a director of such company or any entity, controlling, controlled by, or under common control with, such company);

    o acquiring a financial interest in any company that provides services to the Trust (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may have an ownership interest in his or her employer or the employer's parent company);

    o the receipt of any entertainment or gifts from any person or company with which the Trust has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

    o any consulting or employment relationship with any of the Trust's service providers, other than with the primary employer of the Covered Officer; and

    o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's primary employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trust.

         Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including to the Board and the Trust's auditors, and to governmental regulators and self-regulatory organizations.

         Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust.

         It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

         Each Covered Officer should, consistent with his or her responsibilities, exercise appropriate supervision over and assist relevant Trust service providers in developing financial information and other disclosure that complies with relevant law and presents information in a clear, comprehensible and complete manner.

         Each Covered Officer is responsible for the accuracy of the records and reports that he or she is responsible for maintaining. The books and records of the Trust shall meet the highest standards and accurately reflect the true nature of the transactions they record. The Covered Officers must not create false or misleading documents or accounting, financial or electronic records for any purpose, and must not direct any other person to do so. If a Covered Officer becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he shall promptly report it to Chief Legal Officer for a determination as to what, if any, corrective action is necessary or appropriate.

         No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in a Trust's books or records for any reason. No disbursement of a Trust's assets shall be made without adequate supporting documentation or for any purpose other than as described in the Trust's documents or contracts.

         A Trust will maintain and preserve for a period of not less than six
(6) years from the date such action is taken, the first two (2) years in an easily accessible place, a copy of the information or materials supplied to the
Board: (i) that provided the basis for any amendment or waiver to this Code, and
(ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

    o upon adoption of the Code (or thereafter upon becoming a Covered Officer), affirm in writing (in the form attached to this Code) to the Board that he or she has received, read, and understands the Code;

    o annually thereafter affirm in writing (in the form attached to this Code) to the Board that he or she has complied with the requirements of the Code; and

    o notify the Chief Legal Officer of the Trust promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. While the Chief Legal Officer in authorized to interpret this Code, an approval of a situation that is expressly prohibited by this Code is deemed to be a "waiver" and can be approved only by the Board.

         The Trust will follow these procedures in investigating and enforcing this Code:

    o the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;

    o if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;

    o any matter that the Chief Legal Officer believes is a violation will be reported to the Board;

    o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser; or a recommendation to dismiss the Covered Officer;

    o the Board will be responsible for granting waivers, as appropriate (a "waiver" is the approval of a situation that is expressly prohibited by this Code); and

    o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts or the Adviser govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics adopted by the Trusts and the Adviser under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent Trustees.

VII.     CONFIDENTIALITY

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except upon request of the SEC or another regulatory agency, or as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than Board and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by each Trust and does not constitute an admission, by or on behalf of any Trust, as to any fact, circumstance, or legal conclusion.



Adopted: August 5, 2003

                                    EXHIBIT A


                           PERSONS COVERED BY THE CODE



Karla Rabusch, President of each Trust

Stephen Leonhardt, Treasurer of each Trust







Exhibit A amended:  May 9, 2007

                                    EXHIBIT B

                            COMPLIANCE CERTIFICATIONS





                              INITIAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES; (IV) UNDERSTAND THE PENALTIES
                                 FOR NON-COMPLIANCE;
                         (V)     WILLFULLY COMPLY WITH THE CODE AND ANY RELATED
                                 PROCEDURES; (VI) ACKNOWLEDGE MY RESPONSIBILITY
                                 TO REPORT ANY VIOLATION OF THE CODE TO LEGAL
                                 COUNSEL;
                         (VII)   UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (VIII)  HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE.


Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------

                              ANNUAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES; (IV) UNDERSTAND THE PENALTIES
                                 FOR NON-COMPLIANCE; (V) HAVE FULLY COMPLIED
                                 WITH THE CODE AND ANY RELATED PROCEDURES;
                         (VI)    HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                 COMPLIANCE WITH THE CODE;
                         (VII)   WILLFULLY COMPLY WITH THE CODE OF ETHICS;
                         (VIII)  ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (IX)    UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (X)     HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE



EXCEPTION(S):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------



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